                                                    Registration Nos. 333-118318
                                                                       811-08561
       As filed with the Securities and Exchange Commission on May 3, 2010

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-effective Amendment No.  [_]

     Post-Effective Amendment No. [10]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. [146]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)

                          175 Water Street, 18th Floor
                            New York, New York 10038
                                 (212) 770-7000
               (Guarantor's Telephone Number, including Area Code)

                              Lauren W. Jones, Esq.
                                  Chief Counsel
                      American General Life Companies, LLC
                            2929 Allen Parkway, AT-30
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

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Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [X]  on May 3, 2010 pursuant to paragraph (b)

     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

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
PLATINUM INVESTOR(R) IV                 .   Neuberger Berman Advisers
                                            Management Trust ("Neuberger
FLEXIBLE PREMIUM VARIABLE UNIVERSAL         Berman AMT")
LIFE INSURANCE POLICIES (the            .   Oppenheimer Variable Account Funds
"Policies") issued by AMERICAN GENERAL      ("Oppenheimer")
LIFE INSURANCE COMPANY                  .   PIMCO Variable Insurance Trust
("AGL") through its Separate                ("PIMCO VIT")
Account VL-R                            .   Pioneer Variable Contracts Trust
                                            ("Pioneer")
       THIS PROSPECTUS IS DATED         .   Putnam Variable Trust ("Putnam VT")
             MAY 3, 2010                .   SunAmerica Series Trust
                                            ("SunAmerica ST")
This prospectus describes Platinum      .   VALIC Company I ("VALIC Co. I")
Investor IV flexible premium variable   .   Van Kampen Life Investment Trust
universal life insurance Policies           ("Van Kampen LIT")
issued by AGL. Platinum Investor IV     .   Vanguard(R) Variable Insurance
Policies provide life insurance             Fund ("Vanguard VIF")
coverage with flexibility in death
benefits, PREMIUM PAYMENTS and          See "Variable Investment Options" on
INVESTMENT OPTIONS. During the          page 21 for a complete list of the
lifetime of the INSURED PERSON you may  variable investment options and the designate or change the BENEFICIARY to  respective advisers and sub-advisers
whom Platinum Investor IV pays the      of the corresponding FUNDS. You should
DEATH BENEFIT upon the insured          also read the prospectuses of the
person's death. You choose one of       Funds underlying the variable
three death benefit options. We         investment options that may interest
guarantee a death benefit if the        you. You can request free copies from
MONTHLY GUARANTEE PREMIUM is paid and   your AGL representative or from our
your Policy has not lapsed. AGL no      ADMINISTRATIVE CENTER Shown under
longer sells Platinum Investor IV       "Contact Information" on page 5.
Policies.
                                        THERE IS NO GUARANTEED CASH SURRENDER
For information on how to contact AGL,  VALUE FOR AMOUNTS ALLOCATED TO THE
please see "CONTACT INFORMATION" on     VARIABLE INVESTMENT OPTIONS.
page 5.
                                        IF THE CASH SURRENDER VALUE (THE CASH
The Index of Special Words and Phrases  VALUE REDUCED BY ANY LOAN BALANCE) IS
on page 64 will refer you to pages      INSUFFICIENT TO COVER THE CHARGES DUE
that contain more about many of the     UNDER THE POLICY, THE POLICY MAY
words and phrases that we use. All of   TERMINATE WITHOUT VALUE.
the words and phrases listed in the
Index will be underlined and written    BUYING THIS POLICY MIGHT NOT BE A GOOD
in bold the first time they appear in   WAY OF REPLACING YOUR EXISTING
this prospectus.                        INSURANCE OR ADDING MORE INSURANCE IF
                                        YOU ALREADY OWN A FLEXIBLE PREMIUM
This prospectus generally describes     VARIABLE UNIVERSAL LIFE INSURANCE
only the variable portions of the       POLICY. YOU MAY WISH TO CONSULT WITH
Policy, except where the fixed account  YOUR INSURANCE REPRESENTATIVE OR is specifically mentioned. Please read  FINANCIAL ADVISER.
this prospectus carefully and keep it
for future reference.                   NEITHER THE SECURITIES AND EXCHANGE
                                        COMMISSION ("SEC") NOR ANY STATE
The AGL declared fixed interest         SECURITIES COMMISSION HAS APPROVED OR
account ("FIXED ACCOUNT") is the fixed  DISAPPROVED THESE SECURITIES OR PASSED
investment option for these Policies.   UPON THE ADEQUACY OR ACCURACY OF THIS
You can also use AGL's SEPARATE         PROSPECTUS. ANY REPRESENTATION TO THE
ACCOUNT VL-R ("Separate Account") to    CONTRARY IS A CRIMINAL OFFENSE.
invest in the Platinum Investor IV
VARIABLE INVESTMENT OPTIONS.            THE POLICIES ARE NOT INSURED BY THE
Currently, the Platinum Investor IV     FDIC, THE FEDERAL RESERVE BOARD OR ANY
variable investment options each        SIMILAR AGENCY. THEY ARE NOT A DEPOSIT
purchase shares of a corresponding      OR OTHER OBLIGATION OF, NOR ARE THEY
FUND of:                                GUARANTEED OR ENDORSED BY, ANY BANK OR
                                        DEPOSITORY INSTITUTION. AN INVESTMENT
..   AIM Variable Insurance Funds        IN A VARIABLE UNIVERSAL LIFE INSURANCE
    (Invesco Variable Insurance Funds)  POLICY IS SUBJECT TO INVESTMENT RISKS,
    ("Invesco V.I.")                    INCLUDING POSSIBLE LOSS OF PRINCIPAL
..   The Alger Portfolios ("Alger")      INVESTED.
..   American Century(R) Variable
    Portfolios, Inc. ("American         THE POLICIES ARE NOT AVAILABLE IN ALL
    Century(R) VP")                     STATES. THIS PROSPECTUS DOES NOT OFFER
..   Credit Suisse Trust ("Credit        THE POLICIES IN ANY JURISDICTION WHERE
    Suisse Trust")                      THEY CANNOT BE LAWFULLY SOLD. YOU
..   Fidelity(R) Variable Insurance      SHOULD RELY ONLY ON THE INFORMATION
    Products ("Fidelity(R) VIP")        CONTAINED IN THIS PROSPECTUS, OR ON
..   Franklin Templeton Variable         SALES MATERIALS WE HAVE APPROVED OR
    Insurance Products Trust            THAT WE HAVE REFERRED YOU TO. WE HAVE
    ("Franklin Templeton VIP")          NOT AUTHORIZED ANYONE TO PROVIDE YOU
..   Janus Aspen Series ("Janus Aspen")  WITH INFORMATION THAT IS DIFFERENT.
..   JPMorgan Insurance Trust
    ("JPMorgan")
..   MFS(R) Variable Insurance Trust
    ("MFS(R) VIT")

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                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..............................................  6.
POLICY BENEFITS............................................................  6.
   DEATH BENEFIT...........................................................  6.
       DEATH BENEFIT PROCEEDS..............................................  6.
       DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3.......................  6.
          DEATH BENEFIT OPTION 1...........................................  6.
          DEATH BENEFIT OPTION 2...........................................  6.
          DEATH BENEFIT OPTION 3...........................................  7.
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS........  7.
       FULL SURRENDERS.....................................................  7.
       PARTIAL SURRENDERS..................................................  7.
       TRANSFERS...........................................................  7.
       POLICY LOANS........................................................  7.
   PREMIUMS................................................................  7.
       FLEXIBILITY OF PREMIUMS.............................................  7.
       FREE LOOK...........................................................  8.
   THE POLICY..............................................................  8.
       OWNERSHIP RIGHTS....................................................  8.
       SEPARATE ACCOUNT....................................................  8.
       FIXED ACCOUNT.......................................................  8.
       ACCUMULATION VALUE..................................................  8.
       PAYMENT OPTIONS.....................................................  8.
       TAX BENEFITS........................................................  8.
   SUPPLEMENTAL BENEFITS AND RIDERS........................................  9.
POLICY RISKS...............................................................  9.
   INVESTMENT RISK.........................................................  9.
   RISK OF LAPSE...........................................................  9.
   TAX RISKS...............................................................  9.
   PARTIAL SURRENDER AND FULL SURRENDER RISKS.............................. 10.
   POLICY LOAN RISKS....................................................... 10.
PORTFOLIO RISKS............................................................ 10.
TABLES OF CHARGES.......................................................... 11.
GENERAL INFORMATION........................................................ 18.
   AMERICAN GENERAL LIFE INSURANCE COMPANY................................. 18.
   SEPARATE ACCOUNT VL-R................................................... 18.
   GUARANTEE OF INSURANCE OBLIGATIONS...................................... 19.
   ADDITIONAL INFORMATION.................................................. 19.
   COMMUNICATION WITH AGL.................................................. 19.
       ADMINISTRATIVE CENTER............................................... 19.
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
         TRANSACTIONS...................................................... 19.
          E-DELIVERY....................................................... 20.
          E-SERVICE........................................................ 20.
          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND
            WRITTEN TRANSACTIONS........................................... 20.
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE........................... 21.
       TELEPHONE TRANSACTIONS.............................................. 21.
   VARIABLE INVESTMENT OPTIONS............................................. 21.
   VOTING PRIVILEGES....................................................... 25.
   FIXED ACCOUNT........................................................... 25.
       OUR GENERAL ACCOUNT................................................. 26.
       HOW WE DECLARE INTEREST............................................. 26.
   ILLUSTRATIONS........................................................... 26.
POLICY FEATURES............................................................ 26.
   AGE..................................................................... 27.
   DEATH BENEFITS.......................................................... 27.
       YOUR SPECIFIED AMOUNT OF INSURANCE.................................. 27.
       YOUR DEATH BENEFIT.................................................. 27.
       REQUIRED MINIMUM DEATH BENEFIT...................................... 28.

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
    PREMIUM PAYMENTS....................................................... 29
        PREMIUM PAYMENTS................................................... 29
        PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER............ 29
        LIMITS ON PREMIUM PAYMENTS......................................... 30
        CHECKS............................................................. 30
        PLANNED PERIODIC PREMIUMS.......................................... 30
        GUARANTEE PERIOD BENEFIT........................................... 30
        FREE LOOK PERIOD................................................... 31
    CHANGING YOUR INVESTMENT OPTION ALLOCATIONS............................ 31
        FUTURE PREMIUM PAYMENTS............................................ 31
        TRANSFERS OF EXISTING ACCUMULATION VALUE........................... 31
           CHARGES......................................................... 31
           RESTRICTIONS ON TRANSFERS FROM VARIABLE INVESTMENT
             OPTIONS....................................................... 31
           RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT................ 32
        DOLLAR COST AVERAGING.............................................. 32
        AUTOMATIC REBALANCING.............................................. 32
        MARKET TIMING...................................................... 33
        RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
          OBLIGATIONS...................................................... 34
    CHANGING THE SPECIFIED AMOUNT OF INSURANCE............................. 34
        INCREASE IN COVERAGE............................................... 34
        DECREASE IN COVERAGE............................................... 34
    CHANGING DEATH BENEFIT OPTIONS......................................... 35
        CHANGE OF DEATH BENEFIT OPTION..................................... 35
        TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE.................. 36
        EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD
          BENEFIT.......................................................... 36
    NO TOBACCO USE INCENTIVE............................................... 36
    ACCOUNT VALUE ENHANCEMENT.............................................. 37
    EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS...................... 37
        VALUATION DATES, TIMES, AND PERIODS................................ 37
        FUND PRICING....................................................... 37
        DATE OF RECEIPT.................................................... 38
        COMMENCEMENT OF INSURANCE COVERAGE................................. 38
        DATE OF ISSUE; POLICY MONTHS AND YEARS............................. 38
        MONTHLY DEDUCTION DAYS............................................. 38
        COMMENCEMENT OF INVESTMENT PERFORMANCE............................. 38
        EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT
          YOU MAKE......................................................... 38
    REPORTS TO POLICY OWNERS............................................... 39
 ADDITIONAL BENEFIT RIDERS................................................. 39
    RIDERS................................................................. 39
        ACCIDENTAL DEATH BENEFIT RIDER..................................... 39
        CHILDREN'S INSURANCE BENEFIT RIDER................................. 39
        MATURITY EXTENSION RIDER........................................... 40
        SPOUSE TERM RIDER.................................................. 41
        TERMINAL ILLNESS RIDER............................................. 41
        WAIVER OF MONTHLY DEDUCTION RIDER.................................. 41
        MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS................. 42
        MONTHLY GUARANTEE PREMIUM RIDER TO AGE 100......................... 43
    TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.......................... 45
 POLICY TRANSACTIONS....................................................... 45
    E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN
      TRANSACTIONS......................................................... 45
    WITHDRAWING POLICY INVESTMENTS......................................... 45
        FULL SURRENDER..................................................... 45
        PARTIAL SURRENDER.................................................. 46
        EXCHANGE OF POLICY IN CERTAIN STATES............................... 46
        POLICY LOANS....................................................... 46
        PREFERRED LOAN INTEREST RATE....................................... 47
        MATURITY OF YOUR POLICY............................................ 47
        TAX CONSIDERATIONS................................................. 47
 POLICY PAYMENTS........................................................... 47
    PAYMENT OPTIONS........................................................ 47

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
        CHANGE OF PAYMENT OPTION........................................... 48
        TAX IMPACT......................................................... 48
    THE BENEFICIARY........................................................ 48
    ASSIGNMENT OF A POLICY................................................. 49
    PAYMENT OF PROCEEDS.................................................... 49
        GENERAL............................................................ 49
        DELAY OF FIXED ACCOUNT PROCEEDS.................................... 49
        DELAY FOR CHECK CLEARANCE.......................................... 49
        DELAY OF SEPARATE ACCOUNT VL-R PROCEEDS............................ 49
        DELAY TO CHALLENGE COVERAGE........................................ 49
        DELAY REQUIRED UNDER APPLICABLE LAW................................ 50
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 50
 VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............ 51
        UNDERWRITING AND PREMIUM CLASSES................................... 51
        POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS...................... 51
        STATE LAW REQUIREMENTS............................................. 51
        EXPENSES OR RISKS.................................................. 51
        UNDERLYING INVESTMENTS............................................. 51
 CHARGES UNDER THE POLICY.................................................. 51
        STATUTORY PREMIUM TAX CHARGE....................................... 51
        TAX CHARGE BACK.................................................... 52
        PREMIUM EXPENSE CHARGE............................................. 52
        DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)...................... 52
        FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTION............... 52
        FLAT MONTHLY CHARGE................................................ 52
        MONTHLY CHARGE PER $1,000 OF SPECIFIED AMOUNT...................... 52
        MONTHLY INSURANCE CHARGE........................................... 53
        MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS...................... 53
        SURRENDER CHARGE................................................... 54
        PARTIAL SURRENDER PROCESSING FEE................................... 54
        TRANSFER FEE....................................................... 54
        ILLUSTRATIONS...................................................... 55
        POLICY LOANS....................................................... 55
        CHARGE FOR TAXES................................................... 55
        ALLOCATION OF CHARGES.............................................. 55
    MORE ABOUT POLICY CHARGES.............................................. 55
        PURPOSE OF OUR CHARGES............................................. 55
        GENERAL............................................................ 55
 ACCUMULATION VALUE........................................................ 56
        YOUR ACCUMULATION VALUE............................................ 56
        YOUR INVESTMENT OPTIONS............................................ 56
 POLICY LAPSE AND REINSTATEMENT............................................ 56
 FEDERAL TAX CONSIDERATIONS................................................ 57
    TAX EFFECTS............................................................ 57
        GENERAL............................................................ 57
        TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS..................... 57
        OTHER EFFECTS OF POLICY CHANGES.................................... 58
        RIDER BENEFITS..................................................... 58
        TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A
          MODIFIED ENDOWMENT CONTRACT...................................... 59
        TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A
          MODIFIED ENDOWMENT CONTRACT...................................... 59
        POLICY LAPSES AND REINSTATEMENTS................................... 60
        DIVERSIFICATION AND INVESTOR CONTROL............................... 60
        ESTATE AND GENERATION SKIPPING TAXES............................... 60
        LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS........................ 61
        PENSION AND PROFIT-SHARING PLANS................................... 61
        OTHER EMPLOYEE BENEFIT PROGRAMS.................................... 62
        ERISA.............................................................. 62
        OUR TAXES.......................................................... 62
        WHEN WE WITHHOLD INCOME TAXES...................................... 62
        TAX CHANGES........................................................ 63

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
LEGAL PROCEEDINGS.......................................................... 63
FINANCIAL STATEMENTS....................................................... 63
INDEX OF SPECIAL WORDS AND PHRASES......................................... 64

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                                            CONTACT INFORMATION
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 ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR IV POLICIES.
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              ADMINISTRATIVE CENTER:                 HOME OFFICE:                    PREMIUM PAYMENTS:
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

(EXPRESS DELIVERY)                (U.S. MAIL)        2727-A Allen Parkway       (EXPRESS DELIVERY)
VUL Administration                VUL Administration Houston, Texas 77019-2191  Payment Processing Center
2727-A Allen Parkway              P. O. Box 4880     1-713-831-3443             8430 W. Bryn Mawr Ave.
Houston, Texas 77019-2191         Houston, Texas     1-800-340-2765             3/rd/ Floor Lockbox 0842
1-713-831-3443, 1-800-340-2765    77210-4880                                    Chicago, IL 60631
(Hearing Impaired) 1-888-436-5256                                               (U.S. MAIL)
Fax: 1-713-620-6653                                                             Payment Processing Center
(EXCEPT PREMIUM PAYMENTS)                                                       P.O. Box 0842
                                                                                Carol Stream, IL 60132-0842
------------------------------------------------------------------------------------------------------------

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                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   AGL no longer sells Platinum Investor IV Policies.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among up to 55 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Any Policy owner whose Policy was issued before May 1, 2006 may invest in 11 investment options that are not available to any other Policy owners. There are restrictions on the use of one additional investment option. See "Variable Investment Options" on page 21.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor IV Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. We will increase the death benefit by any additional death benefit under a rider. Platinum Investor IV is available for specified amounts of $50,000 or more. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..   Death Benefit Option 1, Option 2 and Option 3:

   You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three options when you apply for your Policy.

..   Death Benefit Option 1 is the specified amount on the date of the insured person's death.

..   Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

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..   Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Required minimum death benefit" on page 28.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: You may, at any time after the first POLICY YEAR, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..   Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next
    Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest monthly on loaned amounts; we guarantee an annual effective interest rate of 4%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" riders (described under "Guarantee period benefit" on page 30) remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

..   Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% or more annually. We may declare higher rates of interest, but are not obligated to do so.

..   Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these PAYMENT OPTIONS is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 47.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each MONTHLY DEDUCTION DAY. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While either of the guarantee period benefit riders is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 57. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The following tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount,
(3) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's specified amount, (4) transfer accumulation value between investment options, or (5) request additional illustrations.

-------------------------------------------------------------------------------------------------------
                                         TRANSACTION FEES
-------------------------------------------------------------------------------------------------------
CHARGE                    WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED        CURRENT CHARGE
                                                    CHARGE
-------------------------------------------------------------------------------------------------------

STATUTORY PREMIUM TAX     Upon receipt of each      3.50%/1/ of each          3.50%/1/ of each
CHARGE                    premium payment           premium payment/2/        premium payment/2/
-------------------------------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE    Upon receipt of each      7.50% of the premium      5.00% of the premium
                          premium payment           payment remaining after   payment remaining after
                                                    deduction of the          deduction of the
                                                    premium tax charge        premium tax charge
-------------------------------------------------------------------------------------------------------

--------
   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.50%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

   /2/ Instead of a premium tax charge, we assess a tax charge back of 1.78% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 52.

-------------------------------------------------------------------------------------------------
                                     TRANSACTION FEES
-------------------------------------------------------------------------------------------------
CHARGE                    WHEN CHARGE IS          MAXIMUM GUARANTEED      CURRENT CHARGE
                          DEDUCTED                CHARGE
-------------------------------------------------------------------------------------------------
SURRENDER CHARGE.........

   Maximum Charge/1/      Upon a partial          $49 per $1,000 of       $49 per $1,000 of
                          surrender or a full     Specified Amount        Specified Amount
                          surrender of your
                          Policy/2/
-------------------------------------------------------------------------------------------------

   Minimum Charge/3/      Upon a partial          $1 per $1,000 of        $1 per $1,000 of
                          surrender or a full     Specified Amount        Specified Amount
                          surrender of your
                          Policy/2/
-------------------------------------------------------------------------------------------------

   Example Charge -       Upon a partial          $16 per $1,000 of       $16 per $1,000 of
   for the first          surrender or a full     Specified Amount        Specified Amount
   Policy year - for      surrender of your
   a 38 year old          Policy/2/
   male, with a
   Specified Amount
   of $60,000
-------------------------------------------------------------------------------------------------

PARTIAL SURRENDER         Upon a partial          The lesser of $25 or    $10
  PROCESSING FEE          surrender of your       2.00% of the partial
                          Policy                  surrender
-------------------------------------------------------------------------------------------------

TRANSFER FEE              Upon a transfer of      $25 for each            $25 for each
                          accumulation value      transfer/4/             transfer/4/
-------------------------------------------------------------------------------------------------

POLICY OWNER              Upon each request for   $25                     $0
ADDITIONAL                a Policy illustration
ILLUSTRATION CHARGE       after the first in a
                          Policy year
-------------------------------------------------------------------------------------------------

--------
   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The Maximum Charge is for a male, standard tobacco, age 60 at the Policy's date of issue, with a Specified Amount of $50,000.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 10 Policy years and for a maximum of the first 10 Policy years following an increase in the Policy's Specified Amount. The Surrender Charge attributable to an increase in the Policy's Specified Amount applies only to the increase in Specified Amount. The Surrender Charge will vary based on the insured person's sex, age, premium class, Policy year and Specified Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 26 and 27 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 10th Policy year. The Minimum Charge is for a female, juvenile, age 1 at the Policy's date of issue, with a Specified Amount of $50,000.

   /4/ The first 12 transfers in a Policy year are free of charge.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

-------------------------------------------------------------------------------------------------
                                     PERIODIC CHARGES
                           (OTHER THAN FUND FEES AND EXPENSES)
-------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS        MAXIMUM GUARANTEED    CURRENT CHARGE
                                DEDUCTED              CHARGE
-------------------------------------------------------------------------------------------------

FLAT MONTHLY CHARGE             Monthly, at the       $6                    $6
                                beginning of each
                                Policy month
-------------------------------------------------------------------------------------------------

COST OF INSURANCE CHARGE/1/

   Maximum Charge/2/            Monthly, at the       $83.33 per $1,000     $5.63 per $1,000 of
                                beginning of each     of net amount at      net amount at risk
                                Policy month          risk/3/
-------------------------------------------------------------------------------------------------

   Minimum Charge/4/            Monthly, at the       $0.06 per $1,000 of   $0.03 per $1,000 of
                                beginning of each     net amount at risk    net amount at risk
                                Policy month
-------------------------------------------------------------------------------------------------

   Example Charge for the       Monthly, at the       $0.22 per $1,000 of   $0.19 per $1,000 of
   first Policy year - for      beginning of each     net amount at risk    net amount at risk
   a 38 year old male,          Policy month
   preferred non-tobacco,
   with a Specified Amount
   of $60,000
-------------------------------------------------------------------------------------------------

--------
   /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 26 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 99th birthday. The policy anniversary nearest the insured person's 100th birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, standard tobacco, age 90 at the Policy's date of issue, with a Specified Amount of $50,000.

   /3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, juvenile, age 6 at the Policy's date of issue, with a Specified Amount of $1,000,000.

-------------------------------------------------------------------------------------------------
                                       PERIODIC CHARGES
                             (OTHER THAN FUND FEES AND EXPENSES)
-------------------------------------------------------------------------------------------------
CHARGE                       WHEN CHARGE IS         MAXIMUM GUARANTEED     CURRENT CHARGE
                             DEDUCTED               CHARGE
-------------------------------------------------------------------------------------------------
MONTHLY CHARGE PER $1,000
  OF SPECIFIED AMOUNT/1/

   Maximum Charge - for a    Monthly, at the        $1.42 per $1,000 of    $1.42 per $1,000 of
   75 year old male,         beginning of each      Specified Amount       Specified Amount
   standard tobacco, with    Policy month. This
   a Specified Amount of     Charge is imposed
   $360,000                  during the first 5
                             Policy years and the
                             first 5 Policy years
                             following an increase
                             in Specified Amount
-------------------------------------------------------------------------------------------------

   Minimum Charge - for a    Monthly, at the        $0.05 per $1,000 of    $0.05 per $1,000 of
   1 year old female,        beginning of each      Specified Amount       Specified Amount
   juvenile, with a          Policy month. This
   Specified Amount of       Charge is imposed
   $360,000                  during the first 5
                             Policy years and the
                             first 5 Policy years
                             following an increase
                             in Specified Amount
-------------------------------------------------------------------------------------------------

   Example Charge - for a    Monthly, at the        $0.18 per $1,000 of    $0.18 per $1,000 of
   38 year old male,         beginning of each      Specified Amount       Specified Amount
   preferred non-tobacco,    Policy month. This
   with a Specified          Charge is imposed
   Amount of $60,000         during the first 5
                             Policy years and the
                             first 5 Policy years
                             following an increase
                             in Specified Amount
-------------------------------------------------------------------------------------------------

DAILY CHARGE (MORTALITY      Daily                  annual effective rate  annual effective rate
  AND EXPENSE RISK FEE)/2/                          of 0.70% of            of 0.70% of
   Policy years 1-10 /3/                            accumulation value     accumulation value
                                                    invested in the        invested in the
                                                    variable investment    variable investment
                                                    options/3/             options/3/
-------------------------------------------------------------------------------------------------

POLICY LOAN INTEREST         Annually (in advance,  4.75% of the loan      4.75% of the loan
CHARGE                       on your Policy         balance/4/             balance/4/
                             anniversary)
-------------------------------------------------------------------------------------------------

--------
   /1/ The Monthly Charge per $1,000 of Specified Amount will vary based on the amount of coverage and the insured person's sex, age and premium class. The Monthly Charge per $1,000 of Specified Amount shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of Specified Amount applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Five Years." More detailed information covering your Monthly Charge per $1,000 of Specified Amount is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your AGL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

   /2/ Policies issued in Maryland refer to this charge as an "account value charge."

   /3/ After the 10th Policy year, the maximum DAILY CHARGE will be as follows:
     Policy years 11-20........annual effective rate of 0.35%
     Policy years 21+..........annual effective rate of 0.10%
     These reductions in the amount of the daily charge are guaranteed.

   /4/ We assess loan interest at the beginning of each Policy year at a rate of 4.54%. The 4.54% rate is equivalent to interest assessed at the end of the Policy year at an annual effective rate of 4.75%. See "Policy loans" on page 46.

   The next tables describe the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

------------------------------------------------------------------------------------------------
                                     PERIODIC CHARGES
                              (OPTIONAL BENEFIT RIDERS ONLY)
------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER      WHEN CHARGE IS         MAXIMUM GUARANTEED     CURRENT CHARGE
                            DEDUCTED               CHARGE
------------------------------------------------------------------------------------------------

ACCIDENTAL DEATH
  BENEFIT/1/

   Maximum Charge -         Monthly, at the        $0.15 per $1,000 of    $0.15 per $1,000 of
   for a 65 year old        beginning of each      rider coverage         rider coverage
                            Policy month
------------------------------------------------------------------------------------------------

   Minimum Charge -         Monthly, at the        $0.07 per $1,000 of    $0.07 per $1,000 of
   for a 29 year old        beginning of each      rider coverage         rider coverage
                            Policy month
------------------------------------------------------------------------------------------------

   Example Charge -         Monthly, at the        $0.09 per $1,000 of    $0.09 per $1,000 of
   for a 38 year old        beginning of each      rider coverage         rider coverage
                            Policy month
------------------------------------------------------------------------------------------------

CHILDREN'S INSURANCE        Monthly, at the        $0.48 per $1,000 of    $0.48 per $1,000 of
BENEFIT                     beginning of each      rider coverage         rider coverage
                            Policy month
------------------------------------------------------------------------------------------------

MATURITY EXTENSION          Monthly, at the        $10                    $0
ACCUMULATION VALUE          beginning of the
VERSION                     Policy month which
                            follows your original
                            maturity date
------------------------------------------------------------------------------------------------

MATURITY EXTENSION
DEATH BENEFIT VERSION

   Initial Charge           Monthly beginning 9    $1 per $1,000 of net   $0.03 per $1,000 of
                            years before your      amount at risk         net amount at risk
                            original maturity date attributable to the    attributable to the
                                                   Policy (without any    Policy (without any
                                                   riders)                riders)
------------------------------------------------------------------------------------------------

   Administrative           Monthly, at the        $10                    $0
Charge                      beginning of the
                            Policy month which
                            follows your original
                            maturity date
------------------------------------------------------------------------------------------------

Spouse Term/2/

   Maximum charge -         Monthly at the         $5.54 per $1,000 of    $4.61 per $1,000 of
   for a 75 year old        beginning of each      rider coverage         rider coverage
   male, standard           Policy month
   tobacco
------------------------------------------------------------------------------------------------

   Minimum charge -         Monthly at the         $0.07 per $1,000 of    $0.01 per $1,000 of
   for a 15 year old        beginning of each      rider coverage         rider coverage
   female, standard         Policy month
   non-tobacco
------------------------------------------------------------------------------------------------

   Example charge -         Monthly at the         $0.22 per $1,000 of    $0.14 per $1,000 of
   for a 38 year old        beginning of each      rider coverage         rider coverage
   male, preferred          Policy month
   non-tobacco
------------------------------------------------------------------------------------------------

--------
   /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

   /2/ The charge for the Spouse Term Rider will vary based on the spouse's sex, age and premium class.

------------------------------------------------------------------------------------------------------------------------------
                                                     PERIODIC CHARGES
                                              (OPTIONAL BENEFIT RIDERS ONLY)
------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER           WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE       CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
TERMINAL ILLNESS RIDER

   Interest on Benefit           At time benefit is paid and   Greater of (1) Moody's Bond     5.25%
                                 each Policy anniversary       Average or (2) cash value
                                 thereafter                    interest rate plus 1.00%/1/
------------------------------------------------------------------------------------------------------------------------------

   Administrative Fee            At time of claim              $250                            $150
------------------------------------------------------------------------------------------------------------------------------

WAIVER OF MONTHLY
DEDUCTION/2/

   Maximum Charge - for a 59     Monthly, at the beginning of  $0.40 per $1,000 of net         $0.40 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy
------------------------------------------------------------------------------------------------------------------------------

   Minimum Charge - for an       Monthly, at the beginning of  $0.02 per $1,000 of net         $0.02 per $1,000 of net
   18 year old                   each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy
------------------------------------------------------------------------------------------------------------------------------

   Example Charge - for a 38     Monthly, at the beginning of  $0.03 per $1,000 of net         $0.03 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy
------------------------------------------------------------------------------------------------------------------------------

MONTHLY GUARANTEE PREMIUM
RIDER TO AGE 100/3/

   Maximum Charge - for a 75     Monthly, at the beginning of  $0.10 per $1,000 of net         $0.08 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy
------------------------------------------------------------------------------------------------------------------------------

   Minimum Charge - for a 1      Monthly, at the beginning of  $0.02 per $1,000 of net         $0.02 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy
------------------------------------------------------------------------------------------------------------------------------

   Example Charge - for a 38     Monthly, at the beginning of  $0.04 per $1,000 of net         $0.04 per $1,000 of net
   year old                      each Policy month             amount at risk attributable to  amount at risk attributable to
                                                               the Policy                      the Policy
------------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The guaranteed maximum interest rate will not exceed the greater of:
      . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or
      . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined plus 1.00%.

   /2/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   /3/ The charge for the Monthly Guarantee Premium Rider to Age 100 will vary based on the insured person's age when the Policy is issued and the net amount at risk attributable to the Policy. We currently charge for the Rider beginning in the fourth Policy year. We reserve the right to begin the charge in the first Policy year.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2009. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------
                       ANNUAL FUND FEES AND EXPENSES
             (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
--------------------------------------------------------------------------------
              CHARGE                       MAXIMUM               MINIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES FOR ALL OF THE FUNDS
(EXPENSES THAT ARE DEDUCTED FROM
PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION
(12B-1) FEES, AND OTHER
EXPENSES)/1/                                1.63%                 1.63%
--------------------------------------------------------------------------------

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
   /1/ Currently 15 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2011. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

   On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. AGL is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

SEPARATE ACCOUNT VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 74 separate "divisions," 55 of which correspond to the 55 variable "investment options" available under the Policy. The remaining 19 divisions, and all of these 55 divisions, represent investment options available under other variable universal life policies we offer. Eleven of these 55 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a DATE OF ISSUE prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all over Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service transactions, telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 21).

      .   transfer of accumulation value;*
      .   change of allocation percentages for premium payments;*
      .   change of allocation percentages for Policy deductions;*
      .   telephone transaction privileges;*
      .   loan;*
      .   full surrender;
      .   partial surrender;*
      .   premium payments;**
      .   change of beneficiary or contingent beneficiary;
      .   loan repayments or loan interest payments;**
      .   change of death benefit Option or manner of death benefit payment;
      .   change in specified amount;
      . addition or cancellation of, or other action with respect to any benefit riders;
      .   election of a payment Option for Policy proceeds; and
      .   tax withholding elections.
--------
     * These transactions are permitted by E-Service, by telephone or in writing.
     **  These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time premium payments using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 37.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to Policy owners with a Policy issue date prior to May 1, 2006.

   The investment options listed in the following table are available to all Policy owners:

-------------------------------------------------------------------------------
                                              INVESTMENT ADVISER (SUB-ADVISER,
VARIABLE INVESTMENT OPTIONS                   IF APPLICABLE)
-------------------------------------------------------------------------------
Alger Capital Appreciation Portfolio - Class
  I-2 Shares                                  Fred Alger Management, Inc.
-------------------------------------------------------------------------------
Alger Mid Cap Growth Portfolio - Class I-2
  Shares                                      Fred Alger Management, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       INVESTMENT ADVISER (SUB-ADVISER, IF
VARIABLE INVESTMENT OPTIONS            APPLICABLE)
-------------------------------------------------------------------------------
American Century(R) VP Value Fund      American Century Investment Management,
                                       Inc.
-------------------------------------------------------------------------------
Credit Suisse Trust U.S. Equity Flex
  I Portfolio/1/                       Credit Suisse Asset Management, LLC
-------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager/SM/      Fidelity Management & Research Company
  Portfolio - Service Class 2/2/       (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Investments Money Management,
                                       Inc.)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)
-------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)          Fidelity Management & Research Company
  Portfolio - Service Class 2/3/       (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)
-------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income          Fidelity Management & Research Company
  Portfolio - Service Class 2          (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)
-------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2020
  Portfolio - Service Class 2/4/       Strategic Advisers(R), Inc.
-------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2025
  Portfolio - Service Class 2/5/       Strategic Advisers(R), Inc.
-------------------------------------------------------------------------------
Fidelity(R) VIP Freedom 2030
  Portfolio - Service Class 2/6/       Strategic Advisers(R), Inc.
-------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio -     Fidelity Management & Research Company
  Service Class 2                      (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)
-------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio -    Fidelity Management & Research Company
  Service Class 2                      (FMR Co., Inc.)
                                       (Fidelity International Investment
                                       Advisors)
                                       (Fidelity International Investment
                                       Advisors (U.K.) Limited)
                                       (Fidelity Investments Japan Limited)
                                       (Fidelity Management & Research (U.K.)
                                       Inc.)
                                       (Fidelity Research & Analysis Company)
-------------------------------------------------------------------------------
Franklin Templeton VIP Franklin Small
  Cap Value Securities Fund - Class 2  Franklin Advisory Services, LLC
-------------------------------------------------------------------------------
Franklin Templeton VIP Franklin
  U.S. Government Fund - Class 2       Franklin Advisers, Inc.
-------------------------------------------------------------------------------
Franklin Templeton VIP Mutual Shares
  Securities Fund - Class 2/7/         Franklin Mutual Advisers, LLC
-------------------------------------------------------------------------------
Franklin Templeton VIP Templeton
  Foreign Securities Fund - Class 2    Templeton Investment Counsel, LLC
-------------------------------------------------------------------------------
Invesco V.I. International Growth
  Fund - Series I Shares               Invesco Advisers, Inc.
-------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio -
  Service Shares/8/                    Janus Capital Management LLC
-------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio -
  Service Shares/9/                    Janus Capital Management LLC
-------------------------------------------------------------------------------
JPMorgan Small Cap Core Portfolio -
  Class 1 Shares                       J.P. Morgan Investment Management Inc.
-------------------------------------------------------------------------------
MFS(R) VIT New Discovery Series -
  Initial Class/10/                    Massachusetts Financial Services Company
-------------------------------------------------------------------------------
MFS(R) VIT Research Series - Initial
  Class/11/                            Massachusetts Financial Services Company
-------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth    Neuberger Berman Management LLC
  Portfolio - Class I                  (Neuberger Berman LLC)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       INVESTMENT ADVISER (SUB-ADVISER, IF
VARIABLE INVESTMENT OPTIONS            APPLICABLE)
-------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA -
  Non-Service Shares/12/               OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA
  - Non-Service Shares                 OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(R)
  Strategy Portfolio - Administrative  Pacific Investment Management Company
  Class/13/                            LLC
-------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio -      Pacific Investment Management Company
  Administrative Class /14/            LLC
-------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio -       Pacific Investment Management Company
  Administrative Class                 LLC
-------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio -     Pacific Investment Management Company
  Administrative Class                 LLC
-------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio -
  Class I Shares                       Pioneer Investment Management, Inc.
-------------------------------------------------------------------------------
Putnam VT Diversified Income Fund -    Putnam Investment Management, LLC
  Class IB                             (Putnam Investment Limited)
-------------------------------------------------------------------------------
Putnam VT International Value Fund -   Putnam Investment Management, LLC
  Class IB                             (Putnam Advisory Company, LLC)
                                       (Putnam Investment Limited)
-------------------------------------------------------------------------------
SunAmerica ST Aggressive Growth
  Portfolio - Class 1 Shares           SunAmerica Asset Management Corp.
-------------------------------------------------------------------------------
SunAmerica ST Balanced Portfolio -     SunAmerica Asset Management Corp.
  Class 1 Shares/15/                   (J.P. Morgan Investment Management Inc.)
-------------------------------------------------------------------------------
VALIC Co. I International Equities
  Fund                                 VALIC* (PineBridge Investments LLC)
-------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund         VALIC* (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund        VALIC* (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund   VALIC* (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
VALIC Co. I Science & Technology       VALIC* (RCM Capital Management, LLC)
  Fund/16/                             (T. Rowe Price Associates, Inc.)
                                       (Wellington Management Company, LLP)
-------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund       VALIC* (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund           VALIC* (SunAmerica Asset Management
                                       Corp.)
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income
  Portfolio - Class I Shares           Van Kampen Asset Management
-------------------------------------------------------------------------------
Vanguard** VIF High Yield Bond
  Portfolio                            Wellington Management Company, LLP
-------------------------------------------------------------------------------
Vanguard** VIF REIT Index Portfolio    The Vanguard Group, Inc.
-------------------------------------------------------------------------------
--------
   /1/ The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.
   /2/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.
   /3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
   /4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
   /5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
   /6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
   /7/   The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
         - Class 2 is capital appreciation with income as a secondary goal.
   /8/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
   /9/ The Fund type for Janus Aspen Overseas Portfolio - Service Shares is long-term growth of capital.
   /10/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
   /11/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
   /12/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.
   /13/  The Fund type for PIMCO VIT CommodityRealReturn(R) Strategy Portfolio
         - Administrative Class is maximum real return.
   /14/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
   /15/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
   /16/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
     *   "VALIC" means The Variable Annuity Life Insurance Company.
     **  "Vanguard" is a trademark of The Vanguard Group, Inc.

   The investment options listed in the following table are available only to certain Policy owners. The notes that follow the table explain the restrictions on availability.

-------------------------------------------------------------------------------
                                          INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                     APPLICABLE)
-------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio -
  Initial Shares*                        The Dreyfus Corporation
-------------------------------------------------------------------------------
Dreyfus VIF Opportunistic Small Cap
  Portfolio - Initial Shares*            The Dreyfus Corporation
-------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio -
  Initial Shares*                        The Dreyfus Corporation
-------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series
  I Shares*                              Invesco Advisers, Inc.
-------------------------------------------------------------------------------
Janus Aspen Worldwide Portfolio -
  Service Shares/1,/ *                   Janus Capital Management LLC
-------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio -
  Class 1 Shares**                       J.P. Morgan Investment Management Inc.
-------------------------------------------------------------------------------
MFS(R) VIT Core Equity Series - Initial  Massachusetts Financial Services
  Class /2,/ *                           Company
-------------------------------------------------------------------------------
MFS(R) VIT Growth Series - Initial       Massachusetts Financial Services
  Class/3, /*                            Company
-------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -       Putnam Investment Management, LLC
  Class IB*                              (Putnam Investment Limited)
-------------------------------------------------------------------------------
UIF Capital Growth Portfolio - Class I   Morgan Stanley Investment Management
  Shares*                                Inc.
-------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I       Morgan Stanley Investment Management
  Shares*                                Inc.
-------------------------------------------------------------------------------
--------
   /1/ The Fund type for Janus Aspen Worldwide Portfolio - Service Shares is long-term growth of capital in a manner consistent with the preservation of capital.
   /2/ The Fund type for MFS(R) VIT Core Equity Series - Initial Class is capital appreciation.
   /3/ The Fund type for MFS(R) VIT Growth Series - Initial Class is capital appreciation.
     * This investment option is available only to Policy owners whose Policies were effective before May 1, 2006. If a Policy's date of issue is before May 1, 2006 only because we assigned an earlier date than otherwise would apply to preserve a younger age at issue for the insured person, the Policy owner will not be able to invest in this investment option. See "Date of issue; Policy months and years" on page 38.
     ** Policy owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose. This investment option is no longer offered for new Policies as of May 1, 2006.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 51.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 55. The "daily charge" described on page 52 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 31.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and PREMIUM CLASS and (2) your selection of a death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell Platinum Investor IV Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

DEATH BENEFITS

   Your specified amount of insurance. In your application to buy a Platinum Investor IV Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer two different guarantee period benefit riders. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 30 and the discussion of the two guarantee period benefit riders under "Additional Benefit Riders" on page 39. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 53.)

   Your death benefit. You must choose one of three death benefit options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is

   . Option 1 - The specified amount on the date of the insured person's death.

   . Option 2 - The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

   . Option 3 - The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 46 for more information about the effect of partial surrenders on the amount of the death benefit.

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


   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 25 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 99.

              APPLICABLE PERCENTAGES UNDER
              CASH VALUE ACCUMULATION TEST
INSURED
PERSON'S
ATTAINED AGE   40   45   50   55   60   65   70   75   99
%             344% 294% 252% 218% 191% 169% 152% 138% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

              APPLICABLE PERCENTAGES UNDER
                 GUIDELINE PREMIUM TEST
INSURED
PERSON'S
ATTAINED AGE   40   45   50   55   60   65   70   75  95+
%             250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

PREMIUM PAYMENTS

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 31, will be allocated upon receipt to the available investment options you have chosen.

   Premium payments and transaction requests in good order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 38 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

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


   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 57. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 34.)

   Checks. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 30) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guarantee period benefit. Your Policy makes two benefit riders available to you that provide a "guarantee period benefit." This means that your Policy and any other benefit riders you have selected will not lapse as long as you have paid the required monthly guarantee premiums or AGE 100 MONTHLY GUARANTEE PREMIUMS that are shown on page 3 of your Policy. If you pay the guarantee premiums applicable to either rider while it is in force, your Policy will not lapse even if your policy's cash surrender value has declined to zero. You cannot select either of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

   One of these riders, called the "monthly guarantee premium rider for first 20 years," is a benefit to all Policy owners who select either death benefit Option 1 or Option 2. Since there is no cost associated with this rider, it is automatically attached to every Policy when the owner selects either death benefit Option 1 or Option 2. You may select the other rider, called the "monthly guarantee premium rider to age 100," only at the time we issue your Policy and you select either death benefit Option 1 or Option 2. There is a charge for this rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the monthly guarantee premium rider to age 100, Policy values are lower for a Policy that has the rider as opposed to one that does not.

   Some states require variations in the terms of either or both guarantee period benefit riders or prohibit their availability.

   The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 39. Be sure to review their descriptions.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

       Transfers of existing accumulation value. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 33, "Restrictions initiated by the Funds and information sharing obligations" on page 34 and "Additional Rights That We Have" on page 50).

    . Charges. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at a time to be one transfer. We will charge $25 for each additional transfer.

    . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

    . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   Dollar cost averaging. DOLLAR COST AVERAGING is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. (The term "valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one life insurance policy for another policy or contract. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

   . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

   . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

   . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

     (1) if a Policy owner requests an exchange out of any variable investment option into the money market investment option, and

     (2) the same Policy owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

     (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds and information sharing obligations. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of specified amount. The additional charge assessed for the first five Policy years following the increase will be applied only to the increase in your specified amount. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit cannot be less than the greater of:

   .   $50,000; and

   . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 38) following the VALUATION DATE we receive the request. The decrease in coverage is applied in the following order:

   .   Against the specified amount provided by the most recent increase;

   .   Against the next most recent increases successively;

   .   Against the specified amount provided under your original application.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charges per $1,000 of specified amount, or the amount of time for which we assess these charges. For instance, if you increase your coverage and follow it by a decrease in coverage within five years of the increase, we will assess the monthly charge per $1,000 of specified amount against the increase in coverage for the full five years even though you have reduced the amount of coverage.

CHANGING DEATH BENEFIT OPTIONS

   Change of death benefit option. You may at any time before the death of the insured person request us to change your death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

   . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 34. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of specified amount will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. The monthly charge per $1,000 of specified amount will not change.

      At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

   . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of specified amount and the COST OF INSURANCE RATES will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 57 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of either of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 42 and "Monthly Guarantee Premium Rider to Age 100" on page 43.

NO TOBACCO USE INCENTIVE

   In general, certain charges under life insurance policies are higher if the insured person uses tobacco. We provide an incentive for our insureds to quit tobacco use. The owner does not elect this feature. We provide it automatically without additional charge. Here are its terms:

   . if the insured person is in the preferred tobacco, standard tobacco or special tobacco underwriting class; then

   . for the first three Policy years, the cost of insurance charges will automatically be determined as if the insured person was in the standard non-tobacco underwriting class. For an insured person in the special tobacco underwriting class, we adjust the cost of insurance charges to reflect the extra amount we always charge due to the health, occupation or avocation of an insured person in that class.

   If, before the end of the first three Policy years, the Owner provides satisfactory evidence to us that:

   . the insured person has not used tobacco in any form for the preceding 12 months; and

   . there has been no change in the insured person's health that would prevent him or her from qualifying for our standard non-tobacco underwriting class; then

   . we will continue to use standard non-tobacco cost of insurance rates (adjusted as stated above for the special non-tobacco underwriting class) starting in the fourth policy year.

   If the insured person has not met this non-tobacco use and health condition, then starting with the fourth Policy year we will assess cost of insurance charges for the preferred, standard or special tobacco underwriting class, as appropriate.

   See "Underwriting and premium classes" on page 51 for more information about our underwriting classifications.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 20/th/ Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero, or any percentage amount up to 0.10%. All Policies issued in the same calendar year, however, will be treated the same. In any given Policy year there may be no Account Value Enhancement added to certain eligible Policies.

   Here are the additional terms of the Account Value Enhancement:

   . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

   . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage will range from 0% to 0.10% and will be reset annually.

   . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at that time.

   . All eligible Policies issued in the same calendar year will receive the same enhancement percentage credited as of the end of each Policy year.

   . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

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


   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." POLICY MONTHS and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

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   .   In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

   . If you exercise your right to return your Policy described under "Free look period" on page 31 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 26.

   . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate this rider at any time. If you do so, the charge will cease.

   . Maturity Extension Rider. This rider gives you the option to extend the Policy's MATURITY DATE beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

          The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

          The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

          We will charge you the following amounts under the death benefit version:

           . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

           . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

          Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

       Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

       There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your

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


       original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 52. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

       Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "LIEN" against the Policy. The maximum interest rate will not exceed the greater of

      . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

      . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

       A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   . Monthly Guarantee Premium Rider for First 20 Years. This rider is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2. We automatically issue the rider when the Policy is issued. There is no cost associated with the rider. The rider provides a guarantee, explained below, until the earlier of:

          .   The 20th Policy anniversary; or

          .   The Policy anniversary nearest the insured person's 95th birthday.

       Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

       Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

          . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

          . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

          .   you have met the monthly guarantee premium requirement.

       As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 56.

       If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

       If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider

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


       for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

       Whenever you increase or decrease your specified amount, change death benefit options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

          . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

          . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

          . For the addition or deletion of any other benefit rider except for the AGE 100 MONTHLY GUARANTEE PREMIUM rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

          . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

       The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

          . Monthly Guarantee Premium Rider to Age 100. This rider is available to any owner if:

          the owner selects the rider when the Policy is issued; and

          the owner selects either death benefit Option 1 or 2.

       If these conditions are met, we will issue the rider at the owner's request. This rider bears a monthly charge currently beginning with the fourth Policy year. We reserve the right to begin the charge in the first Policy year. The rider provides a guarantee, explained below, which ends no later than the Policy anniversary nearest the insured person's 100th birthday. You may later elect to terminate this rider. If you do so, the charge will cease.

       If you have selected this rider, page 3 of your Policy will specify an "Age 100 Monthly Guarantee Premium." The charge for the monthly guarantee premium rider to age 100 is based on the age of the insured person when the Policy is issued and the net amount at risk attributable to the base Policy. You must meet the age 100 monthly guarantee premium requirement each Policy month after the third Policy year in order to keep the rider in force. The monthly charge for the rider ceases when the rider terminates.

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


       Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month, we determine if the age 100 monthly guarantee premium requirement has been met, as follows:

          if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds the sum of all age 100 monthly guarantee premiums, beginning with the date of issue (which includes all Policy months in the first three Policy years when there is no charge for this rider) and including the age 100 monthly guarantee premium for the then-current month, then you have met the age 100 monthly guarantee premium requirement.

       So long as you have met the age 100 monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 56.

       If you do not meet the age 100 monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider to age 100 will remain in force during the 61-day period that follows failure to meet the age 100 monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

       If the monthly guarantee premium rider to age 100 terminates and the cash surrender value is insufficient, the Policy will then lapse unless:

          you pay an amount of premium sufficient to keep the Policy from lapsing; or

          the Policy remains in force on account of the monthly guarantee premium rider for first 20 years.

       However, the monthly guarantee premium rider to age 100 will not be reactivated even if you pay enough premium to keep your Policy from lapsing. The monthly charge for the rider ceases when the rider terminates.

       There is an exception to the above requirements to pay the age 100 monthly guarantee premiums. If at any time during the first three Policy years, the age 100 monthly guarantee premium requirements are not met, guarantees under this rider will not be in effect. This will not terminate the rider. Guarantees under this rider will return upon payment of all past due age 100 monthly guarantee premiums during the first three Policy years.

       Whenever you increase or decrease your specified amount, change death benefit option, add or delete another benefit rider or change premium class, we calculate a new age 100 monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new age 100 monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

          . For increases in the specified amount, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and amount of the increase.

          . For decreases in the specified amount, the new age 100 monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the age 100 monthly guarantee premium is reduced by one-half.

          . For the addition or deletion of another benefit rider, the age 100 monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

          . For a change in premium class, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

       The age 100 monthly guarantee premium requirement must be met each Policy month, beginning in the fourth Policy year, for the duration of the monthly guarantee premium rider to age 100, or the rider will be subject to termination. Once terminated, the monthly charge for the rider ceases and the rider cannot be reinstated.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 57. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 26. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 51.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 19 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor IV Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 34. We also deduct any remaining surrender charge that is associated with any portion of your Policy's specified amount that is canceled.

   You may choose the investment option or options from which money that you withdraw will be taken; otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis at a guaranteed annual effective rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan.

   If a new Policy loan is taken out on a date not coinciding with the Policy anniversary date, the loan interest charged is calculated from the date the loan is taken out to the next Policy anniversary. The following year, loan interest is calculated on the entire loan amount until the next Policy anniversary. Similarly, if the loan is paid off (in-part or in-whole) on a date not coinciding with the Policy anniversary date, the total loan amount will reflect an adjustment for the unearned loan interest. Disbursements from the Policy also result in adjusted interest. For instance, if a death claim occurs on a date not coinciding with the Policy anniversary date, and the Policy has an outstanding Policy loan, the total loan amount will be subtracted from the death benefit with an adjustment for the unearned loan interest.

   Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such; otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

   . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

   . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4%. We intend to set the rate of interest you are paying to the same 4% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

   . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4%; and

   .   will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100/th/ birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider" on page 40.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 57 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

   .   Option 1 - Equal monthly payments for a specified period of time.

   . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

   . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

   . Option 4 - Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 2%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

   .   the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

       (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

   . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

   . end the automatic rebalancing feature if your accumulation value falls below $5,000;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                   VARIATIONS IN POLICY OR INVESTMENT OPTION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

   .   Four Non-Tobacco classes: preferred plus, preferred, standard and special;
   .   Three Tobacco classes: preferred, standard and special; and
   .   Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.50% to 3.50%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 1.78% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5% from the remaining amount. We may increase this charge for all years, but it is guaranteed never to exceed 7.50%. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.35%, and after 20 years, to an annual effective rate of 0%. We guarantee these rate reductions through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.10%. Since the Policies were first offered only in the year 2005, the reduction has not yet taken effect under any outstanding Policies. Policies issued in Maryland refer to this charge as an "account value charge." AGL receives this charge to pay for our mortality and expense risks.

   Fees and expenses and money market investment option. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the "Monthly Administration Fee" shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of specified amount. The Policies have a monthly expense per $1,000 of specified amount which will be deducted during the first five Policy years and during the first five years following any increase in specified amount. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's specified amount. (We describe your specified amount under "Your specified amount of insurance" on page 27.) This charge can range from a maximum of $1.42 for each $1000 of specified amount to a minimum of $0.05 for each $1000 of specified amount. The representative charge (referred to as "Example Charge" in the Tables of Charges on page 14) is $0.18 for each $1000 of specified amount. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for the First Five Years." AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

   .   greater amounts at risk result in a higher monthly insurance charge; and

   . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 39, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's specified amount).

   The amount of the surrender charge depends on the Policy year and the age and sex of the insured person. Your Policy's surrender charge will be found in the table beginning on page 26 of your Policy. As shown in the Tables of Charges on page 12, the maximum surrender charge is $49 per $1,000 of specified amount (or any increase in the specified amount). The minimum surrender charge is $1 per $1,000 of specified amount (or any increase in specified amount). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $16 per $1,000 of specified amount (or any increase in specified amount).

   The surrender charge decreases on an annual basis until, in the eleventh year (or the eleventh year following an increase in specified amount), it is zero. These decreases are also based on the Policy year and the age and sex of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Charges on page 12 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

-------------------------------------------------------------------------------------------------------
                               SURRENDER CHARGE FOR A 38 YEAR OLD MALE
-------------------------------------------------------------------------------------------------------
POLICY YEAR                       1      2      3      4      5      6      7     8     9    10    11
-------------------------------------------------------------------------------------------------------
SURRENDER CHARGE PER $1,000 OF
  SPECIFIED AMOUNT              $16.00 $16.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 $0.00
-------------------------------------------------------------------------------------------------------

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's specified amount, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 46 and "Change of death benefit option" on page 35.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age and sex to help determine the appropriate rate of surrender charge per $1,000 of specified amount to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" on page 46.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 17. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 55.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 51 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart beginning on page 21 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 51 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 55. The "daily charge" described on page 52 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   While either of the guarantee period benefit riders (discussed on page 42 under "Monthly Guarantee Premium Rider for First 20 Years" and on page 43 under "Monthly Guarantee Premium Rider to Age 100") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums under the monthly guarantee premium rider for first 20 years, or the age 100 monthly guarantee premiums under the monthly guarantee premium rider to age 100. You cannot reinstate the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100 once coverage expires or terminates for any reason. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first five Policy years) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

   . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

   . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

   .   you have paid a cumulative amount of premiums;

   . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

   . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax advisor on this issue.

   Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

   . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

   . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

   . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

   .   is similar to the basis described above for other policies; and

   . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

   .   to taxpayers 59 1/2 years of age or older;

   .   in the case of a disability (as defined in the Code); or

   . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Thus, the estate tax and GST rates will revert back to the exclusion amounts from 2001 if no Congressional action is taken. At the time of publication, Congress has not acted with regard to the estate tax or GST; however, there is an expectation that the 2010 repeal will not remain in place. Please contact your tax advisor for further updates.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. As discussed above, there is currently uncertainty with regard to the amount of the exclusion for 2010 and future years. Therefore, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The Internal Revenue Service and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (sometimes referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate
Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-340-2765.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                      PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                        PROSPECTUS
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................     19
age 100 monthly guarantee premium..................................     43
automatic rebalancing..............................................     32
basis..............................................................     59
beneficiary........................................................     48
cash surrender value...............................................      7
cash value accumulation test.......................................     28
close of business..................................................     37
Code...............................................................     39
Contact Information................................................      5
cost of insurance rates............................................     53
daily charge.......................................................     52
date of issue......................................................     38
death benefit......................................................      6
dollar cost averaging..............................................     32
Fixed Account......................................................     25
free look..........................................................     31
full surrender.....................................................      7
Fund, Funds........................................................      6
grace period.......................................................      9
guarantee period benefit...........................................     30
guideline premium test.............................................     29
insured person.....................................................      1
investment options.................................................     56
lapse..............................................................      9
loan (see "Policy loans" in this Index)............................      7
loan interest......................................................     55
maturity date......................................................     47
modified endowment contract........................................     57
monthly deduction day..............................................     38
monthly guarantee premium..........................................      9

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                      PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                        PROSPECTUS
------------                                                        -----------
monthly insurance charge...........................................     53
net amount at risk.................................................     13
Option 1, Option 2, Option 3.......................................      6
partial surrender..................................................      7
payment options....................................................     47
planned periodic premiums..........................................     30
Policy loans.......................................................     46
Policy months......................................................     38
Policy year........................................................     38
preferred loan.....................................................     47
premium class......................................................     51
premium payments...................................................     29
reinstate, reinstatement...........................................     56
required minimum death benefit.....................................     28
required minimum death benefit percentage..........................     28
Separate Account VL-R..............................................     18
seven-pay test.....................................................     57
specified amount...................................................     27
transfers..........................................................     31
valuation date.....................................................     37
valuation period...................................................     37
variable investment options........................................     21

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[American General Life Companies LOGO]                            PRIVACY NOTICE

--------------------------------------------------------------------------------

American General Life Companies knows   .    We have physical, electronic, and
that your privacy is important. You          procedural safeguards in place that
have received this notice as required        were designed to protect Nonpublic
by law and because you are now or may        Personal Information.
be a customer of one of our
companies. This notice will advise      .    We do not share Nonpublic Personal
you of the types of Nonpublic                Information about you except as
Personal Information we collect, how         allowed by law.
we use it, and what we do to protect
your privacy.                           .    We may disclose all types of
                                             Nonpublic Personal Information that
"Nonpublic Personal Information"             we collect, including information
refers to personally identifiable            regarding your transactions or
information that is not available to         experiences with us, when needed,
the public.                                  to:

"Employees, Representatives, Agents,         (i) Our Employees, Representatives,
and Selected Third Parties" refers to        Agents, and Selected Third Parties,
individuals or entities who act on           as permitted by law; or
our behalf.
                                             (ii) other organizations with which
..    Our Employees, Representatives,         we have joint marketing agreements
     Agents, and Selected Third              as permitted by law.
     Parties may collect Nonpublic
     Personal Information about you,    .    The types of companies and persons
     including information:                  to whom we may disclose Nonpublic
                                             Personal Information as permitted
     -    Given to us on applications        by law include: banks; attorneys;
          or other forms;                    trustees; third-party
                                             administrators; insurance agents;
     -    About transactions with us,        insurance companies; insurance
          our affiliates, or third           support organizations; credit
          parties;                           reporting agencies; registered
                                             broker-dealers; auditors;
     -    From others, such as credit        regulators; and reinsurers.
          reporting agencies,
          employers, and federal and    .    We do not share your Nonpublic
          state agencies.                    Personal Health Information unless
                                             authorized by you or allowed by
..    The types of Nonpublic Personal         law.
     Information we collect depends
     on the products we offer to you    .    Our privacy policy applies, to the
     and may include your: name;             extent required by law, to our
     address; Social Security Number;        agents and representatives when
     account balances; income;               they are acting on behalf of
     assets; insurance premiums;             American General Life Companies.
     coverage and beneficiaries;
     credit reports; marital status;    .    You will be notified if our privacy
     and payment history. We may also        policy changes.
     collect Nonpublic Personal
     Health Information, such as        .    Our privacy policy applies to
     medical reports, to underwrite          current and former customers.
     insurance policies, process
     claims, or for other related       THIS PRIVACY NOTICE IS PROVIDED FOR YOUR
     functions.                         INFORMATION ONLY. YOU DO NOT NEED TO
                                        CALL OR TAKE ANY ACTION.
..    We restrict access to Nonpublic
     Personal Information to those
     Employees, Representatives,
     Agents, or Selected Third
     Parties who provide products or
     services to you and who have
     been trained to handle Nonpublic
     Personal Information as
     described in this Notice.

..    We have policies and procedures
     that direct our Employees,
     Representatives, Agents and
     Selected Third Parties acting
     for us, on how to protect and
     use Nonpublic Personal
     Information.

--------------------------------------------------------------------------------

This Privacy Notice is provided on      CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:      RESIDENTS ONLY:
AGC Life Insurance Company, AIG Life
of Bermuda, Ltd., AIG Premier           Following the law of your state, we will
Insurance Company, American General     not disclose nonpublic personal
Assurance Company, American General     financial information about you to
Equity Services Corporation, American   nonaffiliated third parties (other than
General Indemnity Company, American     as permitted by law) unless you
General Life and Accident Insurance     authorize us to make that disclosure.
Company, American General Life          Your authorization must be in writing.
Insurance Company, American General     If you wish to authorize us to disclose
Property Insurance Company, American    your nonpublic personal financial
International Life Assurance Company    information to nonaffiliated third
of New York, Delaware American Life     parties, you may write to us at:
Insurance Company, The United States    American General Life Companies Service
Life Insurance Company in the City of   Center, P.O. Box 4373, Houston, Texas
New York, American General Life         77210-4373.
Insurance Company of Delaware
(formerly known as AIG Life Insurance   (C) 2010 American International Group,
Company), American General Life         Inc. All rights reserved.
Insurance of Bermuda, Ltd..

                                                            AGLC0375-STF Rev0210

            [GRAPHIC]

Go Green with Confidence!

It's the best of both worlds: you can go green and trust that your important documents stay secure with e-Service and e-Delivery from American General Life Insurance Company./1/ e-Service provides private, secure access to up-to- date policy information whenever you need it - 24 hours a day, 7 days a week.

Convenient e-Delivery makes it easy to go paperless, too. Instead of all the clutter of bulky, wasteful and inefficient mailings, go green with e-Delivery. It's our secure, document delivery service that alerts you via email when you have documents available to review. Important disclosure documents relating to your Policy and your variable investment options are posted online, available for you to review or print at your discretion.

Need more information? Call our e-Service Customer Service Center at 800-340-2765 between 7:00 a.m. and 6:00 p.m. Central Time, Monday through Friday. Visit www.americangeneral.com and click on the link to sign up for e-Service and e-Delivery!

            [LOGO OF ESERVICE]
               www.americangeneral.com

/1/   All services not available for all products.

[Logo of American General
Life Companies]


American General Life Insurance Company

VUL Administration
P.O. Box 4880
Houston, Texas 77210-4880

Variable universal life insurance policies issued by American General Life Insurance Company (AGL) and distributed by American General Equity Services Corporation, member FINRA. AGL does not solicit business in the state of New York. Policies and riders not available in all states. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL.

(C) 2010. All rights reserved.

AGLC103614 REV0410

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

AMERICAN GENERAL
Life Companies

For additional information about the Platinum
Investor(R) IV Policies and the Separate Account,        For E-SERVICE and
you may request a copy of the Statement of           E-DELIVERY, or to view and
Additional Information (the "SAI"), dated May 3,        Print Policy or Fund
2010. We have filed the SAI with the SEC and have     prospectuses visit us at
incorporated it by reference into this prospectus.    www.americangeneral.com
You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at VUL
Administration, P. O. Box 4880, Houston, Texas
77210-4880 or call us at 1-800-340-2765. You may
also obtain the SAI from an insurance
representative through which the Policies may be purchased. Additional information about the
Platinum Investor IV Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in
Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington,
D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

PLATINUM INVESTOR IV FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE INSURANCE
Policy Form Number 04604

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES
CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company
("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American
International Group, Inc., including AGL. AGL does not solicit business in the state of New York. The
Policies are not available in all states.

(C) 2010. All rights reserved.                       ICA File No. 811-08561

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) IV

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 3, 2010

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 3, 2010, describing the Platinum Investor IV flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION......................................................3

     AGL.................................................................3
     Separate Account VL-R...............................................3
     American Home Assurance Company.....................................4

SERVICES.................................................................4

DISTRIBUTION OF THE POLICIES.............................................4

PERFORMANCE INFORMATION..................................................6

ADDITIONAL INFORMATION ABOUT THE POLICIES................................7

          Gender neutral policies........................................7
          Special purchase plans.........................................7
          Underwriting procedures and cost of insurance charges..........7
          Certain arrangements...........................................8
     More About the Fixed Account........................................8
          Our general account............................................8
          How we declare interest........................................8
     Adjustments to Death Benefit........................................8
          Suicide........................................................8
          Wrong age or gender............................................9
          Death during grace period......................................9

ACTUARIAL EXPERT.........................................................9

MATERIAL CONFLICTS.......................................................9

FINANCIAL STATEMENTS....................................................10

     Separate Account Financial Statements..............................10
     AGL Consolidated Financial Statements..............................10
     American Home Statutory Basis Financial Statements.................10

INDEX TO FINANCIAL STATEMENTS...........................................10

     Separate Account VL-R Financial Statements.........................11
     AGL Consolidated Financial Statements..............................11
     American Home Statutory Basis Financial Statements.................11

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including AGL. The commitments under the Policies are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International
Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. AGL is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

SEPARATE ACCOUNT VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, Separate Account VL-R is divided into 74 separate "divisions," 55 of which are available under the Policies offered by the Policy prospectus as variable "investment options" (11 of these 55 investment options are not available to all Policy owners). All of these 55 divisions and the remaining 19 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

     All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2009, 2008 and 2007, AGL paid AGLC for these services $352,001,525, $414,162,025 and $367,979,145, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American  General  Equity  Services  Corporation  ("AGESC"),  2727-A  Allen
Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target premium";

     . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

     . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

     . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     .    any  amounts  that we may  pay for  broker-dealers  or  banks  expense
          allowances,   bonuses,   wholesaler  fees,   training   allowances  or
          additional compensation for the Policies.

     At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

     The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable. The target premium is also the maximum amount of premium to which the first year commission rate applies. Commissions paid on premiums received in excess of the target premium are paid at the excess rate. The target premium is an amount calculated in accordance with the method of calculation and rates from the AGL target premium schedules. AGL may change the target premium schedules from time to time. The target premium applicable to a particular coverage shall be determined from the schedule in force when the first premium for such coverage is entered as paid in accounting records of AGL.

     If the total amount of premiums paid in the first Policy year (on a per Policy basis) is less than the target premium, premium received in the second through tenth Policy years, up to the balance of the first year target premium, will receive the first Policy year 90% commission rate. Any additional premium received in the second through tenth Policy years will be treated as second through tenth Policy year premium.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS SAI, PLEASE SEE THE RELATED PROSPECTUS.

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Platinum Investor IV Policies on both a gender-neutral and a sex-distinct basis.

     Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

     Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

     Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

MORE ABOUT THE FIXED ACCOUNT

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of AGL in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, AGL and American Home. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The statement of net assets as of December 31, 2009 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two periods ended December 31, 2009 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

     The consolidated balance sheets of AGL as of December 31, 2009 and 2008 and the related consolidated statements of income (loss), comprehensive income
(loss), shareholder's equity and cash flows for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

     The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2009 and 2008, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2009, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I.   Separate Account VL-R Financial Statements
     ------------------------------------------

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2009
Statement of Operations for the period ended December 31, 2009
Statement of Changes in Net Assets for the years ended December 31, 2009 and
 2008, except as indicated
Notes to Financial Statements

II.  AGL Consolidated Financial Statements
     -------------------------------------

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2009 and 2008
Consolidated Statements of Income (Loss) for the years ended December 31, 2009,
 2008 and 2007
Consolidated Statements of Comprehensive Income (Loss) for the years ended
     December 31, 2009, 2008 and 2007
Consolidated Statements of Shareholder's Equity for the years ended December 31,
 2009, 2008 and 2007
Consolidated Statements of Cash Flows for the years ended December 31, 2009,
 2008 and 2007
Notes to Consolidated Financial Statements

III. American Home Statutory Basis Financial Statements
     --------------------------------------------------

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2009 and 2008
Statements of Liabilities, Capital and Surplus as of December 31, 2009 and 2008 Statements of Income and Changes in Capital and Surplus for the years ended
     December 31, 2009, 2008 and 2007
Statements of Cash Flow for the years ended December 31, 2009, 2008 and 2007 Notes to Statutory Basis Financial Statements

[LOGO] American General Life Companies

                                              Variable Universal Life Insurance

                                                          Separate Account VL-R

                                                                           2009

                                                                  Annual Report

                                                              December 31, 2009

                                        American General Life Insurance Company

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      1201 LOUISIANA
                                                      SUITE 2900
                                                      HOUSTON TX 77002-5678
                                                      TELEPHONE (713) 356 4000
                                                      FACSIMILE (713) 356 4717

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VL-R

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VL-R at December 31, 2009, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 27, 2010

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS
DECEMBER 31, 2009

                                                                              Investment    Due from (to) American
                                                                            securities - at General Life Insurance
Divisions                                                                     fair value           Company         NET ASSETS
---------                                                                   --------------- ---------------------- -----------
AIM V.I. Core Equity Fund - Series I                                          $ 8,995,954            $--           $ 8,995,954
AIM V.I. Global Real Estate Fund - Series I                                        30,815             --                30,815
AIM V.I. International Growth Fund - Series I                                  10,223,491             (2)           10,223,489
Alger Capital Appreciation Portfolio - Class I-2 Shares                         3,075,840             (1)            3,075,839
Alger Mid Cap Growth Portfolio - Class I-2 Shares                               2,181,170              1             2,181,171
American Century VP Value Fund - Class I                                       12,490,550             (2)           12,490,548
Credit Suisse U.S. Equity Flex I Portfolio                                      1,375,257              1             1,375,258
Dreyfus IP MidCap Stock Portfolio - Initial Shares                              3,250,021              1             3,250,022
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                       6,443,102             (1)            6,443,101
Dreyfus VIF International Value Portfolio - Initial Shares                         85,613             --                85,613
Dreyfus VIF Quality Bond Portfolio - Initial Shares                             8,204,097             --             8,204,097
Fidelity VIP Asset Manager Portfolio - Service Class 2                          5,235,517             (3)            5,235,514
Fidelity VIP Contrafund Portfolio - Service Class 2                            27,925,385             --            27,925,385
Fidelity VIP Equity-Income Portfolio - Service Class 2                         14,377,658             (2)           14,377,656
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                             127,347              1               127,348
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                             229,912             (1)              229,911
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                             489,521             --               489,521
Fidelity VIP Growth Portfolio - Service Class 2                                11,446,643              2            11,446,645
Fidelity VIP Mid Cap Portfolio - Service Class 2                                7,405,205             --             7,405,205
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2           7,999,888             (1)            7,999,887
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2         72,874             --                72,874
Franklin Templeton Franklin U.S. Government Fund - Class 2                      5,007,061             (2)            5,007,059
Franklin Templeton Mutual Shares Securities Fund - Class 2                      7,936,688             --             7,936,688
Franklin Templeton Templeton Foreign Securities Fund - Class 2                  6,722,082             --             6,722,082
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                    5,243,622             (2)            5,243,620
Janus Aspen Enterprise Portfolio - Service Shares                               3,557,636             (1)            3,557,635
Janus Aspen Forty Portfolio - Service Shares                                      212,012             (1)              212,011
Janus Aspen Overseas Portfolio - Service Shares                                14,436,901             --            14,436,901
Janus Aspen Worldwide Portfolio - Service Shares                                3,373,935             (2)            3,373,933
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                             53,732              1                53,733
JPMorgan Insurance Trust Government Bond Portfolio - Class 1                           --             --                    --
JPMorgan Insurance Trust International Equity Portfolio - Class 1                  62,337             --                62,337
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                      2,005,981             --             2,005,981
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                     2,316,935             (1)            2,316,934
JPMorgan Mid Cap Value Portfolio                                                       --             --                    --
MFS VIT Core Equity Series - Initial Class                                      3,187,118             (1)            3,187,117
MFS VIT Growth Series - Initial Class                                           9,964,174             (1)            9,964,173
MFS VIT New Discovery Series - Initial Class                                    4,052,403             (1)            4,052,402
MFS VIT Research Series - Initial Class                                         3,654,804             (2)            3,654,802
MFS VIT Total Return Series - Initial Class                                       529,914             --               529,914
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         4,592,034             --             4,592,034
Neuberger Berman AMT Partners Portfolio - Class I                                  66,699             (1)               66,698
Neuberger Berman AMT Socially Responsive Portfolio - Class I                       18,192             (2)               18,190
Oppenheimer Balanced Fund/VA - Non-Service Shares                               1,367,236             (2)            1,367,234
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      5,185,790             (1)            5,185,789
Oppenheimer High Income Fund/VA - Non-Service Shares                               16,248             --                16,248
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class         2,622,169             --             2,622,169
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class                  83,767             --                83,767
PIMCO VIT Real Return Portfolio - Administrative Class                         13,766,246             --            13,766,246
PIMCO VIT Short-Term Portfolio - Administrative Class                           5,040,545             (1)            5,040,544
PIMCO VIT Total Return Portfolio - Administrative Class                        28,884,085             (2)           28,884,083
Pioneer Fund VCT Portfolio - Class I                                            2,085,325             --             2,085,325
Pioneer Growth Opportunities VCT Portfolio - Class I                            2,927,074             (1)            2,927,073

                            See accompanying notes.

                                   VL-R - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF NET ASSETS - CONTINUED
DECEMBER 31, 2009

                                                             Investment    Due from (to) American
                                                           securities - at General Life Insurance
Divisions                                                    fair value           Company         NET ASSETS
---------                                                  --------------- ---------------------- -----------
Pioneer Mid Cap Value VCT Portfolio - Class I                $   510,874            $(1)          $   510,873
Putnam VT Diversified Income Fund - Class IB                   6,423,887              1             6,423,888
Putnam VT Growth and Income Fund - Class IB                   10,046,450             --            10,046,450
Putnam VT International Growth and Income Fund - Class IB      5,575,456             (2)            5,575,454
Putnam VT Small Cap Value Fund - Class IB                        247,342             (1)              247,341
Putnam VT Vista Fund - Class IB                                  136,447             --               136,447
Putnam VT Voyager Fund - Class IB                                310,949             --               310,949
SunAmerica Aggressive Growth Portfolio - Class 1                 756,851             --               756,851
SunAmerica Balanced Portfolio - Class 1                        1,363,564             (1)            1,363,563
UIF Capital Growth Portfolio - Class I Shares                  2,671,895             (1)            2,671,894
UIF High Yield Portfolio - Class I Shares                      1,744,054             (1)            1,744,053
VALIC Company I International Equities Fund                    3,162,420             (1)            3,162,419
VALIC Company I Mid Cap Index Fund                            12,518,441             --            12,518,441
VALIC Company I Money Market I Fund                           24,241,825             (1)           24,241,824
VALIC Company I Nasdaq-100 Index Fund                          3,358,810             --             3,358,810
VALIC Company I Science & Technology Fund                      1,253,523              1             1,253,524
VALIC Company I Small Cap Index Fund                           5,304,975             --             5,304,975
VALIC Company I Stock Index Fund                              21,013,311              1            21,013,312
Van Kampen LIT Capital Growth Portfolio - Class I                 34,565             --                34,565
Van Kampen LIT Government Portfolio - Class I                     96,261             --                96,261
Van Kampen LIT Growth and Income Portfolio - Class I           9,525,426             (2)            9,525,424
Vanguard VIF High Yield Bond Portfolio                         6,350,984             --             6,350,984
Vanguard VIF REIT Index Portfolio                             11,297,245             (2)           11,297,243

                            See accompanying notes.

                                   VL-R - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                     A           B          A+B=C          D              E             F           C+D+E+F
                                           Mortality and                                            Net change      INCREASE
                                 Dividends  expense risk     NET          Net       Capital gain  in unrealized  (DECREASE) IN
                                   from         and       INVESTMENT    realized    distributions  appreciation    NET ASSETS
                                  mutual   administrative   INCOME   gain (loss) on  from mutual  (depreciation) RESULTING FROM
Divisions                          funds      charges       (LOSS)    investments       funds     of investments   OPERATIONS
---------                        --------- -------------- ---------- -------------- ------------- -------------- --------------
AIM V.I. Core Equity Fund -
  Series I                       $147,411    $ (55,441)    $ 91,970   $  (343,041)    $     --     $ 2,283,925     $2,032,854
AIM V.I. Global Real Estate
  Fund - Series I                      --          (40)         (40)       (2,172)          --           7,884          5,672
AIM V.I. International Growth
  Fund - Series I                 137,544      (62,349)      75,195      (307,410)          --       3,010,717      2,778,502
Alger Capital Appreciation
  Portfolio - Class I-2 Shares         --      (16,942)     (16,942)     (125,254)          --       1,155,031      1,012,835
Alger Mid Cap Growth Portfolio
  - Class I-2 Shares                   --      (11,918)     (11,918)     (749,110)          --       1,498,462        737,434
American Century VP Value Fund
  - Class I                       660,780      (79,618)     581,162    (2,396,837)          --       3,813,381      1,997,706
Credit Suisse U.S. Equity Flex
  I Portfolio                      13,856       (8,208)       5,648      (144,212)          --         402,614        264,050
Dreyfus IP MidCap Stock
  Portfolio - Initial Shares       40,206      (19,531)      20,675      (750,706)          --       1,580,498        850,467
Dreyfus VIF Developing Leaders
  Portfolio - Initial Shares       96,879      (39,407)      57,472      (737,232)          --       2,017,942      1,338,182
Dreyfus VIF International Value
  Portfolio - Initial Shares        2,059         (217)       1,842        (1,358)          --          16,664         17,148
Dreyfus VIF Quality Bond
  Portfolio - Initial Shares      374,836      (54,272)     320,564      (181,670)          --         912,043      1,050,937
Fidelity VIP Asset Manager
  Portfolio - Service Class 2     101,778      (33,136)      68,642      (185,264)       8,056       1,246,406      1,137,840
Fidelity VIP Contrafund
  Portfolio - Service Class 2     282,911     (165,527)     117,384    (4,886,083)       6,838      12,033,047      7,271,186
Fidelity VIP Equity-Income
  Portfolio - Service Class 2     262,642      (85,984)     176,658    (2,269,252)          --       5,405,782      3,313,188
Fidelity VIP Freedom 2020
  Portfolio - Service Class 2       3,369         (568)       2,801       (14,474)       1,130          36,944         26,401
Fidelity VIP Freedom 2025
  Portfolio - Service Class 2       6,907       (2,447)       4,460       (49,061)       5,798         148,865        110,062
Fidelity VIP Freedom 2030
  Portfolio - Service Class 2       8,795       (2,639)       6,156       (89,793)       4,892         189,185        110,440
Fidelity VIP Growth Portfolio -
  Service Class 2                  20,175      (69,759)     (49,584)     (478,892)       8,959       3,045,129      2,525,612
Fidelity VIP Mid Cap Portfolio
  - Service Class 2                29,305      (43,412)     (14,107)   (1,349,480)      33,564       3,370,868      2,040,845
Franklin Templeton Franklin
  Small Cap Value Securities
  Fund - Class 2                  109,910      (46,906)      63,004    (1,062,695)     302,678       2,429,334      1,732,321
Franklin Templeton Franklin
  Small-Mid Cap Growth
  Securities Fund - Class 2            --         (530)        (530)         (832)          --          27,193         25,831
Franklin Templeton Franklin
  U.S. Government Fund - Class 2  201,792      (36,393)     165,399       118,926           --        (160,254)       124,071
Franklin Templeton Mutual
  Shares Securities Fund -
  Class 2                         134,263      (49,021)      85,242    (1,061,602)          --       2,580,867      1,604,507
Franklin Templeton Templeton
  Foreign Securities Fund -
  Class 2                         190,204      (40,021)     150,183      (516,414)     234,647       1,940,608      1,809,024
Goldman Sachs VIT Capital
  Growth Fund - Institutional
  Shares                           20,723      (19,459)       1,264       (36,388)          --       1,784,569      1,749,445
Janus Aspen Enterprise
  Portfolio - Service Shares           --      (22,334)     (22,334)     (242,326)          --       1,448,143      1,183,483
Janus Aspen Forty Portfolio -
  Service Shares                       19         (643)        (624)      (11,463)          --          66,679         54,592
Janus Aspen Overseas Portfolio
  - Service Shares                 47,686      (79,004)     (31,318)     (871,796)     332,157       7,057,861      6,486,904
Janus Aspen Worldwide Portfolio
  - Service Shares                 37,019      (20,513)      16,506       (82,964)           -         988,836        922,378
JPMorgan Insurance Trust Core
  Bond Portfolio - Class 1             --         (147)        (147)          218           --           2,362          2,433
JPMorgan Insurance Trust
  Government Bond Portfolio -
  Class 1                           2,381          (51)       2,330        (1,188)         564          (1,606)           100
JPMorgan Insurance Trust
  International Equity
  Portfolio - Class 1               2,266         (200)       2,066        (1,780)       1,352          13,343         14,981
JPMorgan Insurance Trust Mid
  Cap Value Portfolio - Class 1        --       (8,815)      (8,815)       15,781           --         465,021        471,987
JPMorgan Insurance Trust Small
  Cap Core Portfolio - Class 1     16,136      (14,303)       1,833      (483,216)      33,641         905,546        457,804
JPMorgan Mid Cap Value Portfolio   40,030       (3,340)      36,690      (894,382)       3,624         801,556        (52,512)
MFS VIT Core Equity Series -
  Initial Class                    47,072      (19,430)      27,642        71,784           --         696,198        795,624
MFS VIT Growth Series - Initial
  Class                            28,551      (60,672)     (32,121)      306,057           --       2,561,417      2,835,353
MFS VIT New Discovery Series -
  Initial Class                        --      (22,711)     (22,711)     (175,236)          --       1,824,028      1,626,081
MFS VIT Research Series -
  Initial Class                    46,038      (21,071)      24,967        23,137           --         798,049        846,153

                            See accompanying notes.

                                   VL-R - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2009

                                  A            B            A+B=C           D              E             F           C+D+E+F
                                         Mortality and                                               Net change      INCREASE
                                          expense risk                               Capital gain  in unrealized  (DECREASE) IN
                              Dividends       and            NET       Net realized  distributions  appreciation    NET ASSETS
                             from mutual administrative  INVESTMENT   gain (loss) on  from mutual  (depreciation) RESULTING FROM
Divisions                       funds       charges     INCOME (LOSS)  investments       funds     of investments   OPERATIONS
---------                    ----------- -------------- ------------- -------------- ------------- -------------- --------------
MFS VIT Total Return Series
  - Initial Class            $   18,573    $  (3,736)    $   14,837    $    (5,736)    $     --      $   70,303     $   79,404
Neuberger Berman AMT
  Mid-Cap Growth Portfolio
  - Class I                          --      (27,878)       (27,878)      (164,637)          --       1,303,342      1,110,827
Neuberger Berman AMT
  Partners Portfolio -
  Class I                         1,808         (519)         1,289        (37,929)       8,033          60,352         31,745
Neuberger Berman AMT
  Socially Responsive
  Portfolio - Class I               266          (61)           205         (2,686)          --           5,417          2,936
Oppenheimer Balanced
  Fund/VA - Non-Service
  Shares                             --       (8,565)        (8,565)      (242,523)          --         492,515        241,427
Oppenheimer Global
  Securities Fund/VA -
  Non-Service Shares             94,757      (30,135)        64,622       (437,681)      90,350       1,742,564      1,459,855
Oppenheimer High Income
  Fund/VA - Non-Service
  Shares                             --         (122)          (122)       (17,084)          --          20,793          3,587
PIMCO VIT
  CommodityRealReturn
  Strategy Portfolio -
  Administrative Class          116,612      (11,898)       104,714       (193,457)     209,812         468,267        589,336
PIMCO VIT Global Bond
  Portfolio (Unhedged) -
  Administrative Class            2,049         (159)         1,890           (751)       6,944           3,316         11,399
PIMCO VIT Real Return
  Portfolio -
  Administrative Class          413,369      (91,365)       322,004       (142,856)     514,518       1,460,337      2,154,003
PIMCO VIT Short-Term
  Portfolio -
  Administrative Class          103,914      (34,091)        69,823        (18,586)      45,212         253,668        350,117
PIMCO VIT Total Return
  Portfolio -
  Administrative Class        1,397,671     (183,181)     1,214,490        263,321      875,467         938,931      3,292,209
Pioneer Fund VCT Portfolio
  - Class I                      35,581      (12,630)        22,951       (117,693)          --         521,607        426,865
Pioneer Growth
  Opportunities VCT
  Portfolio - Class I                --      (17,315)       (17,315)      (355,560)          --       1,329,786        956,911
Pioneer Mid Cap Value VCT
  Portfolio - Class I             6,135       (2,807)         3,328        (39,526)          --         130,476         94,278
Putnam VT Diversified
  Income Fund - Class IB        372,958      (28,554)       344,404       (329,810)          --       2,352,861      2,367,455
Putnam VT Growth and Income
  Fund - Class IB               245,658      (54,479)       191,179     (1,306,588)          --       3,444,298      2,328,889
Putnam VT International
  Growth and Income Fund -
  Class IB                           --      (33,761)       (33,761)    (1,084,892)          --       2,261,945      1,143,292
Putnam VT Small Cap Value
  Fund - Class IB                 3,632       (1,456)         2,176        (12,746)          --          71,111         60,541
Putnam VT Vista Fund -
  Class IB                           --         (828)          (828)          (451)          --          38,284         37,005
Putnam VT Voyager Fund -
  Class IB                        2,214       (1,970)           244          3,509           --         125,031        128,784
SunAmerica Aggressive
  Growth Portfolio - Class 1        883       (4,729)        (3,846)      (172,059)          --         368,243        192,338
SunAmerica Balanced
  Portfolio - Class 1            41,914       (8,218)        33,696        (35,322)          --         254,398        252,772
UIF Capital Growth
  Portfolio - Class I Shares         --      (16,169)       (16,169)        40,648           --       1,159,868      1,184,347
UIF High Yield Portfolio -
  Class I Shares                141,007      (11,181)       129,826       (129,776)          --         549,698        549,748
VALIC Company I
  International Equities
  Fund                           75,211      (18,589)        56,622       (388,408)          --       1,086,638        754,852
VALIC Company I Mid Cap
  Index Fund                    183,641      (73,233)       110,408       (895,042)     266,391       4,043,778      3,525,535
VALIC Company I Money
  Market I Fund                  86,572     (182,104)       (95,532)            --           --              --        (95,532)
VALIC Company I Nasdaq-100
  Index Fund                      7,547      (18,730)       (11,183)        59,333           --       1,099,538      1,147,688
VALIC Company I Science &
  Technology Fund                 1,089       (7,005)        (5,916)       (56,321)          --         569,243        507,006
VALIC Company I Small Cap
  Index Fund                     81,229      (30,482)        50,747       (641,775)     123,527       1,647,646      1,180,145
VALIC Company I Stock Index
  Fund                          443,848     (123,752)       320,096     (2,493,308)     601,252       6,012,085      4,440,125
Van Kampen LIT Capital
  Growth Portfolio - Class I         33         (228)          (195)         1,751           --          13,848         15,404
Van Kampen LIT Government
  Portfolio - Class I             8,271         (931)         7,340         (2,861)          --          (4,439)            40
Van Kampen LIT Growth and
  Income Portfolio - Class I    346,367      (57,005)       289,362       (609,259)          --       2,218,239      1,898,342
Vanguard VIF High Yield
  Bond Portfolio                424,918      (36,829)       388,089       (395,144)          --       1,734,519      1,727,464
Vanguard VIF REIT Index
  Portfolio                     436,731      (59,675)       377,056     (3,320,050)     583,095       4,908,978      2,549,079

                            See accompanying notes.

                                   VL-R - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                        Divisions
                                                             ---------------------------------------------------------------
                                                                                                AIM V.I.      Alger Capital
                                                             AIM V.I. Core  AIM V.I. Global   International   Appreciation
                                                             Equity Fund - Real Estate Fund - Growth Fund - Portfolio - Class
                                                               Series I         Series I        Series I       I-2 Shares
                                                             ------------- ------------------ ------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                               $    91,970       $   (40)       $    75,195     $   (16,942)
   Net realized gain (loss) on investments                       (343,041)       (2,172)          (307,410)       (125,254)
   Capital gain distributions from mutual funds                        --            --                 --              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                2,283,925         7,884          3,010,717       1,155,031
                                                              -----------       -------        -----------     -----------
Increase (decrease) in net assets resulting from operations     2,032,854         5,672          2,778,502       1,012,835
                                                              -----------       -------        -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 1,251,099         7,048          1,253,950         421,503
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (302,696)       12,068           (477,279)         88,398
   Internal rollovers                                                  --            --                414              --
   Cost of insurance and other charges                         (1,141,220)       (4,066)          (969,681)       (267,611)
   Administrative charges                                         (48,161)         (353)           (56,195)        (20,939)
   Policy loans                                                  (155,957)         (376)          (421,257)        (22,813)
   Death benefits                                                 (21,411)           --            (27,207)        (26,645)
   Withdrawals                                                   (723,775)           --           (542,542)        (68,011)
                                                              -----------       -------        -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                 (1,142,121)       14,321         (1,239,797)        103,882
                                                              -----------       -------        -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           890,733        19,993          1,538,705       1,116,717
NET ASSETS:
   Beginning of year                                            8,105,221        10,822          8,684,784       1,959,122
                                                              -----------       -------        -----------     -----------
   End of year                                                $ 8,995,954       $30,815        $10,223,489     $ 3,075,839
                                                              ===========       =======        ===========     ===========
For the Year Ended December 31, 2008
OPERATIONS:
   Net investment income (loss)                               $   154,191       $   796        $   (17,539)    $   (22,086)
   Net realized gain (loss) on investments                         21,325           (56)           687,440         194,550
   Capital gain distributions from mutual funds                        --         1,251            169,448              --
   Net change in unrealized appreciation (depreciation) of
     investments                                               (3,890,545)       (7,178)        (7,181,061)     (1,897,436)
                                                              -----------       -------        -----------     -----------
Increase (decrease) in net assets resulting from operations    (3,715,029)       (5,187)        (6,341,712)     (1,724,972)
                                                              -----------       -------        -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                 1,514,879         2,677          1,852,858         532,050
   Net transfers from (to) other Divisions or fixed rate
     option                                                      (293,487)       14,815            (41,716)       (452,999)
   Internal rollovers                                                 166            --              4,076             666
   Cost of insurance and other charges                         (1,241,994)       (1,349)        (1,048,459)       (286,062)
   Administrative charges                                         (58,190)         (134)           (87,439)        (26,732)
   Policy loans                                                  (146,673)           --           (315,344)        (49,104)
   Death benefits                                                 (33,225)           --            (19,733)         (1,463)
   Withdrawals                                                   (731,012)           --           (777,941)       (191,452)
                                                              -----------       -------        -----------     -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                   (989,536)       16,009           (433,698)       (475,096)
                                                              -----------       -------        -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (4,704,565)       10,822         (6,775,410)     (2,200,068)
NET ASSETS:
   Beginning of year                                           12,809,786            --         15,460,194       4,159,190
                                                              -----------       -------        -----------     -----------
   End of year                                                $ 8,105,221       $10,822        $ 8,684,784     $ 1,959,122
                                                              ===========       =======        ===========     ===========

                            See accompanying notes.

                                   VL-R - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                                                              Dreyfus IP
                                                     Alger Mid Cap    American Century Credit Suisse U.S.    MidCap Stock
                                                   Growth Portfolio - VP Value Fund -    Equity Flex I    Portfolio - Initial
                                                    Class I-2 Shares      Class I          Portfolio            Shares
                                                   ------------------ ---------------- ------------------ -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                       $   (11,918)      $   581,162        $    5,648         $    20,675
   Net realized gain (loss) on investments               (749,110)       (2,396,837)         (144,212)           (750,706)
   Capital gain distributions from mutual funds                --                --                --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                      1,498,462         3,813,381           402,614           1,580,498
                                                      -----------       -----------        ----------         -----------
Increase (decrease) in net assets resulting from
  operations                                              737,434         1,997,706           264,050             850,467
                                                      -----------       -----------        ----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           451,578         1,768,303           246,166             474,061
   Net transfers from (to) other Divisions or
     fixed rate option                                    (69,914)         (605,874)          (66,820)           (165,302)
   Internal rollovers                                       1,981               345                --                 172
   Cost of insurance and other charges                   (267,449)       (1,329,425)         (174,379)           (323,987)
   Administrative charges                                 (23,221)          (89,099)          (12,329)            (22,999)
   Policy loans                                           (18,980)         (481,791)          (18,525)            (34,101)
   Death benefits                                         (22,149)         (126,102)             (507)             (7,352)
   Withdrawals                                           (110,398)         (844,382)          (84,078)           (318,750)
                                                      -----------       -----------        ----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (58,552)       (1,708,025)         (110,472)           (398,258)
                                                      -----------       -----------        ----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   678,882           289,681           153,578             452,209
NET ASSETS:
   Beginning of year                                    1,502,289        12,200,867         1,221,680           2,797,813
                                                      -----------       -----------        ----------         -----------
   End of year                                        $ 2,181,171       $12,490,548        $1,375,258         $ 3,250,022
                                                      ===========       ===========        ==========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                       $   (12,556)      $   262,979        $  (10,504)        $    10,324
   Net realized gain (loss) on investments               (387,919)       (1,027,691)          (58,097)           (122,188)
   Capital gain distributions from mutual funds           791,728         1,961,579                --             649,934
   Net change in unrealized appreciation
     (depreciation) of investments                     (2,315,578)       (5,893,599)         (621,513)         (2,515,015)
                                                      -----------       -----------        ----------         -----------
Increase (decrease) in net assets resulting from
  operations                                           (1,924,325)       (4,696,732)         (690,114)         (1,976,945)
                                                      -----------       -----------        ----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                           590,518         2,706,071           315,814             626,656
   Net transfers from (to) other Divisions or
     fixed rate option                                    355,866          (347,792)          (73,431)           (223,684)
   Internal rollovers                                       1,407                --                --                 108
   Cost of insurance and other charges                   (283,566)       (1,537,260)         (209,698)           (431,606)
   Administrative charges                                 (31,692)         (140,222)          (15,777)            (30,217)
   Policy loans                                           (22,413)         (111,733)          (15,600)            (39,789)
   Death benefits                                         (96,258)          (66,370)             (482)            (16,871)
   Withdrawals                                            (86,093)       (1,125,832)          (49,093)           (221,988)
                                                      -----------       -----------        ----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  427,769          (623,138)          (48,267)           (337,391)
                                                      -----------       -----------        ----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,496,556)       (5,319,870)         (738,381)         (2,314,336)
NET ASSETS:
   Beginning of year                                    2,998,845        17,520,737         1,960,061           5,112,149
                                                      -----------       -----------        ----------         -----------
   End of year                                        $ 1,502,289       $12,200,867        $1,221,680         $ 2,797,813
                                                      ===========       ===========        ==========         ===========

                            See accompanying notes.

                                   VL-R - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                     Divisions
                                                   ----------------------------------------------------------------------------
                                                       Dreyfus VIF        Dreyfus VIF        Dreyfus VIF
                                                       Developing        International      Quality Bond     Fidelity VIP Asset
                                                   Leaders Portfolio - Value Portfolio - Portfolio - Initial Manager Portfolio -
                                                     Initial Shares     Initial Shares         Shares          Service Class 2
                                                   ------------------- ----------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                        $    57,472         $  1,842          $   320,564         $    68,642
   Net realized gain (loss) on investments                (737,232)          (1,358)            (181,670)           (185,264)
   Capital gain distributions from mutual funds                 --               --                   --               8,056
   Net change in unrealized appreciation
     (depreciation) of investments                       2,017,942           16,664              912,043           1,246,406
                                                       -----------         --------          -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                             1,338,182           17,148            1,050,937           1,137,840
                                                       -----------         --------          -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          1,016,325           20,576              664,861             552,990
   Net transfers from (to) other Divisions or
     fixed rate option                                    (317,172)          18,685              172,136              74,594
   Internal rollovers                                           --               --                  345               1,395
   Cost of insurance and other charges                    (790,121)         (11,213)            (687,642)           (461,881)
   Administrative charges                                  (44,114)          (1,029)             (32,209)            (27,461)
   Policy loans                                           (165,205)              --             (104,184)            (35,767)
   Death benefits                                           (8,418)              --              (11,663)            (18,590)
   Withdrawals                                            (490,865)              --             (494,480)           (290,605)
                                                       -----------         --------          -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (799,570)          27,019             (492,836)           (205,325)
                                                       -----------         --------          -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    538,612           44,167              558,101             932,515
NET ASSETS:
   Beginning of year                                     5,904,489           41,446            7,645,996           4,302,999
                                                       -----------         --------          -----------         -----------
   End of year                                         $ 6,443,101         $ 85,613          $ 8,204,097         $ 5,235,514
                                                       ===========         ========          ===========         ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $    15,772         $     (3)         $   361,574         $    96,412
   Net realized gain (loss) on investments                (386,392)            (413)            (232,168)            (21,420)
   Capital gain distributions from mutual funds            446,451              213                   --             581,838
   Net change in unrealized appreciation
     (depreciation) of investments                      (3,803,293)          (3,504)            (569,121)         (2,445,765)
                                                       -----------         --------          -----------         -----------
Increase (decrease) in net assets resulting from
  operations                                            (3,727,462)          (3,707)            (439,715)         (1,788,935)
                                                       -----------         --------          -----------         -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                          1,399,867            4,993              929,428             652,120
   Net transfers from (to) other Divisions or
     fixed rate option                                    (302,250)          42,996              128,858              86,167
   Internal rollovers                                          100               --                1,886               1,425
   Cost of insurance and other charges                    (968,634)          (2,586)            (760,439)           (507,235)
   Administrative charges                                  (58,864)            (250)             (44,969)            (32,511)
   Policy loans                                            (70,837)              --             (108,189)            (56,766)
   Death benefits                                          (27,889)              --             (209,212)            (15,212)
   Withdrawals                                            (524,038)              --             (613,109)           (330,020)
                                                       -----------         --------          -----------         -----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (552,545)          45,153             (675,746)           (202,032)
                                                       -----------         --------          -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (4,280,007)          41,446           (1,115,461)         (1,990,967)
NET ASSETS:
   Beginning of year                                    10,184,496               --            8,761,457           6,293,966
                                                       -----------         --------          -----------         -----------
   End of year                                         $ 5,904,489         $ 41,446          $ 7,645,996         $ 4,302,999
                                                       ===========         ========          ===========         ===========

                            See accompanying notes.

                                   VL-R - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                 Divisions
                                              -------------------------------------------------------------------------------
                                                 Fidelity VIP                             Fidelity VIP        Fidelity VIP
                                                  Contrafund      Fidelity VIP Equity-    Freedom 2020        Freedom 2025
                                              Portfolio - Service  Income Portfolio -  Portfolio - Service Portfolio - Service
                                                    Class 2         Service Class 2          Class 2             Class 2
                                              ------------------- -------------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                  $    117,384         $   176,658           $  2,801            $   4,460
   Net realized gain (loss) on investments         (4,886,083)         (2,269,252)           (14,474)             (49,061)
   Capital gain distributions from mutual
     funds                                              6,838                  --              1,130                5,798
   Net change in unrealized appreciation
     (depreciation) of investments                 12,033,047           5,405,782             36,944              148,865
                                                 ------------         -----------           --------            ---------
Increase (decrease) in net assets resulting
  from operations                                   7,271,186           3,313,188             26,401              110,062
                                                 ------------         -----------           --------            ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                     3,342,955           2,165,859             70,486               80,947
   Net transfers from (to) other Divisions
     or fixed rate option                          (2,365,257)           (538,875)            14,571                 (730)
   Internal rollovers                                   3,458               2,504                 --                   --
   Cost of insurance and other charges             (2,301,354)         (1,465,053)           (39,231)             (43,841)
   Administrative charges                            (166,789)           (108,991)            (3,524)              (4,047)
   Policy loans                                      (342,058)           (228,755)                 8             (358,469)
   Death benefits                                    (141,555)           (101,424)                --                  (91)
   Withdrawals                                     (1,213,631)         (1,266,414)            (9,736)              (2,312)
                                                 ------------         -----------           --------            ---------
Increase (decrease) in net assets resulting
  from principal transactions                      (3,184,231)         (1,541,149)            32,574             (328,543)
                                                 ------------         -----------           --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,086,955           1,772,039             58,975             (218,481)
NET ASSETS:
   Beginning of year                               23,838,430          12,605,617             68,373              448,392
                                                 ------------         -----------           --------            ---------
   End of year                                   $ 27,925,385         $14,377,656           $127,348            $ 229,911
                                                 ============         ===========           ========            =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                  $     33,874         $   298,715           $  1,688            $  12,608
   Net realized gain (loss) on investments           (744,163)           (429,695)            (3,677)             (57,077)
   Capital gain distributions from mutual
     funds                                            961,500              18,906              3,895               23,432
   Net change in unrealized appreciation
     (depreciation) of investments                (17,560,156)         (9,532,294)           (31,760)            (149,778)
                                                 ------------         -----------           --------            ---------
Increase (decrease) in net assets resulting
  from operations                                 (17,308,945)         (9,644,368)           (29,854)            (170,815)
                                                 ------------         -----------           --------            ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                     4,572,875           2,801,920             33,226               62,625
   Net transfers from (to) other Divisions
     or fixed rate option                           1,795,427             309,424             44,425              479,472
   Internal rollovers                                  12,419               6,207                150                   --
   Cost of insurance and other charges             (2,699,112)         (1,710,301)           (20,289)             (33,196)
   Administrative charges                            (232,097)           (143,307)            (1,667)              (3,131)
   Policy loans                                      (678,594)           (202,895)              (546)                 558
   Death benefits                                     (32,105)            (56,657)                 2                   --
   Withdrawals                                     (2,090,062)         (1,140,067)            (6,049)              (1,299)
                                                 ------------         -----------           --------            ---------
Increase (decrease) in net assets resulting
  from principal transactions                         648,751            (135,676)            49,252              505,029
                                                 ------------         -----------           --------            ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (16,660,194)         (9,780,044)            19,398              334,214
NET ASSETS:
   Beginning of year                               40,498,624          22,385,661             48,975              114,178
                                                 ------------         -----------           --------            ---------
   End of year                                   $ 23,838,430         $12,605,617           $ 68,373            $ 448,392
                                                 ============         ===========           ========            =========

                            See accompanying notes.

                                   VL-R - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                        Divisions
                                                        ------------------------------------------------------------------------
                                                                                                                    Franklin
                                                                                                                    Templeton
                                                           Fidelity VIP                                          Franklin Small
                                                           Freedom 2030        Fidelity VIP    Fidelity VIP Mid     Cap Value
                                                        Portfolio - Service Growth Portfolio - Cap Portfolio -  Securities Fund -
                                                              Class 2        Service Class 2   Service Class 2       Class 2
                                                        ------------------- ------------------ ---------------- -----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                              $   6,156         $   (49,584)      $   (14,107)      $    63,004
   Net realized gain (loss) on investments                     (89,793)           (478,892)       (1,349,480)       (1,062,695)
   Capital gain distributions from mutual funds                  4,892               8,959            33,564           302,678
   Net change in unrealized appreciation
     (depreciation) of investments                             189,185           3,045,129         3,370,868         2,429,334
                                                             ---------         -----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                   110,440           2,525,612         2,040,845         1,732,321
                                                             ---------         -----------       -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                184,891           1,812,143         1,252,271           883,048
   Net transfers from (to) other Divisions or fixed
     rate option                                               (17,701)           (147,352)         (489,343)         (462,657)
   Internal rollovers                                               --               2,016             1,909               858
   Cost of insurance and other charges                         (92,917)         (1,230,719)         (797,926)         (552,972)
   Administrative charges                                       (9,388)            (91,511)          (65,702)          (47,361)
   Policy loans                                                 11,222            (227,271)         (212,095)         (199,921)
   Death benefits                                                   --             (67,436)           (9,710)           (6,026)
   Withdrawals                                                  (2,973)           (779,636)         (298,612)         (136,474)
                                                             ---------         -----------       -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                        73,134            (729,766)         (619,208)         (521,505)
                                                             ---------         -----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        183,574           1,795,846         1,421,637         1,210,816
NET ASSETS:
   Beginning of year                                           305,947           9,650,799         5,983,568         6,789,071
                                                             ---------         -----------       -----------       -----------
   End of year                                               $ 489,521         $11,446,645       $ 7,405,205       $ 7,999,887
                                                             =========         ===========       ===========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                              $   6,177         $   (14,866)      $   (36,259)      $    37,491
   Net realized gain (loss) on investments                     (24,978)            380,626          (449,102)         (196,322)
   Capital gain distributions from mutual funds                 27,581                  --         1,311,626           612,789
   Net change in unrealized appreciation
     (depreciation) of investments                            (178,106)         (9,176,708)       (4,681,273)       (3,271,434)
                                                             ---------         -----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                  (169,326)         (8,810,948)       (3,855,008)       (2,817,476)
                                                             ---------         -----------       -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                208,297           2,311,777         2,136,462         1,369,084
   Net transfers from (to) other Divisions or fixed
     rate option                                                55,433             603,079           116,592         1,599,345
   Internal rollovers                                               --               1,256            11,475             2,182
   Cost of insurance and other charges                         (94,267)         (1,462,361)         (852,888)         (558,906)
   Administrative charges                                      (10,558)           (119,821)         (118,337)          (75,196)
   Policy loans                                                (11,420)           (160,922)          (73,308)         (197,809)
   Death benefits                                                   --             (42,400)             (689)             (225)
   Withdrawals                                                 (15,545)           (894,796)         (682,587)         (470,127)
                                                             ---------         -----------       -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                       131,940             235,812           536,720         1,668,348
                                                             ---------         -----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (37,386)         (8,575,136)       (3,318,288)       (1,149,128)
NET ASSETS:
   Beginning of year                                           343,333          18,225,935         9,301,856         7,938,199
                                                             ---------         -----------       -----------       -----------
   End of year                                               $ 305,947         $ 9,650,799       $ 5,983,568       $ 6,789,071
                                                             =========         ===========       ===========       ===========

                            See accompanying notes.

                                   VL-R - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                      Divisions
                                                        ---------------------------------------------------------------------
                                                            Franklin
                                                            Templeton        Franklin                            Franklin
                                                         Franklin Small-     Templeton        Franklin          Templeton
                                                         Mid Cap Growth    Franklin U.S.  Templeton Mutual      Templeton
                                                        Securities Fund - Government Fund Shares Securities Foreign Securities
                                                             Class 2         - Class 2     Fund - Class 2     Fund - Class 2
                                                        ----------------- --------------- ----------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                             $   (530)       $  165,399       $    85,242       $   150,183
   Net realized gain (loss) on investments                      (832)          118,926        (1,061,602)         (516,414)
   Capital gain distributions from mutual funds                   --                --                --           234,647
   Net change in unrealized appreciation
     (depreciation) of investments                            27,193          (160,254)        2,580,867         1,940,608
                                                            --------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                  25,831           124,071         1,604,507         1,809,024
                                                            --------        ----------       -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                1,250           731,625           936,342           757,305
   Net transfers from (to) other Divisions or fixed
     rate option                                             (13,135)         (295,252)         (595,593)         (156,931)
   Internal rollovers                                             --               204             2,671                --
   Cost of insurance and other charges                        (3,264)         (519,528)         (663,730)         (616,364)
   Administrative charges                                         --           (35,475)          (45,168)          (38,007)
   Policy loans                                                   (6)         (122,928)         (148,939)          (60,856)
   Death benefits                                                 --           (71,345)          (29,959)          (54,934)
   Withdrawals                                                    --          (197,230)         (206,611)         (295,643)
                                                            --------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     (15,155)         (509,929)         (750,987)         (465,430)
                                                            --------        ----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       10,676          (385,858)          853,520         1,343,594
NET ASSETS:
   Beginning of year                                          62,198         5,392,917         7,083,168         5,378,488
                                                            --------        ----------       -----------       -----------
   End of year                                              $ 72,874        $5,007,059       $ 7,936,688       $ 6,722,082
                                                            ========        ==========       ===========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $   (674)       $  200,533       $   218,840       $   126,260
   Net realized gain (loss) on investments                     1,065             1,215          (200,531)           (3,115)
   Capital gain distributions from mutual funds               11,355                --           406,672           735,513
   Net change in unrealized appreciation
     (depreciation) of investments                           (58,431)          125,264        (4,724,273)       (4,609,787)
                                                            --------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                 (46,685)          327,012        (4,299,292)       (3,751,129)
                                                            --------        ----------       -----------       -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                1,267         1,162,176         1,276,838           863,284
   Net transfers from (to) other Divisions or fixed
     rate option                                               3,294           767,306           457,848           228,518
   Internal rollovers                                             --                --             6,228                --
   Cost of insurance and other charges                        (3,193)         (457,621)         (702,292)         (717,519)
   Administrative charges                                         --           (59,282)          (61,591)          (41,895)
   Policy loans                                                  (23)          (51,303)         (320,295)          (50,725)
   Death benefits                                                 --            (4,788)           (6,051)          (56,773)
   Withdrawals                                                    --          (244,601)         (967,444)         (216,143)
                                                            --------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                       1,345         1,111,887          (316,759)            8,747
                                                            --------        ----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (45,340)        1,438,899        (4,616,051)       (3,742,382)
NET ASSETS:
   Beginning of year                                         107,538         3,954,018        11,699,219         9,120,870
                                                            --------        ----------       -----------       -----------
   End of year                                              $ 62,198        $5,392,917       $ 7,083,168       $ 5,378,488
                                                            ========        ==========       ===========       ===========

                            See accompanying notes.

                                   VL-R - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                        Goldman Sachs
                                                         VIT Capital   Janus Aspen
                                                        Growth Fund -   Enterprise    Janus Aspen Forty      Janus Aspen
                                                        Institutional  Portfolio -   Portfolio - Service Overseas Portfolio -
                                                           Shares     Service Shares       Shares           Service Shares
                                                        ------------- -------------- ------------------- --------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                          $     1,264   $   (22,334)       $   (624)          $    (31,318)
   Net realized gain (loss) on investments                   (36,388)     (242,326)        (11,463)              (871,796)
   Capital gain distributions from mutual funds                   --            --              --                332,157
   Net change in unrealized appreciation
     (depreciation) of investments                         1,784,569     1,448,143          66,679              7,057,861
                                                         -----------   -----------        --------           ------------
Increase (decrease) in net assets resulting from
  operations                                               1,749,445     1,183,483          54,592              6,486,904
                                                         -----------   -----------        --------           ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   --       535,414          52,179              1,451,630
   Net transfers from (to) other Divisions or fixed
     rate option                                                 (94)     (287,707)         22,462               (138,148)
   Internal rollovers                                             --           284             423                  1,647
   Cost of insurance and other charges                      (460,630)     (314,676)        (19,264)              (978,955)
   Administrative charges                                       (129)      (27,430)         (2,630)               (74,632)
   Policy loans                                                 (191)      (78,159)             16               (305,059)
   Death benefits                                                 --       (53,422)             --               (146,359)
   Withdrawals                                                (3,638)     (382,707)             --               (668,101)
                                                         -----------   -----------        --------           ------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (464,682)     (608,403)         53,186               (857,977)
                                                         -----------   -----------        --------           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    1,284,763       575,080         107,778              5,628,927
NET ASSETS:
   Beginning of year                                       3,958,857     2,982,555         104,233              8,807,974
                                                         -----------   -----------        --------           ------------
   End of year                                           $ 5,243,620   $ 3,557,635        $212,011           $ 14,436,901
                                                         ===========   ===========        ========           ============
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                          $   (18,460)  $   (25,107)       $   (102)          $    289,854
   Net realized gain (loss) on investments                    35,423       114,362          (1,955)               923,214
   Capital gain distributions from mutual funds                   --       225,968              --              2,098,520
   Net change in unrealized appreciation
     (depreciation) of investments                        (3,004,114)   (2,532,716)        (29,146)           (12,975,020)
                                                         -----------   -----------        --------           ------------
Increase (decrease) in net assets resulting from
  operations                                              (2,987,151)   (2,217,493)        (31,203)            (9,663,432)
                                                         -----------   -----------        --------           ------------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                   --       763,155           3,137              2,036,358
   Net transfers from (to) other Divisions or fixed
     rate option                                                  36       652,017         138,374                771,445
   Internal rollovers                                             --           156              --                  1,216
   Cost of insurance and other charges                      (445,416)     (367,028)         (5,918)            (1,062,963)
   Administrative charges                                       (129)      (39,953)           (157)              (103,428)
   Policy loans                                               (3,280)      (60,735)             --               (150,411)
   Death benefits                                                 --            --              --               (112,635)
   Withdrawals                                                (8,186)     (167,126)             --             (1,031,280)
                                                         -----------   -----------        --------           ------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (456,975)      780,486         135,436                348,302
                                                         -----------   -----------        --------           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (3,444,126)   (1,437,007)        104,233             (9,315,130)
NET ASSETS:
   Beginning of year                                       7,402,983     4,419,562              --             18,123,104
                                                         -----------   -----------        --------           ------------
   End of year                                           $ 3,958,857   $ 2,982,555        $104,233           $  8,807,974
                                                         ===========   ===========        ========           ============

                            See accompanying notes.

                                   VL-R - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                Divisions
                                              -----------------------------------------------------------------------------
                                                                                                               JPMorgan
                                                  Janus Aspen          JPMorgan            JPMorgan        Insurance Trust
                                                   Worldwide        Insurance Trust     Insurance Trust     International
                                              Portfolio - Service      Core Bond        Government Bond   Equity Portfolio -
                                                    Shares        Portfolio - Class 1 Portfolio - Class 1      Class 1
                                              ------------------- ------------------- ------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                   $    16,506          $   (147)           $  2,330            $  2,066
   Net realized gain (loss) on investments            (82,964)              218              (1,188)             (1,780)
   Capital gain distributions from mutual
     funds                                                 --                --                 564               1,352
   Net change in unrealized appreciation
     (depreciation) of investments                    988,836             2,362              (1,606)             13,343
                                                  -----------          --------            --------            --------
Increase (decrease) in net assets resulting
  from operations                                     922,378             2,433                 100              14,981
                                                  -----------          --------            --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       409,183            19,211               2,703              23,585
   Net transfers from (to) other Divisions
     or fixed rate option                            (117,361)           43,093             (28,617)             11,259
   Internal rollovers                                      --                --                 635                 283
   Cost of insurance and other charges               (304,383)          (10,044)             (2,802)            (11,059)
   Administrative charges                             (20,121)             (960)               (167)             (1,194)
   Policy loans                                       (64,251)               --                  --                  --
   Death benefits                                      (3,762)               --                  --                  --
   Withdrawals                                       (195,174)               --                  --                  --
                                                  -----------          --------            --------            --------
Increase (decrease) in net assets resulting
  from principal transactions                        (295,869)           51,300             (28,248)             22,874
                                                  -----------          --------            --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               626,509            53,733             (28,148)             37,855
NET ASSETS:
   Beginning of year                                2,747,424                --              28,148              24,482
                                                  -----------          --------            --------            --------
   End of year                                    $ 3,373,933          $ 53,733            $     --            $ 62,337
                                                  ===========          ========            ========            ========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                   $    12,502          $     --            $    (66)           $    (38)
   Net realized gain (loss) on investments            154,179                --                   3              (1,417)
   Capital gain distributions from mutual
     funds                                                 --                --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                 (2,531,223)               --               1,605              (1,980)
                                                  -----------          --------            --------            --------
Increase (decrease) in net assets resulting
  from operations                                  (2,364,542)               --               1,542              (3,435)
                                                  -----------          --------            --------            --------
PRINCIPAL TRANSACTIONS:
   Net premiums                                       524,434                --               1,795               3,737
   Net transfers from (to) other Divisions
     or fixed rate option                            (132,497)               --              27,407              27,721
   Internal rollovers                                      33                --                  --                  --
   Cost of insurance and other charges               (424,573)               --              (2,506)             (3,354)
   Administrative charges                             (26,906)               --                 (90)               (187)
   Policy loans                                       (43,546)               --                  --                  --
   Death benefits                                      (2,333)               --                  --                  --
   Withdrawals                                       (270,224)               --                  --                  --
                                                  -----------          --------            --------            --------
Increase (decrease) in net assets resulting
  from principal transactions                        (375,612)               --              26,606              27,917
                                                  -----------          --------            --------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,740,154)               --              28,148              24,482
NET ASSETS:
   Beginning of year                                5,487,578                --                  --                  --
                                                  -----------          --------            --------            --------
   End of year                                    $ 2,747,424          $     --            $ 28,148            $ 24,482
                                                  ===========          ========            ========            ========

                            See accompanying notes.

                                   VL-R - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                             JPMorgan            JPMorgan
                                                          Insurance Trust     Insurance Trust   JPMorgan Mid  MFS VIT Core
                                                           Mid Cap Value      Small Cap Core     Cap Value   Equity Series -
                                                        Portfolio - Class 1 Portfolio - Class 1  Portfolio    Initial Class
                                                        ------------------- ------------------- ------------ ---------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                             $   (8,815)         $     1,833     $    36,690    $    27,642
   Net realized gain (loss) on investments                      15,781             (483,216)       (894,382)        71,784
   Capital gain distributions from mutual funds                     --               33,641           3,624             --
   Net change in unrealized appreciation
     (depreciation) of investments                             465,021              905,546         801,556        696,198
                                                            ----------          -----------     -----------    -----------
Increase (decrease) in net assets resulting from
  operations                                                   471,987              457,804         (52,512)       795,624
                                                            ----------          -----------     -----------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     --              474,419              --        475,589
   Net transfers from (to) other Divisions or fixed
     rate option                                             1,601,137             (165,314)     (1,633,863)       (38,958)
   Internal rollovers                                               --                   12              --          1,060
   Cost of insurance and other charges                         (18,376)            (292,314)         (9,868)      (341,143)
   Administrative charges                                          (13)             (23,372)             (7)       (23,951)
   Policy loans                                                (26,192)             (45,609)         (1,187)       (52,501)
   Death benefits                                                   --              (12,149)           (222)        (1,760)
   Withdrawals                                                 (22,562)            (197,555)         (1,679)      (331,931)
                                                            ----------          -----------     -----------    -----------
Increase (decrease) in net assets resulting from
  principal transactions                                     1,533,994             (261,882)     (1,646,826)      (313,595)
                                                            ----------          -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      2,005,981              195,922      (1,699,338)       482,029
NET ASSETS:
   Beginning of year                                                --            2,121,012       1,699,338      2,705,088
                                                            ----------          -----------     -----------    -----------
   End of year                                              $2,005,981          $ 2,316,934     $        --    $ 3,187,117
                                                            ==========          ===========     ===========    ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $       --          $   (13,863)    $    11,604    $     3,685
   Net realized gain (loss) on investments                          --              (85,201)        (26,893)       129,227
   Capital gain distributions from mutual funds                     --              271,010         197,441             --
   Net change in unrealized appreciation
     (depreciation) of investments                                  --           (1,171,294)     (1,137,129)    (1,964,576)
                                                            ----------          -----------     -----------    -----------
Increase (decrease) in net assets resulting from
  operations                                                        --             (999,348)       (954,977)    (1,831,664)
                                                            ----------          -----------     -----------    -----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                                     --              559,932            (582)       593,517
   Net transfers from (to) other Divisions or fixed
     rate option                                                    --               70,831        (270,196)         5,254
   Internal rollovers                                               --                1,350              --            528
   Cost of insurance and other charges                              --             (311,102)        (32,492)      (457,684)
   Administrative charges                                           --              (26,863)              5        (29,715)
   Policy loans                                                     --              (23,688)       (260,738)       (58,270)
   Death benefits                                                   --               (1,463)             --         (4,419)
   Withdrawals                                                      --              (81,992)       (136,032)      (332,028)
                                                            ----------          -----------     -----------    -----------
Increase (decrease) in net assets resulting from
  principal transactions                                            --              187,005        (700,035)      (282,817)
                                                            ----------          -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             --             (812,343)     (1,655,012)    (2,114,481)
NET ASSETS:
   Beginning of year                                                --            2,933,355       3,354,350      4,819,569
                                                            ----------          -----------     -----------    -----------
   End of year                                              $       --          $ 2,121,012     $ 1,699,338    $ 2,705,088
                                                            ==========          ===========     ===========    ===========

                            See accompanying notes.

                                   VL-R - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                      Divisions
                                                        --------------------------------------------------------------------
                                                         MFS VIT Growth     MFS VIT New          MFS VIT       MFS VIT Total
                                                        Series - Initial Discovery Series - Research Series - Return Series -
                                                             Class         Initial Class      Initial Class    Initial Class
                                                        ---------------- ------------------ ----------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                           $   (32,121)      $   (22,711)       $    24,967       $  14,837
   Net realized gain (loss) on investments                    306,057          (175,236)            23,137          (5,736)
   Capital gain distributions from mutual funds                    --                --                 --              --
   Net change in unrealized appreciation
     (depreciation) of investments                          2,561,417         1,824,028            798,049          70,303
                                                          -----------       -----------        -----------       ---------
Increase (decrease) in net assets resulting from
  operations                                                2,835,353         1,626,081            846,153          79,404
                                                          -----------       -----------        -----------       ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             1,196,713           504,439            309,054           4,637
   Net transfers from (to) other Divisions or fixed
     rate option                                             (195,765)          120,236            246,923           3,580
   Internal rollovers                                             795                12                 --              --
   Cost of insurance and other charges                     (1,026,990)         (337,549)          (230,544)        (39,205)
   Administrative charges                                     (46,721)          (24,763)           (15,465)             --
   Policy loans                                              (167,750)         (138,733)           (20,091)          2,005
   Death benefits                                             (38,896)           (3,827)            (3,030)         (7,029)
   Withdrawals                                               (755,537)         (301,809)          (170,678)        (10,123)
                                                          -----------       -----------        -----------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                   (1,034,151)         (181,994)           116,169         (46,135)
                                                          -----------       -----------        -----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     1,801,202         1,444,087            962,322          33,269
NET ASSETS:
   Beginning of year                                        8,162,971         2,608,315          2,692,480         496,645
                                                          -----------       -----------        -----------       ---------
   End of year                                            $ 9,964,173       $ 4,052,402        $ 3,654,802       $ 529,914
                                                          ===========       ===========        ===========       =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                           $   (55,955)      $   (24,382)       $    (3,730)      $  15,252
   Net realized gain (loss) on investments                    313,899           (11,099)            80,828          (1,455)
   Capital gain distributions from mutual funds                    --           699,731                 --          39,656
   Net change in unrealized appreciation
     (depreciation) of investments                         (5,359,662)       (2,295,664)        (1,022,583)       (214,619)
                                                          -----------       -----------        -----------       ---------
Increase (decrease) in net assets resulting from
  operations                                               (5,101,718)       (1,631,414)          (945,485)       (161,166)
                                                          -----------       -----------        -----------       ---------
PRINCIPAL TRANSACTIONS:
   Net premiums                                             1,487,057           599,801            379,957           8,897
   Net transfers from (to) other Divisions or fixed
     rate option                                                8,606           142,505            978,386         (25,078)
   Internal rollovers                                             628             1,619                691              --
   Cost of insurance and other charges                     (1,149,586)         (392,826)          (241,264)        (41,158)
   Administrative charges                                     (58,512)          (29,415)           (18,855)             --
   Policy loans                                               (50,978)          (28,462)           (34,183)        (15,096)
   Death benefits                                             (17,280)          (19,607)            (4,970)             --
   Withdrawals                                               (808,804)         (137,090)           (92,164)         (2,370)
                                                          -----------       -----------        -----------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                     (588,869)          136,525            967,598         (74,805)
                                                          -----------       -----------        -----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (5,690,587)       (1,494,889)            22,113        (235,971)
NET ASSETS:
   Beginning of year                                       13,853,558         4,103,204          2,670,367         732,616
                                                          -----------       -----------        -----------       ---------
   End of year                                            $ 8,162,971       $ 2,608,315        $ 2,692,480       $ 496,645
                                                          ===========       ===========        ===========       =========

                            See accompanying notes.

                                   VL-R - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                   Divisions
                                                   -------------------------------------------------------------------------
                                                                                                Neuberger
                                                        Neuberger                              Berman AMT       Oppenheimer
                                                     Berman AMT Mid-    Neuberger Berman        Socially          Balanced
                                                       Cap Growth         AMT Partners         Responsive      Fund/VA - Non-
                                                   Portfolio - Class I Portfolio - Class I Portfolio - Class I Service Shares
                                                   ------------------- ------------------- ------------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
   Net investment income (loss)                        $   (27,878)         $  1,289             $   205         $   (8,565)
   Net realized gain (loss) on investments                (164,637)          (37,929)             (2,686)          (242,523)
   Capital gain distributions from mutual funds                 --             8,033                  --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                       1,303,342            60,352               5,417            492,515
                                                       -----------          --------             -------         ----------
Increase (decrease) in net assets resulting from
  operations                                             1,110,827            31,745               2,936            241,427
                                                       -----------          --------             -------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            612,908             1,059               8,486            335,236
   Net transfers from (to) other Divisions or
     fixed rate option                                    (514,489)          (16,872)              3,010            (28,690)
   Internal rollovers                                        1,073                --                  --                 12
   Cost of insurance and other charges                    (399,838)           (4,129)             (1,489)          (214,465)
   Administrative charges                                  (30,227)               --                (358)           (17,025)
   Policy loans                                            (79,733)               30                  --            (24,616)
   Death benefits                                           (3,371)               --                  --             (3,894)
   Withdrawals                                            (164,567)           (3,158)                 --            (56,214)
                                                       -----------          --------             -------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (578,244)          (23,070)              9,649             (9,656)
                                                       -----------          --------             -------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    532,583             8,675              12,585            231,771
NET ASSETS:
   Beginning of year                                     4,059,451            58,023               5,605          1,135,463
                                                       -----------          --------             -------         ----------
   End of year                                         $ 4,592,034          $ 66,698             $18,190         $1,367,234
                                                       ===========          ========             =======         ==========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                        $   (43,668)         $   (153)            $   105         $   31,231
   Net realized gain (loss) on investments                 389,635              (681)               (153)          (100,817)
   Capital gain distributions from mutual funds                 --            17,026                 433            101,607
   Net change in unrealized appreciation
     (depreciation) of investments                      (3,840,849)          (79,101)             (2,426)          (846,833)
                                                       -----------          --------             -------         ----------
Increase (decrease) in net assets resulting from
  operations                                            (3,494,882)          (62,909)             (2,041)          (814,812)
                                                       -----------          --------             -------         ----------
PRINCIPAL TRANSACTIONS:
   Net premiums                                            770,436             1,266               7,348            378,520
   Net transfers from (to) other Divisions or
     fixed rate option                                     (89,324)           15,039               1,434            139,228
   Internal rollovers                                        1,325                --                  --              1,054
   Cost of insurance and other charges                    (446,917)           (4,331)               (839)          (227,022)
   Administrative charges                                  (38,669)               --                (297)           (19,221)
   Policy loans                                           (328,687)             (360)                 --                664
   Death benefits                                          (40,230)               --                  --               (135)
   Withdrawals                                            (267,079)               --                  --            (58,405)
                                                       -----------          --------             -------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  (439,145)           11,614               7,646            214,683
                                                       -----------          --------             -------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (3,934,027)          (51,295)              5,605           (600,129)
NET ASSETS:
   Beginning of year                                     7,993,478           109,318                  --          1,735,592
                                                       -----------          --------             -------         ----------
   End of year                                         $ 4,059,451          $ 58,023             $ 5,605         $1,135,463
                                                       ===========          ========             =======         ==========

                            See accompanying notes.

                                   VL-R - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                                                                                PIMCO VIT
                                                                                                               Global Bond
                                                           Oppenheimer     Oppenheimer        PIMCO VIT         Portfolio
                                                        Global Securities  High Income   CommodityRealReturn   (Unhedged) -
                                                         Fund/VA - Non-   Fund/VA - Non- Strategy Portfolio - Administrative
                                                         Service Shares   Service Shares Administrative Class     Class
                                                        ----------------- -------------- -------------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                             $    64,622       $   (122)       $   104,714         $ 1,890
  Net realized gain (loss) on investments                     (437,681)       (17,084)          (193,457)           (751)
  Capital gain distributions from mutual funds                  90,350             --            209,812           6,944
  Net change in unrealized appreciation (depreciation)
   of investments                                            1,742,564         20,793            468,267           3,316
                                                           -----------       --------        -----------         -------
Increase (decrease) in net assets resulting from
  operations                                                 1,459,855          3,587            589,336          11,399
                                                           -----------       --------        -----------         -------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                 856,756            684            211,842          18,108
  Net transfers from (to) other Divisions or fixed
   rate option                                                 (60,688)          (636)           809,428          18,642
  Internal rollovers                                             2,711             --                875              --
  Cost of insurance and other charges                         (531,582)        (3,796)          (123,677)         (9,367)
  Administrative charges                                       (44,377)            --            (10,580)           (905)
  Policy loans                                                 (85,300)           (44)           (27,945)             80
  Death benefits                                                (4,489)            --                 --              --
  Withdrawals                                                 (285,931)          (555)           (23,170)             --
                                                           -----------       --------        -----------         -------
Increase (decrease) in net assets resulting from
  principal transactions                                      (152,900)        (4,347)           836,773          26,558
                                                           -----------       --------        -----------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,306,955           (760)         1,426,109          37,957
NET ASSETS:
  Beginning of year                                          3,878,834         17,008          1,196,060          45,810
                                                           -----------       --------        -----------         -------
  End of year                                              $ 5,185,789       $ 16,248        $ 2,622,169         $83,767
                                                           ===========       ========        ===========         =======
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                             $    44,120       $  5,338        $    77,317         $   578
  Net realized gain (loss) on investments                     (116,731)       (17,506)          (149,488)           (135)
  Capital gain distributions from mutual funds                 358,068             --             16,187              --
  Net change in unrealized appreciation (depreciation)
   of investments                                           (2,932,995)       (54,153)          (976,685)         (1,936)
                                                           -----------       --------        -----------         -------
Increase (decrease) in net assets resulting from
  operations                                                (2,647,538)       (66,321)        (1,032,669)         (1,493)
                                                           -----------       --------        -----------         -------
PRINCIPAL TRANSACTIONS:
  Net premiums                                               1,010,679            968            304,145             280
  Net transfers from (to) other Divisions or fixed
   rate option                                                 183,775            368            505,634          49,423
  Internal rollovers                                             4,173             --                 --              --
  Cost of insurance and other charges                         (550,854)        (3,757)          (111,465)         (2,386)
  Administrative charges                                       (52,814)            --            (15,154)            (14)
  Policy loans                                                 (45,479)        (6,893)          (181,137)             --
  Death benefits                                               (12,495)            --                 --              --
  Withdrawals                                                 (399,602)       (10,292)           (18,952)             --
                                                           -----------       --------        -----------         -------
Increase (decrease) in net assets resulting from
  principal transactions                                       137,383        (19,606)           483,071          47,303
                                                           -----------       --------        -----------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (2,510,155)       (85,927)          (549,598)         45,810
NET ASSETS:
  Beginning of year                                          6,388,989        102,935          1,745,658              --
                                                           -----------       --------        -----------         -------
  End of year                                              $ 3,878,834       $ 17,008        $ 1,196,060         $45,810
                                                           ===========       ========        ===========         =======

                            See accompanying notes.

                                   VL-R - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                      Divisions
                                                        ---------------------------------------------------------------------
                                                          PIMCO VIT Real   PIMCO VIT Short-  PIMCO VIT Total
                                                        Return Portfolio - Term Portfolio - Return Portfolio -  Pioneer Fund
                                                          Administrative    Administrative    Administrative   VCT Portfolio -
                                                              Class             Class             Class            Class I
                                                        ------------------ ---------------- ------------------ ---------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                             $   322,004        $   69,823       $ 1,214,490       $    22,951
  Net realized gain (loss) on investments                     (142,856)          (18,586)          263,321          (117,693)
  Capital gain distributions from mutual funds                 514,518            45,212           875,467                --
  Net change in unrealized appreciation (depreciation)
   of investments                                            1,460,337           253,668           938,931           521,607
                                                           -----------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                 2,154,003           350,117         3,292,209           426,865
                                                           -----------        ----------       -----------       -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                               1,554,326           583,699         2,167,449           178,183
  Net transfers from (to) other Divisions or fixed
   rate option                                                (354,826)          363,467         3,334,178          (205,350)
  Internal rollovers                                               635               486             1,866                --
  Cost of insurance and other charges                       (1,322,920)         (624,439)       (1,729,110)         (179,966)
  Administrative charges                                       (79,268)          (29,431)         (111,819)           (6,125)
  Policy loans                                                (286,161)         (211,191)         (287,929)          (17,788)
  Death benefits                                               (61,064)           (6,220)         (136,134)           (1,134)
  Withdrawals                                                 (851,970)         (564,554)       (1,480,392)         (143,077)
                                                           -----------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                    (1,401,248)         (488,183)        1,758,109          (375,257)
                                                           -----------        ----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        752,755          (138,066)        5,050,318            51,608
NET ASSETS:
  Beginning of year                                         13,013,491         5,178,610        23,833,765         2,033,717
                                                           -----------        ----------       -----------       -----------
  End of year                                              $13,766,246        $5,040,544       $28,884,083       $ 2,085,325
                                                           ===========        ==========       ===========       ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                             $   410,752        $  163,915       $   981,508       $    30,793
  Net realized gain (loss) on investments                        8,145           (28,453)          124,494            19,135
  Capital gain distributions from mutual funds                  20,115                --           496,299           111,952
  Net change in unrealized appreciation (depreciation)
   of investments                                           (1,566,914)         (189,054)         (573,045)       (1,264,224)
                                                           -----------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  operations                                                (1,127,902)          (53,592)        1,029,256        (1,102,344)
                                                           -----------        ----------       -----------       -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                               2,675,244           735,097         3,083,931           221,590
  Net transfers from (to) other Divisions or fixed
   rate option                                                 327,489          (179,126)       (1,206,181)          (10,177)
  Internal rollovers                                             2,314             7,294             3,413                --
  Cost of insurance and other charges                       (1,442,692)         (630,744)       (1,630,139)         (210,982)
  Administrative charges                                      (145,302)          (37,619)         (162,832)           (7,562)
  Policy loans                                                (102,025)          (14,919)       (1,407,521)          (21,174)
  Death benefits                                               (10,123)          (11,207)          (10,493)           (6,486)
  Withdrawals                                               (1,108,712)         (281,439)       (2,177,135)          (98,672)
                                                           -----------        ----------       -----------       -----------
Increase (decrease) in net assets resulting from
  principal transactions                                       196,193          (412,663)       (3,506,957)         (133,463)
                                                           -----------        ----------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (931,709)         (466,255)       (2,477,701)       (1,235,807)
NET ASSETS:
  Beginning of year                                         13,945,200         5,644,865        26,311,466         3,269,524
                                                           -----------        ----------       -----------       -----------
  End of year                                              $13,013,491        $5,178,610       $23,833,765       $ 2,033,717
                                                           ===========        ==========       ===========       ===========

                            See accompanying notes.

                                   VL-R - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                       Divisions
                                                        -----------------------------------------------------------------------
                                                                                                                     Putnam VT
                                                          Pioneer Growth      Pioneer Mid Cap       Putnam VT       Growth and
                                                         Opportunities VCT       Value VCT      Diversified Income Income Fund -
                                                        Portfolio - Class I Portfolio - Class I  Fund - Class IB     Class IB
                                                        ------------------- ------------------- ------------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                              $   (17,315)         $   3,328         $   344,404      $   191,179
  Net realized gain (loss) on investments                      (355,560)           (39,526)           (329,810)      (1,306,588)
  Capital gain distributions from mutual funds                       --                 --                  --               --
  Net change in unrealized appreciation (depreciation)
   of investments                                             1,329,786            130,476           2,352,861        3,444,298
                                                            -----------          ---------         -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                    956,911             94,278           2,367,455        2,328,889
                                                            -----------          ---------         -----------      -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                  321,745            127,519             352,906        1,277,624
  Net transfers from (to) other Divisions or fixed
   rate option                                                  (45,746)            30,540            (128,472)        (344,042)
  Internal rollovers                                                 --                635                 785               --
  Cost of insurance and other charges                          (336,452)           (51,636)           (426,104)      (1,040,640)
  Administrative charges                                        (12,201)            (6,307)            (17,891)         (60,309)
  Policy loans                                                 (107,977)            (4,497)            (14,846)        (102,256)
  Death benefits                                                 (4,691)                --              (7,001)         (23,475)
  Withdrawals                                                  (252,307)            (5,213)           (182,088)        (770,651)
                                                            -----------          ---------         -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                       (437,629)            91,041            (422,711)      (1,063,749)
                                                            -----------          ---------         -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         519,282            185,319           1,944,744        1,265,140
NET ASSETS:
  Beginning of year                                           2,407,791            325,554           4,479,144        8,781,310
                                                            -----------          ---------         -----------      -----------
  End of year                                               $ 2,927,073          $ 510,873         $ 6,423,888      $10,046,450
                                                            ===========          =========         ===========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                              $   (23,469)         $   1,026         $   360,250      $   184,862
  Net realized gain (loss) on investments                      (223,883)            (9,881)           (215,886)        (876,560)
  Capital gain distributions from mutual funds                  319,201             20,927                  --        2,254,045
  Net change in unrealized appreciation (depreciation)
   of investments                                            (1,496,976)          (124,020)         (2,256,786)      (7,397,365)
                                                            -----------          ---------         -----------      -----------
Increase (decrease) in net assets resulting from
  operations                                                 (1,425,127)          (111,948)         (2,112,422)      (5,835,018)
                                                            -----------          ---------         -----------      -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                  423,217            116,110             589,791        1,824,126
  Net transfers from (to) other Divisions or fixed
   rate option                                                 (184,968)           145,121            (461,297)        (402,663)
  Internal rollovers                                                 --                 --               3,895               66
  Cost of insurance and other charges                          (392,463)           (41,100)           (521,197)      (1,265,338)
  Administrative charges                                        (16,628)            (5,693)            (34,364)         (90,345)
  Policy loans                                                  (59,132)            (4,635)            (39,940)        (113,604)
  Death benefits                                                 (9,269)               302                 352           (8,477)
  Withdrawals                                                  (286,448)            (4,560)           (671,750)      (1,092,158)
                                                            -----------          ---------         -----------      -----------
Increase (decrease) in net assets resulting from
  principal transactions                                       (525,691)           205,545          (1,134,510)      (1,148,393)
                                                            -----------          ---------         -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (1,950,818)            93,597          (3,246,932)      (6,983,411)
NET ASSETS:
  Beginning of year                                           4,358,609            231,957           7,726,076       15,764,721
                                                            -----------          ---------         -----------      -----------
  End of year                                               $ 2,407,791          $ 325,554         $ 4,479,144      $ 8,781,310
                                                            ===========          =========         ===========      ===========

                            See accompanying notes.

                                   VL-R - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                  Divisions
                                                        ------------------------------------------------------------
                                                          Putnam VT
                                                        International
                                                         Growth and   Putnam VT Small                    Putnam VT
                                                        Income Fund - Cap Value Fund - Putnam VT Vista Voyager Fund -
                                                          Class IB        Class IB     Fund - Class IB    Class IB
                                                        ------------- ---------------- --------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                           $   (33,761)    $   2,176        $   (828)      $     244
  Net realized gain (loss) on investments                 (1,084,892)      (12,746)           (451)          3,509
  Capital gain distributions from mutual funds                    --            --              --              --
  Net change in unrealized appreciation (depreciation)
   of investments                                          2,261,945        71,111          38,284         125,031
                                                         -----------     ---------        --------       ---------
Increase (decrease) in net assets resulting from
  operations                                               1,143,292        60,541          37,005         128,784
                                                         -----------     ---------        --------       ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                               914,544         8,735           5,030           7,649
  Net transfers from (to) other Divisions or fixed
   rate option                                              (382,509)        3,714          (1,537)        (17,771)
  Internal rollovers                                             357            --              --              --
  Cost of insurance and other charges                       (705,583)      (14,927)         (2,944)        (15,382)
  Administrative charges                                     (41,767)         (159)             --              --
  Policy loans                                               (86,240)         (109)            639             643
  Death benefits                                             (47,721)       (4,226)             --          (3,154)
  Withdrawals                                               (268,600)       (6,942)           (174)         (5,840)
                                                         -----------     ---------        --------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                    (617,519)      (13,914)          1,014         (33,855)
                                                         -----------     ---------        --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      525,773        46,627          38,019          94,929
NET ASSETS:
  Beginning of year                                        5,049,681       200,714          98,428         216,020
                                                         -----------     ---------        --------       ---------
  End of year                                            $ 5,575,454     $ 247,341        $136,447       $ 310,949
                                                         ===========     =========        ========       =========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                           $    90,569     $   1,965        $ (1,109)      $  (2,343)
  Net realized gain (loss) on investments                   (218,416)      (19,722)            781           3,425
  Capital gain distributions from mutual funds             1,608,775        70,459              --              --
  Net change in unrealized appreciation (depreciation)
   of investments                                         (5,954,792)     (192,818)        (82,651)       (142,238)
                                                         -----------     ---------        --------       ---------
Increase (decrease) in net assets resulting from
  operations                                              (4,473,864)     (140,116)        (82,979)       (141,156)
                                                         -----------     ---------        --------       ---------
PRINCIPAL TRANSACTIONS:
  Net premiums                                             1,205,929         7,774           5,161           7,780
  Net transfers from (to) other Divisions or fixed
   rate option                                              (273,392)       12,365             (70)        (15,203)
  Internal rollovers                                           2,740            --              --              --
  Cost of insurance and other charges                       (783,511)      (11,397)         (2,749)        (18,709)
  Administrative charges                                     (57,329)           --              --              --
  Policy loans                                               (56,410)         (527)           (936)           (993)
  Death benefits                                             (20,627)           --              --              --
  Withdrawals                                               (465,526)       (2,245)             --          (7,250)
                                                         -----------     ---------        --------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                    (448,126)        5,970           1,406         (34,375)
                                                         -----------     ---------        --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (4,921,990)     (134,146)        (81,573)       (175,531)
NET ASSETS:
  Beginning of year                                        9,971,671       334,860         180,001         391,551
                                                         -----------     ---------        --------       ---------
  End of year                                            $ 5,049,681     $ 200,714        $ 98,428       $ 216,020
                                                         ===========     =========        ========       =========

                            See accompanying notes.

                                   VL-R - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                    Divisions
                                                   ---------------------------------------------------------------------------
                                                       SunAmerica
                                                       Aggressive         SunAmerica        UIF Capital       UIF High Yield
                                                   Growth Portfolio - Balanced Portfolio Growth Portfolio - Portfolio - Class I
                                                        Class 1           - Class 1        Class I Shares         Shares
                                                   ------------------ ------------------ ------------------ -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                         $   (3,846)        $   33,696        $   (16,169)        $  129,826
  Net realized gain (loss) on investments                (172,059)           (35,322)            40,648           (129,776)
  Capital gain distributions from mutual funds                 --                 --                 --                 --
  Net change in unrealized appreciation
   (depreciation) of investments                          368,243            254,398          1,159,868            549,698
                                                       ----------         ----------        -----------         ----------
Increase (decrease) in net assets resulting from
  operations                                              192,338            252,772          1,184,347            549,748
                                                       ----------         ----------        -----------         ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            204,726            261,453            322,558            174,356
  Net transfers from (to) other Divisions or
   fixed rate option                                     (261,157)           (21,042)          (236,599)          (138,125)
  Internal rollovers                                           --                 --                 --                 --
  Cost of insurance and other charges                    (134,010)          (170,049)          (305,590)          (112,205)
  Administrative charges                                  (10,216)           (13,082)           (10,882)            (7,271)
  Policy loans                                            (52,692)            (3,630)           (22,364)           (11,584)
  Death benefits                                           (2,682)              (271)           (14,970)           (36,627)
  Withdrawals                                             (27,410)           (41,708)          (317,622)           (89,063)
                                                       ----------         ----------        -----------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                 (283,441)            11,671           (585,469)          (220,519)
                                                       ----------         ----------        -----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (91,103)           264,443            598,878            329,229
NET ASSETS:
  Beginning of year                                       847,954          1,099,120          2,073,016          1,414,824
                                                       ----------         ----------        -----------         ----------
  End of year                                          $  756,851         $1,363,563        $ 2,671,894         $1,744,053
                                                       ==========         ==========        ===========         ==========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                         $     (311)        $   37,392        $   (17,529)        $  145,721
  Net realized gain (loss) on investments                 (42,791)            (8,465)            89,381            (47,871)
  Capital gain distributions from mutual funds                 --                 --                 --                 --
  Net change in unrealized appreciation
   (depreciation) of investments                         (516,105)          (425,915)        (2,153,139)          (525,826)
                                                       ----------         ----------        -----------         ----------
Increase (decrease) in net assets resulting from
  operations                                             (559,207)          (396,988)        (2,081,287)          (427,976)
                                                       ----------         ----------        -----------         ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                            221,601            322,779            413,209            191,724
  Net transfers from (to) other Divisions or
   fixed rate option                                      256,312             36,555             23,017            (19,168)
  Internal rollovers                                           --                822                 --                 --
  Cost of insurance and other charges                    (149,664)          (190,196)          (348,784)          (135,168)
  Administrative charges                                  (11,080)           (16,218)           (14,612)            (7,912)
  Policy loans                                              6,983             (3,818)           (27,315)           (16,174)
  Death benefits                                               --             (5,030)           (14,243)              (294)
  Withdrawals                                             (31,538)           (75,300)          (251,610)           (92,609)
                                                       ----------         ----------        -----------         ----------
Increase (decrease) in net assets resulting from
  principal transactions                                  292,614             69,594           (220,338)           (79,601)
                                                       ----------         ----------        -----------         ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (266,593)          (327,394)        (2,301,625)          (507,577)
NET ASSETS:
  Beginning of year                                     1,114,547          1,426,514          4,374,641          1,922,401
                                                       ----------         ----------        -----------         ----------
  End of year                                          $  847,954         $1,099,120        $ 2,073,016         $1,414,824
                                                       ==========         ==========        ===========         ==========

                            See accompanying notes.

                                   VL-R - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                   Divisions
                                                        ---------------------------------------------------------------
                                                        VALIC Company I VALIC Company I VALIC Company I VALIC Company I
                                                         International   Mid Cap Index  Money Market I  Nasdaq-100 Index
                                                         Equities Fund       Fund            Fund             Fund
                                                        --------------- --------------- --------------- ----------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                            $    56,622     $   110,408     $   (95,532)    $   (11,183)
  Net realized gain (loss) on investments                    (388,408)       (895,042)             --          59,333
  Capital gain distributions from mutual funds                     --         266,391              --              --
  Net change in unrealized appreciation (depreciation)
   of investments                                           1,086,638       4,043,778              --       1,099,538
                                                          -----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                                  754,852       3,525,535         (95,532)      1,147,688
                                                          -----------     -----------     -----------     -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                387,097       1,404,325       5,906,505         475,324
  Net transfers from (to) other Divisions or fixed
   rate option                                                302,092        (693,267)     (1,225,548)        (49,600)
  Internal rollovers                                               --             808         425,946              --
  Cost of insurance and other charges                        (254,112)     (1,122,517)     (3,289,904)       (286,989)
  Administrative charges                                      (18,340)        (62,957)       (273,948)        (21,558)
  Policy loans                                                (71,818)       (307,827)       (994,899)       (136,869)
  Death benefits                                              (16,254)        (35,109)         46,459          (5,223)
  Withdrawals                                                (174,238)       (649,829)     (6,005,700)       (155,406)
                                                          -----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      154,427      (1,466,373)     (5,411,089)       (180,321)
                                                          -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       909,279       2,059,162      (5,506,621)        967,367
NET ASSETS:
  Beginning of year                                         2,253,140      10,459,279      29,748,445       2,391,443
                                                          -----------     -----------     -----------     -----------
  End of year                                             $ 3,162,419     $12,518,441     $24,241,824     $ 3,358,810
                                                          ===========     ===========     ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                            $    81,163     $    87,100     $   487,895     $   (13,159)
  Net realized gain (loss) on investments                      82,887         294,254              --         (21,802)
  Capital gain distributions from mutual funds                350,932       1,356,509              --          38,802
  Net change in unrealized appreciation (depreciation)
   of investments                                          (2,215,275)     (8,157,862)             --      (1,568,468)
                                                          -----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from
  operations                                               (1,700,293)     (6,419,999)        487,895      (1,564,627)
                                                          -----------     -----------     -----------     -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                447,264       1,988,486      14,611,023         585,232
  Net transfers from (to) other Divisions or fixed
   rate option                                                137,390        (664,351)     (8,336,448)        264,804
  Internal rollovers                                              930           3,217       1,076,689             822
  Cost of insurance and other charges                        (255,404)     (1,296,038)     (3,560,344)       (318,232)
  Administrative charges                                      (20,935)        (87,507)       (718,235)        (27,782)
  Policy loans                                                (12,400)       (176,286)     (1,562,939)        (50,182)
  Death benefits                                                 (577)       (126,203)        (44,620)             --
  Withdrawals                                                (173,113)       (727,586)     (3,345,545)       (111,167)
                                                          -----------     -----------     -----------     -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      123,155      (1,086,268)     (1,880,419)        343,495
                                                          -----------     -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (1,577,138)     (7,506,267)     (1,392,524)     (1,221,132)
NET ASSETS:
  Beginning of year                                         3,830,278      17,965,546      31,140,969       3,612,575
                                                          -----------     -----------     -----------     -----------
  End of year                                             $ 2,253,140     $10,459,279     $29,748,445     $ 2,391,443
                                                          ===========     ===========     ===========     ===========

                            See accompanying notes.

                                   VL-R - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                     Divisions
                                                        -------------------------------------------------------------------
                                                        VALIC Company I VALIC Company I                    Van Kampen LIT
                                                           Science &    Small Cap Index VALIC Company I    Capital Growth
                                                        Technology Fund      Fund       Stock Index Fund Portfolio - Class I
                                                        --------------- --------------- ---------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                            $   (5,916)     $    50,747     $    320,096        $   (195)
  Net realized gain (loss) on investments                    (56,321)        (641,775)      (2,493,308)          1,751
  Capital gain distributions from mutual funds                    --          123,527          601,252              --
  Net change in unrealized appreciation (depreciation)
   of investments                                            569,243        1,647,646        6,012,085          13,848
                                                          ----------      -----------     ------------        --------
Increase (decrease) in net assets resulting from
  operations                                                 507,006        1,180,145        4,440,125          15,404
                                                          ----------      -----------     ------------        --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                               162,960          744,371        2,215,067             915
  Net transfers from (to) other Divisions or fixed
   rate option                                                23,328            8,187         (436,222)         (5,058)
  Internal rollovers                                              --              796              984              --
  Cost of insurance and other charges                       (110,716)        (452,316)      (2,138,286)         (2,376)
  Administrative charges                                      (7,910)         (36,050)         (97,183)             --
  Policy loans                                               (20,436)        (133,246)        (458,798)          1,705
  Death benefits                                             (35,091)          (1,448)         (92,226)             --
  Withdrawals                                                (87,575)        (270,521)      (1,032,390)             --
                                                          ----------      -----------     ------------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                     (75,440)        (140,227)      (2,039,054)         (4,814)
                                                          ----------      -----------     ------------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      431,566        1,039,918        2,401,071          10,590
NET ASSETS:
  Beginning of year                                          821,958        4,265,057       18,612,241          23,975
                                                          ----------      -----------     ------------        --------
  End of year                                             $1,253,524      $ 5,304,975     $ 21,013,312        $ 34,565
                                                          ==========      ===========     ============        ========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                            $   (8,843)     $    53,904     $    399,752        $    (94)
  Net realized gain (loss) on investments                     (2,447)        (100,413)         358,917           1,726
  Capital gain distributions from mutual funds                    --          392,360        2,621,347              --
  Net change in unrealized appreciation (depreciation)
   of investments                                           (740,425)      (2,706,024)     (15,128,540)        (25,852)
                                                          ----------      -----------     ------------        --------
Increase (decrease) in net assets resulting from
  operations                                                (751,715)      (2,360,173)     (11,748,524)        (24,220)
                                                          ----------      -----------     ------------        --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                               186,586        1,140,418        2,848,930           1,256
  Net transfers from (to) other Divisions or fixed
   rate option                                               (16,665)        (410,419)        (242,706)            (35)
  Internal rollovers                                              --            2,339              955              --
  Cost of insurance and other charges                       (114,510)        (518,386)      (2,599,159)         (2,058)
  Administrative charges                                      (9,186)         (58,359)        (126,918)             --
  Policy loans                                               (24,046)         (70,688)        (423,040)         (2,844)
  Death benefits                                                  --           (1,965)        (160,729)             --
  Withdrawals                                                (35,646)        (249,282)      (2,066,625)             --
                                                          ----------      -----------     ------------        --------
Increase (decrease) in net assets resulting from
  principal transactions                                     (13,467)        (166,342)      (2,769,292)         (3,681)
                                                          ----------      -----------     ------------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (765,182)      (2,526,515)     (14,517,816)        (27,901)
NET ASSETS:
  Beginning of year                                        1,587,140        6,791,572       33,130,057          51,876
                                                          ----------      -----------     ------------        --------
  End of year                                             $  821,958      $ 4,265,057     $ 18,612,241        $ 23,975
                                                          ==========      ===========     ============        ========

                            See accompanying notes.

                                   VL-R - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                     Divisions
                                                        ------------------------------------------------------------------
                                                                              Van Kampen LIT
                                                          Van Kampen LIT        Growth and      Vanguard VIF   Vanguard VIF
                                                            Government      Income Portfolio - High Yield Bond  REIT Index
                                                        Portfolio - Class I      Class I          Portfolio     Portfolio
                                                        ------------------- ------------------ --------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
  Net investment income (loss)                               $  7,340          $   289,362       $   388,089   $   377,056
  Net realized gain (loss) on investments                      (2,861)            (609,259)         (395,144)   (3,320,050)
  Capital gain distributions from mutual funds                     --                   --                --       583,095
  Net change in unrealized appreciation (depreciation)
   of investments                                              (4,439)           2,218,239         1,734,519     4,908,978
                                                             --------          -----------       -----------   -----------
Increase (decrease) in net assets resulting from
  operations                                                       40            1,898,342         1,727,464     2,549,079
                                                             --------          -----------       -----------   -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                  1,225            1,022,081         1,135,396     1,792,410
  Net transfers from (to) other Divisions or fixed
   rate option                                                 (4,993)             (26,156)          295,436       (89,891)
  Internal rollovers                                               --                  384             4,212         1,195
  Cost of insurance and other charges                         (10,197)            (730,665)         (611,419)   (1,177,506)
  Administrative charges                                           --              (49,374)          (57,546)      (88,585)
  Policy loans                                                    995             (285,540)         (155,415)     (137,655)
  Death benefits                                              (20,666)            (104,547)          (13,188)      (67,307)
  Withdrawals                                                  (6,917)            (335,036)         (472,803)     (526,184)
                                                             --------          -----------       -----------   -----------
Increase (decrease) in net assets resulting from
  principal transactions                                      (40,553)            (508,853)          124,673      (293,523)
                                                             --------          -----------       -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (40,513)           1,389,489         1,852,137     2,255,556
NET ASSETS:
  Beginning of year                                           136,774            8,135,935         4,498,847     9,041,687
                                                             --------          -----------       -----------   -----------
  End of year                                                $ 96,261          $ 9,525,424       $ 6,350,984   $11,297,243
                                                             ========          ===========       ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
  Net investment income (loss)                               $  4,407          $   146,017       $   408,772   $   369,658
  Net realized gain (loss) on investments                        (925)            (169,292)         (217,260)   (2,047,691)
  Capital gain distributions from mutual funds                     --              367,802                --     4,701,548
  Net change in unrealized appreciation (depreciation)
   of investments                                              (2,067)          (4,333,419)       (1,501,461)   (7,936,700)
                                                             --------          -----------       -----------   -----------
Increase (decrease) in net assets resulting from
  operations                                                    1,415           (3,988,892)       (1,309,949)   (4,913,185)
                                                             --------          -----------       -----------   -----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                  1,445            1,192,700           965,544     2,272,379
  Net transfers from (to) other Divisions or fixed
   rate option                                                 26,299              105,265          (130,179)     (855,768)
  Internal rollovers                                               --                4,370             3,432         3,214
  Cost of insurance and other charges                          (6,159)            (781,671)         (620,843)   (1,387,845)
  Administrative charges                                           --              (58,005)          (49,217)     (113,326)
  Policy loans                                                 (6,550)            (355,605)          (67,467)     (356,298)
  Death benefits                                                   --               (9,500)          (36,150)      (18,122)
  Withdrawals                                                  (7,273)            (492,752)         (189,586)     (470,023)
                                                             --------          -----------       -----------   -----------
Increase (decrease) in net assets resulting from
  principal transactions                                        7,762             (395,198)         (124,466)     (925,789)
                                                             --------          -----------       -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         9,177           (4,384,090)       (1,434,415)   (5,838,974)
NET ASSETS:
  Beginning of year                                           127,597           12,520,025         5,933,262    14,880,661
                                                             --------          -----------       -----------   -----------
  End of year                                                $136,774          $ 8,135,935       $ 4,498,847   $ 9,041,687
                                                             ========          ===========       ===========   ===========

                            See accompanying notes.

                                   VL-R - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account VL-R (the "Separate Account") was established by resolution of the Board of Directors of American General Life Insurance Company (the "Company") on May 6, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate
Account: AG Legacy Plus, Corporate America, Legacy Plus, Platinum Investor I, Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, Platinum Investor Survivor, Platinum Investor Survivor II, Platinum Investor VIP, The One VUL Solution, AG Corporate Investor, AG Income Advantage VUL, Income Advantage Select, Protection Advantage Select, Survivor Advantage, and Corporate Investor Select. Of the products listed, Income Advantage Select, Protection Advantage Select, Corporate Investor Select, and Survivor Advantage are offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
                   AIM V.I. Core Equity Fund - Series I (2)
                  AIM V.I. Global Real Estate Fund - Series I
                 AIM V.I. International Growth Fund - Series I

                     THE ALGER PORTFOLIOS ("ALGER"): (15)
         Alger Capital Appreciation Portfolio - Class I-2 Shares (16)
            Alger Mid Cap Growth Portfolio - Class I-2 Shares (17)

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
                   American Century VP Value Fund - Class I

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                Credit Suisse U.S. Equity Flex I Portfolio (11)

                 DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP"):
            Dreyfus IP MidCap Stock Portfolio - Initial Shares (2)

               DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF"):
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares (2)
          Dreyfus VIF International Value Portfolio - Initial Shares
            Dreyfus VIF Quality Bond Portfolio - Initial Shares (2)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
         Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2
           Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2
              Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
     Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
          Franklin Templeton Franklin U.S. Government Fund - Class 2
          Franklin Templeton Mutual Shares Securities Fund - Class 2
        Franklin Templeton Templeton Foreign Securities Fund - Class 2

                                   VL-R - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
       Goldman Sachs VIT Capital Growth Fund - Institutional Shares (1)

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
            Janus Aspen Enterprise Portfolio - Service Shares (12)
                 Janus Aspen Forty Portfolio - Service Shares
             Janus Aspen Overseas Portfolio - Service Shares (13)
           Janus Aspen Worldwide Portfolio - Service Shares (2) (14)

                           JPMORGAN INSURANCE TRUST:
          JPMorgan Insurance Trust Core Bond Portfolio - Class 1 (6)
       JPMorgan Insurance Trust Government Bond Portfolio - Class 1 (6)
     JPMorgan Insurance Trust International Equity Portfolio - Class 1 (7)
      JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 (2) (8)
        JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (9)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
                   JPMorgan Mid Cap Value Portfolio (2) (8)

              MFS(R) VARIABLE INSURANCE TRUST/SM /("MFS(R) VIT"):
               MFS(R) VIT Core Equity Series - Initial Class (2)
               MFS(R) VIT Growth Series - Initial Class (2) (3)
                MFS(R) VIT New Discovery Series - Initial Class
                  MFS(R) VIT Research Series - Initial Class
                MFS(R) VIT Total Return Series - Initial Class

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
            Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
               Neuberger Berman AMT Partners Portfolio - Class I
         Neuberger Berman AMT Socially Responsive Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
               Oppenheimer Balanced Fund/VA - Non-Service Shares
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer High Income Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
       PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
            PIMCO VIT Real Return Portfolio - Administrative Class
             PIMCO VIT Short-Term Portfolio - Administrative Class
            PIMCO VIT Total Return Portfolio - Administrative Class

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
                     Pioneer Fund VCT Portfolio - Class I
             Pioneer Growth Opportunities VCT Portfolio - Class I
                 Pioneer Mid Cap Value VCT Portfolio - Class I

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
                 Putnam VT Diversified Income Fund - Class IB
                Putnam VT Growth and Income Fund - Class IB (2)
           Putnam VT International Growth and Income Fund - Class IB
                   Putnam VT Small Cap Value Fund - Class IB
                        Putnam VT Vista Fund - Class IB
                       Putnam VT Voyager Fund - Class IB

                                   VL-R - 26

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
               SunAmerica Aggressive Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Capital Growth Portfolio - Class I Shares (2) (4)
                 UIF High Yield Portfolio - Class I Shares (2)

                             VALIC COMPANY I: (10)
               VALIC Company I International Equities Fund (10)
                    VALIC Company I Mid Cap Index Fund (10)
                   VALIC Company I Money Market I Fund (10)
                 VALIC Company I Nasdaq-100(R) Index Fund (10)
                VALIC Company I Science & Technology Fund (10)
                   VALIC Company I Small Cap Index Fund (10)
                     VALIC Company I Stock Index Fund (10)

             VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN LIT"):
             Van Kampen LIT Capital Growth Portfolio - Class I (5)
                 Van Kampen LIT Government Portfolio - Class I
             Van Kampen LIT Growth and Income Portfolio - Class I

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                   Vanguard(R) VIF High Yield Bond Portfolio
                     Vanguard(R) VIF REIT Index Portfolio

(1) Effective May 1, 2003, Goldman Sachs VIT Capital Growth Fund - Institutional Shares is not available for new investments in existing policies.

(2) Effective May 1, 2006, this division is no longer offered as an investment option for applicable policies with an issue date of May 1, 2006 or later. This restriction is not applicable to Platinum Investor I, Platinum Investor Survivor and Corporate America policies.

(3) Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

(4) Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(5) Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

(6) Effective April 24, 2009, JPMorgan Insurance Trust Government Bond Portfolio - Class 1 was acquired by JPMorgan Insurance Trust Core Bond Portfolio - Class 1.

(7) Effective April 24, 2009, JPMorgan International Equity Portfolio was acquired by JPMorgan Insurance Trust International Equity Portfolio - Class 1.

(8) Effective April 24, 2009, JPMorgan Mid Cap Value Portfolio was acquired by JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1.

(9) Effective April 24, 2009, JPMorgan Small Company Portfolio was acquired by JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.

(10)Effective May 1, 2009, AIG Retirement Company I changed its name to VALIC Company I. Previously, effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.

(11)Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.

(12)Effective May 1, 2009, Janus Aspen Mid Cap Growth Portfolio - Service Shares changed its name to Janus Aspen Enterprise Portfolio - Service Shares.

                                   VL-R - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(13)Effective May 1, 2009, Janus Aspen International Growth Portfolio - Service Shares changed its name to Janus Aspen Overseas Portfolio - Service Shares.

(14)Effective May 1, 2009, Janus Aspen Worldwide Growth Portfolio - Service Shares changed its name to Janus Aspen Worldwide Portfolio - Service Shares.

(15)Effective September 23, 2009, The Alger American Fund changed its name to The Alger Portfolios.

(16)Effective September 23, 2009, Alger American Capital Appreciation Portfolio
    - Class O Shares changed its name to Alger Capital Appreciation Portfolio - Class I-2 Shares. Previously, effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

(17)Effective September 23, 2009, Alger American MidCap Growth Portfolio - Class O Shares changed its name to Alger Mid Cap Growth Portfolio - Class I-2 Shares.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In June 2009, the FASB issued the FASB Accounting Standards Codification (Codification). The Codification will become the single source for all authoritative GAAP recognized by the FASB to be applied for financial statements issued for periods ending after September 15, 2009. The Codification does not change GAAP and will not have an affect on the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets.

FAIR VALUE MEASUREMENTS - In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008, its required effective date. Since that date, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

                                   VL-R - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2009 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share as determined by the Funds. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is presented. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2009.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

INTERNAL ROLLOVERS - A policy owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by the Company. Internal rollovers are included in the Statement of Changes in Net Assets under principal transactions.

NOTE C - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. For AG Corporate Investor, Corporate America, and Corporate Investor Select policies, the Company deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services the Company performs and a premium tax that is applicable to the Company in the state or other jurisdiction of the policy owner. A summary of premium expense charges for AG Corporate Investor, Corporate America, and Corporate Investor Select policies follows:

                                   VL-R - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

POLICIES                            PREMIUM EXPENSE
--------                            ----------------------------------------------------------------
AG Corporate Investor               4% up to the "target premium" and 5% on any premium
                                    amounts in excess of the "target premium" for policy years 1-3.
                                    9% up to the "target premium" and 5% on any premium
                                    amounts in excess of the "target premium" for policy years 4-7.
                                    5% of all premium payments in policy years 8 and thereafter.

Corporate America                   9% up to the "target premium" and 5% on any premium
                                    amounts in excess of the "target premium" for policy years 1-7.
                                    5% of all premium payments in policy years 8 and thereafter.

Corporate Investor Select           4% up to the "target premium" and 5% on any premium
                                    amounts in excess of the "target premium" for policy years 1-3.
                                    9% up to the "target premium" and 5% on any premium
                                    amounts in excess of the "target premium" for policy years 4-7.
                                    5% of all premium payments in policy years 8 and thereafter.

The "target premium" is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

For other policies offered through the Separate Account (except for AG Corporate Investor, Corporate America, Corporate Investor Select, AG Legacy Plus, and Legacy Plus), the following premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account.

        POLICIES                        CURRENT PREMIUM EXPENSE CHARGE
        --------                        ------------------------------
        AG Income Advantage VUL                     5.00%
        Income Advantage Select                     5.00%
        Platinum Investor I and II                  2.50%
        Platinum Investor III                       5.00%
        Platinum Investor IV                        5.00%
        Platinum Investor FlexDirector              5.00%
        Platinum Investor PLUS                      5.00%
        Platinum Investor Survivor                  6.50%
        Platinum Investor Survivor II               5.00%
        Platinum Investor VIP                       5.00%
        Protection Advantage Select                 5.00%
        Survivor Advantage                          5.00%

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of these charges by policy follows:

                                MORTALITY AND EXPENSE RISK FIRST REDUCTION IN MORTALITY  SECOND REDUCTION IN MORTALITY
                                AND ADMINISTRATIVE CHARGES    AND EXPENSE RISK AND           AND EXPENSE RISK AND
POLICIES                           MAXIMUM ANNUAL RATE     ADMINISTRATIVE CHARGES RATE   ADMINISTRATIVE CHARGES RATE
--------                        -------------------------- ----------------------------- -----------------------------
AG Corporate Investor                      0.65%           0.25% after 10th policy year  0.25% after 20th policy year
AG Income Advantage VUL                    0.70%           0.35% after 10th policy year  0.20% after 20th policy year
AG Legacy Plus                             0.90%           0.25% after 10th policy year  0.25% after 20th policy year
Corporate America                          0.35%           0.10% after 10th policy year  0.10% after 20th policy year
Corporate America (reduced
  surrender charge)                        0.65%           0.25% after 10th policy year  0.25% after 20th policy year
Corporate Investor Select                  0.65%           0.25% after 10th policy year  0.25% after 20th policy year
Income Advantage Select                    0.70%           0.35% after 10th policy year  0.20% after 20th policy year
Legacy Plus                                0.75%           0.25% after 10th policy year  0.25% after 20th policy year
Platinum Investor I and II                 0.75%           0.25% after 10th policy year  0.25% after 20th policy year
Platinum Investor III                      0.70%           0.25% after 10th policy year  0.35% after 20th policy year
Platinum Investor IV                       0.70%           0.35% after 10th policy year  0.25% after 20th policy year
Platinum Investor FlexDirector             0.70%           0.25% after 10th policy year  0.35% after 20th policy year
Platinum Investor PLUS                     0.70%           0.25% after 10th policy year  0.35% after 20th policy year
Platinum Investor Survivor                 0.40%           0.20% after 10th policy year  0.10% after 30th policy year
Platinum Investor Survivor II              0.75%           0.25% after 15th policy year  0.35% after 30th policy year
Platinum Investor VIP                      0.70%           0.35% after 10th policy year  0.20% after 20th policy year
Protection Advantage Select                0.70%           0.35% after 10th policy year  0.20% after 20th policy year
Survivor Advantage                         0.70%           0.35% after 10th policy year  0.20% after 20th policy year

                                   VL-R - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE C - POLICY CHARGES - CONTINUED

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER CHARGE - Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option and are equivalent, on an annual basis, to 0.75% of the value of the policy, which may be increased to a maximum of 1.50%. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $12 for the monthly administration charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statement of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. For partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VL-R - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of    Proceeds
Divisions                                                                    Purchases  from Sales
---------                                                                   ----------- ----------
AIM V.I. Core Equity Fund - Series I                                        $   760,822 $1,810,973
AIM V.I. Global Real Estate Fund - Series I                                      15,986      1,705
AIM V.I. International Growth Fund - Series I                                 1,678,950  2,843,551
Alger Capital Appreciation Portfolio - Class I-2 Shares                         699,990    613,049
Alger Mid Cap Growth Portfolio - Class I-2 Shares                               524,976    595,447
American Century VP Value Fund - Class I                                      2,102,712  3,229,574
Credit Suisse U.S. Equity Flex I Portfolio                                      203,065    307,892
Dreyfus IP MidCap Stock Portfolio - Initial Shares                              344,136    721,721
Dreyfus VIF Developing Leaders Portfolio - Initial Shares                       466,666  1,208,761
Dreyfus VIF International Value Portfolio - Initial Shares                       38,020      9,160
Dreyfus VIF Quality Bond Portfolio - Initial Shares                           1,646,874  1,819,146
Fidelity VIP Asset Manager Portfolio - Service Class 2                        2,121,729  2,250,354
Fidelity VIP Contrafund Portfolio - Service Class 2                           3,609,499  6,669,507
Fidelity VIP Equity-Income Portfolio - Service Class 2                        1,894,335  3,258,823
Fidelity VIP Freedom 2020 Portfolio - Service Class 2                            73,840     37,336
Fidelity VIP Freedom 2025 Portfolio - Service Class 2                           124,108    442,393
Fidelity VIP Freedom 2030 Portfolio - Service Class 2                           210,071    125,890
Fidelity VIP Growth Portfolio - Service Class 2                               1,462,107  2,232,500
Fidelity VIP Mid Cap Portfolio - Service Class 2                              1,360,942  1,960,695
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2         1,362,660  1,518,483
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2        3,951     19,636
Franklin Templeton Franklin U.S. Government Fund - Class 2                    2,442,673  2,787,202
Franklin Templeton Mutual Shares Securities Fund - Class 2                    1,156,323  1,822,069
Franklin Templeton Templeton Foreign Securities Fund - Class 2                1,215,174  1,295,778
Goldman Sachs VIT Capital Growth Fund - Institutional Shares                     20,822    484,236
Janus Aspen Enterprise Portfolio - Service Shares                             1,171,656  1,802,394
Janus Aspen Forty Portfolio - Service Shares                                     77,030     24,469
Janus Aspen Overseas Portfolio - Service Shares                               2,946,071  3,503,207
Janus Aspen Worldwide Portfolio - Service Shares                                273,558    552,921
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                           57,225      6,072
JPMorgan Insurance Trust Government Bond Portfolio - Class 1                      8,510     33,864
JPMorgan Insurance Trust International Equity Portfolio - Class 1                44,939     18,647
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1                    1,623,060     97,881
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1                   1,332,244  1,558,651
JPMorgan Mid Cap Value Portfolio                                                 43,757  1,650,269
MFS VIT Core Equity Series - Initial Class                                      394,542    680,494
MFS VIT Growth Series - Initial Class                                           862,052  1,928,323
MFS VIT New Discovery Series - Initial Class                                    585,395    790,099
MFS VIT Research Series - Initial Class                                         568,768    427,632
MFS VIT Total Return Series - Initial Class                                      28,218     59,515
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                         601,256  1,207,378
Neuberger Berman AMT Partners Portfolio - Class I                                18,144     31,892
Neuberger Berman AMT Socially Responsive Portfolio - Class I                     15,379      5,522
Oppenheimer Balanced Fund/VA - Non-Service Shares                               278,489    296,709
Oppenheimer Global Securities Fund/VA - Non-Service Shares                      829,495    827,422
Oppenheimer High Income Fund/VA - Non-Service Shares                                 35      4,504
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class       1,434,122    282,825
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class                55,685     20,293
PIMCO VIT Real Return Portfolio - Administrative Class                        2,298,822  2,863,547
PIMCO VIT Short-Term Portfolio - Administrative Class                         1,331,473  1,704,622
PIMCO VIT Total Return Portfolio - Administrative Class                      10,332,341  6,484,273

                                   VL-R - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES - CONTINUED

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                             Cost of    Proceeds
Divisions                                                   Purchases  from Sales
---------                                                  ----------- -----------
Pioneer Fund VCT Portfolio - Class I                       $   165,442 $   517,748
Pioneer Growth Opportunities VCT Portfolio - Class I           283,546     738,490
Pioneer Mid Cap Value VCT Portfolio - Class I                  154,117      59,745
Putnam VT Diversified Income Fund - Class IB                   924,342   1,002,651
Putnam VT Growth and Income Fund - Class IB                    901,890   1,774,461
Putnam VT International Growth and Income Fund - Class IB      537,883   1,189,163
Putnam VT Small Cap Value Fund - Class IB                       18,369      30,108
Putnam VT Vista Fund - Class IB                                  5,124       4,938
Putnam VT Voyager Fund - Class IB                                8,623      42,234
SunAmerica Aggressive Growth Portfolio - Class 1               134,611     421,897
SunAmerica Balanced Portfolio - Class 1                        214,553     169,183
UIF Capital Growth Portfolio - Class I Shares                  174,717     776,354
UIF High Yield Portfolio - Class I Shares                      314,080     404,773
VALIC Company I International Equities Fund                    952,088     741,038
VALIC Company I Mid Cap Index Fund                           1,817,777   2,907,351
VALIC Company I Money Market I Fund                         21,210,850  26,717,471
VALIC Company I Nasdaq-100 Index Fund                          984,240   1,175,744
VALIC Company I Science & Technology Fund                      241,865     323,222
VALIC Company I Small Cap Index Fund                         1,116,179   1,082,133
VALIC Company I Stock Index Fund                             3,628,672   4,746,378
Van Kampen LIT Capital Growth Portfolio - Class I                1,792       6,802
Van Kampen LIT Government Portfolio - Class I                   10,976      44,188
Van Kampen LIT Growth and Income Portfolio - Class I         1,334,954   1,554,445
Vanguard VIF High Yield Bond Portfolio                       2,318,585   1,805,825
Vanguard VIF REIT Index Portfolio                            2,224,376   1,557,745

                                   VL-R - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2009.

                                                                  Net Asset Value Value of Shares Cost of Shares
Divisions                                                Shares      Per Share     at Fair Value       Held      Level (a)
---------                                               --------- --------------- --------------- -------------- ---------
AIM V.I. Core Equity Fund - Series I                      360,993     $24.92        $ 8,995,954    $ 8,957,974       1
AIM V.I. Global Real Estate Fund - Series I                 2,538      12.14             30,815         30,109       1
AIM V.I. International Growth Fund - Series I             393,060      26.01         10,223,491     10,173,149       1
Alger Capital Appreciation Portfolio - Class I-2 Shares    66,983      45.92          3,075,840      2,753,195       1
Alger Mid Cap Growth Portfolio - Class I-2 Shares         204,229      10.68          2,181,170      2,646,738       1
American Century VP Value Fund - Class I                2,365,634       5.28         12,490,550     15,676,346       1
Credit Suisse U.S. Equity Flex I Portfolio                110,285      12.47          1,375,257      1,540,456       1
Dreyfus IP MidCap Stock Portfolio - Initial Shares        310,710      10.46          3,250,021      4,453,291       1
Dreyfus VIF Developing Leaders Portfolio - Initial
  Shares                                                  274,291      23.49          6,443,102      9,539,717       1
Dreyfus VIF International Value Portfolio - Initial
  Shares                                                    7,840      10.92             85,613         72,453       1
Dreyfus VIF Quality Bond Portfolio - Initial Shares       740,442      11.08          8,204,097      8,100,688       1
Fidelity VIP Asset Manager Portfolio - Service Class 2    409,345      12.79          5,235,517      5,691,132       1
Fidelity VIP Contrafund Portfolio - Service Class 2     1,376,313      20.29         27,925,385     35,028,956       1
Fidelity VIP Equity-Income Portfolio - Service Class 2    867,692      16.57         14,377,658     18,915,848       1
Fidelity VIP Freedom 2020 Portfolio - Service Class 2      13,433       9.48            127,347        123,442       1
Fidelity VIP Freedom 2025 Portfolio - Service Class 2      24,802       9.27            229,912        229,368       1
Fidelity VIP Freedom 2030 Portfolio - Service Class 2      54,391       9.00            489,521        480,163       1
Fidelity VIP Growth Portfolio - Service Class 2           384,761      29.75         11,446,643     12,116,409       1
Fidelity VIP Mid Cap Portfolio - Service Class 2          295,028      25.10          7,405,205      8,168,820       1
Franklin Templeton Franklin Small Cap Value Securities
  Fund - Class 2                                          626,459      12.77          7,999,888      9,339,009       1
Franklin Templeton Franklin Small-Mid Cap Growth
  Securities Fund - Class 2                                 4,320      16.87             72,874         82,165       1
Franklin Templeton Franklin U.S. Government Fund -
  Class 2                                                 389,049      12.87          5,007,061      4,967,671       1
Franklin Templeton Mutual Shares Securities Fund -
  Class 2                                                 544,354      14.58          7,936,688      9,616,923       1
Franklin Templeton Templeton Foreign Securities Fund -
  Class 2                                                 499,783      13.45          6,722,082      7,682,099       1
Goldman Sachs VIT Capital Growth Fund - Institutional
  Shares                                                  481,508      10.89          5,243,622      4,616,417       1
Janus Aspen Enterprise Portfolio - Service Shares         118,984      29.90          3,557,636      3,164,322       1
Janus Aspen Forty Portfolio - Service Shares                6,392      33.17            212,012        174,478       1
Janus Aspen Overseas Portfolio - Service Shares           320,251      45.08         14,436,901     14,330,018       1
Janus Aspen Worldwide Portfolio - Service Shares          130,117      25.93          3,373,935      3,596,200       1
JPMorgan Insurance Trust Core Bond Portfolio - Class 1      4,889      10.99             53,732         51,371       1
JPMorgan Insurance Trust International Equity
  Portfolio - Class 1                                       6,534       9.54             62,337         50,975       1
JPMorgan Insurance Trust Mid Cap Value Portfolio -
  Class 1                                                 360,140       5.57          2,005,981      1,540,960       1
JPMorgan Insurance Trust Small Cap Core Portfolio -
  Class 1                                                 197,018      11.76          2,316,935      2,675,766       1
MFS VIT Core Equity Series - Initial Class                236,258      13.49          3,187,118      3,034,735       1
MFS VIT Growth Series - Initial Class                     464,964      21.43          9,964,174      7,955,367       1
MFS VIT New Discovery Series - Initial Class              301,743      13.43          4,052,403      3,918,744       1
MFS VIT Research Series - Initial Class                   220,568      16.57          3,654,804      3,124,894       1
MFS VIT Total Return Series - Initial Class                30,315      17.48            529,914        582,463       1
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I   216,197      21.24          4,592,034      5,156,677       1
Neuberger Berman AMT Partners Portfolio - Class I           6,799       9.81             66,699         80,244       1
Neuberger Berman AMT Socially Responsive Portfolio -
  Class I                                                   1,504      12.10             18,192         15,202       1
Oppenheimer Balanced Fund/VA - Non-Service Shares         132,741      10.30          1,367,236      1,735,519       1
Oppenheimer Global Securities Fund/VA - Non-Service
  Shares                                                  195,690      26.50          5,185,790      5,909,070       1
Oppenheimer High Income Fund/VA - Non-Service Shares        8,206       1.98             16,248         50,881       1
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class                                    304,903       8.60          2,622,169      3,080,756       1
PIMCO VIT Global Bond Portfolio (Unhedged) -
  Administrative Class                                      6,585      12.72             83,767         82,386       1
PIMCO VIT Real Return Portfolio - Administrative Class  1,106,611      12.44         13,766,246     13,766,805       1
PIMCO VIT Short-Term Portfolio - Administrative Class     500,551      10.07          5,040,545      5,004,602       1
PIMCO VIT Total Return Portfolio - Administrative Class 2,669,509      10.82         28,884,085     27,862,093       1
Pioneer Fund VCT Portfolio - Class I                      106,394      19.60          2,085,325      2,190,748       1
Pioneer Growth Opportunities VCT Portfolio - Class I      152,930      19.14          2,927,074      3,348,328       1

                                   VL-R - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS - CONTINUED


The following is a summary of fund shares owned as of December 31, 2009.

                                                                   Net Asset Value Value of Shares Cost of Shares
Divisions                                                 Shares      Per Share     at Fair Value       Held      Level (a)
---------                                               ---------- --------------- --------------- -------------- ---------
Pioneer Mid Cap Value VCT Portfolio - Class I               35,281     $14.48        $   510,874    $   521,040       1
Putnam VT Diversified Income Fund - Class IB               793,072       8.10          6,423,887      6,244,814       1
Putnam VT Growth and Income Fund - Class IB                697,670      14.40         10,046,450     14,529,036       1
Putnam VT International Growth and Income Fund - Class
  IB                                                       618,808       9.01          5,575,456      8,316,833       1
Putnam VT Small Cap Value Fund - Class IB                   22,547      10.97            247,342        345,318       1
Putnam VT Vista Fund - Class IB                             11,834      11.53            136,447        149,641       1
Putnam VT Voyager Fund - Class IB                            9,597      32.40            310,949        251,082       1
SunAmerica Aggressive Growth Portfolio - Class 1            92,649       8.17            756,851        833,845       1
SunAmerica Balanced Portfolio - Class 1                    104,022      13.11          1,363,564      1,420,600       1
UIF Capital Growth Portfolio - Class I Shares              158,381      16.87          2,671,895      2,205,793       1
UIF High Yield Portfolio - Class I Shares                  147,927      11.79          1,744,054      1,767,435       1
VALIC Company I International Equities Fund                520,992       6.07          3,162,420      3,701,337       1
VALIC Company I Mid Cap Index Fund                         762,854      16.41         12,518,441     14,453,780       1
VALIC Company I Money Market I Fund                     24,241,825       1.00         24,241,825     24,241,825       1
VALIC Company I Nasdaq-100 Index Fund                      666,431       5.04          3,358,810      2,941,749       1
VALIC Company I Science & Technology Fund                   95,470      13.13          1,253,523      1,080,157       1
VALIC Company I Small Cap Index Fund                       463,722      11.44          5,304,975      6,396,646       1
VALIC Company I Stock Index Fund                           942,724      22.29         21,013,311     26,112,734       1
Van Kampen LIT Capital Growth Portfolio - Class I            1,218      28.37             34,565         30,058       1
Van Kampen LIT Government Portfolio - Class I               10,976       8.77             96,261        100,479       1
Van Kampen LIT Growth and Income Portfolio - Class I       581,883      16.37          9,525,426     10,982,022       1
Vanguard VIF High Yield Bond Portfolio                     851,338       7.46          6,350,984      6,271,080       1
Vanguard VIF REIT Index Portfolio                        1,361,114       8.30         11,297,245     15,496,793       1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as described in Note B to the financial statements.


                                   VL-R - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2009.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                       45                (916)           (871)
   Corporate America (reduced surrender charge)                         3,008                 (68)          2,940
   Platinum Investor I & II                                            53,513            (316,757)       (263,244)
   Platinum Investor I & II (first reduction in expense ratio)        218,348             (29,867)        188,481
   Platinum Investor III                                               51,875             (73,692)        (21,817)
   Platinum Investor IV                                                 4,222              (4,511)           (289)
   Platinum Investor FlexDirector                                           3                  --               3
   Platinum Investor PLUS                                               3,407              (6,268)         (2,861)
   Platinum Investor Survivor                                           3,325              (9,976)         (6,651)
   Platinum Investor Survivor II                                        1,254              (2,863)         (1,609)
AIM V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                              1,054                (568)            486
   Income Advantage Select VUL                                            944                 (68)            876
   Protection Advantage Select                                            468                 (78)            390
AIM V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                              4,327              (2,235)          2,092
   AG Legacy Plus                                                         669              (2,786)         (2,117)
   Corporate America                                                       30                (956)           (926)
   Corporate America (reduced surrender charge)                         5,104              (7,116)         (2,012)
   Corporate Investor Select                                              495                 (10)            485
   Income Advantage Select VUL                                          1,669                (209)          1,460
   Platinum Investor I & II                                            16,941            (127,851)       (110,910)
   Platinum Investor I & II (first reduction in expense ratio)        115,749             (11,249)        104,500
   Platinum Investor III                                               33,296             (75,670)        (42,374)
   Platinum Investor IV                                                10,626             (10,786)           (160)
   Platinum Investor FlexDirector                                       1,220                (546)            674
   Platinum Investor PLUS                                               2,850              (3,123)           (273)
   Platinum Investor Survivor                                           3,031              (7,815)         (4,784)
   Platinum Investor Survivor II                                        1,296             (11,626)        (10,330)
   Platinum Investor VIP                                               30,383             (19,518)         10,865
   Platinum Investor VIP (with GMWB rider)                                439                 (56)            383
   Protection Advantage Select                                          2,290                (918)          1,372
Alger Capital Appreciation Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                              4,056              (1,202)          2,854
   Corporate America (reduced surrender charge)                        13,451                (449)         13,002
   Income Advantage Select VUL                                          1,975                (210)          1,765
   Platinum Investor I & II                                               435                (230)            205
   Platinum Investor III                                               11,539              (9,634)          1,905
   Platinum Investor IV                                                 4,738              (3,481)          1,257
   Platinum Investor FlexDirector                                          47                 (39)              8
   Platinum Investor PLUS                                               2,610              (1,869)            741
   Platinum Investor Survivor                                              --                 (79)            (79)
   Platinum Investor Survivor II                                          415              (9,774)         (9,359)
   Platinum Investor VIP                                               13,918             (10,005)          3,913
   Platinum Investor VIP (with GMWB rider)                                770                (144)            626
   Protection Advantage Select                                          3,268              (1,070)          2,198
Alger Mid Cap Growth Portfolio - Class I-2 Shares
   AG Income Advantage VUL                                              5,285              (1,140)          4,145
   AG Income Advantage VUL (with GMWB rider)                               --                 (80)            (80)
   Corporate America (reduced surrender charge)                         3,471              (5,871)         (2,400)
   Income Advantage Select VUL                                            562                 (47)            515
   Platinum Investor I & II                                                84                (411)           (327)

                                   VL-R - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Alger Mid Cap Growth Portfolio - Class I-2 Shares - Continued
   Platinum Investor I & II (first reduction in expense ratio)             14                  --              14
   Platinum Investor III                                               13,598             (13,222)            376
   Platinum Investor IV                                                 6,243              (5,053)          1,190
   Platinum Investor FlexDirector                                         903              (3,446)         (2,543)
   Platinum Investor PLUS                                               3,118              (2,605)            513
   Platinum Investor Survivor                                              --              (1,963)         (1,963)
   Platinum Investor Survivor II                                        3,944              (9,193)         (5,249)
   Platinum Investor VIP                                               14,983             (12,342)          2,641
   Platinum Investor VIP (with GMWB rider)                                 46                 (10)             36
   Protection Advantage Select                                          1,574              (1,217)            357
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                              2,207              (1,186)          1,021
   AG Legacy Plus                                                         651              (4,684)         (4,033)
   Corporate America (reduced surrender charge)                         6,753             (23,243)        (16,490)
   Income Advantage Select VUL                                            811                (109)            702
   Platinum Investor I & II                                             5,905             (72,620)        (66,715)
   Platinum Investor I & II (first reduction in expense ratio)         16,128              (9,868)          6,260
   Platinum Investor III                                               64,245            (126,669)        (62,424)
   Platinum Investor IV                                                15,401             (16,378)           (977)
   Platinum Investor FlexDirector                                          67                (192)           (125)
   Platinum Investor PLUS                                              11,096             (16,277)         (5,181)
   Platinum Investor Survivor                                           1,308              (1,998)           (690)
   Platinum Investor Survivor II                                        6,460              (4,365)          2,095
   Platinum Investor VIP                                               44,594             (28,909)         15,685
   Platinum Investor VIP (with GMWB rider)                                 --                 (16)            (16)
   Protection Advantage Select                                          2,177                (639)          1,538
Credit Suisse U.S. Equity Flex I Portfolio
   AG Income Advantage VUL                                                933                (451)            482
   AG Income Advantage VUL (with GMWB rider)                               --                 (45)            (45)
   Income Advantage Select VUL                                            599                 (67)            532
   Platinum Investor I & II                                               669             (20,167)        (19,498)
   Platinum Investor I & II (first reduction in expense ratio)          2,381                (128)          2,253
   Platinum Investor III                                               24,605             (27,432)         (2,827)
   Platinum Investor IV                                                 2,680              (2,982)           (302)
   Platinum Investor FlexDirector                                         342              (3,409)         (3,067)
   Platinum Investor PLUS                                               3,518              (3,604)            (86)
   Platinum Investor Survivor                                             261                (223)             38
   Platinum Investor Survivor II                                        2,223                (644)          1,579
   Platinum Investor VIP                                                5,225              (6,524)         (1,299)
   Protection Advantage Select                                            653                (452)            201
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                             3,908             (42,130)        (38,222)
   Platinum Investor I & II (first reduction in expense ratio)         25,140              (1,837)         23,303
   Platinum Investor III                                               35,525             (48,786)        (13,261)
   Platinum Investor IV                                                 5,728              (5,030)            698
   Platinum Investor FlexDirector                                           3                  --               3
   Platinum Investor PLUS                                               3,211              (6,275)         (3,064)
   Platinum Investor Survivor                                             790              (7,048)         (6,258)
   Platinum Investor Survivor II                                        1,158              (2,570)         (1,412)
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                       56              (1,087)         (1,031)
   Platinum Investor I & II                                            27,062            (160,805)       (133,743)

                                   VL-R - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                       Accumulation Units Accumulation Units Net Increase
Divisions                                                                    Issued            Redeemed       (Decrease)
---------                                                              ------------------ ------------------ ------------
Dreyfus VIF Developing Leaders Portfolio - Initial Shares - Continued
   Platinum Investor I & II (first reduction in expense ratio)               97,547             (11,536)         86,011
   Platinum Investor III                                                     87,161            (113,626)        (26,465)
   Platinum Investor IV                                                       7,891              (7,318)            573
   Platinum Investor FlexDirector                                                --                 (29)            (29)
   Platinum Investor PLUS                                                     9,943              (9,562)            381
   Platinum Investor Survivor                                                 2,199              (6,512)         (4,313)
   Platinum Investor Survivor II                                                719              (2,712)         (1,993)
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                                    1,603                (631)            972
   AG Income Advantage VUL (with GMWB rider)                                     --                 (55)            (55)
   Income Advantage Select VUL                                                1,201                (257)            944
   Protection Advantage Select                                                1,821                (517)          1,304
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                             19                (556)           (537)
   Corporate America (reduced surrender charge)                               2,738              (1,574)          1,164
   Platinum Investor I & II                                                   5,327            (118,322)       (112,995)
   Platinum Investor I & II (first reduction in expense ratio)              127,885              (9,757)        118,128
   Platinum Investor III                                                     32,684             (40,106)         (7,422)
   Platinum Investor IV                                                       8,060              (4,439)          3,621
   Platinum Investor FlexDirector                                                61                 (42)             19
   Platinum Investor PLUS                                                     3,833              (6,396)         (2,563)
   Platinum Investor Survivor                                                   946              (1,112)           (166)
   Platinum Investor Survivor II                                              4,491                (431)          4,060
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                                      891                (497)            394
   AG Legacy Plus                                                                36              (1,718)         (1,682)
   Income Advantage Select VUL                                                  902                (123)            779
   Platinum Investor I & II                                                   1,636             (14,751)        (13,115)
   Platinum Investor I & II (first reduction in expense ratio)               15,831                (608)         15,223
   Platinum Investor III                                                     34,047             (49,879)        (15,832)
   Platinum Investor IV                                                       3,343              (5,477)         (2,134)
   Platinum Investor FlexDirector                                                17                (125)           (108)
   Platinum Investor PLUS                                                     3,928              (5,217)         (1,289)
   Platinum Investor Survivor                                                   780              (1,801)         (1,021)
   Platinum Investor Survivor II                                              1,487              (3,311)         (1,824)
   Platinum Investor VIP                                                      5,773              (4,832)            941
   Protection Advantage Select                                                  731                (236)            495
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                                   10,403              (4,729)          5,674
   AG Legacy Plus                                                               823              (5,284)         (4,461)
   Corporate America (reduced surrender charge)                              12,945             (30,168)        (17,223)
   Corporate Investor Select                                                    274                  (7)            267
   Income Advantage Select VUL                                                5,202                (706)          4,496
   Platinum Investor I & II                                                  13,885            (231,802)       (217,917)
   Platinum Investor I & II (first reduction in expense ratio)              108,975             (24,941)         84,034
   Platinum Investor III                                                    137,953            (302,254)       (164,301)
   Platinum Investor IV                                                      33,246             (31,936)          1,310
   Platinum Investor FlexDirector                                             2,778                (957)          1,821
   Platinum Investor PLUS                                                    18,680             (22,173)         (3,493)
   Platinum Investor Survivor                                                 6,163             (39,592)        (33,429)
   Platinum Investor Survivor II                                             15,921              (6,132)          9,789
   Platinum Investor VIP                                                     93,014             (60,797)         32,217

                                   VL-R - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor VIP (with GMWB rider)                                110                 (77)             33
   Protection Advantage Select                                          6,831              (2,268)          4,563
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                             10,960              (5,352)          5,608
   AG Legacy Plus                                                       2,340              (5,388)         (3,048)
   Corporate America (reduced surrender charge)                        11,449             (27,663)        (16,214)
   Corporate Investor Select                                              513                 (10)            503
   Income Advantage Select VUL                                          1,822                (138)          1,684
   Platinum Investor I & II                                            10,565            (143,065)       (132,500)
   Platinum Investor I & II (first reduction in expense ratio)        112,079             (21,130)         90,949
   Platinum Investor III                                              132,670            (230,830)        (98,160)
   Platinum Investor IV                                                16,807             (19,960)         (3,153)
   Platinum Investor FlexDirector                                       1,739                (475)          1,264
   Platinum Investor PLUS                                              15,881             (23,905)         (8,024)
   Platinum Investor Survivor                                           7,434             (12,971)         (5,537)
   Platinum Investor Survivor II                                        6,172             (12,983)         (6,811)
   Platinum Investor VIP                                               40,543             (26,741)         13,802
   Platinum Investor VIP (with GMWB rider)                                541                 (50)            491
   Protection Advantage Select                                          3,398              (1,474)          1,924
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                              2,855              (1,424)          1,431
   Corporate Investor Select                                              223                  (3)            220
   Income Advantage Select VUL                                            146                  (2)            144
   Platinum Investor III                                                1,380              (1,948)           (568)
   Platinum Investor IV                                                   130                (140)            (10)
   Platinum Investor FlexDirector                                         128                 (81)             47
   Platinum Investor PLUS                                                  --                  (7)             (7)
   Platinum Investor VIP                                                1,774              (1,049)            725
   Protection Advantage Select                                          4,013              (1,630)          2,383
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                              3,267              (2,291)            976
   Corporate America (reduced surrender charge)                            --             (45,283)        (45,283)
   Income Advantage Select VUL                                             15                  (2)             13
   Platinum Investor III                                                  994                (777)            217
   Platinum Investor IV                                                    41                 (27)             14
   Platinum Investor PLUS                                               1,333                 (62)          1,271
   Platinum Investor VIP                                                3,547              (3,233)            314
   Platinum Investor VIP (with GMWB rider)                                 73                 (16)             57
   Protection Advantage Select                                          1,632                (172)          1,460
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                              3,020              (1,005)          2,015
   Income Advantage Select VUL                                          1,704                (297)          1,407
   Platinum Investor III                                                5,321              (1,174)          4,147
   Platinum Investor IV                                                   154                (103)             51
   Platinum Investor PLUS                                                  87                 (42)             45
   Platinum Investor Survivor II                                        2,230              (2,035)            195
   Platinum Investor VIP                                               13,871             (15,433)         (1,562)
   Platinum Investor VIP (with GMWB rider)                                106                 (26)             80
   Protection Advantage Select                                          4,090                (491)          3,599
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                              8,488              (4,877)          3,611
   AG Legacy Plus                                                         211              (3,060)         (2,849)

                                   VL-R - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                            Accumulation Units Accumulation Units Net Increase
Divisions                                                                         Issued            Redeemed       (Decrease)
---------                                                                   ------------------ ------------------ ------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Corporate America (reduced surrender charge)                                    7,092              (9,104)        (2,012)
   Income Advantage Select VUL                                                     1,187                (202)           985
   Platinum Investor I & II                                                       10,013             (83,972)       (73,959)
   Platinum Investor I & II (first reduction in expense ratio)                    35,191              (3,444)        31,747
   Platinum Investor III                                                         199,134            (258,841)       (59,707)
   Platinum Investor IV                                                           12,929             (13,608)          (679)
   Platinum Investor FlexDirector                                                  3,190              (5,647)        (2,457)
   Platinum Investor PLUS                                                         18,779             (26,496)        (7,717)
   Platinum Investor Survivor                                                      3,697             (16,061)       (12,364)
   Platinum Investor Survivor II                                                   5,194             (17,259)       (12,065)
   Platinum Investor VIP                                                          25,232             (16,571)         8,661
   Protection Advantage Select                                                     3,745              (1,425)         2,320
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                                         7,334              (4,117)         3,217
   Corporate America (reduced surrender charge)                                    6,846             (32,013)       (25,167)
   Corporate Investor Select                                                         476                  (9)           467
   Income Advantage Select VUL                                                     3,256                (453)         2,803
   Income Advantage Select VUL (with GMWB rider)                                     282                 (19)           263
   Platinum Investor I & II                                                          293              (3,007)        (2,714)
   Platinum Investor I & II (first reduction in expense ratio)                     4,836                 (24)         4,812
   Platinum Investor III                                                          18,859             (48,266)       (29,407)
   Platinum Investor IV                                                           18,162             (17,781)           381
   Platinum Investor FlexDirector                                                    278                (199)            79
   Platinum Investor PLUS                                                          4,068              (3,703)           365
   Platinum Investor Survivor                                                      1,299              (1,237)            62
   Platinum Investor Survivor II                                                   1,424              (8,927)        (7,503)
   Platinum Investor VIP                                                          48,309             (31,314)        16,995
   Platinum Investor VIP (with GMWB rider)                                           263                  (3)           260
   Protection Advantage Select                                                     2,922              (1,335)         1,587
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AG Income Advantage VUL                                                         6,825              (3,220)         3,605
   Corporate America (reduced surrender charge)                                    6,715             (14,655)        (7,940)
   Income Advantage Select VUL                                                     2,490                (276)         2,214
   Income Advantage Select VUL (with GMWB rider)                                     315                 (21)           294
   Platinum Investor I & II                                                           82              (2,309)        (2,227)
   Platinum Investor I & II (first reduction in expense ratio)                         9                (158)          (149)
   Platinum Investor III                                                          17,836             (54,448)       (36,612)
   Platinum Investor IV                                                           13,305             (12,560)           745
   Platinum Investor FlexDirector                                                  1,216                (510)           706
   Platinum Investor PLUS                                                          3,394              (4,551)        (1,157)
   Platinum Investor Survivor                                                        735             (10,513)        (9,778)
   Platinum Investor Survivor II                                                   1,726              (1,792)           (66)
   Platinum Investor VIP                                                          40,069             (23,939)        16,130
   Platinum Investor VIP (with GMWB rider)                                           203                 (20)           183
   Protection Advantage Select                                                     2,289              (1,048)         1,241
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                    191              (2,422)        (2,231)
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                   19,618              (7,175)        12,443
   Platinum Investor I & II                                                        1,662             (24,653)       (22,991)
   Platinum Investor I & II (first reduction in expense ratio)                    35,273              (8,974)        26,299
   Platinum Investor III                                                          11,656             (47,919)       (36,263)

                                   VL-R - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                        Accumulation Units Accumulation Units Net Increase
Divisions                                                                     Issued            Redeemed       (Decrease)
---------                                                               ------------------ ------------------ ------------
Franklin Templeton Franklin U.S. Government Fund - Class 2 - Continued
   Platinum Investor IV                                                        5,510            (18,133)        (12,623)
   Platinum Investor FlexDirector                                                138             (1,952)         (1,814)
   Platinum Investor PLUS                                                     10,694             (5,969)          4,725
   Platinum Investor Survivor                                                    435               (254)            181
   Platinum Investor Survivor II                                                 990             (3,764)         (2,774)
   Platinum Investor VIP                                                      11,289             (8,814)          2,475
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                                     3,483             (2,175)          1,308
   Corporate America (reduced surrender charge)                                5,032             (2,565)          2,467
   Income Advantage Select VUL                                                 2,312               (263)          2,049
   Platinum Investor I & II                                                    7,191            (36,598)        (29,407)
   Platinum Investor I & II (first reduction in expense ratio)                34,356             (9,293)         25,063
   Platinum Investor III                                                      27,416            (77,810)        (50,394)
   Platinum Investor IV                                                       14,597            (14,278)            319
   Platinum Investor FlexDirector                                                751               (450)            301
   Platinum Investor PLUS                                                      7,416            (12,297)         (4,881)
   Platinum Investor Survivor                                                    558            (18,766)        (18,208)
   Platinum Investor Survivor II                                               3,686             (1,914)          1,772
   Platinum Investor VIP                                                      26,754            (20,451)          6,303
   Platinum Investor VIP (with GMWB rider)                                        --               (174)           (174)
   Protection Advantage Select                                                 3,960               (811)          3,149
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                 83             (2,307)         (2,224)
   Corporate America (reduced surrender charge)                                1,398             (3,374)         (1,976)
   Platinum Investor I & II                                                    3,029            (43,755)        (40,726)
   Platinum Investor I & II (first reduction in expense ratio)                58,783             (4,023)         54,760
   Platinum Investor III                                                      22,634            (48,183)        (25,549)
   Platinum Investor IV                                                        7,035             (7,884)           (849)
   Platinum Investor FlexDirector                                                742             (1,588)           (846)
   Platinum Investor PLUS                                                      5,207             (6,306)         (1,099)
   Platinum Investor Survivor                                                  3,970             (5,245)         (1,275)
   Platinum Investor Survivor II                                               3,926            (11,359)         (7,433)
   Platinum Investor VIP                                                      26,112            (12,026)         14,086
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                       --               (250)           (250)
   Platinum Investor I & II (first reduction in expense ratio)                     4                 --               4
   Platinum Investor III                                                          --               (888)           (888)
   Platinum Investor PLUS                                                         --                 (2)             (2)
   Platinum Investor Survivor                                                     --            (58,257)        (58,257)
   Platinum Investor Survivor II                                                  --               (173)           (173)
Janus Aspen Enterprise Portfolio - Service Shares
   AG Income Advantage VUL                                                     6,075             (1,041)          5,034
   Corporate America (reduced surrender charge)                                2,449             (6,928)         (4,479)
   Income Advantage Select VUL                                                   477                (77)            400
   Platinum Investor I & II                                                    5,346            (85,040)        (79,694)
   Platinum Investor I & II (first reduction in expense ratio)                11,243             (7,960)          3,283
   Platinum Investor III                                                      53,492            (96,808)        (43,316)
   Platinum Investor IV                                                        2,776             (2,001)            775
   Platinum Investor FlexDirector                                                 82                (58)             24
   Platinum Investor PLUS                                                      2,094             (3,178)         (1,084)
   Platinum Investor Survivor                                                    679               (614)             65
   Platinum Investor Survivor II                                               3,748             (2,543)          1,205

                                   VL-R - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------                                                          ------------------ ------------------ ------------
Janus Aspen Enterprise Portfolio - Service Shares - Continued
   Platinum Investor VIP                                                  8,747             (4,543)          4,204
   Protection Advantage Select                                              731               (763)            (32)
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                                4,800             (1,358)          3,442
   AG Income Advantage VUL (with GMWB rider)                                 --                (66)            (66)
   Income Advantage Select VUL                                            1,636               (204)          1,432
   Protection Advantage Select                                            2,849             (1,141)          1,708
Janus Aspen Overseas Portfolio - Service Shares
   AG Income Advantage VUL                                               10,488             (5,490)          4,998
   Corporate America (reduced surrender charge)                           5,147             (9,231)         (4,084)
   Platinum Investor I & II                                               5,196            (59,322)        (54,126)
   Platinum Investor I & II (first reduction in expense ratio)           47,181            (13,976)         33,205
   Platinum Investor III                                                 37,048            (79,865)        (42,817)
   Platinum Investor IV                                                   9,680             (8,916)            764
   Platinum Investor FlexDirector                                           698             (4,454)         (3,756)
   Platinum Investor PLUS                                                 8,564             (3,813)          4,751
   Platinum Investor Survivor                                             5,563            (21,457)        (15,894)
   Platinum Investor Survivor II                                          2,849             (4,019)         (1,170)
   Platinum Investor VIP                                                 45,382            (22,892)         22,490
   Platinum Investor VIP (with GMWB rider)                                  848               (297)            551
   Protection Advantage Select                                            4,453             (2,152)          2,301
Janus Aspen Worldwide Portfolio - Service Shares
   Corporate America (reduced surrender charge)                              13             (8,163)         (8,150)
   Platinum Investor I & II                                               2,529            (28,368)        (25,839)
   Platinum Investor I & II (first reduction in expense ratio)            5,984               (671)          5,313
   Platinum Investor III                                                 60,666            (83,501)        (22,835)
   Platinum Investor IV                                                   2,091             (3,087)           (996)
   Platinum Investor PLUS                                                 4,463             (3,089)          1,374
   Platinum Investor Survivor                                             1,197             (3,556)         (2,359)
   Platinum Investor Survivor II                                            244               (523)           (279)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                                1,827               (407)          1,420
   Income Advantage Select VUL                                              859                (99)            760
   Protection Advantage Select                                            3,353               (462)          2,891
JPMorgan Insurance Trust Government Bond Portfolio - Class 1
   AG Income Advantage VUL                                                   93               (830)           (737)
   Income Advantage Select VUL                                               28                (65)            (37)
   Protection Advantage Select                                              169             (1,977)         (1,808)
JPMorgan Insurance Trust International Equity Portfolio - Class 1
   AG Income Advantage VUL                                                2,644             (1,837)            807
   AG Income Advantage VUL (with GMWB rider)                                 --                (70)            (70)
   Income Advantage Select VUL                                            1,790               (139)          1,651
   Protection Advantage Select                                              709               (507)            202
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                               6,159                (54)          6,105
   Platinum Investor III                                                133,248             (2,480)        130,768
   Platinum Investor IV                                                  10,231               (575)          9,656
   Platinum Investor PLUS                                                 5,270               (159)          5,111
   Platinum Investor Survivor                                               446                (62)            384
   Platinum Investor Survivor II                                          2,904                (95)          2,809
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
   Platinum Investor I & II                                               2,144            (36,834)        (34,690)

                                   VL-R - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                         Accumulation Units Accumulation Units Net Increase
Divisions                                                                      Issued            Redeemed       (Decrease)
---------                                                                ------------------ ------------------ ------------
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 - Continued
   Platinum Investor I & II (first reduction in expense ratio)                 13,884              (3,044)         10,840
   Platinum Investor III                                                       18,238             (31,498)        (13,260)
   Platinum Investor IV                                                         6,989              (5,865)          1,124
   Platinum Investor FlexDirector                                                 212                (122)             90
   Platinum Investor PLUS                                                       2,286              (2,726)           (440)
   Platinum Investor Survivor                                                     331                (171)            160
   Platinum Investor Survivor II                                                2,707              (1,872)            835
   Platinum Investor VIP                                                       29,613             (14,895)         14,718
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                        --              (5,215)         (5,215)
   Platinum Investor III                                                           --            (113,000)       (113,000)
   Platinum Investor IV                                                            --             (13,187)        (13,187)
   Platinum Investor PLUS                                                          --              (4,663)         (4,663)
   Platinum Investor Survivor                                                      --                (440)           (440)
   Platinum Investor Survivor II                                                   --              (2,525)         (2,525)
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                   614                (830)           (216)
   Platinum Investor I & II                                                     3,243             (25,343)        (22,100)
   Platinum Investor I & II (first reduction in expense ratio)                 10,186              (7,629)          2,557
   Platinum Investor III                                                       61,726             (86,007)        (24,281)
   Platinum Investor IV                                                         2,253              (2,002)            251
   Platinum Investor PLUS                                                       5,170              (8,930)         (3,760)
   Platinum Investor Survivor                                                   3,011              (7,015)         (4,004)
   Platinum Investor Survivor II                                                  731              (1,807)         (1,076)
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                                 182              (2,770)         (2,588)
   Corporate America (reduced surrender charge)                                   709              (1,321)           (612)
   Platinum Investor I & II                                                    47,559            (240,192)       (192,633)
   Platinum Investor I & II (first reduction in expense ratio)                175,780             (14,874)        160,906
   Platinum Investor III                                                      109,718            (121,136)        (11,418)
   Platinum Investor IV                                                         2,051              (2,215)           (164)
   Platinum Investor FlexDirector                                               1,626                (480)          1,146
   Platinum Investor PLUS                                                       5,767             (10,177)         (4,410)
   Platinum Investor Survivor                                                   7,555             (14,367)         (6,812)
   Platinum Investor Survivor II                                                  487                (689)           (202)
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                                        941                (374)            567
   AG Legacy Plus                                                               1,069              (2,530)         (1,461)
   Corporate America (reduced surrender charge)                                    78                (255)           (177)
   Income Advantage Select VUL                                                    551                 (54)            497
   Platinum Investor I & II                                                     1,443             (12,569)        (11,126)
   Platinum Investor I & II (first reduction in expense ratio)                  8,895              (8,234)            661
   Platinum Investor III                                                       45,190             (54,321)         (9,131)
   Platinum Investor IV                                                         3,874              (2,860)          1,014
   Platinum Investor FlexDirector                                                   2                 (12)            (10)
   Platinum Investor PLUS                                                       3,525              (4,614)         (1,089)
   Platinum Investor Survivor                                                   2,207                (594)          1,613
   Platinum Investor Survivor II                                                  670              (2,949)         (2,279)
   Platinum Investor VIP                                                        6,877              (4,473)          2,404
   Platinum Investor VIP (with GMWB rider)                                         --                 (33)            (33)
   Protection Advantage Select                                                    964                (251)            713

                                   VL-R - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                                559                (302)           257
   Corporate America (reduced surrender charge)                           471              (1,795)        (1,324)
   Income Advantage Select VUL                                            687                (114)           573
   Platinum Investor I & II                                             1,464             (21,105)       (19,641)
   Platinum Investor I & II (first reduction in expense ratio)          2,388                 (51)         2,337
   Platinum Investor III                                               68,038             (33,793)        34,245
   Platinum Investor IV                                                 4,562              (1,198)         3,364
   Platinum Investor FlexDirector                                           8                  (4)             4
   Platinum Investor PLUS                                               1,445              (1,719)          (274)
   Platinum Investor Survivor                                           1,751              (6,068)        (4,317)
   Platinum Investor Survivor II                                          440                 (99)           341
   Platinum Investor VIP                                                4,957              (2,463)         2,494
   Protection Advantage Select                                          1,075                (271)           804
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                       1,766              (9,615)        (7,849)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                              1,464                (911)           553
   Corporate America (reduced surrender charge)                         1,223              (1,131)            92
   Income Advantage Select VUL                                            618                 (92)           526
   Platinum Investor I & II                                             4,331             (28,035)       (23,704)
   Platinum Investor I & II (first reduction in expense ratio)          8,093                (992)         7,101
   Platinum Investor III                                               42,953            (109,652)       (66,699)
   Platinum Investor IV                                                 3,868              (7,309)        (3,441)
   Platinum Investor FlexDirector                                          31                 (39)            (8)
   Platinum Investor PLUS                                               5,425              (8,076)        (2,651)
   Platinum Investor Survivor                                           2,819                (737)         2,082
   Platinum Investor Survivor II                                        2,618             (12,881)       (10,263)
   Platinum Investor VIP                                               13,814              (8,722)         5,092
   Platinum Investor VIP (with GMWB rider)                                 39                  (9)            30
   Protection Advantage Select                                          4,654              (3,164)         1,490
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                          93              (2,065)        (1,972)
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                                262                (187)            75
   Corporate America (reduced surrender charge)                           948                 (20)           928
   Income Advantage Select VUL                                            223                  (1)           222
   Protection Advantage Select                                             47                 (18)            29
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                              1,120                (347)           773
   Income Advantage Select VUL                                          3,034                (301)         2,733
   Platinum Investor I & II                                                24              (1,232)        (1,208)
   Platinum Investor III                                                9,629             (14,043)        (4,414)
   Platinum Investor IV                                                11,392             (13,354)        (1,962)
   Platinum Investor FlexDirector                                       2,705              (1,012)         1,693
   Platinum Investor PLUS                                                 936                (927)             9
   Platinum Investor Survivor                                              --                (447)          (447)
   Platinum Investor Survivor II                                        1,913              (1,572)           341
   Platinum Investor VIP                                               13,506             (10,874)         2,632
   Platinum Investor VIP (with GMWB rider)                                 --                 (37)           (37)
   Protection Advantage Select                                            334                (237)            97
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                              4,942              (2,735)         2,207

                                   VL-R - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                         Accumulation Units Accumulation Units Net Increase
Divisions                                                                      Issued            Redeemed       (Decrease)
---------                                                                ------------------ ------------------ ------------
Oppenheimer Global Securities Fund/VA - Non-Service Shares - Continued
   Corporate America (reduced surrender charge)                                 3,706            (12,192)         (8,486)
   Corporate Investor Select                                                      729                (14)            715
   Income Advantage Select VUL                                                  2,269               (232)          2,037
   Platinum Investor I & II                                                        64             (3,339)         (3,275)
   Platinum Investor I & II (first reduction in expense ratio)                    803                 --             803
   Platinum Investor III                                                       16,831            (29,415)        (12,584)
   Platinum Investor IV                                                        11,201             (9,904)          1,297
   Platinum Investor FlexDirector                                                  83               (160)            (77)
   Platinum Investor PLUS                                                       3,402             (3,827)           (425)
   Platinum Investor Survivor                                                     481               (966)           (485)
   Platinum Investor Survivor II                                                3,220             (1,647)          1,573
   Platinum Investor VIP                                                       35,489            (23,008)         12,481
   Platinum Investor VIP (with GMWB rider)                                        109                (41)             68
   Protection Advantage Select                                                  1,868               (371)          1,497
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                                 278             (1,640)         (1,362)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AG Income Advantage VUL                                                      3,620             (1,133)          2,487
   AG Income Advantage VUL (with GMWB rider)                                       --                (26)            (26)
   Corporate America (reduced surrender charge)                                 1,590             (2,091)           (501)
   Income Advantage Select VUL                                                  1,460               (149)          1,311
   Platinum Investor I & II                                                    20,066               (693)         19,373
   Platinum Investor III                                                       35,369             (4,052)         31,317
   Platinum Investor IV                                                         2,075             (4,670)         (2,595)
   Platinum Investor FlexDirector                                               2,145               (235)          1,910
   Platinum Investor PLUS                                                       6,593               (264)          6,329
   Platinum Investor Survivor II                                               37,643             (2,248)         35,395
   Platinum Investor VIP                                                       12,488             (6,393)          6,095
   Platinum Investor VIP (with GMWB rider)                                        125                 (2)            123
   Protection Advantage Select                                                  2,242               (930)          1,312
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AG Income Advantage VUL                                                      1,566               (561)          1,005
   Income Advantage Select VUL                                                  1,416               (182)          1,234
   Protection Advantage Select                                                    424               (123)            301
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                      1,967             (1,229)            738
   AG Legacy Plus                                                                 166             (4,934)         (4,768)
   Corporate America (reduced surrender charge)                                 5,477            (41,422)        (35,945)
   Corporate Investor Select                                                      248                 (5)            243
   Income Advantage Select VUL                                                  2,540               (443)          2,097
   Platinum Investor I & II                                                     2,354            (19,769)        (17,415)
   Platinum Investor I & II (first reduction in expense ratio)                  9,130             (2,668)          6,462
   Platinum Investor III                                                       46,337            (86,875)        (40,538)
   Platinum Investor IV                                                        21,959            (10,497)         11,462
   Platinum Investor FlexDirector                                                 121               (908)           (787)
   Platinum Investor PLUS                                                       6,701            (11,926)         (5,225)
   Platinum Investor Survivor                                                   2,113             (6,951)         (4,838)
   Platinum Investor Survivor II                                                3,557             (5,804)         (2,247)
   Platinum Investor VIP                                                       16,135            (13,043)          3,092
   Protection Advantage Select                                                  1,330               (371)            959
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                                      1,763               (722)          1,041

                                   VL-R - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------                                                          ------------------ ------------------ ------------
PIMCO VIT Short-Term Portfolio - Administrative Class - Continued
   AG Income Advantage VUL (with GMWB rider)                                 --                 (34)            (34)
   Corporate America (reduced surrender charge)                           7,268              (2,875)          4,393
   Corporate Investor Select                                                228                  (4)            224
   Income Advantage Select VUL                                              828                (182)            646
   Platinum Investor I & II                                               1,532             (25,949)        (24,417)
   Platinum Investor I & II (first reduction in expense ratio)           36,925              (1,739)         35,186
   Platinum Investor III                                                 20,887             (61,152)        (40,265)
   Platinum Investor IV                                                   7,440              (7,401)             39
   Platinum Investor FlexDirector                                            93              (3,918)         (3,825)
   Platinum Investor PLUS                                                 2,604              (7,486)         (4,882)
   Platinum Investor Survivor                                               370              (6,441)         (6,071)
   Platinum Investor Survivor II                                          6,050              (3,074)          2,976
   Platinum Investor VIP                                                  8,817              (6,676)          2,141
   Platinum Investor VIP (with GMWB rider)                                  306                  (4)            302
   Protection Advantage Select                                              796                (257)            539
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                                5,129              (1,714)          3,415
   AG Income Advantage VUL (with GMWB rider)                                 --                 (34)            (34)
   AG Legacy Plus                                                         4,435              (5,390)           (955)
   Corporate America (reduced surrender charge)                          11,046             (25,735)        (14,689)
   Corporate Investor Select                                                289                  (7)            282
   Income Advantage Select VUL                                            4,270                (453)          3,817
   Platinum Investor I & II                                               3,573             (54,484)        (50,911)
   Platinum Investor I & II (first reduction in expense ratio)           94,103             (16,335)         77,768
   Platinum Investor III                                                191,436             (78,442)        112,994
   Platinum Investor IV                                                  11,904             (16,503)         (4,599)
   Platinum Investor FlexDirector                                         1,132              (5,155)         (4,023)
   Platinum Investor PLUS                                                 9,561             (14,904)         (5,343)
   Platinum Investor Survivor                                             2,008             (19,221)        (17,213)
   Platinum Investor Survivor II                                         22,624              (3,063)         19,561
   Platinum Investor VIP                                                 41,687             (24,508)         17,179
   Platinum Investor VIP (with GMWB rider)                                  441                 (47)            394
   Protection Advantage Select                                            6,007              (5,459)            548
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                               8,946            (117,428)       (108,482)
   Platinum Investor I & II (first reduction in expense ratio)          100,559             (14,591)         85,968
   Platinum Investor III                                                  6,148              (8,685)         (2,537)
   Platinum Investor PLUS                                                   184                (209)            (25)
   Platinum Investor Survivor                                               810                (483)            327
   Platinum Investor Survivor II                                             --                 (13)            (13)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                         32                (804)           (772)
   Platinum Investor I & II                                              12,627             (87,247)        (74,620)
   Platinum Investor I & II (first reduction in expense ratio)           62,589             (27,524)         35,065
   Platinum Investor III                                                 17,139             (28,606)        (11,467)
   Platinum Investor PLUS                                                   982              (1,100)           (118)
   Platinum Investor Survivor                                               915              (1,554)           (639)
   Platinum Investor Survivor II                                             --                  (8)             (8)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                                  350                (350)             --
   Income Advantage Select VUL                                              424                 (70)            354
   Platinum Investor I & II                                                 642              (1,468)           (826)

                                   VL-R - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.


                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------                                                        ------------ -------------- ------------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor I & II (first reduction in expense ratio)         806             --           806
   Platinum Investor III                                             1,632           (921)          711
   Platinum Investor IV                                                774           (170)          604
   Platinum Investor FlexDirector                                    1,086           (319)          767
   Platinum Investor PLUS                                              661           (272)          389
   Platinum Investor Survivor II                                     2,184           (278)        1,906
   Platinum Investor VIP                                            10,015         (4,558)        5,457
   Platinum Investor VIP (with GMWB rider)                             604           (134)          470
   Protection Advantage Select                                         812           (119)          693
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                             646           (359)          287
   AG Legacy Plus                                                      394         (3,261)       (2,867)
   Corporate America                                                    --         (6,769)       (6,769)
   Corporate America (reduced surrender charge)                      1,491         (7,178)       (5,687)
   Income Advantage Select VUL                                       1,583           (236)        1,347
   Income Advantage Select VUL (with GMWB rider)                       302            (20)          282
   Platinum Investor I & II                                          1,651        (27,170)      (25,519)
   Platinum Investor I & II (first reduction in expense ratio)       8,929         (8,726)          203
   Platinum Investor III                                            21,088        (17,430)        3,658
   Platinum Investor IV                                              4,603         (3,133)        1,470
   Platinum Investor PLUS                                            1,261         (1,857)         (596)
   Platinum Investor Survivor                                          104           (360)         (256)
   Platinum Investor Survivor II                                       467           (868)         (401)
   Platinum Investor VIP                                             9,852         (6,039)        3,813
   Protection Advantage Select                                         480           (191)          289
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                    --        (11,018)      (11,018)
   Corporate America (reduced surrender charge)                      3,614        (11,314)       (7,700)
   Platinum Investor I & II                                         20,709       (150,206)     (129,497)
   Platinum Investor I & II (first reduction in expense ratio)     106,786        (21,278)       85,508
   Platinum Investor III                                           100,475       (147,124)      (46,649)
   Platinum Investor IV                                             13,085        (12,115)          970
   Platinum Investor FlexDirector                                      299         (6,218)       (5,919)
   Platinum Investor PLUS                                            7,837        (10,318)       (2,481)
   Platinum Investor Survivor                                        2,373         (4,894)       (2,521)
   Platinum Investor Survivor II                                     2,547           (429)        2,118
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                      3,444         (5,673)       (2,229)
   Platinum Investor I & II                                         14,544        (88,884)      (74,340)
   Platinum Investor I & II (first reduction in expense ratio)      93,497        (21,060)       72,437
   Platinum Investor III                                            29,297        (52,864)      (23,567)
   Platinum Investor IV                                              7,301        (10,205)       (2,904)
   Platinum Investor FlexDirector                                       96            (85)           11
   Platinum Investor PLUS                                            3,450         (4,573)       (1,123)
   Platinum Investor Survivor                                          809         (3,518)       (2,709)
   Platinum Investor Survivor II                                     1,457           (207)        1,250
   Platinum Investor VIP                                            30,709        (22,018)        8,691
   Platinum Investor VIP (with GMWB rider)                             122            (30)           92
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                             355           (802)         (447)
   AG Legacy Plus                                                      545         (1,482)         (937)
   Income Advantage Select VUL                                         316            (25)          291

                                   VL-R - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.


                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------                                                        ------------ -------------- ------------
Putnam VT Small Cap Value Fund - Class IB - Continued
   Protection Advantage Select                                         114            (70)          44
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                    1,270         (1,089)         181
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                    1,445         (7,459)      (6,014)
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                             946           (669)         277
   Income Advantage Select VUL                                         525            (55)         470
   Platinum Investor I & II                                            155        (45,691)     (45,536)
   Platinum Investor I & II (first reduction in expense ratio)       5,701           (954)       4,747
   Platinum Investor III                                            12,089        (22,377)     (10,288)
   Platinum Investor IV                                              3,632         (3,163)         469
   Platinum Investor FlexDirector                                       93            (80)          13
   Platinum Investor PLUS                                            2,370         (2,504)        (134)
   Platinum Investor Survivor                                           --           (441)        (441)
   Platinum Investor Survivor II                                       500           (300)         200
   Platinum Investor VIP                                            10,002         (4,723)       5,279
   Protection Advantage Select                                         656            (65)         591
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                             521           (165)         356
   Income Advantage Select VUL                                       1,020           (162)         858
   Platinum Investor I & II                                             75         (2,725)      (2,650)
   Platinum Investor I & II (first reduction in expense ratio)         959             (1)         958
   Platinum Investor III                                            13,381        (14,391)      (1,010)
   Platinum Investor IV                                              2,554         (2,491)          63
   Platinum Investor FlexDirector                                       10             (8)           2
   Platinum Investor PLUS                                            3,937         (4,225)        (288)
   Platinum Investor Survivor                                           --            (74)         (74)
   Platinum Investor Survivor II                                       975           (206)         769
   Platinum Investor VIP                                             4,568         (2,345)       2,223
   Protection Advantage Select                                         243           (188)          55
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                         20,877       (102,666)     (81,789)
   Platinum Investor I & II (first reduction in expense ratio)      66,599        (11,184)      55,415
   Platinum Investor III                                            10,957        (28,706)     (17,749)
   Platinum Investor IV                                                854         (1,236)        (382)
   Platinum Investor PLUS                                              700         (2,494)      (1,794)
   Platinum Investor Survivor                                        1,828         (6,930)      (5,102)
   Platinum Investor Survivor II                                        --           (194)        (194)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                          4,604        (45,328)     (40,724)
   Platinum Investor I & II (first reduction in expense ratio)      32,008         (4,673)      27,335
   Platinum Investor III                                             3,456         (6,967)      (3,511)
   Platinum Investor IV                                              1,288           (480)         808
   Platinum Investor FlexDirector                                       --           (946)        (946)
   Platinum Investor PLUS                                              681         (1,242)        (561)
   Platinum Investor Survivor                                          688           (693)          (5)
   Platinum Investor Survivor II                                     3,958            (51)       3,907
VALIC Company I International Equities Fund
   AG Income Advantage VUL                                           2,804           (813)       1,991
   AG Legacy Plus                                                      554           (964)        (410)
   Corporate America (reduced surrender charge)                        254           (363)        (109)

                                   VL-R - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.


                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------                                                        ------------ -------------- ------------
VALIC Company I International Equities Fund - Continued
   Income Advantage Select VUL                                         384            (68)          316
   Platinum Investor I & II                                          4,069        (11,759)       (7,690)
   Platinum Investor I & II (first reduction in expense ratio)      24,592        (13,169)       11,423
   Platinum Investor III                                            39,699        (20,033)       19,666
   Platinum Investor IV                                              2,711         (3,122)         (411)
   Platinum Investor FlexDirector                                       --            (67)          (67)
   Platinum Investor PLUS                                            1,598         (3,888)       (2,290)
   Platinum Investor Survivor                                          856         (2,163)       (1,307)
   Platinum Investor Survivor II                                     2,759           (278)        2,481
   Platinum Investor VIP                                            13,846         (6,674)        7,172
   Protection Advantage Select                                         661           (410)          251
VALIC Company I Mid Cap Index Fund
   AG Income Advantage VUL                                           1,766           (536)        1,230
   AG Legacy Plus                                                      842         (4,900)       (4,058)
   Corporate America                                                    41         (1,281)       (1,240)
   Corporate America (reduced surrender charge)                      1,922           (445)        1,477
   Income Advantage Select VUL                                          57             (7)           50
   Platinum Investor I & II                                         14,837       (132,414)     (117,577)
   Platinum Investor I & II (first reduction in expense ratio)     166,241        (17,707)      148,534
   Platinum Investor III                                            57,252        (75,751)      (18,499)
   Platinum Investor IV                                              8,459        (12,528)       (4,069)
   Platinum Investor FlexDirector                                       59           (607)         (548)
   Platinum Investor PLUS                                            5,457        (12,506)       (7,049)
   Platinum Investor Survivor                                        1,983        (17,801)      (15,818)
   Platinum Investor Survivor II                                       969         (1,435)         (466)
   Platinum Investor VIP                                            24,562        (13,125)       11,437
   Platinum Investor VIP (with GMWB rider)                             112            (43)           69
   Protection Advantage Select                                         444           (287)          157
VALIC Company I Money Market I Fund
   AG Income Advantage VUL                                          21,456        (26,188)       (4,732)
   AG Legacy Plus                                                   18,272         (6,297)       11,975
   Corporate America (reduced surrender charge)                    136,398       (127,897)        8,501
   Income Advantage Select VUL                                      91,762        (87,794)        3,968
   Platinum Investor I & II                                         26,423       (309,817)     (283,394)
   Platinum Investor I & II (first reduction in expense ratio)     443,227       (212,740)      230,487
   Platinum Investor III                                            76,900       (268,641)     (191,741)
   Platinum Investor IV                                              9,745        (22,692)      (12,947)
   Platinum Investor FlexDirector                                      469           (483)          (14)
   Platinum Investor PLUS                                           25,020        (26,435)       (1,415)
   Platinum Investor Survivor                                       41,330        (63,853)      (22,523)
   Platinum Investor Survivor II                                    21,829       (166,067)     (144,238)
   Platinum Investor VIP                                            35,477        (46,007)      (10,530)
   Platinum Investor VIP (with GMWB rider)                             774         (2,544)       (1,770)
   Protection Advantage Select                                      50,003        (37,553)       12,450
VALIC Company I Nasdaq-100 Index Fund
   AG Income Advantage VUL                                           1,668         (1,017)          651
   Corporate America (reduced surrender charge)                        183           (643)         (460)
   Income Advantage Select VUL                                          15             (4)           11
   Platinum Investor I & II                                         12,361        (97,425)      (85,064)
   Platinum Investor I & II (first reduction in expense ratio)      20,815         (1,855)       18,960
   Platinum Investor III                                            66,125        (71,095)       (4,970)
   Platinum Investor IV                                              2,976         (2,812)          164

                                   VL-R - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.


                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------                                                        ------------ -------------- ------------
VALIC Company I Nasdaq-100 Index Fund - Continued
   Platinum Investor FlexDirector                                       35            (81)          (46)
   Platinum Investor PLUS                                            2,799         (6,895)       (4,096)
   Platinum Investor Survivor                                          539         (1,076)         (537)
   Platinum Investor Survivor II                                       950         (1,022)          (72)
   Platinum Investor VIP                                             6,186         (2,860)        3,326
   Protection Advantage Select                                          67            (32)           35
VALIC Company I Science & Technology Fund
   AG Income Advantage VUL                                           1,902           (183)        1,719
   Income Advantage Select VUL                                          20             (2)           18
   Platinum Investor I & II                                          2,769        (18,648)      (15,879)
   Platinum Investor I & II (first reduction in expense ratio)       2,661           (736)        1,925
   Platinum Investor III                                            25,916        (49,299)      (23,383)
   Platinum Investor IV                                              2,233         (2,076)          157
   Platinum Investor FlexDirector                                       88           (104)          (16)
   Platinum Investor PLUS                                            1,465         (1,344)          121
   Platinum Investor Survivor                                          876         (3,349)       (2,473)
   Platinum Investor Survivor II                                       858           (332)          526
   Platinum Investor VIP                                             5,841         (1,885)        3,956
   Protection Advantage Select                                         339           (146)          193
VALIC Company I Small Cap Index Fund
   AG Income Advantage VUL                                           2,070         (1,236)          834
   Corporate America (reduced surrender charge)                      4,331         (5,431)       (1,100)
   Corporate Investor Select                                           516            (10)          506
   Income Advantage Select VUL                                         343            (12)          331
   Platinum Investor I & II                                          4,026        (22,133)      (18,107)
   Platinum Investor I & II (first reduction in expense ratio)      25,843         (4,173)       21,670
   Platinum Investor III                                            30,242        (37,427)       (7,185)
   Platinum Investor IV                                              6,606         (8,617)       (2,011)
   Platinum Investor FlexDirector                                       24           (708)         (684)
   Platinum Investor PLUS                                            3,463         (9,469)       (6,006)
   Platinum Investor Survivor                                        1,346         (1,907)         (561)
   Platinum Investor Survivor II                                     3,265         (1,060)        2,205
   Platinum Investor VIP                                            21,423        (11,585)        9,838
   Protection Advantage Select                                       1,178           (562)          616
VALIC Company I Stock Index Fund
   AG Income Advantage VUL                                          32,924         (6,497)       26,427
   AG Legacy Plus                                                    1,228        (34,621)      (33,393)
   Corporate America                                                    77         (1,618)       (1,541)
   Corporate America (reduced surrender charge)                     14,611         (5,595)        9,016
   Corporate Investor Select                                           530            (10)          520
   Income Advantage Select VUL                                          18             (5)           13
   Platinum Investor I & II                                         51,888       (404,370)     (352,482)
   Platinum Investor I & II (first reduction in expense ratio)     390,593        (57,597)      332,996
   Platinum Investor III                                           105,509       (191,893)      (86,384)
   Platinum Investor IV                                             10,646        (12,329)       (1,683)
   Platinum Investor FlexDirector                                       51         (1,917)       (1,866)
   Platinum Investor PLUS                                           10,713        (44,082)      (33,369)
   Platinum Investor Survivor                                        7,897        (42,127)      (34,230)
   Platinum Investor Survivor II                                    18,506         (2,733)       15,773
   Platinum Investor VIP                                            27,245        (21,343)        5,902
   Protection Advantage Select                                       3,918           (910)        3,008

                                   VL-R - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2009.


                                                                 Accumulation  Accumulation  Net Increase
Divisions                                                        Units Issued Units Redeemed  (Decrease)
---------                                                        ------------ -------------- ------------
Van Kampen LIT Capital Growth Portfolio - Class I
   AG Legacy Plus                                                      226        (1,210)         (984)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                       84        (2,867)       (2,783)
Van Kampen LIT Growth and Income Portfolio - Class I
   AG Income Advantage VUL                                           3,976        (1,985)        1,991
   AG Income Advantage VUL (with GMWB rider)                            --           (79)          (79)
   Corporate America (reduced surrender charge)                      1,175          (929)          246
   Income Advantage Select VUL                                       1,835          (252)        1,583
   Platinum Investor I & II                                          7,896       (58,836)      (50,940)
   Platinum Investor I & II (first reduction in expense ratio)      43,976        (7,030)       36,946
   Platinum Investor III                                            37,968       (60,327)      (22,359)
   Platinum Investor IV                                             16,618       (13,585)        3,033
   Platinum Investor FlexDirector                                       44           (91)          (47)
   Platinum Investor PLUS                                            5,092        (5,938)         (846)
   Platinum Investor Survivor                                        1,358        (7,746)       (6,388)
   Platinum Investor Survivor II                                       935        (1,870)         (935)
   Platinum Investor VIP                                            25,681       (15,434)       10,247
   Platinum Investor VIP (with GMWB rider)                              --           (16)          (16)
   Protection Advantage Select                                       4,458        (1,403)        3,055
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                           1,656        (1,255)          401
   Corporate America (reduced surrender charge)                      6,887        (4,549)        2,338
   Corporate Investor Select                                           436            (9)          427
   Income Advantage Select VUL                                       2,556          (193)        2,363
   Platinum Investor I & II                                          1,639       (28,963)      (27,324)
   Platinum Investor I & II (first reduction in expense ratio)      21,753        (1,608)       20,145
   Platinum Investor III                                            29,737       (32,718)       (2,981)
   Platinum Investor IV                                              8,316        (8,842)         (526)
   Platinum Investor FlexDirector                                       79          (116)          (37)
   Platinum Investor PLUS                                            5,236        (6,849)       (1,613)
   Platinum Investor Survivor                                        3,273        (6,987)       (3,714)
   Platinum Investor Survivor II                                    20,251        (2,293)       17,958
   Platinum Investor VIP                                            21,555       (10,734)       10,821
   Platinum Investor VIP (with GMWB rider)                              78            (1)           77
   Protection Advantage Select                                       1,513          (350)        1,163
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                           8,216        (3,910)        4,306
   AG Income Advantage VUL (with GMWB rider)                            --           (40)          (40)
   Corporate America (reduced surrender charge)                      8,556        (7,129)        1,427
   Income Advantage Select VUL                                       3,758          (362)        3,396
   Income Advantage Select VUL (with GMWB rider)                       396           (27)          369
   Platinum Investor I & II                                          5,681       (32,777)      (27,096)
   Platinum Investor I & II (first reduction in expense ratio)      34,681        (6,464)       28,217
   Platinum Investor III                                            51,168       (57,073)       (5,905)
   Platinum Investor IV                                             25,525       (24,248)        1,277
   Platinum Investor FlexDirector                                    1,451        (2,622)       (1,171)
   Platinum Investor PLUS                                            9,522       (10,027)         (505)
   Platinum Investor Survivor                                          669        (5,076)       (4,407)
   Platinum Investor Survivor II                                     4,496        (1,045)        3,451
   Platinum Investor VIP                                            56,358       (40,980)       15,378
   Platinum Investor VIP (with GMWB rider)                             252          (152)          100
   Protection Advantage Select                                       3,839          (930)        2,909

                                   VL-R - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
AIG Retirement Company I International Equities Fund
   AG Legacy Plus                                                         704                (305)            399
   AIG Income Advantage VUL                                             2,166                (356)          1,810
   AIG Protection Advantage VUL                                         1,697                (117)          1,580
   Corporate America (reduced surrender charge)                           284                 (54)            230
   Platinum Investor I & II                                             4,290             (13,206)         (8,916)
   Platinum Investor I & II (first reduction in expense ratio)          8,933                (174)          8,759
   Platinum Investor III                                               16,816             (15,089)          1,727
   Platinum Investor IV                                                 2,459              (1,473)            986
   Platinum Investor FlexDirector                                         242                (331)            (89)
   Platinum Investor PLUS                                               2,071              (1,322)            749
   Platinum Investor Survivor                                             933                (986)            (53)
   Platinum Investor Survivor II                                        1,101                (434)            667
   Platinum Investor VIP                                               14,339              (4,376)          9,963
AIG Retirement Company I Mid Cap Index Fund
   AG Legacy Plus                                                         818              (1,970)         (1,152)
   AIG Income Advantage VUL                                             1,757                (173)          1,584
   AIG Protection Advantage VUL                                         1,836                 (57)          1,779
   Corporate America                                                       50                (207)           (157)
   Corporate America (reduced surrender charge)                         1,814              (4,960)         (3,146)
   Platinum Investor I & II                                            22,280             (89,802)        (67,522)
   Platinum Investor I & II (first reduction in expense ratio)         97,443              (1,669)         95,774
   Platinum Investor III                                               57,642             (70,642)        (13,000)
   Platinum Investor IV                                                 8,622              (7,141)          1,481
   Platinum Investor FlexDirector                                          64                (161)            (97)
   Platinum Investor PLUS                                               4,678              (5,226)           (548)
   Platinum Investor Survivor                                           2,205             (10,542)         (8,337)
   Platinum Investor Survivor II                                        2,211             (15,236)        (13,025)
   Platinum Investor VIP                                               34,601             (27,642)          6,959
   Platinum Investor VIP (with GMWB rider)                                 93                 (37)             56
AIG Retirement Company I Money Market I Fund
   AG Legacy Plus                                                       2,022              (1,551)            471
   AIG Income Advantage Select                                          8,579              (6,203)          2,376
   AIG Income Advantage VUL                                           196,497            (177,115)         19,382
   AIG Income Advantage VUL (with GMWB rider)                           3,026              (3,026)             --
   AIG Protection Advantage VUL                                        87,505             (72,893)         14,612
   Corporate America (reduced surrender charge)                       272,850            (181,611)         91,239
   Platinum Investor I & II                                            54,968            (163,822)       (108,854)
   Platinum Investor I & II (first reduction in expense ratio)         92,219              (3,822)         88,397
   Platinum Investor III                                              118,945            (376,288)       (257,343)
   Platinum Investor IV                                                51,440             (17,743)         33,697
   Platinum Investor FlexDirector                                       8,739             (10,317)         (1,578)
   Platinum Investor PLUS                                              27,348             (23,639)          3,709
   Platinum Investor Survivor                                          20,111             (91,892)        (71,781)
   Platinum Investor Survivor II                                       50,176             (90,154)        (39,978)

                                   VL-R - 52

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
AIG Retirement Company I Money Market I Fund - Continued
   Platinum Investor VIP                                              475,691            (367,438)       108,253
   Platinum Investor VIP (with GMWB rider)                                917                (194)           723
AIG Retirement Company I Nasdaq-100 Index Fund
   AIG Income Advantage VUL                                             4,623                (395)         4,228
   AIG Protection Advantage VUL                                             3                  (2)             1
   Corporate America (reduced surrender charge)                           467                  (7)           460
   Platinum Investor I & II                                            73,348             (11,116)        62,232
   Platinum Investor I & II (first reduction in expense ratio)         13,778                (646)        13,132
   Platinum Investor III                                               66,944             (82,195)       (15,251)
   Platinum Investor IV                                                 2,231              (2,303)           (72)
   Platinum Investor FlexDirector                                         376                 (25)           351
   Platinum Investor PLUS                                               2,828              (1,881)           947
   Platinum Investor Survivor                                           3,460              (2,497)           963
   Platinum Investor Survivor II                                        3,465              (2,785)           680
   Platinum Investor VIP                                                7,053              (1,662)         5,391
AIG Retirement Company I Science & Technology Fund
   AIG Income Advantage VUL                                               232                 (48)           184
   AIG Protection Advantage VUL                                           393                 (39)           354
   Platinum Investor I & II                                             3,061             (25,146)       (22,085)
   Platinum Investor I & II (first reduction in expense ratio)          5,406                (246)         5,160
   Platinum Investor III                                               25,703             (39,310)       (13,607)
   Platinum Investor IV                                                 1,143              (1,114)            29
   Platinum Investor FlexDirector                                         411                 (39)           372
   Platinum Investor PLUS                                               1,183              (1,071)           112
   Platinum Investor Survivor                                             923                (750)           173
   Platinum Investor Survivor II                                        1,105                (142)           963
   Platinum Investor VIP                                                4,846              (1,206)         3,640
AIG Retirement Company I Small Cap Index Fund
   AIG Income Advantage VUL                                             4,121                (322)         3,799
   AIG Protection Advantage VUL                                         1,626                (104)         1,522
   Corporate America (reduced surrender charge)                         7,442              (1,796)         5,646
   Platinum Investor I & II                                             6,276             (44,268)       (37,992)
   Platinum Investor I & II (first reduction in expense ratio)         42,557              (1,058)        41,499
   Platinum Investor III                                               28,223             (45,078)       (16,855)
   Platinum Investor IV                                                 7,377             (11,391)        (4,014)
   Platinum Investor FlexDirector                                          54                (484)          (430)
   Platinum Investor PLUS                                               3,513              (3,396)           117
   Platinum Investor Survivor                                           1,707              (2,860)        (1,153)
   Platinum Investor Survivor II                                        2,527                (904)         1,623
   Platinum Investor VIP                                               35,160             (25,825)         9,335
AIG Retirement Company I Stock Index Fund
   AG Legacy Plus                                                       1,136              (4,672)        (3,536)
   AIG Income Advantage VUL                                            27,177              (3,520)        23,657

                                   VL-R - 53

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
AIG Retirement Company I Stock Index Fund - Continued
   AIG Protection Advantage VUL                                         4,138                (160)          3,978
   Corporate America                                                       87                (371)           (284)
   Corporate America (reduced surrender charge)                         8,713             (10,719)         (2,006)
   Platinum Investor I & II                                            66,684            (266,322)       (199,638)
   Platinum Investor I & II (first reduction in expense ratio)        125,517              (3,554)        121,963
   Platinum Investor III                                              105,144            (276,193)       (171,049)
   Platinum Investor IV                                                10,340             (38,047)        (27,707)
   Platinum Investor FlexDirector                                          19              (2,035)         (2,016)
   Platinum Investor PLUS                                              11,083             (10,496)            587
   Platinum Investor Survivor                                          10,912             (27,094)        (16,182)
   Platinum Investor Survivor II                                       14,726              (3,044)         11,682
   Platinum Investor VIP                                               45,378             (22,210)         23,168
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                       52                (232)           (180)
   Corporate America (reduced surrender charge)                         1,141                (140)          1,001
   Platinum Investor I & II                                            70,715            (181,878)       (111,163)
   Platinum Investor I & II (first reduction in expense ratio)         65,115              (3,107)         62,008
   Platinum Investor III                                               54,571             (92,983)        (38,412)
   Platinum Investor IV                                                 4,419              (4,510)            (91)
   Platinum Investor FlexDirector                                           9                (475)           (466)
   Platinum Investor PLUS                                               4,343              (4,198)            145
   Platinum Investor Survivor                                           3,897              (5,763)         (1,866)
   Platinum Investor Survivor II                                        1,763              (1,381)            382
AIM V.I. Global Real Estate Fund - Series I
   AIG Income Advantage Select                                             18                  (1)             17
   AIG Income Advantage VUL                                             2,347                (220)          2,127
   AIG Protection Advantage VUL                                            46                  (3)             43
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                         841              (4,257)         (3,416)
   AIG Income Advantage Select                                             60                  (1)             59
   AIG Income Advantage VUL                                             5,873                (957)          4,916
   AIG Protection Advantage VUL                                         2,838                (188)          2,650
   Corporate America                                                       36                (151)           (115)
   Corporate America (reduced surrender charge)                         8,514              (1,699)          6,815
   Platinum Investor I & II                                            22,543             (84,062)        (61,519)
   Platinum Investor I & II (first reduction in expense ratio)         36,605              (2,143)         34,462
   Platinum Investor III                                               44,205             (75,263)        (31,058)
   Platinum Investor IV                                                12,159              (7,768)          4,391
   Platinum Investor FlexDirector                                       1,335                (390)            945
   Platinum Investor PLUS                                               2,899              (3,332)           (433)
   Platinum Investor Survivor                                           3,117             (13,115)         (9,998)
   Platinum Investor Survivor II                                        6,406              (2,661)          3,745
   Platinum Investor VIP                                               37,356             (15,322)         22,034

                                   VL-R - 54

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
AIM V.I. International Growth Fund - Series I - Continued
   Platinum Investor VIP (with GMWB rider)                                 42                 (41)             1
Alger American Capital Appreciation Portfolio - Class O Shares
   AIG Income Advantage VUL                                             4,943                (405)         4,538
   AIG Protection Advantage VUL                                         2,388                (225)         2,163
   Corporate America (reduced surrender charge)                           319                 (55)           264
   Platinum Investor I & II                                               216             (20,996)       (20,780)
   Platinum Investor III                                                7,945             (26,925)       (18,980)
   Platinum Investor IV                                                 3,950              (3,738)           212
   Platinum Investor FlexDirector                                         298                 (37)           261
   Platinum Investor PLUS                                               2,645              (3,446)          (801)
   Platinum Investor Survivor                                             300                 (31)           269
   Platinum Investor Survivor II                                        4,757              (1,698)         3,059
   Platinum Investor VIP                                               22,074              (8,023)        14,051
   Platinum Investor VIP (with GMWB rider)                                449                (119)           330
Alger American MidCap Growth Portfolio - Class O Shares
   AIG Income Advantage Select                                             30                  (1)            29
   AIG Income Advantage VUL                                            12,012                (588)        11,424
   AIG Income Advantage VUL (with GMWB rider)                             682                 (16)           666
   AIG Protection Advantage VUL                                         8,277                (210)         8,067
   Corporate America (reduced surrender charge)                         6,467              (1,526)         4,941
   Platinum Investor I & II                                                84                (871)          (787)
   Platinum Investor III                                               13,720             (15,934)        (2,214)
   Platinum Investor IV                                                 5,800              (4,793)         1,007
   Platinum Investor FlexDirector                                       1,056              (3,748)        (2,692)
   Platinum Investor PLUS                                               2,495              (2,466)            29
   Platinum Investor Survivor                                           2,123                (624)         1,499
   Platinum Investor Survivor II                                        7,569              (1,446)         6,123
   Platinum Investor VIP                                               24,900              (6,426)        18,474
   Platinum Investor VIP (with GMWB rider)                                 47                  (4)            43
American Century VP Value Fund - Class I
   AG Legacy Plus                                                         833              (1,700)          (867)
   AIG Income Advantage Select                                             38                  --             38
   AIG Income Advantage VUL                                             2,887                (540)         2,347
   AIG Protection Advantage VUL                                         1,047                 (71)           976
   Corporate America (reduced surrender charge)                        19,237              (9,796)         9,441
   Platinum Investor I & II                                             8,179             (48,226)       (40,047)
   Platinum Investor I & II (first reduction in expense ratio)         41,405                (305)        41,100
   Platinum Investor III                                               72,527            (129,026)       (56,499)
   Platinum Investor IV                                                25,020             (16,888)         8,132
   Platinum Investor FlexDirector                                         642                (100)           542
   Platinum Investor PLUS                                              11,910             (11,897)            13
   Platinum Investor Survivor                                           2,955              (7,444)        (4,489)
   Platinum Investor Survivor II                                        7,805             (17,464)        (9,659)

                                   VL-R - 55

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
American Century VP Value Fund - Class I - Continued
   Platinum Investor VIP                                               69,092             (20,890)        48,202
   Platinum Investor VIP (with GMWB rider)                                  1                 (15)           (14)
Credit Suisse Small Cap Core I Portfolio
   AIG Income Advantage Select                                             10                  --             10
   AIG Income Advantage VUL                                               427                 (60)           367
   AIG Income Advantage VUL (with GMWB rider)                             355                  (8)           347
   AIG Protection Advantage VUL                                         3,849                 (46)         3,803
   Platinum Investor I & II                                               714              (7,554)        (6,840)
   Platinum Investor III                                               25,255             (36,518)       (11,263)
   Platinum Investor IV                                                 3,087              (3,059)            28
   Platinum Investor FlexDirector                                       1,303              (4,184)        (2,881)
   Platinum Investor PLUS                                               3,023              (3,983)          (960)
   Platinum Investor Survivor                                           1,834                (170)         1,664
   Platinum Investor Survivor II                                        1,149                (294)           855
   Platinum Investor VIP                                                8,024              (4,214)         3,810
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                             5,031             (13,100)        (8,069)
   Platinum Investor I & II (first reduction in expense ratio)          4,267                (155)         4,112
   Platinum Investor III                                               35,476             (55,989)       (20,513)
   Platinum Investor IV                                                 4,924              (3,620)         1,304
   Platinum Investor FlexDirector                                           2                  (3)            (1)
   Platinum Investor PLUS                                               4,020              (4,953)          (933)
   Platinum Investor Survivor                                             717              (2,664)        (1,947)
   Platinum Investor Survivor II                                        1,416              (1,162)           254
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                       63                (261)          (198)
   Corporate America (reduced surrender charge)                            29                (833)          (804)
   Platinum Investor I & II                                            38,702             (72,161)       (33,459)
   Platinum Investor I & II (first reduction in expense ratio)         30,771              (1,381)        29,390
   Platinum Investor III                                               84,481            (110,535)       (26,054)
   Platinum Investor IV                                                 7,056              (4,752)         2,304
   Platinum Investor FlexDirector                                         329                 (19)           310
   Platinum Investor PLUS                                               9,047             (11,418)        (2,371)
   Platinum Investor Survivor                                           1,834              (9,826)        (7,992)
   Platinum Investor Survivor II                                          999             (13,599)       (12,600)
Dreyfus VIF International Value Portfolio - Initial Shares
   AIG Income Advantage Select                                          1,057                 (21)         1,036
   AIG Income Advantage VUL                                             3,246                (284)         2,962
   AIG Income Advantage VUL (with GMWB rider)                             482                 (10)           472
   AIG Protection Advantage VUL                                         1,542                 (61)         1,481
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                       21                (108)           (87)
   Corporate America (reduced surrender charge)                         4,652                (643)         4,009

                                   VL-R - 56

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.


                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor I & II                                            10,416             (58,153)        (47,737)
   Platinum Investor I & II (first reduction in expense ratio)         12,857                (349)         12,508
   Platinum Investor III                                               44,017             (62,802)        (18,785)
   Platinum Investor IV                                                13,127              (3,046)         10,081
   Platinum Investor FlexDirector                                          61                 (37)             24
   Platinum Investor PLUS                                               4,328              (6,502)         (2,174)
   Platinum Investor Survivor                                             871              (4,800)         (3,929)
   Platinum Investor Survivor II                                        3,237              (1,055)          2,182
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                         563              (2,239)         (1,676)
   AIG Income Advantage VUL                                               882                (274)            608
   AIG Protection Advantage VUL                                           306                 (46)            260
   Platinum Investor I & II                                             1,641             (19,021)        (17,380)
   Platinum Investor I & II (first reduction in expense ratio)          9,127                 (30)          9,097
   Platinum Investor III                                               39,650             (44,010)         (4,360)
   Platinum Investor IV                                                 3,166              (2,434)            732
   Platinum Investor FlexDirector                                          57                (200)           (143)
   Platinum Investor PLUS                                               4,204              (4,842)           (638)
   Platinum Investor Survivor                                             769              (2,911)         (2,142)
   Platinum Investor Survivor II                                          813              (3,457)         (2,644)
   Platinum Investor VIP                                                8,291              (2,447)          5,844
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                       1,107              (2,917)         (1,810)
   AIG Income Advantage Select                                            542                  (1)            541
   AIG Income Advantage VUL                                            22,956              (1,875)         21,081
   AIG Protection Advantage VUL                                         7,780                (337)          7,443
   Corporate America (reduced surrender charge)                        32,892              (2,874)         30,018
   Platinum Investor I & II                                            22,793            (154,403)       (131,610)
   Platinum Investor I & II (first reduction in expense ratio)         98,500              (2,561)         95,939
   Platinum Investor III                                              199,718            (183,426)         16,292
   Platinum Investor IV                                                40,482             (32,290)          8,192
   Platinum Investor FlexDirector                                         927              (3,869)         (2,942)
   Platinum Investor PLUS                                              18,287             (25,080)         (6,793)
   Platinum Investor Survivor                                          14,585             (11,175)          3,410
   Platinum Investor Survivor II                                       20,090              (3,569)         16,521
   Platinum Investor VIP                                              141,563             (49,774)         91,789
   Platinum Investor VIP (with GMWB rider)                                120                 (64)             56
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                       1,847              (8,388)         (6,541)
   AIG Income Advantage Select                                             59                  (1)             58
   AIG Income Advantage VUL                                            11,247              (1,729)          9,518
   AIG Protection Advantage VUL                                         3,947                (228)          3,719
   Corporate America (reduced surrender charge)                        18,976             (14,419)          4,557

                                   VL-R - 57

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2008.

                                                                    Accumulation Units Accumulation Units Net Increase
Divisions                                                                 Issued            Redeemed       (Decrease)
---------                                                           ------------------ ------------------ ------------
Fidelity VIP Equity-Income Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                               18,134             (78,272)       (60,138)
   Platinum Investor I & II (first reduction in expense ratio)            49,732                (832)        48,900
   Platinum Investor III                                                 128,032            (177,648)       (49,616)
   Platinum Investor IV                                                   16,418             (12,744)         3,674
   Platinum Investor FlexDirector                                          8,471                (239)         8,232
   Platinum Investor PLUS                                                 15,755             (14,551)         1,204
   Platinum Investor Survivor                                              6,279             (17,293)       (11,014)
   Platinum Investor Survivor II                                          21,741              (1,773)        19,968
   Platinum Investor VIP                                                  53,656             (18,760)        34,896
   Platinum Investor VIP (with GMWB rider)                                    96                 (34)            62
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AIG Income Advantage VUL                                                2,251                (716)         1,535
   AIG Protection Advantage VUL                                            1,124                (366)           758
   Platinum Investor I & II                                                   --                (166)          (166)
   Platinum Investor III                                                   1,572                (749)           823
   Platinum Investor IV                                                      128                 (69)            59
   Platinum Investor FlexDirector                                            659                 (55)           604
   Platinum Investor PLUS                                                      9                  (2)             7
   Platinum Investor VIP                                                   2,057                (762)         1,295
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AIG Income Advantage VUL                                                3,602              (1,234)         2,368
   AIG Protection Advantage VUL                                              256                 (20)           236
   Corporate America (reduced surrender charge)                           51,201                 (75)        51,126
   Platinum Investor III                                                   1,089                (358)           731
   Platinum Investor IV                                                      142                (149)            (7)
   Platinum Investor PLUS                                                      9                  (2)             7
   Platinum Investor VIP                                                   3,581              (2,029)         1,552
   Platinum Investor VIP (with GMWB rider)                                    58                  (7)            51
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AIG Income Advantage VUL                                                1,812                (463)         1,349
   AIG Protection Advantage VUL                                              961                 (60)           901
   Platinum Investor III                                                   2,629              (2,671)           (42)
   Platinum Investor IV                                                      428                 (86)           342
   Platinum Investor PLUS                                                     53                 (18)            35
   Platinum Investor Survivor II                                           1,900              (1,653)           247
   Platinum Investor VIP                                                  17,331              (6,951)        10,380
   Platinum Investor VIP (with GMWB rider)                                   115                 (21)            94
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                            201              (2,770)        (2,569)
   AIG Income Advantage Select                                               837                 (17)           820
   AIG Income Advantage VUL                                                7,416              (1,332)         6,084
   AIG Protection Advantage VUL                                            2,984                (197)         2,787
   Corporate America (reduced surrender charge)                           18,058             (14,989)         3,069

                                   VL-R - 58

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                            Accumulation Units Accumulation Units Net Increase
Divisions                                                                         Issued            Redeemed       (Decrease)
---------                                                                   ------------------ ------------------ ------------
Fidelity VIP Growth Portfolio - Service Class 2 - Continued
   Platinum Investor I & II                                                       10,061             (26,169)       (16,108)
   Platinum Investor I & II (first reduction in expense ratio)                    14,134                (912)        13,222
   Platinum Investor III                                                         182,163            (214,896)       (32,733)
   Platinum Investor IV                                                           11,712             (12,225)          (513)
   Platinum Investor FlexDirector                                                  2,459              (6,810)        (4,351)
   Platinum Investor PLUS                                                         16,282             (25,636)        (9,354)
   Platinum Investor Survivor                                                      6,715              (9,359)        (2,644)
   Platinum Investor Survivor II                                                  29,362              (3,237)        26,125
   Platinum Investor VIP                                                          33,344             (10,444)        22,900
   Platinum Investor VIP (with GMWB rider)                                            --                  (3)            (3)
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage Select                                                       773                 (16)           757
   AIG Income Advantage VUL                                                        9,649              (1,387)         8,262
   AIG Protection Advantage VUL                                                    1,722                (245)         1,477
   Corporate America (reduced surrender charge)                                   21,536              (6,134)        15,402
   Platinum Investor I & II                                                          107              (9,297)        (9,190)
   Platinum Investor III                                                          24,850             (39,129)       (14,279)
   Platinum Investor IV                                                           26,038             (21,407)         4,631
   Platinum Investor FlexDirector                                                    210                (527)          (317)
   Platinum Investor PLUS                                                          3,983              (3,398)           585
   Platinum Investor Survivor                                                        689              (2,609)        (1,920)
   Platinum Investor Survivor II                                                   5,282              (2,116)         3,166
   Platinum Investor VIP                                                          91,864             (25,447)        66,417
   Platinum Investor VIP (with GMWB rider)                                            --                  (3)            (3)
Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2
   AIG Income Advantage Select                                                        43                  (1)            42
   AIG Income Advantage VUL                                                        5,906              (1,309)         4,597
   AIG Protection Advantage VUL                                                    2,327                (192)         2,135
   Corporate America (reduced surrender charge)                                   12,620              (3,305)         9,315
   Platinum Investor I & II                                                           52              (4,530)        (4,478)
   Platinum Investor I & II (first reduction in expense ratio)                     1,780                 (31)         1,749
   Platinum Investor III                                                         101,596             (30,729)        70,867
   Platinum Investor IV                                                           18,461             (17,734)           727
   Platinum Investor FlexDirector                                                    996                (381)           615
   Platinum Investor PLUS                                                          3,332              (3,523)          (191)
   Platinum Investor Survivor                                                      5,689              (1,121)         4,568
   Platinum Investor Survivor II                                                  12,428              (1,150)        11,278
   Platinum Investor VIP                                                          57,028             (17,617)        39,411
   Platinum Investor VIP (with GMWB rider)                                            37                 (14)            23
Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2
   AG Legacy Plus                                                                    650                (484)           166
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                                   10,444                (120)        10,324

                                   VL-R - 59

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                        Accumulation Units Accumulation Units Net Increase
Divisions                                                                     Issued            Redeemed       (Decrease)
---------                                                               ------------------ ------------------ ------------
Franklin Templeton Franklin U.S. Government Fund - Class 2 - Continued
   Platinum Investor I & II                                                   22,903             (9,508)         13,395
   Platinum Investor I & II (first reduction in expense ratio)                 1,113                 --           1,113
   Platinum Investor III                                                      34,713            (23,225)         11,488
   Platinum Investor IV                                                       30,190             (6,948)         23,242
   Platinum Investor FlexDirector                                              1,997               (182)          1,815
   Platinum Investor PLUS                                                      3,741             (5,329)         (1,588)
   Platinum Investor Survivor                                                    426               (214)            212
   Platinum Investor Survivor II                                               8,564             (3,882)          4,682
   Platinum Investor VIP                                                      39,901             (8,648)         31,253
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AIG Income Advantage VUL                                                    3,140               (457)          2,683
   AIG Protection Advantage VUL                                               10,706               (115)         10,591
   Corporate America (reduced surrender charge)                                3,022                (28)          2,994
   Platinum Investor I & II                                                    8,893            (54,647)        (45,754)
   Platinum Investor I & II (first reduction in expense ratio)                 7,990               (130)          7,860
   Platinum Investor III                                                      33,914            (45,246)        (11,332)
   Platinum Investor IV                                                       14,534            (11,023)          3,511
   Platinum Investor FlexDirector                                              1,103               (274)            829
   Platinum Investor PLUS                                                      8,081             (6,805)          1,276
   Platinum Investor Survivor                                                    888             (2,915)         (2,027)
   Platinum Investor Survivor II                                               4,804             (1,045)          3,759
   Platinum Investor VIP                                                      31,482            (13,804)         17,678
   Platinum Investor VIP (with GMWB rider)                                        82               (136)            (54)
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                                333             (1,135)           (802)
   Corporate America (reduced surrender charge)                                8,073             (4,137)          3,936
   Platinum Investor I & II                                                    4,485            (22,665)        (18,180)
   Platinum Investor I & II (first reduction in expense ratio)                 7,421               (177)          7,244
   Platinum Investor III                                                      25,287            (34,395)         (9,108)
   Platinum Investor IV                                                        7,941             (8,429)           (488)
   Platinum Investor FlexDirector                                              5,133               (505)          4,628
   Platinum Investor PLUS                                                      4,684             (4,756)            (72)
   Platinum Investor Survivor                                                    874             (4,430)         (3,556)
   Platinum Investor Survivor II                                              13,060             (1,242)         11,818
   Platinum Investor VIP                                                      19,177             (8,099)         11,078
   Platinum Investor VIP (with GMWB rider)                                        (1)                (5)             (6)
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                                       --               (175)           (175)
   Platinum Investor III                                                          --             (2,034)         (2,034)
   Platinum Investor PLUS                                                         --                 (2)             (2)
   Platinum Investor Survivor                                                      1            (48,229)        (48,228)
   Platinum Investor Survivor II                                                  --               (106)           (106)

                                   VL-R - 60

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Janus Aspen Forty Portfolio - Service Shares
   AIG Income Advantage Select                                             73                 (1)             72
   AIG Income Advantage VUL                                            10,173               (670)          9,503
   AIG Income Advantage VUL (with GMWB rider)                             576                (13)            563
   AIG Protection Advantage VUL                                         8,548               (202)          8,346
Janus Aspen International Growth Portfolio - Service Shares
   AIG Income Advantage VUL                                            25,959             (2,451)         23,508
   AIG Protection Advantage VUL                                         6,782               (407)          6,375
   Corporate America (reduced surrender charge)                        10,220             (1,693)          8,527
   Platinum Investor I & II                                            13,605            (85,714)        (72,109)
   Platinum Investor I & II (first reduction in expense ratio)         35,745             (1,385)         34,360
   Platinum Investor III                                               42,646            (56,625)        (13,979)
   Platinum Investor IV                                                 9,883             (6,541)          3,342
   Platinum Investor FlexDirector                                       1,596               (482)          1,114
   Platinum Investor PLUS                                               9,248             (3,087)          6,161
   Platinum Investor Survivor                                           3,234             (5,364)         (2,130)
   Platinum Investor Survivor II                                       11,308             (3,005)          8,303
   Platinum Investor VIP                                               61,474            (19,670)         41,804
   Platinum Investor VIP (with GMWB rider)                                767               (224)            543
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   AIG Income Advantage Select                                             25                 --              25
   AIG Income Advantage VUL                                             4,728               (362)          4,366
   AIG Protection Advantage VUL                                         6,154               (123)          6,031
   Corporate America (reduced surrender charge)                         8,814               (935)          7,879
   Platinum Investor I & II                                            49,233             (8,929)         40,304
   Platinum Investor I & II (first reduction in expense ratio)          2,440               (265)          2,175
   Platinum Investor III                                               62,338            (51,480)         10,858
   Platinum Investor IV                                                 2,354             (1,728)            626
   Platinum Investor FlexDirector                                          87                (45)             42
   Platinum Investor PLUS                                               2,696             (2,164)            532
   Platinum Investor Survivor                                             469             (2,214)         (1,745)
   Platinum Investor Survivor II                                        9,892             (1,828)          8,064
   Platinum Investor VIP                                               10,724             (2,907)          7,817
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                         3,884               (164)          3,720
   Platinum Investor I & II                                             3,298            (21,456)        (18,158)
   Platinum Investor I & II (first reduction in expense ratio)          7,113               (206)          6,907
   Platinum Investor III                                               59,143            (75,887)        (16,744)
   Platinum Investor IV                                                 1,968             (1,474)            494
   Platinum Investor PLUS                                               2,968             (3,401)           (433)
   Platinum Investor Survivor                                           1,365            (10,857)         (9,492)
   Platinum Investor Survivor II                                          598            (17,336)        (16,738)
JPMorgan Insurance Trust Government Bond Portfolio - Class I
   AIG Income Advantage Select                                             37                 --              37

                                   VL-R - 61

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                          Accumulation Units Accumulation Units Net Increase
Divisions                                                                       Issued            Redeemed       (Decrease)
---------                                                                 ------------------ ------------------ ------------
JPMorgan Insurance Trust Government Bond Portfolio - Class I - Continued
   AIG Income Advantage VUL                                                        813                 (76)           737
   AIG Protection Advantage VUL                                                  1,920                (112)         1,808
JPMorgan International Equity Portfolio
   AIG Income Advantage Select                                                      38                  --             38
   AIG Income Advantage VUL                                                      1,251                (384)           867
   AIG Income Advantage VUL (with GMWB rider)                                      591                 (13)           578
   AIG Protection Advantage VUL                                                  2,656                 (95)         2,561
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                                         --                (220)          (220)
   Platinum Investor III                                                            --             (29,248)       (29,248)
   Platinum Investor IV                                                              1              (2,114)        (2,113)
   Platinum Investor PLUS                                                           --              (1,370)        (1,370)
   Platinum Investor Survivor                                                       --              (8,983)        (8,983)
   Platinum Investor Survivor II                                                    --                (263)          (263)
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                                      5,026             (10,368)        (5,342)
   Platinum Investor I & II (first reduction in expense ratio)                   2,616                 (33)         2,583
   Platinum Investor III                                                        16,518             (17,686)        (1,168)
   Platinum Investor IV                                                          5,914              (3,431)         2,483
   Platinum Investor FlexDirector                                                  167                 (85)            82
   Platinum Investor PLUS                                                        2,135              (2,469)          (334)
   Platinum Investor Survivor                                                      157              (1,931)        (1,774)
   Platinum Investor Survivor II                                                 3,108                (781)         2,327
   Platinum Investor VIP                                                        32,939              (9,927)        23,012
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                                     --                (331)          (331)
   Platinum Investor I & II                                                      2,816             (15,326)       (12,510)
   Platinum Investor I & II (first reduction in expense ratio)                   4,655                (504)         4,151
   Platinum Investor III                                                        63,615             (94,312)       (30,697)
   Platinum Investor IV                                                          2,209              (1,813)           396
   Platinum Investor FlexDirector                                                   10                (374)          (364)
   Platinum Investor PLUS                                                        5,069              (6,137)        (1,068)
   Platinum Investor Survivor                                                    2,502              (3,323)          (821)
   Platinum Investor Survivor II                                                   708                (264)           444
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                                  238                (590)          (352)
   Corporate America (reduced surrender charge)                                    635              (3,978)        (3,343)
   Platinum Investor I & II                                                     54,602            (124,304)       (69,702)
   Platinum Investor I & II (first reduction in expense ratio)                  41,668              (1,859)        39,809
   Platinum Investor III                                                        94,811            (108,436)       (13,625)
   Platinum Investor IV                                                          2,182              (2,041)           141
   Platinum Investor FlexDirector                                               11,792                (164)        11,628
   Platinum Investor PLUS                                                        5,612              (7,728)        (2,116)
   Platinum Investor Survivor                                                    9,176             (20,801)       (11,625)

                                   VL-R - 62

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
MFS VIT Growth Series - Initial Class - Continued
   Platinum Investor Survivor II                                          326                (347)           (21)
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                       1,430              (1,316)           114
   AIG Income Advantage Select                                             24                  --             24
   AIG Income Advantage VUL                                             1,664                (153)         1,511
   AIG Protection Advantage VUL                                         4,560                 (26)         4,534
   Corporate America (reduced surrender charge)                           962                (190)           772
   Platinum Investor I & II                                             1,861              (9,119)        (7,258)
   Platinum Investor I & II (first reduction in expense ratio)          6,223                 (61)         6,162
   Platinum Investor III                                               52,180             (51,032)         1,148
   Platinum Investor IV                                                 3,271              (1,694)         1,577
   Platinum Investor FlexDirector                                           4                 (16)           (12)
   Platinum Investor PLUS                                               3,789              (3,951)          (162)
   Platinum Investor Survivor                                             599              (3,209)        (2,610)
   Platinum Investor Survivor II                                        8,327                (183)         8,144
   Platinum Investor VIP                                                8,148              (3,005)         5,143
   Platinum Investor VIP (with GMWB rider)                                 --                 (33)           (33)
MFS VIT Research Series - Initial Class
   AIG Income Advantage Select                                             39                  --             39
   AIG Income Advantage VUL                                             1,305                (114)         1,191
   AIG Protection Advantage VUL                                           891                 (38)           853
   Corporate America (reduced surrender charge)                           984                (281)           703
   Platinum Investor I & II                                            21,122              (3,863)        17,259
   Platinum Investor III                                              155,268             (29,787)       125,481
   Platinum Investor IV                                                 1,139              (2,285)        (1,146)
   Platinum Investor FlexDirector                                           2                (216)          (214)
   Platinum Investor PLUS                                               1,584              (1,919)          (335)
   Platinum Investor Survivor                                          11,347              (1,206)        10,141
   Platinum Investor Survivor II                                          271                 (82)           189
   Platinum Investor VIP                                                6,315              (2,171)         4,144
   Platinum Investor VIP (with GMWB rider)                                 --                  (3)            (3)
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                       1,335             (13,662)       (12,327)
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AIG Income Advantage Select                                              9                  --              9
   AIG Income Advantage VUL                                             4,941                (296)         4,645
   AIG Protection Advantage VUL                                         3,301                (544)         2,757
   Corporate America (reduced surrender charge)                         2,578              (1,711)           867
   Platinum Investor I & II                                             4,638             (27,046)       (22,408)
   Platinum Investor I & II (first reduction in expense ratio)          7,264                 (54)         7,210
   Platinum Investor III                                               50,473            (130,457)       (79,984)
   Platinum Investor IV                                                 3,787              (2,679)         1,108
   Platinum Investor FlexDirector                                         315                 (23)           292

                                   VL-R - 63

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                         Accumulation Units Accumulation Units Net Increase
Divisions                                                                      Issued            Redeemed       (Decrease)
---------                                                                ------------------ ------------------ ------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I - Continued
   Platinum Investor PLUS                                                       4,293             (6,921)         (2,628)
   Platinum Investor Survivor                                                   1,565            (13,031)        (11,466)
   Platinum Investor Survivor II                                                6,252             (2,476)          3,776
   Platinum Investor VIP                                                       16,878             (5,571)         11,307
   Platinum Investor VIP (with GMWB rider)                                         41                 (3)             38
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                               1,217               (378)            839
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AIG Income Advantage VUL                                                       120                (95)             25
   AIG Protection Advantage VUL                                                     5                 (2)              3
   Corporate America (reduced surrender charge)                                   912                (11)            901
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                                       600                (79)            521
   AIG Protection Advantage VUL                                                 1,824                (24)          1,800
   Platinum Investor I & II                                                     4,406               (357)          4,049
   Platinum Investor III                                                        9,131             (8,764)            367
   Platinum Investor IV                                                        10,369             (7,171)          3,198
   Platinum Investor FlexDirector                                               1,097               (709)            388
   Platinum Investor PLUS                                                       3,024               (974)          2,050
   Platinum Investor Survivor                                                     184                (68)            116
   Platinum Investor Survivor II                                                2,092               (726)          1,366
   Platinum Investor VIP                                                       15,623             (6,699)          8,924
   Platinum Investor VIP (with GMWB rider)                                         68                (28)             40
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage Select                                                     69                 (1)             68
   AIG Income Advantage VUL                                                     5,595             (1,201)          4,394
   AIG Protection Advantage VUL                                                 2,588                (35)          2,553
   Corporate America (reduced surrender charge)                                 6,597               (580)          6,017
   Platinum Investor I & II                                                        30            (13,353)        (13,323)
   Platinum Investor III                                                       17,853            (20,515)         (2,662)
   Platinum Investor IV                                                        12,876            (15,320)         (2,444)
   Platinum Investor FlexDirector                                                  98                (71)             27
   Platinum Investor PLUS                                                       3,201             (2,732)            469
   Platinum Investor Survivor                                                   1,043               (398)            645
   Platinum Investor Survivor II                                                3,038               (846)          2,192
   Platinum Investor VIP                                                       43,716            (17,858)         25,858
   Platinum Investor VIP (with GMWB rider)                                         94                (39)             55
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                                 107             (1,758)         (1,651)
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class
   AIG Income Advantage Select                                                     55                 (1)             54
   AIG Income Advantage VUL                                                     2,210               (353)          1,857
   AIG Income Advantage VUL (with GMWB rider)                                     202                 (5)            197

                                   VL-R - 64

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                           Accumulation Units Accumulation Units Net Increase
Divisions                                                                        Issued            Redeemed       (Decrease)
---------                                                                  ------------------ ------------------ ------------
PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class -
  Continued
   AIG Protection Advantage VUL                                                   2,141               (114)          2,027
   Corporate America (reduced surrender charge)                                   9,649               (977)          8,672
   Platinum Investor I & II                                                       1,369               (242)          1,127
   Platinum Investor III                                                          9,140            (16,715)         (7,575)
   Platinum Investor IV                                                           6,488               (871)          5,617
   Platinum Investor FlexDirector                                                 4,793                (63)          4,730
   Platinum Investor PLUS                                                         1,302               (203)          1,099
   Platinum Investor Survivor II                                                  7,239             (1,260)          5,979
   Platinum Investor VIP                                                         13,787             (3,630)         10,157
   Platinum Investor VIP (with GMWB rider)                                           --                 (2)             (2)
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative Class
   AIG Income Advantage Select                                                       14                 --              14
   AIG Income Advantage VUL                                                       4,345               (217)          4,128
   AIG Protection Advantage VUL                                                     464                (26)            438
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                                   408             (3,550)         (3,142)
   AIG Income Advantage Select                                                      963                (21)            942
   AIG Income Advantage VUL                                                       1,546               (266)          1,280
   AIG Protection Advantage VUL                                                     918                (56)            862
   Corporate America (reduced surrender charge)                                  28,584             (4,139)         24,445
   Platinum Investor I & II                                                       5,103            (39,457)        (34,354)
   Platinum Investor I & II (first reduction in expense ratio)                   25,047               (708)         24,339
   Platinum Investor III                                                         56,659            (92,682)        (36,023)
   Platinum Investor IV                                                          30,859            (13,671)         17,188
   Platinum Investor FlexDirector                                                   192               (255)            (63)
   Platinum Investor PLUS                                                        10,384             (6,785)          3,599
   Platinum Investor Survivor                                                     1,136             (6,919)         (5,783)
   Platinum Investor Survivor II                                                 13,428             (3,005)         10,423
   Platinum Investor VIP                                                         61,964            (11,356)         50,608
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage Select                                                      736                (15)            721
   AIG Income Advantage VUL                                                       2,932               (398)          2,534
   AIG Income Advantage VUL (with GMWB rider)                                       302                 (6)            296
   AIG Protection Advantage VUL                                                   1,215                (56)          1,159
   Corporate America (reduced surrender charge)                                   7,631             (5,330)          2,301
   Platinum Investor I & II                                                       1,663            (35,360)        (33,697)
   Platinum Investor I & II (first reduction in expense ratio)                    6,892                (62)          6,830
   Platinum Investor III                                                         29,685            (35,309)         (5,624)
   Platinum Investor IV                                                           9,084             (7,640)          1,444
   Platinum Investor FlexDirector                                                 1,229             (4,826)         (3,597)
   Platinum Investor PLUS                                                         3,795             (4,104)           (309)
   Platinum Investor Survivor                                                       785             (1,719)           (934)
   Platinum Investor Survivor II                                                  2,745            (12,468)         (9,723)

                                   VL-R - 65

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                   Accumulation Units Accumulation Units Net Increase
Divisions                                                                Issued            Redeemed       (Decrease)
---------                                                          ------------------ ------------------ ------------
PIMCO VIT Short-Term Portfolio - Administrative Class - Continued
   Platinum Investor VIP                                                 12,882              (6,128)          6,754
   Platinum Investor VIP (with GMWB rider)                                   --                  (3)             (3)
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                         1,605              (1,694)            (89)
   AIG Income Advantage Select                                              728                 (15)            713
   AIG Income Advantage VUL                                               6,536                (869)          5,667
   AIG Income Advantage VUL (with GMWB rider)                               331                  (6)            325
   AIG Protection Advantage VUL                                          10,158              (1,250)          8,908
   Corporate America (reduced surrender charge)                          31,564              (5,678)         25,886
   Platinum Investor I & II                                              10,691            (118,971)       (108,280)
   Platinum Investor I & II (first reduction in expense ratio)           18,236                (203)         18,033
   Platinum Investor III                                                 79,575            (283,057)       (203,482)
   Platinum Investor IV                                                  27,019             (26,943)             76
   Platinum Investor FlexDirector                                         1,946                (991)            955
   Platinum Investor PLUS                                                15,591             (10,489)          5,102
   Platinum Investor Survivor                                             4,008              (8,969)         (4,961)
   Platinum Investor Survivor II                                          8,895              (8,034)            861
   Platinum Investor VIP                                                 70,331             (19,760)         50,571
   Platinum Investor VIP (with GMWB rider)                                   34                 (49)            (15)
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                              12,060             (44,898)        (32,838)
   Platinum Investor I & II (first reduction in expense ratio)           33,386                (870)         32,516
   Platinum Investor III                                                  5,889              (9,102)         (3,213)
   Platinum Investor PLUS                                                   127                (198)            (71)
   Platinum Investor Survivor                                               441              (1,966)         (1,525)
   Platinum Investor Survivor II                                              1                  (8)             (7)
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                                         43                (179)           (136)
   Platinum Investor I & II                                              19,908            (102,263)        (82,355)
   Platinum Investor I & II (first reduction in expense ratio)           59,191              (2,299)         56,892
   Platinum Investor III                                                 21,991             (29,446)         (7,455)
   Platinum Investor PLUS                                                 1,560                (746)            814
   Platinum Investor Survivor                                             1,423              (4,168)         (2,745)
   Platinum Investor Survivor II                                             (1)            (19,246)        (19,247)
Pioneer Mid Cap Value VCT Portfolio - Class I
   AIG Income Advantage Select                                               31                  --              31
   AIG Income Advantage VUL                                               1,675                (129)          1,546
   AIG Protection Advantage VUL                                             811                 (11)            800
   Platinum Investor I & II                                                 622                (247)            375
   Platinum Investor III                                                  1,704                (813)            891
   Platinum Investor IV                                                     244                (242)              2
   Platinum Investor FlexDirector                                         6,076                (145)          5,931
   Platinum Investor PLUS                                                 1,130                (200)            930

                                   VL-R - 66

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor Survivor II                                          975                (562)           413
   Platinum Investor VIP                                               15,111              (2,846)        12,265
   Platinum Investor VIP (with GMWB rider)                                479                (112)           367
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                         429              (1,839)        (1,410)
   AIG Income Advantage VUL                                             2,229                 (80)         2,149
   AIG Protection Advantage VUL                                           906                 (51)           855
   Corporate America                                                    7,211             (34,401)       (27,190)
   Corporate America (reduced surrender charge)                         5,917              (5,853)            64
   Platinum Investor I & II                                             3,538             (73,960)       (70,422)
   Platinum Investor I & II (first reduction in expense ratio)         28,537              (1,035)        27,502
   Platinum Investor III                                               11,741             (21,239)        (9,498)
   Platinum Investor IV                                                 4,021              (2,759)         1,262
   Platinum Investor FlexDirector                                           4                (140)          (136)
   Platinum Investor PLUS                                               1,692              (2,620)          (928)
   Platinum Investor Survivor                                             417                (605)          (188)
   Platinum Investor Survivor II                                        1,148                (354)           794
   Platinum Investor VIP                                               15,326              (5,378)         9,948
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                                    9,807             (41,647)       (31,840)
   Corporate America (reduced surrender charge)                         5,200              (9,195)        (3,995)
   Platinum Investor I & II                                            29,395            (106,017)       (76,622)
   Platinum Investor I & II (first reduction in expense ratio)         45,464              (2,662)        42,802
   Platinum Investor III                                              105,036            (128,627)       (23,591)
   Platinum Investor IV                                                14,266             (10,296)         3,970
   Platinum Investor FlexDirector                                       2,016              (6,980)        (4,964)
   Platinum Investor PLUS                                               8,155              (8,907)          (752)
   Platinum Investor Survivor                                           1,881              (9,711)        (7,830)
   Platinum Investor Survivor II                                        3,555                (499)         3,056
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                         5,025              (2,719)         2,306
   Platinum Investor I & II                                            17,839             (70,232)       (52,393)
   Platinum Investor I & II (first reduction in expense ratio)         69,243              (2,566)        66,677
   Platinum Investor III                                               28,496             (62,635)       (34,139)
   Platinum Investor IV                                                 9,031             (11,459)        (2,428)
   Platinum Investor FlexDirector                                          75                (200)          (125)
   Platinum Investor PLUS                                               3,136              (3,233)           (97)
   Platinum Investor Survivor                                             913              (5,450)        (4,537)
   Platinum Investor Survivor II                                        1,312              (1,700)          (388)
   Platinum Investor VIP                                               50,322             (14,166)        36,156
   Platinum Investor VIP (with GMWB rider)                                 90                 (22)            68
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                         477              (2,187)        (1,710)

                                   VL-R - 67

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Putnam VT Small Cap Value Fund - Class IB - Continued
   AIG Income Advantage VUL                                             4,052               (244)          3,808
   AIG Protection Advantage VUL                                             0                 --               0
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                       1,003               (687)            316
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                       1,528             (8,465)         (6,937)
SunAmerica Aggressive Growth Portfolio - Class 1
   AIG Income Advantage VUL                                               700                (71)            629
   AIG Protection Advantage VUL                                           227                 --             227
   Platinum Investor I & II                                            39,943             (1,263)         38,680
   Platinum Investor I & II (first reduction in expense ratio)            279                 --             279
   Platinum Investor III                                               18,406             (9,642)          8,764
   Platinum Investor IV                                                 3,950             (2,653)          1,297
   Platinum Investor FlexDirector                                         118                (59)             59
   Platinum Investor PLUS                                               2,073             (2,326)           (253)
   Platinum Investor Survivor                                              --               (188)           (188)
   Platinum Investor Survivor II                                          341             (5,715)         (5,374)
   Platinum Investor VIP                                               11,304             (3,354)          7,950
SunAmerica Balanced Portfolio - Class 1
   AIG Income Advantage VUL                                               442                (19)            423
   AIG Protection Advantage VUL                                           107                (17)             90
   Platinum Investor I & II                                             2,857               (414)          2,443
   Platinum Investor III                                               16,287            (13,869)          2,418
   Platinum Investor IV                                                   526             (3,212)         (2,686)
   Platinum Investor FlexDirector                                          39                 (6)             33
   Platinum Investor PLUS                                               4,233             (4,851)           (618)
   Platinum Investor Survivor                                              --                (64)            (64)
   Platinum Investor Survivor II                                        1,659               (465)          1,194
   Platinum Investor VIP                                                4,612             (2,316)          2,296
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                            22,703            (60,229)        (37,526)
   Platinum Investor I & II (first reduction in expense ratio)         29,698               (971)         28,727
   Platinum Investor III                                               13,225            (13,635)           (410)
   Platinum Investor IV                                                 1,126             (1,675)           (549)
   Platinum Investor PLUS                                                 712               (867)           (155)
   Platinum Investor Survivor                                           3,056             (2,754)            302
   Platinum Investor Survivor II                                           --                 (2)             (2)
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                             6,548            (17,874)        (11,326)
   Platinum Investor I & II (first reduction in expense ratio)          8,106               (160)          7,946
   Platinum Investor III                                                3,151             (7,142)         (3,991)
   Platinum Investor IV                                                   997               (442)            555
   Platinum Investor FlexDirector                                         249             (1,967)         (1,718)

                                   VL-R - 68

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
UIF High Yield Portfolio - Class I Shares - Continued
   Platinum Investor PLUS                                                 608               (579)             29
   Platinum Investor Survivor                                             225               (162)             63
   Platinum Investor Survivor II                                        4,839             (1,184)          3,655
Van Kampen LIT Capital Growth Portfolio - Class I
   AG Legacy Plus                                                         243               (993)           (750)
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                       1,480               (944)            536
Van Kampen LIT Growth and Income Portfolio - Class I
   AIG Income Advantage Select                                             65                 (1)             64
   AIG Income Advantage VUL                                            10,212               (878)          9,334
   AIG Income Advantage VUL (with GMWB rider)                             647                (13)            634
   AIG Protection Advantage VUL                                         5,522               (153)          5,369
   Corporate America (reduced surrender charge)                         6,910               (103)          6,807
   Platinum Investor I & II                                             7,647            (49,802)        (42,155)
   Platinum Investor I & II (first reduction in expense ratio)         37,242               (482)         36,760
   Platinum Investor III                                               41,080            (88,354)        (47,274)
   Platinum Investor IV                                                17,193            (15,197)          1,996
   Platinum Investor FlexDirector                                         539                (49)            490
   Platinum Investor PLUS                                               4,744             (4,747)             (3)
   Platinum Investor Survivor                                           4,956             (1,724)          3,232
   Platinum Investor Survivor II                                        4,367             (1,540)          2,827
   Platinum Investor VIP                                               26,472            (11,477)         14,995
   Platinum Investor VIP (with GMWB rider)                                  1                (11)            (10)
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage Select                                             23                 --              23
   AIG Income Advantage VUL                                            11,552               (438)         11,114
   AIG Protection Advantage VUL                                           873                (49)            824
   Corporate America (reduced surrender charge)                         3,698             (2,142)          1,556
   Platinum Investor I & II                                             1,789            (13,030)        (11,241)
   Platinum Investor I & II (first reduction in expense ratio)          9,885             (1,094)          8,791
   Platinum Investor III                                               33,238            (55,360)        (22,122)
   Platinum Investor IV                                                10,610             (8,565)          2,045
   Platinum Investor FlexDirector                                         363                (84)            279
   Platinum Investor PLUS                                               5,696             (5,733)            (37)
   Platinum Investor Survivor                                           1,660             (5,612)         (3,952)
   Platinum Investor Survivor II                                        6,513             (1,813)          4,700
   Platinum Investor VIP                                               16,757             (8,534)          8,223
   Platinum Investor VIP (with GMWB rider)                                 --                 (1)             (1)
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage Select                                             35                 --              35
   AIG Income Advantage VUL                                             6,745             (1,241)          5,504
   AIG Income Advantage VUL (with GMWB rider)                             266                 (7)            259
   AIG Protection Advantage VUL                                         4,646               (133)          4,513

                                   VL-R - 69

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2008.

                                                                 Accumulation Units Accumulation Units Net Increase
Divisions                                                              Issued            Redeemed       (Decrease)
---------                                                        ------------------ ------------------ ------------
Vanguard VIF REIT Index Portfolio - Continued
   Corporate America (reduced surrender charge)                         8,233             (1,278)          6,955
   Platinum Investor I & II                                             5,648            (25,211)        (19,563)
   Platinum Investor I & II (first reduction in expense ratio)         27,478               (952)         26,526
   Platinum Investor III                                               44,225            (61,716)        (17,491)
   Platinum Investor IV                                                22,254            (22,934)           (680)
   Platinum Investor FlexDirector                                       1,000             (2,124)         (1,124)
   Platinum Investor PLUS                                               8,094            (10,872)         (2,778)
   Platinum Investor Survivor                                             468             (4,473)         (4,005)
   Platinum Investor Survivor II                                        2,149             (2,852)           (703)
   Platinum Investor VIP                                               62,168            (23,860)         38,308
   Platinum Investor VIP (with GMWB rider)                                183               (256)            (73)

                                   VL-R - 70

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                               2,605   $10.44   $   27,205    1.77%     0.35%     27.85%
   Corporate America (reduced surrender charge)                    6,228    10.33       64,319    1.77%     0.65%     27.47%
   Platinum Investor I & II                                      251,952    10.29    2,592,605    1.69%     0.75%     27.34%
   Platinum Investor I & II (first reduction in expense ratio)   250,489     9.02    2,259,813    1.69%     0.50%     27.66%
   Platinum Investor III                                         306,505    10.31    3,159,757    1.77%     0.70%     27.40%
   Platinum Investor IV                                           14,737    10.31      151,926    1.87%     0.70%     27.40%
   Platinum Investor FlexDirector                                      3    10.31           31    3.58%     0.70%     27.40%
   Platinum Investor PLUS                                         21,423    10.31      220,854    1.72%     0.70%     27.40%
   Platinum Investor Survivor                                     40,211    10.42      419,141    1.70%     0.40%     27.79%
   Platinum Investor Survivor II                                   9,748    10.29      100,303    1.70%     0.75%     27.34%
AIM V.I. Global Real Estate Fund - Series I
   AG Income Advantage VUL                                         2,613     6.42       16,789    0.00%     0.20%     31.26%
   Income Advantage Select VUL                                       893    12.04       10,749    0.00%     0.20%     31.26%
   Protection Advantage Select                                       433     7.56        3,277    0.00%     0.70%     30.61%
AIM V.I. International Growth Fund - Series I
   AG Income Advantage VUL                                         7,008     7.55       52,879    1.72%     0.20%     34.97%
   AG Legacy Plus                                                 20,755    10.83      224,799    1.47%     0.75%     34.23%
   Corporate America                                               3,119    10.70       33,360    1.56%     0.35%     34.77%
   Corporate America (reduced surrender charge)                   20,296    15.80      320,586    1.56%     0.65%     34.37%
   Corporate Investor Select                                         485    13.98        6,782    2.48%     0.65%     29.19%
   Income Advantage Select VUL                                     1,519    13.52       20,540    2.47%     0.20%     34.97%
   Platinum Investor I & II                                      125,580    14.99    1,882,362    1.44%     0.75%     34.23%
   Platinum Investor I & II (first reduction in expense ratio)   138,962     8.44    1,172,211    1.44%     0.50%     34.57%
   Platinum Investor III                                         301,038    12.62    3,798,684    1.44%     0.70%     34.30%
   Platinum Investor IV                                           38,790    13.41      520,184    1.50%     0.70%     34.30%
   Platinum Investor FlexDirector                                  3,501    15.47       54,182    1.65%     0.70%     34.30%
   Platinum Investor PLUS                                         17,835    17.46      311,363    1.47%     0.70%     34.30%
   Platinum Investor Survivor                                     47,735    10.66      508,771    1.46%     0.40%     34.70%
   Platinum Investor Survivor II                                  20,736    18.24      378,262    1.25%     0.75%     34.23%
   Platinum Investor VIP                                          83,032    10.80      897,123    1.57%     0.70%     34.30%
   Platinum Investor VIP (with GMWB rider)                           653    10.51        6,859    1.57%     1.45%     33.30%
   Protection Advantage Select                                     4,022     8.59       34,542    1.74%     0.70%     34.30%
Alger Capital Appreciation Portfolio - Class I-2 Shares *
   AG Income Advantage VUL                                         7,392     8.15       60,215    0.00%     0.20%     50.80%
   Corporate America (reduced surrender charge)                   14,518     9.05      131,388    0.00%     0.65%     50.12%
   Income Advantage Select VUL                                     1,765    14.06       24,813    0.00%     0.20%     77.76%
   Platinum Investor I & II                                        1,701    18.83       32,033    0.00%     0.75%     49.97%
   Platinum Investor III                                          78,398    18.89    1,480,986    0.00%     0.70%     50.05%
   Platinum Investor IV                                           17,733    14.87      263,727    0.00%     0.70%     50.05%
   Platinum Investor FlexDirector                                    471    14.89        7,010    0.00%     0.70%     50.05%
   Platinum Investor PLUS                                         15,856    18.89      299,522    0.00%     0.70%     50.05%
   Platinum Investor Survivor                                        424    19.27        8,170    0.00%     0.40%     50.50%
   Platinum Investor Survivor II                                   9,400    18.83      176,972    0.00%     0.75%     49.97%
   Platinum Investor VIP                                          43,289    12.26      530,701    0.00%     0.70%     50.05%
   Platinum Investor VIP (with GMWB rider)                         1,701    11.93       20,282    0.00%     1.45%     48.93%
   Protection Advantage Select                                     4,361     9.18       40,020    0.00%     0.70%     50.05%
Alger Mid Cap Growth Portfolio - Class I-2 Shares *
   AG Income Advantage VUL                                        15,569     6.20       96,503    0.00%     0.20%     51.40%
   AG Income Advantage VUL (with GMWB rider)                         586     6.10        3,576    0.00%     0.95%     50.27%
   Corporate America (reduced surrender charge)                   14,786    11.09      163,973    0.00%     0.65%     50.72%

                                   VL-R - 71

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Alger Mid Cap Growth Portfolio - Class I-2 Shares * - Continued
   Income Advantage Select VUL                                       544   $13.54   $    7,368    0.00%     0.20%     51.40%
   Platinum Investor I & II                                        6,740    14.75       99,375    0.00%     0.75%     50.57%
   Platinum Investor I & II (first reduction in expense ratio)        14     7.14          101    0.00%     0.50%     29.07%
   Platinum Investor III                                          56,181    14.79      831,170    0.00%     0.70%     50.65%
   Platinum Investor IV                                           23,431     9.79      229,418    0.00%     0.70%     50.65%
   Platinum Investor FlexDirector                                  1,070    10.33       11,051    0.00%     0.70%     50.65%
   Platinum Investor PLUS                                         10,525    14.79      155,706    0.00%     0.70%     50.65%
   Platinum Investor Survivor                                      4,655    15.09       70,263    0.00%     0.40%     51.10%
   Platinum Investor Survivor II                                  13,012    14.75      191,858    0.00%     0.75%     50.57%
   Platinum Investor VIP                                          30,784     8.44      259,717    0.00%     0.70%     50.65%
   Platinum Investor VIP (with GMWB rider)                            79     8.21          646    0.00%     1.45%     49.52%
   Protection Advantage Select                                     8,424     7.18       60,446    0.00%     0.70%     50.65%
American Century VP Value Fund - Class I
   AG Income Advantage VUL                                         3,437     8.19       28,154    4.93%     0.20%     19.62%
   AG Legacy Plus                                                 19,002    16.82      319,659    5.56%     0.75%     18.97%
   Corporate America (reduced surrender charge)                   27,399    10.79      295,654    5.59%     0.65%     19.09%
   Income Advantage Select VUL                                       740    11.96        8,847    4.58%     0.20%     19.62%
   Platinum Investor I & II                                      106,197    15.20    1,613,852    5.32%     0.75%     18.97%
   Platinum Investor I & II (first reduction in expense ratio)    47,360     9.03      427,854    5.32%     0.50%     19.27%
   Platinum Investor III                                         404,192    15.15    6,121,664    5.43%     0.70%     19.03%
   Platinum Investor IV                                           67,836     9.96      675,621    5.27%     0.70%     19.03%
   Platinum Investor FlexDirector                                    834    10.85        9,047    5.24%     0.70%     19.03%
   Platinum Investor PLUS                                         55,427    12.83      711,189    5.27%     0.70%     19.03%
   Platinum Investor Survivor                                     14,889    15.69      233,647    5.17%     0.40%     19.39%
   Platinum Investor Survivor II                                  60,280    13.39      806,940    5.22%     0.75%     18.97%
   Platinum Investor VIP                                         129,981     9.35    1,215,796    5.12%     0.70%     19.03%
   Platinum Investor VIP (with GMWB rider)                             3     9.10           29    5.12%     1.45%     18.14%
   Protection Advantage Select                                     2,514     8.99       22,595    3.73%     0.70%     19.03%
Credit Suisse U.S. Equity Flex I Portfolio *
   AG Income Advantage VUL                                           849     7.53        6,393    1.33%     0.20%     24.42%
   AG Income Advantage VUL (with GMWB rider)                         302     7.41        2,236    1.33%     0.95%     23.49%
   Income Advantage Select VUL                                       542    11.59        6,278    1.87%     0.20%     24.42%
   Platinum Investor I & II                                        6,196     6.49       40,243    0.72%     0.75%     23.73%
   Platinum Investor I & II (first reduction in expense ratio)     2,253     8.29       18,686    0.72%     0.50%     39.10%
   Platinum Investor III                                         122,997     6.38      784,393    1.11%     0.70%     23.80%
   Platinum Investor IV                                           13,934     8.15      113,536    1.11%     0.70%     23.80%
   Platinum Investor FlexDirector                                    537     8.07        4,329    0.32%     0.70%     23.80%
   Platinum Investor PLUS                                         11,485    10.18      116,920    1.10%     0.70%     23.80%
   Platinum Investor Survivor                                      5,037     6.71       33,783    1.08%     0.40%     24.17%
   Platinum Investor Survivor II                                   4,194     9.62       40,360    0.96%     0.75%     23.73%
   Platinum Investor VIP                                          23,266     7.48      174,067    1.11%     0.70%     23.80%
   Protection Advantage Select                                     4,004     8.50       34,034    1.04%     0.70%     23.80%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                       30,134    11.29      340,127    1.14%     0.75%     34.50%
   Platinum Investor I & II (first reduction in expense ratio)    27,415     7.92      217,030    1.14%     0.50%     34.83%
   Platinum Investor III                                         193,541    11.13    2,154,039    1.37%     0.70%     34.56%
   Platinum Investor IV                                           16,466     9.34      153,834    1.39%     0.70%     34.56%
   Platinum Investor FlexDirector                                      3    10.11           31    0.24%     0.70%     34.56%
   Platinum Investor PLUS                                         17,481    11.69      204,336    1.31%     0.70%     34.56%
   Platinum Investor Survivor                                      3,651    11.66       42,549    2.05%     0.40%     34.97%

                                   VL-R - 72

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ----------- ---------- --------- ----------
Dreyfus IP MidCap Stock Portfolio - Initial Shares - Continued
   Platinum Investor Survivor II                                    10,811   $12.77   $   138,076    1.21%     0.75%     34.50%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                 2,917     8.69        25,361    1.36%     0.35%     25.60%
   Platinum Investor I & II                                        123,957    10.30     1,276,162    1.68%     0.75%     25.10%
   Platinum Investor I & II (first reduction in expense ratio)     115,401     8.12       936,485    1.68%     0.50%     25.41%
   Platinum Investor III                                           399,124     7.95     3,173,676    1.52%     0.70%     25.16%
   Platinum Investor IV                                             18,361     7.57       138,967    1.42%     0.70%     25.16%
   Platinum Investor FlexDirector                                    1,231     7.54         9,279    1.51%     0.70%     25.16%
   Platinum Investor PLUS                                           35,059     8.58       300,938    1.50%     0.70%     25.16%
   Platinum Investor Survivor                                       29,678     8.66       257,049    1.48%     0.40%     25.53%
   Platinum Investor Survivor II                                    34,950     9.30       325,184    1.44%     0.75%     25.10%
Dreyfus VIF International Value Portfolio - Initial Shares
   AG Income Advantage VUL                                           3,934     7.87        30,962    3.36%     0.20%     30.71%
   AG Income Advantage VUL (with GMWB rider)                           417     7.74         3,232    3.36%     0.95%     29.74%
   Income Advantage Select VUL                                       1,980    13.40        26,539    3.30%     0.20%     30.71%
   Protection Advantage Select                                       2,785     8.93        24,880    3.00%     0.70%     30.06%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                 1,726    15.99        27,593    4.55%     0.35%     14.56%
   Corporate America (reduced surrender charge)                     15,890    12.05       191,515    4.55%     0.65%     14.21%
   Platinum Investor I & II                                        102,927    15.64     1,610,099    4.76%     0.75%     14.10%
   Platinum Investor I & II (first reduction in expense ratio)     130,636    10.91     1,425,719    4.76%     0.50%     14.38%
   Platinum Investor III                                           264,632    14.85     3,930,518    4.70%     0.70%     14.16%
   Platinum Investor IV                                             31,800    11.67       370,997    4.55%     0.70%     14.16%
   Platinum Investor FlexDirector                                      247    11.99         2,964    4.68%     0.70%     14.16%
   Platinum Investor PLUS                                           19,916    13.17       262,245    4.76%     0.70%     14.16%
   Platinum Investor Survivor                                       12,291    15.93       195,809    4.68%     0.40%     14.50%
   Platinum Investor Survivor II                                    14,153    13.19       186,638    5.49%     0.75%     14.10%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Income Advantage VUL                                           1,002     8.98         8,996    2.59%     0.20%     28.50%
   AG Legacy Plus                                                   12,269    12.07       148,113    2.07%     0.75%     27.80%
   Income Advantage Select VUL                                         779    12.71         9,902    3.64%     0.20%     31.91%
   Platinum Investor I & II                                         97,907    11.49     1,125,092    2.18%     0.75%     27.80%
   Platinum Investor I & II (first reduction in expense ratio)      24,320     8.97       218,204    2.18%     0.50%     28.12%
   Platinum Investor III                                           239,506    11.50     2,753,329    2.11%     0.70%     27.86%
   Platinum Investor IV                                              8,930    11.31       101,035    1.99%     0.70%     27.86%
   Platinum Investor FlexDirector                                    1,156    11.50        13,302    2.09%     0.70%     27.86%
   Platinum Investor PLUS                                           25,808    13.14       339,167    2.13%     0.70%     27.86%
   Platinum Investor Survivor                                        7,207    11.87        85,515    2.07%     0.40%     28.25%
   Platinum Investor Survivor II                                    16,191    12.80       207,234    2.10%     0.75%     27.80%
   Platinum Investor VIP                                            20,299    10.77       218,640    2.23%     0.70%     27.86%
   Protection Advantage Select                                         755     9.25         6,985    2.98%     0.70%     27.86%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Income Advantage VUL                                          26,807     7.46       200,010    1.26%     0.20%     35.20%
   AG Legacy Plus                                                   29,857    14.14       422,115    1.09%     0.75%     34.46%
   Corporate America (reduced surrender charge)                     50,477    12.62       636,811    1.03%     0.65%     34.59%
   Corporate Investor Select                                           267    13.99         3,740    1.66%     0.65%     26.27%
   Income Advantage Select VUL                                       5,037    13.03        65,610    1.66%     0.20%     35.20%
   Platinum Investor I & II                                        187,209    12.39     2,320,429    0.96%     0.75%     34.46%
   Platinum Investor I & II (first reduction in expense ratio)     179,973     8.21     1,477,613    0.96%     0.50%     34.79%
   Platinum Investor III                                         1,125,656    12.26    13,804,715    1.09%     0.70%     34.52%

                                   VL-R - 73

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor IV                                          129,803   $11.31   $1,467,663    1.16%     0.70%     34.52%
   Platinum Investor FlexDirector                                  7,700    12.52       96,393    1.25%     0.70%     34.52%
   Platinum Investor PLUS                                        101,385    14.68    1,487,883    1.13%     0.70%     34.52%
   Platinum Investor Survivor                                     75,485    12.80      966,134    1.08%     0.40%     34.93%
   Platinum Investor Survivor II                                 150,763    15.43    2,326,721    1.18%     0.75%     34.46%
   Platinum Investor VIP                                         266,420     9.55    2,544,823    1.18%     0.70%     34.52%
   Platinum Investor VIP (with GMWB rider)                           465     9.29        4,318    1.18%     1.45%     33.52%
   Protection Advantage Select                                    12,006     8.36      100,407    1.33%     0.70%     34.52%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Income Advantage VUL                                        15,126     6.94      104,957    2.46%     0.20%     29.62%
   AG Legacy Plus                                                 37,490    10.11      379,089    2.01%     0.75%     28.91%
   Corporate America (reduced surrender charge)                   36,087     9.97      359,615    1.80%     0.65%     29.04%
   Corporate Investor Select                                         503    13.35        6,715    3.21%     0.65%     28.87%
   Income Advantage Select VUL                                     1,742    12.45       21,693    2.83%     0.20%     29.62%
   Platinum Investor I & II                                       86,208    10.22      881,229    1.81%     0.75%     28.91%
   Platinum Investor I & II (first reduction in expense ratio)   139,849     7.80    1,090,143    1.81%     0.50%     29.24%
   Platinum Investor III                                         687,381    10.26    7,053,809    1.93%     0.70%     28.98%
   Platinum Investor IV                                           51,322     9.19      471,432    2.00%     0.70%     28.98%
   Platinum Investor FlexDirector                                 11,031     9.77      107,767    2.13%     0.70%     28.98%
   Platinum Investor PLUS                                         73,144    11.05      808,216    1.95%     0.70%     28.98%
   Platinum Investor Survivor                                     76,675    10.56      809,337    2.15%     0.40%     29.37%
   Platinum Investor Survivor II                                 111,750    11.18    1,249,618    1.99%     0.75%     28.91%
   Platinum Investor VIP                                         116,488     8.45      984,569    2.10%     0.70%     28.98%
   Platinum Investor VIP (with GMWB rider)                           676     8.22        5,557    2.10%     1.45%     28.01%
   Protection Advantage Select                                     5,643     7.78       43,910    2.35%     0.70%     28.98%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AG Income Advantage VUL                                         2,966     8.33       24,694    4.03%     0.20%     28.29%
   Corporate Investor Select                                         220    13.28        2,915    5.64%     0.65%     23.70%
   Income Advantage Select VUL                                       144    12.43        1,793    5.56%     0.20%      0.78%
   Platinum Investor III                                           2,601     9.82       25,537    2.87%     0.70%     27.65%
   Platinum Investor IV                                              274     9.82        2,694    3.07%     0.70%     27.65%
   Platinum Investor FlexDirector                                    671     9.82        6,585    3.23%     0.70%     27.65%
   Platinum Investor PLUS                                             --     9.82           --    0.00%     0.70%     27.65%
   Platinum Investor VIP                                           3,478    10.05       34,944    3.46%     0.70%     27.65%
   Protection Advantage Select                                     3,141     8.97       28,186    3.49%     0.70%     27.65%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AG Income Advantage VUL                                         3,344     8.20       27,419    3.81%     0.20%     29.54%
   Corporate America (reduced surrender charge)                    5,843     8.56       50,033    0.93%     0.65%     28.95%
   Income Advantage Select VUL                                        13    12.50          161    4.87%     0.20%      3.47%
   Platinum Investor III                                           5,283     9.71       51,312    3.21%     0.70%     28.89%
   Platinum Investor IV                                              126     9.71        1,221    3.31%     0.70%     28.89%
   Platinum Investor PLUS                                          1,278     9.71       12,413    5.44%     0.70%     28.89%
   Platinum Investor VIP                                           7,152     9.96       71,254    3.28%     0.70%     28.89%
   Platinum Investor VIP (with GMWB rider)                           108     9.69        1,044    3.28%     1.45%     27.93%
   Protection Advantage Select                                     1,696     8.88       15,054    4.91%     0.70%     28.89%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AG Income Advantage VUL                                         3,364     7.75       26,074    2.75%     0.20%     30.92%
   Income Advantage Select VUL                                     1,407    12.51       17,608    3.58%     0.20%     40.97%
   Platinum Investor III                                           9,353     9.32       87,159    2.52%     0.70%     30.26%
   Platinum Investor IV                                              517     9.32        4,817    2.14%     0.70%     30.26%

                                   VL-R - 74

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ---------- ---------- --------- ----------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 -
  Continued
   Platinum Investor PLUS                                              156   $ 9.32   $    1,458    2.22%     0.70%     30.26%
   Platinum Investor Survivor II                                    10,415     9.30       96,882    2.04%     0.75%     30.20%
   Platinum Investor VIP                                            22,369     9.60      214,656    1.98%     0.70%     30.26%
   Platinum Investor VIP (with GMWB rider)                             272     9.34        2,541    1.98%     1.45%     29.29%
   Protection Advantage Select                                       4,500     8.52       38,326    3.10%     0.70%     30.26%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Income Advantage VUL                                           9,695     6.43       62,311    0.23%     0.20%     27.71%
   AG Legacy Plus                                                   17,164     7.51      128,888    0.18%     0.75%     27.01%
   Corporate America (reduced surrender charge)                     34,568     9.95      344,005    0.21%     0.65%     27.14%
   Income Advantage Select VUL                                       1,805    11.28       20,360    0.25%     0.20%     27.71%
   Platinum Investor I & II                                        106,383     6.28      668,367    0.18%     0.75%     27.01%
   Platinum Investor I & II (first reduction in expense ratio)      44,969     7.21      324,259    0.18%     0.50%     27.33%
   Platinum Investor III                                         1,050,036     6.24    6,553,625    0.19%     0.70%     27.07%
   Platinum Investor IV                                             38,621     9.40      363,049    0.20%     0.70%     27.07%
   Platinum Investor FlexDirector                                    4,377     9.04       39,558    0.16%     0.70%     27.07%
   Platinum Investor PLUS                                           93,251    10.04      936,654    0.19%     0.70%     27.07%
   Platinum Investor Survivor                                       53,623     6.49      347,882    0.20%     0.40%     27.45%
   Platinum Investor Survivor II                                   128,300     8.91    1,142,991    0.19%     0.75%     27.01%
   Platinum Investor VIP                                            55,203     8.65      477,504    0.21%     0.70%     27.07%
   Protection Advantage Select                                       5,107     7.28       37,192    0.23%     0.70%     27.07%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AG Income Advantage VUL                                          11,519     8.03       92,503    0.51%     0.20%     39.47%
   Corporate America (reduced surrender charge)                     26,091    14.38      375,291    0.36%     0.65%     38.85%
   Corporate Investor Select                                           467    14.59        6,808    0.65%     0.65%     30.24%
   Income Advantage Select VUL                                       3,560    13.64       48,559    0.60%     0.20%     39.47%
   Income Advantage Select VUL (with GMWB rider)                       263    13.52        3,560    0.60%     0.95%     51.40%
   Platinum Investor I & II                                          4,977    21.54      107,192    0.44%     0.75%     38.71%
   Platinum Investor I & II (first reduction in expense ratio)       4,812     8.63       41,546    0.44%     0.50%      0.53%
   Platinum Investor III                                           139,329    21.61    3,011,087    0.43%     0.70%     38.78%
   Platinum Investor IV                                             77,084    12.27      946,135    0.46%     0.70%     38.78%
   Platinum Investor FlexDirector                                      739    14.45       10,671    0.47%     0.70%     38.78%
   Platinum Investor PLUS                                           18,216    21.61      393,667    0.46%     0.70%     38.78%
   Platinum Investor Survivor                                        7,366    22.05      162,414    0.46%     0.40%     39.19%
   Platinum Investor Survivor II                                    19,647    21.54      423,178    0.41%     0.75%     38.71%
   Platinum Investor VIP                                           174,638    10.04    1,753,071    0.46%     0.70%     38.78%
   Platinum Investor VIP (with GMWB rider)                             260     9.77        2,541    0.46%     1.45%     37.74%
   Protection Advantage Select                                       3,064     8.81       26,982    0.55%     0.70%     38.78%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   AG Income Advantage VUL                                           8,235     8.03       66,101    1.51%     0.20%     28.90%
   Corporate America (reduced surrender charge)                     21,118    11.74      247,954    1.29%     0.65%     28.32%
   Income Advantage Select VUL                                       2,256    12.62       28,472    1.71%     0.20%     28.90%
   Income Advantage Select VUL (with GMWB rider)                       294    12.51        3,672    1.71%     0.95%     59.02%
   Platinum Investor I & II                                          9,897    16.87      166,958    1.46%     0.75%     28.19%
   Platinum Investor I & II (first reduction in expense ratio)       1,600     8.29       13,262    1.46%     0.50%     28.51%
   Platinum Investor III                                           250,602    16.93    4,241,781    1.47%     0.70%     28.26%
   Platinum Investor IV                                             57,534    10.27      590,693    1.60%     0.70%     28.26%
   Platinum Investor FlexDirector                                    2,929    12.10       35,430    1.78%     0.70%     28.26%
   Platinum Investor PLUS                                           22,490    16.93      380,677    1.56%     0.70%     28.26%
   Platinum Investor Survivor                                       21,662    17.27      374,063    1.35%     0.40%     28.64%
   Platinum Investor Survivor II                                    43,663    16.87      736,598    1.54%     0.75%     28.19%

                                   VL-R - 75

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2 - Continued
   Platinum Investor VIP                                         122,004   $ 8.88   $1,082,968    1.55%     0.70%     28.26%
   Platinum Investor VIP (with GMWB rider)                           229     8.64        1,978    1.55%     1.45%     27.30%
   Protection Advantage Select                                     3,376     8.67       29,280    1.34%     0.70%     28.26%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                 10,315     7.06       72,874    0.00%     0.75%     42.50%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                   23,507    11.34      266,477    6.09%     0.65%      2.43%
   Platinum Investor I & II                                       16,428    13.81      226,947    4.74%     0.75%      2.32%
   Platinum Investor I & II (first reduction in expense ratio)    27,412    10.78      295,581    4.74%     0.50%      2.58%
   Platinum Investor III                                         107,741    13.87    1,494,377    3.49%     0.70%      2.38%
   Platinum Investor IV                                           58,597    12.09      708,312    3.62%     0.70%      2.38%
   Platinum Investor FlexDirector                                    427    12.35        5,279    1.31%     0.70%      2.38%
   Platinum Investor PLUS                                         45,717    13.42      613,369    4.07%     0.70%      2.38%
   Platinum Investor Survivor                                      3,593    14.21       51,043    4.10%     0.40%      2.68%
   Platinum Investor Survivor II                                  28,071    13.81      387,797    4.01%     0.75%      2.32%
   Platinum Investor VIP                                          80,197    11.94      957,877    3.73%     0.70%      2.38%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AG Income Advantage VUL                                         3,991     7.61       30,386    2.34%     0.20%     25.80%
   Corporate America (reduced surrender charge)                    5,461     7.73       42,203    1.12%     0.65%     25.23%
   Income Advantage Select VUL                                     2,049    12.05       24,691    2.86%     0.20%     33.90%
   Platinum Investor I & II                                      106,632    12.58    1,341,192    1.89%     0.75%     25.11%
   Platinum Investor I & II (first reduction in expense ratio)    32,923     8.30      273,412    1.89%     0.50%     25.42%
   Platinum Investor III                                         311,450    12.63    3,933,036    1.75%     0.70%     25.17%
   Platinum Investor IV                                           48,514    10.33      501,253    1.87%     0.70%     25.17%
   Platinum Investor FlexDirector                                  8,065    11.12       89,701    1.92%     0.70%     25.17%
   Platinum Investor PLUS                                         33,880    12.42      420,686    1.80%     0.70%     25.17%
   Platinum Investor Survivor                                     12,204    12.93      157,857    1.15%     0.40%     25.54%
   Platinum Investor Survivor II                                  24,158    12.58      303,858    1.93%     0.75%     25.11%
   Platinum Investor VIP                                          76,574     9.11      697,706    1.85%     0.70%     25.17%
   Platinum Investor VIP (with GMWB rider)                           768     8.86        6,809    1.85%     1.45%     24.23%
   Protection Advantage Select                                    13,740     8.29      113,898    1.95%     0.70%     25.17%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                 10,657    12.06      128,527    3.34%     0.75%     36.02%
   Corporate America (reduced surrender charge)                    2,104     8.70       18,304    4.24%     0.65%     36.15%
   Platinum Investor I & II                                       30,180    15.09      455,517    3.22%     0.75%     36.02%
   Platinum Investor I & II (first reduction in expense ratio)    62,004     8.55      530,351    3.22%     0.50%     36.36%
   Platinum Investor III                                         180,920    15.15    2,741,638    3.17%     0.70%     36.09%
   Platinum Investor IV                                           31,665    12.10      383,045    3.11%     0.70%     36.09%
   Platinum Investor FlexDirector                                  7,932    13.53      107,340    3.23%     0.70%     36.09%
   Platinum Investor PLUS                                         28,594    14.65      418,956    3.06%     0.70%     36.09%
   Platinum Investor Survivor                                      7,401    15.52      114,876    3.10%     0.40%     36.50%
   Platinum Investor Survivor II                                  80,367    15.09    1,213,015    3.21%     0.75%     36.02%
   Platinum Investor VIP                                          57,058    10.70      610,513    2.69%     0.70%     36.09%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                        4,126     9.44       38,956    0.46%     0.75%     46.64%
   Platinum Investor I & II (first reduction in expense ratio)         4     8.71           31    0.46%     0.50%     15.85%
   Platinum Investor III                                           6,633     9.48       62,914    0.45%     0.70%     46.72%
   Platinum Investor PLUS                                            105    11.59        1,212    0.47%     0.70%     46.72%
   Platinum Investor Survivor                                    484,896     9.75    4,726,227    0.45%     0.40%     47.16%
   Platinum Investor Survivor II                                  41,296    10.03      414,280    0.47%     0.75%     46.64%

                                   VL-R - 76

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Janus Aspen Enterprise Portfolio - Service Shares *
   AG Income Advantage VUL                                         9,400   $ 7.96   $   74,866     0.00%    0.20%     44.16%
   Corporate America (reduced surrender charge)                    8,094    14.00      113,333     0.00%    0.65%     43.51%
   Income Advantage Select VUL                                       425    13.25        5,638     0.00%    0.20%     44.16%
   Platinum Investor I & II                                       28,030     6.41      179,645     0.00%    0.75%     43.36%
   Platinum Investor I & II (first reduction in expense ratio)     5,458     8.01       43,738     0.00%    0.50%     43.72%
   Platinum Investor III                                         357,818     6.27    2,242,994     0.00%    0.70%     43.44%
   Platinum Investor IV                                            8,460    12.16      102,909     0.00%    0.70%     43.44%
   Platinum Investor FlexDirector                                     88    13.77        1,212     0.00%    0.70%     43.44%
   Platinum Investor PLUS                                         12,301    16.38      201,482     0.00%    0.70%     43.44%
   Platinum Investor Survivor                                      4,742     6.62       31,382     0.00%    0.40%     43.87%
   Platinum Investor Survivor II                                  20,570    14.58      300,012     0.00%    0.75%     43.36%
   Platinum Investor VIP                                          20,344    10.29      209,287     0.00%    0.70%     43.44%
   Protection Advantage Select                                     5,999     8.52       51,137     0.00%    0.70%     43.44%
Janus Aspen Forty Portfolio - Service Shares
   AG Income Advantage VUL                                        12,945     7.95      102,888     0.01%    0.20%     45.72%
   AG Income Advantage VUL (with GMWB rider)                         497     7.82        3,890     0.01%    0.95%     44.63%
   Income Advantage Select VUL                                     1,504    13.41       20,172     0.02%    0.20%     45.72%
   Protection Advantage Select                                    10,054     8.46       85,061     0.01%    0.70%     45.00%
Janus Aspen Overseas Portfolio - Service Shares *
   AG Income Advantage VUL                                        28,506     8.09      230,530     0.39%    0.20%     78.71%
   Corporate America (reduced surrender charge)                   17,848    23.95      427,381     0.43%    0.65%     77.91%
   Platinum Investor I & II                                       73,943    16.10    1,190,631     0.42%    0.75%     77.73%
   Platinum Investor I & II (first reduction in expense ratio)    67,565     8.60      580,958     0.42%    0.50%     78.18%
   Platinum Investor III                                         387,023    16.03    6,204,897     0.42%    0.70%     77.82%
   Platinum Investor IV                                           36,069    20.15      726,923     0.43%    0.70%     77.82%
   Platinum Investor FlexDirector                                  6,391    22.24      142,155     0.33%    0.70%     77.82%
   Platinum Investor PLUS                                         36,925    25.69      948,692     0.37%    0.70%     77.82%
   Platinum Investor Survivor                                     44,112    16.63      733,463     0.40%    0.40%     78.36%
   Platinum Investor Survivor II                                  58,379    25.31    1,477,828     0.39%    0.75%     77.73%
   Platinum Investor VIP                                         119,367    13.95    1,665,038     0.42%    0.70%     77.82%
   Platinum Investor VIP (with GMWB rider)                         2,392    13.57       32,454     0.42%    1.45%     76.49%
   Protection Advantage Select                                     8,676     8.75       75,951     0.39%    0.70%     77.82%
Janus Aspen Worldwide Portfolio - Service Shares *
   Corporate America (reduced surrender charge)                    2,425    11.02       26,714     0.52%    0.65%     36.51%
   Platinum Investor I & II                                      106,923     6.46      690,760     1.19%    0.75%     36.38%
   Platinum Investor I & II (first reduction in expense ratio)    12,220     8.09       98,824     1.19%    0.50%     36.72%
   Platinum Investor III                                         334,032     6.42    2,144,933     1.24%    0.70%     36.45%
   Platinum Investor IV                                            8,515    10.02       85,361     1.26%    0.70%     36.45%
   Platinum Investor PLUS                                         17,780    10.25      182,326     1.22%    0.70%     36.45%
   Platinum Investor Survivor                                      9,426     6.67       62,883     1.08%    0.40%     36.86%
   Platinum Investor Survivor II                                   8,384     9.80       82,132     1.23%    0.75%     36.38%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
   AG Income Advantage VUL                                         1,420    10.62       15,076     0.00%    0.20%      6.16%
   Income Advantage Select VUL                                       760    10.62        8,070     0.00%    0.20%      6.16%
   Protection Advantage Select                                     2,891    10.58       30,587     0.00%    0.70%      5.79%
JPMorgan Insurance Trust Government Bond Portfolio - Class 1
   AG Income Advantage VUL                                            --       --           --    15.11%    0.20%      0.45%
   Income Advantage Select VUL                                        --       --           --   119.69%    0.20%      0.45%
   Protection Advantage Select                                        --       --           --    15.55%    0.70%      0.30%

                                   VL-R - 77

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                           Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                          ------- ---------- ---------- ---------- --------- ----------
JPMorgan Insurance Trust International Equity Portfolio - Class 1
  *
   AG Income Advantage VUL                                           1,674   $ 7.60   $   12,722    5.45%     0.20%     34.64%
   AG Income Advantage VUL (with GMWB rider)                           508     7.48        3,800    5.45%     0.95%     33.64%
   Income Advantage Select VUL                                       1,689    13.46       22,733    4.76%     0.20%     34.64%
   Protection Advantage Select                                       2,763     8.36       23,082    5.35%     0.70%     33.97%
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1
   Platinum Investor I & II                                          6,105    12.95       79,066    0.00%     0.75%     29.51%
   Platinum Investor III                                           130,768    12.96    1,694,225    0.00%     0.70%     29.56%
   Platinum Investor IV                                              9,656    12.96      125,105    0.00%     0.70%     29.56%
   Platinum Investor PLUS                                            5,111    12.96       66,212    0.00%     0.70%     29.56%
   Platinum Investor Survivor                                          384    12.98        4,990    0.00%     0.40%     29.83%
   Platinum Investor Survivor II                                     2,809    12.95       36,383    0.00%     0.75%     29.51%
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 *
   Platinum Investor I & II                                         10,732    10.28      110,324    0.50%     0.75%     21.66%
   Platinum Investor I & II (first reduction in expense ratio)      13,423     8.32      111,612    0.50%     0.50%     21.97%
   Platinum Investor III                                           100,931    10.14    1,023,624    0.73%     0.70%     21.72%
   Platinum Investor IV                                             19,114     9.21      176,127    0.72%     0.70%     21.72%
   Platinum Investor FlexDirector                                      527    10.94        5,770    0.72%     0.70%     21.72%
   Platinum Investor PLUS                                            9,962    12.63      125,799    0.72%     0.70%     21.72%
   Platinum Investor Survivor                                        2,079    10.62       22,071    0.73%     0.40%     22.09%
   Platinum Investor Survivor II                                     8,596    13.21      113,561    1.32%     0.75%     21.66%
   Platinum Investor VIP                                            78,462     8.00      628,046    0.75%     0.70%     21.72%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                             --       --           --    4.67%     0.75%     -2.92%
   Platinum Investor III                                                --       --           --    4.73%     0.70%     -2.91%
   Platinum Investor IV                                                 --       --           --    4.62%     0.70%     -2.91%
   Platinum Investor PLUS                                               --       --           --    4.42%     0.70%     -2.91%
   Platinum Investor Survivor                                           --       --           --    3.89%     0.40%     -2.81%
   Platinum Investor Survivor II                                        --       --           --    4.74%     0.75%     -2.92%
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                      2,258    11.08       25,023    1.78%     0.65%     31.58%
   Platinum Investor I & II                                         37,303     6.66      248,510    1.37%     0.75%     31.44%
   Platinum Investor I & II (first reduction in expense ratio)       6,708     8.37       56,155    1.37%     0.50%     31.77%
   Platinum Investor III                                           323,814     6.74    2,182,494    1.62%     0.70%     31.51%
   Platinum Investor IV                                              7,114    10.26       72,976    1.59%     0.70%     31.51%
   Platinum Investor PLUS                                           39,196    11.35      444,982    1.60%     0.70%     31.51%
   Platinum Investor Survivor                                       16,983     6.88      116,830    1.65%     0.40%     31.90%
   Platinum Investor Survivor II                                     3,892    10.32       40,147    1.93%     0.75%     31.44%
MFS VIT Growth Series - Initial Class
   AG Legacy Plus                                                    4,118    12.71       52,325    0.36%     0.75%     36.65%
   Corporate America (reduced surrender charge)                      2,899    13.55       39,268    0.26%     0.65%     36.78%
   Platinum Investor I & II                                        249,128    12.37    3,081,674    0.32%     0.75%     36.65%
   Platinum Investor I & II (first reduction in expense ratio)     200,715     8.67    1,740,644    0.32%     0.50%     36.99%
   Platinum Investor III                                           582,181     6.57    3,822,624    0.31%     0.70%     36.71%
   Platinum Investor IV                                              7,083    12.20       86,419    0.31%     0.70%     36.71%
   Platinum Investor FlexDirector                                   13,189    12.50      164,857    0.28%     0.70%     36.71%
   Platinum Investor PLUS                                           34,596    13.83      478,344    0.29%     0.70%     36.71%
   Platinum Investor Survivor                                       75,786     5.96      451,636    0.29%     0.40%     37.13%
   Platinum Investor Survivor II                                     3,910    11.86       46,382    0.33%     0.75%     36.65%
MFS VIT New Discovery Series - Initial Class
   AG Income Advantage VUL                                           2,078     9.17       19,059    0.00%     0.20%     62.86%

                                   VL-R - 78

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   AG Legacy Plus                                                 17,501   $ 9.12   $  159,551    0.00%     0.75%     61.96%
   Corporate America (reduced surrender charge)                    2,926    13.42       39,257    0.00%     0.65%     62.13%
   Income Advantage Select VUL                                       521    15.80        8,229    0.00%     0.20%     62.86%
   Platinum Investor I & II                                       24,906     9.77      243,218    0.00%     0.75%     61.96%
   Platinum Investor I & II (first reduction in expense ratio)     6,823    10.00       68,248    0.00%     0.50%     62.37%
   Platinum Investor III                                         276,959     9.59    2,656,020    0.00%     0.70%     62.05%
   Platinum Investor IV                                           10,760    12.03      129,417    0.00%     0.70%     62.05%
   Platinum Investor FlexDirector                                    370    11.63        4,307    0.00%     0.70%     62.05%
   Platinum Investor PLUS                                         18,523    13.03      241,321    0.00%     0.70%     62.05%
   Platinum Investor Survivor                                      9,120    10.08       91,970    0.00%     0.40%     62.53%
   Platinum Investor Survivor II                                  14,155    12.52      177,269    0.00%     0.75%     61.96%
   Platinum Investor VIP                                          15,030    10.47      157,350    0.00%     0.70%     62.05%
   Platinum Investor VIP (with GMWB rider)                           199    10.18        2,024    0.00%     1.45%     60.83%
   Protection Advantage Select                                     5,247    10.51       55,162    0.00%     0.70%     62.05%
MFS VIT Research Series - Initial Class
   AG Income Advantage VUL                                         1,448     8.10       11,726    1.27%     0.20%     30.28%
   Corporate America (reduced surrender charge)                       12    12.26          150    3.41%     0.65%     29.70%
   Income Advantage Select VUL                                       612    12.69        7,762    1.65%     0.20%     30.28%
   Platinum Investor I & II                                       34,876     8.12      283,258    1.31%     0.75%     29.57%
   Platinum Investor I & II (first reduction in expense ratio)     2,337     8.57       20,030    1.31%     0.50%     24.56%
   Platinum Investor III                                         331,533     8.11    2,688,983    1.48%     0.70%     29.63%
   Platinum Investor IV                                            7,680    10.83       83,170    0.98%     0.70%     29.63%
   Platinum Investor FlexDirector                                     13    11.69          157    1.23%     0.70%     29.63%
   Platinum Investor PLUS                                         10,944    12.82      140,293    1.38%     0.70%     29.63%
   Platinum Investor Survivor                                     16,143     8.39      135,389    1.63%     0.40%     30.02%
   Platinum Investor Survivor II                                  12,032    11.91      143,329    1.37%     0.75%     29.57%
   Platinum Investor VIP                                          12,646     9.96      125,994    1.32%     0.70%     29.63%
   Protection Advantage Select                                     1,657     8.79       14,561    0.95%     0.70%     29.63%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 80,158     6.61      529,914    3.62%     0.75%     17.15%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AG Income Advantage VUL                                         5,198     7.04       36,605    0.00%     0.20%     31.34%
   Corporate America (reduced surrender charge)                    6,374    13.09       83,422    0.00%     0.65%     30.75%
   Income Advantage Select VUL                                       535    12.27        6,558    0.00%     0.20%     31.34%
   Platinum Investor I & II                                       50,063     7.34      367,241    0.00%     0.75%     30.62%
   Platinum Investor I & II (first reduction in expense ratio)    14,311     7.97      114,010    0.00%     0.50%     30.94%
   Platinum Investor III                                         345,428     7.23    2,497,749    0.00%     0.70%     30.68%
   Platinum Investor IV                                           11,808    11.51      135,867    0.00%     0.70%     30.68%
   Platinum Investor FlexDirector                                  1,261    12.72       16,045    0.00%     0.70%     30.68%
   Platinum Investor PLUS                                         35,498    13.48      478,586    0.00%     0.70%     30.68%
   Platinum Investor Survivor                                     33,321     7.57      252,401    0.00%     0.40%     31.07%
   Platinum Investor Survivor II                                  22,902    12.34      282,672    0.00%     0.75%     30.62%
   Platinum Investor VIP                                          29,980     9.52      285,499    0.00%     0.70%     30.68%
   Platinum Investor VIP (with GMWB rider)                            68     9.26          634    0.00%     1.45%     29.70%
   Protection Advantage Select                                     4,247     8.18       34,745    0.00%     0.70%     30.68%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  5,675    11.75       66,698    2.90%     0.75%     54.91%
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AG Income Advantage VUL                                           100     7.85          789    3.76%     0.20%     31.16%
   Corporate America (reduced surrender charge)                    1,829     7.88       14,415    2.42%     0.65%     30.58%

                                   VL-R - 79

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Neuberger Berman AMT Socially Responsive Portfolio - Class I -
  Continued
   Income Advantage Select VUL                                       222   $12.26   $    2,722    0.21%     0.20%     36.31%
   Protection Advantage Select                                        32     8.18          264    3.08%     0.70%     30.51%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                         1,294     6.65        8,608    0.00%     0.20%     21.65%
   Income Advantage Select VUL                                     2,733    10.18       27,828    0.00%     0.20%     33.54%
   Platinum Investor I & II                                       13,055    10.32      134,740    0.00%     0.75%     20.98%
   Platinum Investor III                                          44,226    10.36      457,971    0.00%     0.70%     21.04%
   Platinum Investor IV                                           36,841     7.91      291,485    0.00%     0.70%     21.04%
   Platinum Investor FlexDirector                                  4,118     8.44       34,759    0.00%     0.70%     21.04%
   Platinum Investor PLUS                                          6,758    10.36       69,978    0.00%     0.70%     21.04%
   Platinum Investor Survivor                                        112    10.56        1,183    0.00%     0.40%     21.41%
   Platinum Investor Survivor II                                   6,506    10.32       67,149    0.00%     0.75%     20.98%
   Platinum Investor VIP                                          34,118     7.61      259,705    0.00%     0.70%     21.04%
   Platinum Investor VIP (with GMWB rider)                            48     7.41          356    0.00%     1.45%     20.14%
   Protection Advantage Select                                     1,897     7.10       13,472    0.00%     0.70%     21.04%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AG Income Advantage VUL                                         6,690     7.88       52,716    1.80%     0.20%     39.49%
   Corporate America (reduced surrender charge)                   10,951    13.54      148,287    2.51%     0.65%     38.87%
   Corporate Investor Select                                         715    14.52       10,378    0.00%     0.65%     32.82%
   Income Advantage Select VUL                                     2,105    13.75       28,954    0.79%     0.20%     39.49%
   Platinum Investor I & II                                       55,000    19.37    1,065,314    2.13%     0.75%     38.73%
   Platinum Investor I & II (first reduction in expense ratio)       803     8.73        7,006    2.13%     0.50%     -0.02%
   Platinum Investor III                                          98,974    19.43    1,923,465    2.08%     0.70%     38.80%
   Platinum Investor IV                                           34,889    11.80      411,694    2.11%     0.70%     38.80%
   Platinum Investor FlexDirector                                    281    12.90        3,622    2.12%     0.70%     38.80%
   Platinum Investor PLUS                                         14,764    19.43      286,928    2.17%     0.70%     38.80%
   Platinum Investor Survivor                                      7,016    19.83      139,112    2.08%     0.40%     39.21%
   Platinum Investor Survivor II                                  13,020    19.37      252,196    1.92%     0.75%     38.73%
   Platinum Investor VIP                                          84,223     9.71      817,432    2.06%     0.70%     38.80%
   Platinum Investor VIP (with GMWB rider)                           254     9.44        2,395    2.06%     1.45%     37.76%
   Protection Advantage Select                                     4,050     8.96       36,290    1.55%     0.70%     38.80%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                  4,509     3.60       16,248    0.00%     0.75%     24.38%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   AG Income Advantage VUL                                         4,344     8.27       35,918    6.15%     0.20%     41.25%
   AG Income Advantage VUL (with GMWB rider)                         171     8.14        1,388    6.15%     0.95%     40.19%
   Corporate America (reduced surrender charge)                    8,205     9.32       76,488    5.86%     0.65%     40.61%
   Income Advantage Select VUL                                     1,365    11.51       15,713    7.38%     0.20%     41.25%
   Platinum Investor I & II                                       21,199     9.16      194,211    7.59%     0.75%     40.47%
   Platinum Investor III                                         153,543     9.18    1,409,230    6.19%     0.70%     40.54%
   Platinum Investor IV                                            3,438     9.18       31,552    4.58%     0.70%     40.54%
   Platinum Investor FlexDirector                                  6,640     9.18       60,942    6.17%     0.70%     40.54%
   Platinum Investor PLUS                                          7,600     9.18       69,753    5.82%     0.70%     40.54%
   Platinum Investor Survivor II                                  50,540     9.16      463,011    5.73%     0.75%     40.47%
   Platinum Investor VIP                                          24,649     9.75      240,296    5.73%     0.70%     40.54%
   Platinum Investor VIP (with GMWB rider)                           123     9.48        1,171    5.73%     1.45%     39.49%
   Protection Advantage Select                                     3,339     6.74       22,496    6.33%     0.70%     40.54%
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class
   AG Income Advantage VUL                                         5,133    11.72       60,165    3.25%     0.20%     16.60%
   Income Advantage Select VUL                                     1,248    12.37       15,436    2.76%     0.20%     16.60%

                                   VL-R - 80

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ----------- ---------- --------- ----------
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class - Continued
   Protection Advantage Select                                       739   $11.05   $     8,166    2.93%     0.70%     16.02%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Income Advantage VUL                                         2,018    11.28        22,776    3.91%     0.20%     18.12%
   AG Legacy Plus                                                 26,049    16.88       439,745    3.05%     0.75%     17.48%
   Corporate America (reduced surrender charge)                   35,129    12.49       438,847    2.01%     0.65%     17.59%
   Corporate Investor Select                                         243    12.13         2,951    3.67%     0.65%      9.31%
   Income Advantage Select VUL                                     3,039    11.69        35,517    3.47%     0.20%     18.12%
   Platinum Investor I & II                                       58,120    18.39     1,068,774    3.32%     0.75%     17.48%
   Platinum Investor I & II (first reduction in expense ratio)    30,801    10.50       323,262    3.32%     0.50%     17.77%
   Platinum Investor III                                         374,336    18.51     6,929,617    3.12%     0.70%     17.53%
   Platinum Investor IV                                           94,957    11.96     1,135,617    3.30%     0.70%     17.53%
   Platinum Investor FlexDirector                                    633    12.54         7,946    3.87%     0.70%     17.53%
   Platinum Investor PLUS                                         36,842    15.63       575,791    3.05%     0.70%     17.53%
   Platinum Investor Survivor                                     40,070    18.99       760,875    3.10%     0.40%     17.89%
   Platinum Investor Survivor II                                  46,919    15.80       741,191    3.12%     0.75%     17.48%
   Platinum Investor VIP                                         105,996    11.93     1,264,030    3.00%     0.70%     17.53%
   Protection Advantage Select                                     1,821    10.60        19,307    2.43%     0.70%     17.53%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AG Income Advantage VUL                                         3,606    10.76        38,812    1.99%     0.20%      7.58%
   AG Income Advantage VUL (with GMWB rider)                         262    10.59         2,779    1.99%     0.95%      6.78%
   Corporate America (reduced surrender charge)                   11,745    11.66       136,900    1.40%     0.65%      7.10%
   Corporate Investor Select                                         224    10.83         2,424    1.83%     0.65%      3.06%
   Income Advantage Select VUL                                     1,367    10.64        14,548    2.00%     0.20%      7.58%
   Platinum Investor I & II                                       34,643    12.85       445,080    1.87%     0.75%      6.99%
   Platinum Investor I & II (first reduction in expense ratio)    42,016    10.55       443,422    1.87%     0.50%      7.26%
   Platinum Investor III                                         161,536    12.90     2,083,137    2.11%     0.70%      7.04%
   Platinum Investor IV                                           30,612    11.57       354,234    2.07%     0.70%      7.04%
   Platinum Investor FlexDirector                                  1,040    11.64        12,107    2.42%     0.70%      7.04%
   Platinum Investor PLUS                                         28,015    12.00       336,256    2.00%     0.70%      7.04%
   Platinum Investor Survivor                                     31,897    13.27       423,152    2.13%     0.40%      7.37%
   Platinum Investor Survivor II                                  31,339    12.08       378,634    1.99%     0.75%      6.99%
   Platinum Investor VIP                                          30,652    11.35       347,764    2.02%     0.70%      7.04%
   Platinum Investor VIP (with GMWB rider)                           302    11.04         3,331    2.02%     1.45%      6.24%
   Protection Advantage Select                                     1,698    10.58        17,964    2.04%     0.70%      7.04%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Income Advantage VUL                                         9,128    12.16       111,008    5.08%     0.20%     13.81%
   AG Income Advantage VUL (with GMWB rider)                         291    11.96         3,488    5.08%     0.95%     12.96%
   AG Legacy Plus                                                 28,652    16.55       474,148    5.03%     0.75%     13.19%
   Corporate America (reduced surrender charge)                   56,059    13.49       756,456    4.61%     0.65%     13.30%
   Corporate Investor Select                                         282    11.59         3,263    4.70%     0.65%      7.04%
   Income Advantage Select VUL                                     4,530    11.92        54,016    4.14%     0.20%     13.81%
   Platinum Investor I & II                                      148,046    17.34     2,567,377    5.48%     0.75%     13.19%
   Platinum Investor I & II (first reduction in expense ratio)    95,801    11.48     1,099,392    5.48%     0.50%     13.47%
   Platinum Investor III                                         950,572    17.48    16,614,926    5.32%     0.70%     13.24%
   Platinum Investor IV                                           85,795    13.28     1,139,094    5.25%     0.70%     13.24%
   Platinum Investor FlexDirector                                 10,415    13.67       142,376    5.24%     0.70%     13.24%
   Platinum Investor PLUS                                         74,246    15.24     1,131,204    5.27%     0.70%     13.24%
   Platinum Investor Survivor                                     67,768    17.91     1,213,504    5.71%     0.40%     13.58%
   Platinum Investor Survivor II                                 108,328    15.34     1,661,671    5.00%     0.75%     13.19%
   Platinum Investor VIP                                         136,876    13.09     1,792,367    5.20%     0.70%     13.24%

                                   VL-R - 81

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
PIMCO VIT Total Return Portfolio - Administrative Class -
  Continued
   Platinum Investor VIP (with GMWB rider)                           766   $12.74   $    9,756    5.20%     1.45%     12.40%
   Protection Advantage Select                                     9,456    11.64      110,037    6.04%     0.70%     13.24%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                       52,425    10.53      552,112    1.74%     0.75%     24.26%
   Platinum Investor I & II (first reduction in expense ratio)   118,484     8.41      996,591    1.74%     0.50%     24.58%
   Platinum Investor III                                          40,928    10.56      432,122    1.69%     0.70%     24.33%
   Platinum Investor PLUS                                          1,309    10.56       13,819    1.71%     0.70%     24.33%
   Platinum Investor Survivor                                      7,916    10.72       84,855    1.71%     0.40%     24.70%
   Platinum Investor Survivor II                                     553    10.53        5,826    1.71%     0.75%     24.26%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                               2,326    10.21       23,746    0.00%     0.35%     44.06%
   Platinum Investor I & II                                       79,614    10.00      796,312    0.00%     0.75%     43.48%
   Platinum Investor I & II (first reduction in expense ratio)    91,957     9.90      909,940    0.00%     0.50%     43.84%
   Platinum Investor III                                         106,599    10.03    1,068,917    0.00%     0.70%     43.55%
   Platinum Investor PLUS                                          6,625    10.03       66,431    0.00%     0.70%     43.55%
   Platinum Investor Survivor                                      5,076    10.18       51,675    0.00%     0.40%     43.98%
   Platinum Investor Survivor II                                   1,005    10.00       10,052    0.00%     0.75%     43.48%
Pioneer Mid Cap Value VCT Portfolio - Class I
   AG Income Advantage VUL                                         1,546     7.81       12,082    1.55%     0.20%     25.33%
   Income Advantage Select VUL                                       385    12.57        4,834    2.45%     0.20%     25.33%
   Platinum Investor I & II                                          449     9.13        4,101    1.82%     0.75%     24.64%
   Platinum Investor I & II (first reduction in expense ratio)       806     8.50        6,854    1.82%     0.50%     21.17%
   Platinum Investor III                                           7,135     9.14       65,252    1.48%     0.70%     24.71%
   Platinum Investor IV                                              823     9.14        7,528    1.56%     0.70%     24.71%
   Platinum Investor FlexDirector                                  7,580     9.14       69,322    1.43%     0.70%     24.71%
   Platinum Investor PLUS                                          2,469     9.14       22,577    1.49%     0.70%     24.71%
   Platinum Investor Survivor II                                   3,810     9.13       34,775    1.33%     0.75%     24.64%
   Platinum Investor VIP                                          27,479     9.34      256,616    1.46%     0.70%     24.70%
   Platinum Investor VIP (with GMWB rider)                         1,561     9.08       14,184    1.46%     1.45%     23.77%
   Protection Advantage Select                                     1,493     8.54       12,748    1.36%     0.70%     24.71%
Putnam VT Diversified Income Fund - Class IB
   AG Income Advantage VUL                                         2,436    10.70       26,068    6.60%     0.20%     55.04%
   AG Legacy Plus                                                  8,228    16.20      133,260    7.84%     0.75%     54.20%
   Corporate America                                             183,527    16.88    3,097,373    6.92%     0.35%     54.81%
   Corporate America (reduced surrender charge)                   11,109    12.32      136,822    6.92%     0.65%     54.35%
   Income Advantage Select VUL                                     1,347    13.06       17,599    6.23%     0.20%     50.06%
   Income Advantage Select VUL (with GMWB rider)                     282    12.94        3,646    6.23%     0.95%     49.63%
   Platinum Investor I & II                                       17,969    15.64      281,101    7.83%     0.75%     54.20%
   Platinum Investor I & II (first reduction in expense ratio)    27,705    10.78      298,682    7.83%     0.50%     54.58%
   Platinum Investor III                                          98,836    16.80    1,660,624    6.31%     0.70%     54.27%
   Platinum Investor IV                                           14,008    11.69      163,821    6.55%     0.70%     54.27%
   Platinum Investor PLUS                                          8,576    15.57      133,536    6.88%     0.70%     54.27%
   Platinum Investor Survivor                                      1,047    16.82       17,613    7.27%     0.40%     54.74%
   Platinum Investor Survivor II                                   3,602    15.96       57,482    7.25%     0.75%     54.20%
   Platinum Investor VIP                                          33,400    11.49      383,708    6.25%     0.70%     54.27%
   Protection Advantage Select                                     1,144    10.98       12,553    5.56%     0.70%     54.27%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                             220,739    10.08    2,225,775    2.58%     0.35%     29.36%
   Corporate America (reduced surrender charge)                   10,758     9.50      102,240    2.58%     0.65%     28.97%
   Platinum Investor I & II                                      115,395    10.24    1,181,629    2.69%     0.75%     28.84%

                                   VL-R - 82

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor I & II (first reduction in expense ratio)   128,310   $ 8.62   $1,106,394    2.69%     0.50%     29.16%
   Platinum Investor III                                         476,035     9.27    4,413,500    2.57%     0.70%     28.91%
   Platinum Investor IV                                           37,542     8.76      328,698    2.50%     0.70%     28.91%
   Platinum Investor FlexDirector                                    363     9.29        3,374    5.27%     0.70%     28.91%
   Platinum Investor PLUS                                         34,114    10.38      353,983    2.54%     0.70%     28.91%
   Platinum Investor Survivor                                     19,271    10.05      193,607    2.65%     0.40%     29.29%
   Platinum Investor Survivor II                                  13,516    10.15      137,250    2.62%     0.75%     28.84%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                    8,990    11.79      105,959    0.00%     0.65%     25.37%
   Platinum Investor I & II                                       68,210    13.12      895,048    0.00%     0.75%     25.25%
   Platinum Investor I & II (first reduction in expense ratio)   139,114     6.98      971,438    0.00%     0.50%     25.56%
   Platinum Investor III                                         170,787    11.65    1,988,823    0.00%     0.70%     25.31%
   Platinum Investor IV                                           23,024    10.20      234,916    0.00%     0.70%     25.31%
   Platinum Investor FlexDirector                                    316    11.55        3,654    0.00%     0.70%     25.31%
   Platinum Investor PLUS                                         14,421    13.69      197,356    0.00%     0.70%     25.31%
   Platinum Investor Survivor                                     15,055    11.49      172,917    0.00%     0.40%     25.69%
   Platinum Investor Survivor II                                  21,075    14.83      312,622    0.00%     0.75%     25.25%
   Platinum Investor VIP                                          80,870     8.54      690,653    0.00%     0.70%     25.31%
   Platinum Investor VIP (with GMWB rider)                           249     8.31        2,068    0.00%     1.45%     24.37%
Putnam VT Small Cap Value Fund - Class IB
   AG Income Advantage VUL                                         3,361     7.25       24,354    1.56%     0.20%     31.27%
   AG Legacy Plus                                                 13,131    16.68      218,956    1.64%     0.75%     30.55%
   Income Advantage Select VUL                                       291    12.59        3,662    0.43%     0.20%     87.01%
   Protection Advantage Select                                        44     8.31          369    1.61%     0.70%     30.62%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                 27,449     4.97      136,447    0.00%     0.75%     37.71%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                 46,222     6.73      310,949    0.84%     0.75%     62.67%
SunAmerica Aggressive Growth Portfolio - Class 1
   AG Income Advantage VUL                                           906     6.01        5,444    0.17%     0.20%     40.20%
   Income Advantage Select VUL                                       470    12.73        5,980    0.23%     0.20%     46.40%
   Platinum Investor I & II                                          866     9.09        7,873    0.03%     0.75%     39.43%
   Platinum Investor I & II (first reduction in expense ratio)     5,026     7.07       35,524    0.03%     0.50%     39.78%
   Platinum Investor III                                          43,203     9.13      394,335    0.13%     0.70%     39.50%
   Platinum Investor IV                                            8,468     7.75       65,587    0.13%     0.70%     39.50%
   Platinum Investor FlexDirector                                     95     8.82          841    0.15%     0.70%     39.50%
   Platinum Investor PLUS                                          8,844     9.69       85,727    0.13%     0.70%     39.50%
   Platinum Investor Survivor                                         --     9.34           --    0.00%     0.40%     39.92%
   Platinum Investor Survivor II                                   2,070     9.09       18,825    0.15%     0.75%     39.43%
   Platinum Investor VIP                                          18,913     6.92      130,891    0.14%     0.70%     39.50%
   Protection Advantage Select                                       818     7.12        5,824    0.19%     0.70%     39.50%
SunAmerica Balanced Portfolio - Class 1
   AG Income Advantage VUL                                           779     8.92        6,944    4.39%     0.20%     23.78%
   Income Advantage Select VUL                                       858    12.29       10,552    5.89%     0.20%     28.69%
   Platinum Investor I & II                                          457    11.30        5,168    2.10%     0.75%     23.10%
   Platinum Investor I & II (first reduction in expense ratio)       958     9.42        9,027    2.10%     0.50%      9.58%
   Platinum Investor III                                          73,943    11.34      838,681    3.38%     0.70%     23.16%
   Platinum Investor IV                                            6,194    10.57       65,453    3.49%     0.70%     23.16%
   Platinum Investor FlexDirector                                     36    10.91          396    3.31%     0.70%     23.16%
   Platinum Investor PLUS                                         20,122    11.70      235,437    3.39%     0.70%     23.16%

                                   VL-R - 83

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
SunAmerica Balanced Portfolio - Class 1 - Continued
   Platinum Investor Survivor                                        275   $11.61   $    3,187    3.22%     0.40%     23.53%
   Platinum Investor Survivor II                                   5,449    11.30       61,571    3.57%     0.75%     23.10%
   Platinum Investor VIP                                          12,234    10.28      125,778    3.53%     0.70%     23.16%
   Protection Advantage Select                                       145     9.44        1,369    4.51%     0.70%     23.16%
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                       92,659    12.22    1,131,872    0.00%     0.75%     64.32%
   Platinum Investor I & II (first reduction in expense ratio)    84,142     8.66      728,692    0.00%     0.50%     64.73%
   Platinum Investor III                                          71,513     8.22      587,902    0.00%     0.70%     64.40%
   Platinum Investor IV                                            2,610    12.32       32,170    0.00%     0.70%     64.40%
   Platinum Investor PLUS                                          3,643    13.09       47,686    0.00%     0.70%     64.40%
   Platinum Investor Survivor                                     17,739     7.96      141,186    0.00%     0.40%     64.89%
   Platinum Investor Survivor II                                     207    11.53        2,386    0.00%     0.75%     64.32%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                       18,121    13.42      243,269    9.67%     0.75%     41.02%
   Platinum Investor I & II (first reduction in expense ratio)    35,281    10.84      382,441    9.67%     0.50%     41.37%
   Platinum Investor III                                          18,522    13.96      258,496    8.96%     0.70%     41.09%
   Platinum Investor IV                                            3,272    12.03       39,352    9.51%     0.70%     41.09%
   Platinum Investor FlexDirector                                     56    13.04          732    1.27%     0.70%     41.09%
   Platinum Investor PLUS                                          2,447    15.59       38,131    7.51%     0.70%     41.09%
   Platinum Investor Survivor                                        651    13.29        8,644   11.83%     0.40%     41.51%
   Platinum Investor Survivor II                                  50,943    15.17      772,988    8.27%     0.75%     41.02%
VALIC Company I International Equities Fund *
   AG Income Advantage VUL                                         3,801     6.87       26,122    3.48%     0.20%     29.34%
   AG Legacy Plus                                                  7,853     9.09       71,358    2.62%     0.75%     28.63%
   Corporate America (reduced surrender charge)                    1,433     7.32       10,489    2.61%     0.65%     28.76%
   Income Advantage Select VUL                                       316    12.78        4,034    4.79%     0.20%     79.50%
   Platinum Investor I & II                                       87,047    11.66    1,014,654    2.67%     0.75%     28.63%
   Platinum Investor I & II (first reduction in expense ratio)    20,182     7.56      152,548    2.67%     0.50%     28.95%
   Platinum Investor III                                         111,121    10.11    1,122,968    2.90%     0.70%     28.69%
   Platinum Investor IV                                            6,983    11.04       77,123    2.60%     0.70%     28.69%
   Platinum Investor FlexDirector                                    530    12.42        6,582    2.56%     0.70%     28.69%
   Platinum Investor PLUS                                         10,303    13.23      136,329    2.44%     0.70%     28.69%
   Platinum Investor Survivor                                     11,853     9.09      107,734    2.57%     0.40%     29.08%
   Platinum Investor Survivor II                                   7,598    13.72      104,267    3.12%     0.75%     28.63%
   Platinum Investor VIP                                          34,250     9.16      313,780    2.92%     0.70%     28.69%
   Protection Advantage Select                                     1,831     7.88       14,431    2.85%     0.70%     28.69%
VALIC Company I Mid Cap Index Fund *
   AG Income Advantage VUL                                         2,814     8.32       23,412    2.09%     0.20%     38.01%
   AG Legacy Plus                                                 12,998    14.36      186,716    1.50%     0.75%     37.25%
   Corporate America                                               3,968    15.92       63,160    1.52%     0.35%     37.80%
   Corporate America (reduced surrender charge)                    5,801    12.64       73,311    1.52%     0.65%     37.39%
   Income Advantage Select VUL                                        50    13.39          663    1.08%     0.20%     41.78%
   Platinum Investor I & II                                      107,798    21.30    2,296,030    1.52%     0.75%     37.25%
   Platinum Investor I & II (first reduction in expense ratio)   244,308     8.54    2,085,330    1.52%     0.50%     37.59%
   Platinum Investor III                                         380,437    14.03    5,336,152    1.67%     0.70%     37.32%
   Platinum Investor IV                                           26,960    11.20      302,004    1.62%     0.70%     37.32%
   Platinum Investor FlexDirector                                    184    12.16        2,235    0.75%     0.70%     37.32%
   Platinum Investor PLUS                                         37,181    14.44      536,927    1.57%     0.70%     37.32%
   Platinum Investor Survivor                                     31,898    15.86      505,896    1.41%     0.40%     37.73%
   Platinum Investor Survivor II                                  23,008    15.71      361,531    1.68%     0.75%     37.25%

                                   VL-R - 84

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
VALIC Company I Mid Cap Index Fund * - Continued
   Platinum Investor VIP                                          76,106   $ 9.53   $  725,198    1.80%     0.70%     37.32%
   Platinum Investor VIP (with GMWB rider)                           259     9.27        2,404    1.80%     1.45%     36.29%
   Protection Advantage Select                                     1,936     9.02       17,472    1.75%     0.70%     37.32%
VALIC Company I Money Market I Fund *
   AG Income Advantage VUL                                        15,928    10.28      163,744    0.39%     0.20%      0.10%
   AG Legacy Plus                                                 20,283    11.69      237,069    0.15%     0.75%     -0.45%
   Corporate America (reduced surrender charge)                  248,806    11.19    2,784,171    0.27%     0.65%     -0.35%
   Income Advantage Select VUL                                     6,344    10.04       63,675    0.31%     0.20%      0.10%
   Platinum Investor I & II                                      198,970    12.88    2,563,182    0.32%     0.75%     -0.45%
   Platinum Investor I & II (first reduction in expense ratio)   318,884    10.06    3,207,133    0.32%     0.50%     -0.20%
   Platinum Investor III                                         856,825    11.63    9,964,382    0.32%     0.70%     -0.40%
   Platinum Investor IV                                           48,908    11.13      544,237    0.33%     0.70%     -0.40%
   Platinum Investor FlexDirector                                  2,020    11.16       22,537    0.31%     0.70%     -0.40%
   Platinum Investor PLUS                                         35,631    11.17      398,125    0.31%     0.70%     -0.40%
   Platinum Investor Survivor                                    126,399    12.35    1,561,645    0.32%     0.40%     -0.10%
   Platinum Investor Survivor II                                  39,533    11.17      441,607    0.49%     0.75%     -0.45%
   Platinum Investor VIP                                         185,513    10.87    2,016,447    0.31%     0.70%     -0.40%
   Platinum Investor VIP (with GMWB rider)                           131    10.57        1,387    0.31%     1.45%     -1.14%
   Protection Advantage Select                                    27,062    10.07      272,483    0.22%     0.70%     -0.40%
VALIC Company I Nasdaq-100 Index Fund *
   AG Income Advantage VUL                                         4,879     8.43       41,153    0.29%     0.20%     55.12%
   Corporate America (reduced surrender charge)                       --     9.09           --    0.00%     0.65%     54.42%
   Income Advantage Select VUL                                        11    14.17          150   51.57%     0.20%     55.19%
   Platinum Investor I & II                                       69,677     5.35      372,963    0.23%     0.75%     54.27%
   Platinum Investor I & II (first reduction in expense ratio)    32,092     9.26      297,324    0.23%     0.50%     54.65%
   Platinum Investor III                                         382,915     5.27    2,019,225    0.27%     0.70%     54.35%
   Platinum Investor IV                                            4,651    11.70       54,423    0.29%     0.70%     54.35%
   Platinum Investor FlexDirector                                    653    11.94        7,789    0.26%     0.70%     54.35%
   Platinum Investor PLUS                                         14,371    15.12      217,267    0.24%     0.70%     54.35%
   Platinum Investor Survivor                                      9,489     5.53       52,447    0.27%     0.40%     54.81%
   Platinum Investor Survivor II                                  14,059    11.34      159,499    0.27%     0.75%     54.27%
   Platinum Investor VIP                                          12,576    10.83      136,201    0.31%     0.70%     54.35%
   Protection Advantage Select                                        36    10.32          369    0.44%     0.70%     54.35%
VALIC Company I Science & Technology Fund *
   AG Income Advantage VUL                                         1,903     8.37       15,928    0.17%     0.20%     65.18%
   Income Advantage Select VUL                                        18    14.57          258    0.05%     0.20%     32.20%
   Platinum Investor I & II                                       19,507     4.38       85,385    0.10%     0.75%     64.28%
   Platinum Investor I & II (first reduction in expense ratio)     7,085     9.25       65,558    0.10%     0.50%     64.69%
   Platinum Investor III                                         176,774     4.35      769,322    0.10%     0.70%     64.36%
   Platinum Investor IV                                            4,104    11.50       47,210    0.11%     0.70%     64.36%
   Platinum Investor FlexDirector                                    756    11.07        8,364    0.11%     0.70%     64.36%
   Platinum Investor PLUS                                          4,789    13.49       64,597    0.11%     0.70%     64.36%
   Platinum Investor Survivor                                      8,910     4.52       40,276    0.10%     0.40%     64.85%
   Platinum Investor Survivor II                                   4,607    10.10       46,522    0.11%     0.75%     64.28%
   Platinum Investor VIP                                           9,882    10.58      104,551    0.13%     0.70%     64.36%
   Protection Advantage Select                                       547    10.14        5,553    0.12%     0.70%     64.36%
VALIC Company I Small Cap Index Fund *
   AG Income Advantage VUL                                         4,633     7.82       36,213    1.85%     0.20%     27.97%
   Corporate America (reduced surrender charge)                   14,606    11.22      163,830    1.94%     0.65%     27.39%
   Corporate Investor Select                                         506    13.62        6,894    2.86%     0.65%     32.71%

                                   VL-R - 85

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund * - Continued
   Income Advantage Select VUL                                       331   $12.14   $    4,015    1.00%     0.20%     54.47%
   Platinum Investor I & II                                       32,093    12.94      415,244    1.67%     0.75%     27.26%
   Platinum Investor I & II (first reduction in expense ratio)    63,169     8.65      546,583    1.67%     0.50%     27.58%
   Platinum Investor III                                         196,813    12.77    2,513,514    1.69%     0.70%     27.33%
   Platinum Investor IV                                           20,515    10.06      206,339    1.63%     0.70%     27.33%
   Platinum Investor FlexDirector                                    257    10.75        2,760    0.80%     0.70%     27.33%
   Platinum Investor PLUS                                         23,889    13.51      322,676    1.53%     0.70%     27.33%
   Platinum Investor Survivor                                     10,438    13.36      139,455    1.66%     0.40%     27.71%
   Platinum Investor Survivor II                                  21,354    14.49      309,463    1.78%     0.75%     27.26%
   Platinum Investor VIP                                          71,107     8.70      618,889    1.80%     0.70%     27.33%
   Protection Advantage Select                                     2,138     8.93       19,100    1.95%     0.70%     27.33%
VALIC Company I Stock Index Fund *
   AG Income Advantage VUL                                        50,084     7.54      377,685    3.06%     0.20%     25.91%
   AG Legacy Plus                                                 34,008     8.08      274,756    1.63%     0.75%     25.22%
   Corporate America                                               4,595     8.26       37,936    2.66%     0.35%     25.72%
   Corporate America (reduced surrender charge)                   25,337    10.53      266,822    2.66%     0.65%     25.34%
   Corporate Investor Select                                         520    12.88        6,701    3.97%     0.65%     27.78%
   Income Advantage Select VUL                                        13    12.16          161    3.88%     0.20%     19.41%
   Platinum Investor I & II                                      292,534    11.07    3,238,304    2.20%     0.75%     25.22%
   Platinum Investor I & II (first reduction in expense ratio)   454,959     8.27    3,762,618    2.20%     0.50%     25.53%
   Platinum Investor III                                         952,274     8.40    7,997,616    2.26%     0.70%     25.28%
   Platinum Investor IV                                           33,910     9.74      330,353    2.30%     0.70%     25.28%
   Platinum Investor FlexDirector                                  6,800    10.23       69,589    2.10%     0.70%     25.28%
   Platinum Investor PLUS                                         73,873    11.51      850,185    1.95%     0.70%     25.28%
   Platinum Investor Survivor                                    201,802     8.23    1,660,088    2.18%     0.40%     25.66%
   Platinum Investor Survivor II                                 112,834    10.69    1,205,705    2.50%     0.75%     25.22%
   Platinum Investor VIP                                          96,887     9.05      876,483    2.39%     0.70%     25.28%
   Protection Advantage Select                                     6,986     8.35       58,310    2.90%     0.70%     25.28%
Van Kampen LIT Capital Growth Portfolio - Class I
   AG Legacy Plus                                                  6,868     5.03       34,565    0.11%     0.75%     64.83%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                  6,562    14.67       96,261    7.10%     0.75%      0.22%
Van Kampen LIT Growth and Income Portfolio - Class I
   AG Income Advantage VUL                                        11,325     8.07       91,377    3.73%     0.20%     24.12%
   AG Income Advantage VUL (with GMWB rider)                         555     7.94        4,403    3.73%     0.95%     23.19%
   Corporate America (reduced surrender charge)                    7,053     8.18       57,665    4.22%     0.65%     23.56%
   Income Advantage Select VUL                                     1,647    12.11       19,935    4.53%     0.20%     24.12%
   Platinum Investor I & II                                       77,426    12.77      988,680    4.01%     0.75%     23.44%
   Platinum Investor I & II (first reduction in expense ratio)    73,706     8.85      652,462    4.01%     0.50%     23.75%
   Platinum Investor III                                         399,905    12.82    5,126,172    3.89%     0.70%     23.50%
   Platinum Investor IV                                           51,741    10.67      552,047    3.89%     0.70%     23.50%
   Platinum Investor FlexDirector                                  1,561    11.61       18,123    3.86%     0.70%     23.50%
   Platinum Investor PLUS                                         23,480    13.06      306,670    3.86%     0.70%     23.50%
   Platinum Investor Survivor                                     25,605    13.12      335,854    4.07%     0.40%     23.87%
   Platinum Investor Survivor II                                  58,615    12.77      748,473    3.84%     0.75%     23.44%
   Platinum Investor VIP                                          57,352     9.58      549,355    4.10%     0.70%     23.50%
   Platinum Investor VIP (with GMWB rider)                             3     9.32           31    4.10%     1.45%     22.58%
   Protection Advantage Select                                     8,424     8.81       74,177    3.64%     0.70%     23.50%
Vanguard VIF High Yield Bond Portfolio
   AG Income Advantage VUL                                        11,527    10.62      122,437    7.93%     0.20%     38.57%

                                   VL-R - 86

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2009 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Vanguard VIF High Yield Bond Portfolio - Continued
   Corporate America (reduced surrender charge)                   14,466   $12.27   $  177,518    7.46%     0.65%     37.95%
   Corporate Investor Select                                         427    15.07        6,433    0.00%     0.65%     20.41%
   Income Advantage Select VUL                                     2,386    14.02       33,447    2.08%     0.20%     38.57%
   Platinum Investor I & II                                       14,717    15.11      222,339    7.51%     0.75%     37.81%
   Platinum Investor I & II (first reduction in expense ratio)    28,936    10.61      307,127    7.51%     0.50%     38.16%
   Platinum Investor III                                         185,920    15.26    2,837,712    8.20%     0.70%     37.88%
   Platinum Investor IV                                           32,646    11.79      384,821    7.85%     0.70%     37.88%
   Platinum Investor FlexDirector                                    567    12.65        7,167    7.72%     0.70%     37.88%
   Platinum Investor PLUS                                         27,600    14.68      405,100    7.96%     0.70%     37.88%
   Platinum Investor Survivor                                     22,208    15.60      346,440    8.05%     0.40%     38.30%
   Platinum Investor Survivor II                                  67,559    14.98    1,012,087    6.86%     0.75%     37.81%
   Platinum Investor VIP                                          40,600    11.47      465,709    8.11%     0.70%     37.88%
   Platinum Investor VIP (with GMWB rider)                            77    11.16          857    8.11%     1.45%     36.85%
   Protection Advantage Select                                     1,987    10.97       21,790    4.80%     0.70%     37.88%
Vanguard VIF REIT Index Portfolio
   AG Income Advantage VUL                                         9,840     7.13       70,130    3.69%     0.20%     28.89%
   AG Income Advantage VUL (with GMWB rider)                         219     7.01        1,533    3.69%     0.95%     27.92%
   Corporate America (reduced surrender charge)                   19,701    11.43      225,200    4.24%     0.65%     28.31%
   Income Advantage Select VUL                                     3,431    11.37       39,000    2.97%     0.20%     28.89%
   Income Advantage Select VUL (with GMWB rider)                     369    11.26        4,156    2.97%     0.95%     79.82%
   Platinum Investor I & II                                       38,903    21.35      830,761    4.54%     0.75%     28.18%
   Platinum Investor I & II (first reduction in expense ratio)    54,743     7.48      409,246    4.54%     0.50%     28.50%
   Platinum Investor III                                         303,582    21.42    6,501,586    4.27%     0.70%     28.24%
   Platinum Investor IV                                           62,911    10.24      644,462    4.38%     0.70%     28.24%
   Platinum Investor FlexDirector                                  3,598    11.92       42,887    5.13%     0.70%     28.24%
   Platinum Investor PLUS                                         40,781    16.11      657,014    4.28%     0.70%     28.24%
   Platinum Investor Survivor                                     12,920    22.05      284,910    4.59%     0.40%     28.63%
   Platinum Investor Survivor II                                  29,921    18.61      556,777    3.99%     0.75%     28.18%
   Platinum Investor VIP                                         119,997     8.04      965,156    4.25%     0.70%     28.24%
   Platinum Investor VIP (with GMWB rider)                           645     7.82        5,049    4.25%     1.45%     27.28%
   Protection Advantage Select                                     7,422     8.00       59,376    3.18%     0.70%     28.24%

                                   VL-R - 87

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ----------- ---------- --------- ----------
AIG Retirement Company I International Equities Fund *
   AG Legacy Plus                                                    8,263   $ 7.06   $    58,370    3.41%     0.75%     -43.82%
   AIG Income Advantage VUL                                          1,810     5.31         9,619    9.09%     0.20%     -36.46%
   AIG Protection Advantage VUL                                      1,580     6.12         9,675    9.18%     0.70%     -41.10%
   Corporate America (reduced surrender charge)                      1,542     5.69         8,765    3.64%     0.65%     -43.76%
   Platinum Investor I & II                                         94,737     9.06       858,509    3.23%     0.75%     -43.82%
   Platinum Investor I & II (first reduction in expense ratio)       8,759     5.86        51,341    3.23%     0.50%     -35.20%
   Platinum Investor III                                            91,455     7.85       718,153    3.31%     0.70%     -43.79%
   Platinum Investor IV                                              7,394     8.58        63,451    3.60%     0.70%     -43.79%
   Platinum Investor FlexDirector                                      597     9.65         5,765    3.04%     0.70%     -43.79%
   Platinum Investor PLUS                                           12,593    10.28       129,477    3.43%     0.70%     -43.79%
   Platinum Investor Survivor                                       13,160     7.04        92,665    3.28%     0.40%     -43.62%
   Platinum Investor Survivor II                                     5,117    10.67        54,587    3.71%     0.75%     -43.82%
   Platinum Investor VIP                                            27,078     7.12       192,763    4.33%     0.70%     -43.79%
AIG Retirement Company I Mid Cap Index Fund *
   AG Legacy Plus                                                   17,056    10.47       178,515    1.35%     0.75%     -37.36%
   AIG Income Advantage VUL                                          1,584     6.03         9,549    3.47%     0.20%     -29.99%
   AIG Protection Advantage VUL                                      1,779     6.57        11,694    3.66%     0.70%     -31.85%
   Corporate America                                                 5,208    11.55        60,155    1.18%     0.35%     -37.11%
   Corporate America (reduced surrender charge)                      4,324     9.20        39,779    1.18%     0.65%     -37.30%
   Platinum Investor I & II                                        225,375    15.52     3,497,522    1.31%     0.75%     -37.36%
   Platinum Investor I & II (first reduction in expense ratio)      95,774     6.20       594,138    1.31%     0.50%     -38.59%
   Platinum Investor III                                           398,936    10.21     4,074,936    1.38%     0.70%     -37.33%
   Platinum Investor IV                                             31,029     8.16       253,122    1.45%     0.70%     -37.33%
   Platinum Investor FlexDirector                                      732     8.85         6,479    1.30%     0.70%     -37.33%
   Platinum Investor PLUS                                           44,230    10.52       465,140    1.39%     0.70%     -37.33%
   Platinum Investor Survivor                                       47,716    11.52       549,454    1.37%     0.40%     -37.14%
   Platinum Investor Survivor II                                    23,474    11.45       268,747    1.05%     0.75%     -37.36%
   Platinum Investor VIP                                            64,669     6.94       448,755    1.49%     0.70%     -37.33%
   Platinum Investor VIP (with GMWB rider)                             190     6.80         1,294    1.49%     1.45%     -37.80%
AIG Retirement Company I Money Market I Fund *
   AG Legacy Plus                                                    8,308    11.74        97,544    1.99%     0.75%       1.47%
   AIG Income Advantage Select                                       2,376    10.03        23,825    0.37%     0.20%       0.21%
   AIG Income Advantage VUL                                         20,660    10.27       212,177    3.49%     0.20%       2.03%
   AIG Income Advantage VUL (with GMWB rider)                           --    10.18            --    3.49%     0.95%       0.14%
   AIG Protection Advantage VUL                                     14,612    10.11       147,720    0.90%     0.70%       0.86%
   Corporate America (reduced surrender charge)                    240,305    11.23     2,698,450    2.09%     0.65%       1.57%
   Platinum Investor I & II                                        482,364    12.94     6,241,917    2.24%     0.75%       1.47%
   Platinum Investor I & II (first reduction in expense ratio)      88,397    10.08       890,808    2.24%     0.50%       0.69%
   Platinum Investor III                                         1,048,566    11.68    12,242,978    2.51%     0.70%       1.52%
   Platinum Investor IV                                             61,855    11.17       691,070    1.96%     0.70%       1.52%
   Platinum Investor FlexDirector                                    2,034    11.20        22,779    1.22%     0.70%       1.52%
   Platinum Investor PLUS                                           37,046    11.22       415,593    2.46%     0.70%       1.52%
   Platinum Investor Survivor                                      148,922    12.37     1,841,736    2.26%     0.40%       1.82%
   Platinum Investor Survivor II                                   183,771    11.22     2,062,078    2.09%     0.75%       1.47%
   Platinum Investor VIP                                           196,043    10.91     2,139,432    2.02%     0.70%       1.52%
   Platinum Investor VIP (with GMWB rider)                           1,901    10.70        20,338    2.02%     1.45%       0.76%
AIG Retirement Company I Nasdaq-100 Index Fund *
   AIG Income Advantage VUL                                          4,228     5.44        22,986    0.70%     0.20%     -31.58%
   AIG Protection Advantage VUL                                          1     6.69             4    0.00%     0.70%       2.65%
   Corporate America (reduced surrender charge)                        460     5.89         2,706    0.63%     0.65%     -33.54%

                                   VL-R - 88

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ---------- ---------- --------- ----------
AIG Retirement Company I Nasdaq-100 Index Fund * -
  Continued
   Platinum Investor I & II                                        154,741   $ 3.47   $  536,911    0.37%     0.75%     -42.85%
   Platinum Investor I & II (first reduction in expense ratio)      13,132     5.99       78,668    0.37%     0.50%     -36.57%
   Platinum Investor III                                           387,885     3.42    1,325,231    0.25%     0.70%     -42.82%
   Platinum Investor IV                                              4,487     7.58       34,018    0.25%     0.70%     -42.82%
   Platinum Investor FlexDirector                                      699     7.73        5,403    0.37%     0.70%     -42.82%
   Platinum Investor PLUS                                           18,467     9.80      180,889    0.26%     0.70%     -42.82%
   Platinum Investor Survivor                                       10,026     3.57       35,797    0.27%     0.40%     -42.65%
   Platinum Investor Survivor II                                    14,131     7.35      103,919    0.26%     0.75%     -42.85%
   Platinum Investor VIP                                             9,250     7.02       64,911    0.41%     0.70%     -42.82%
AIG Retirement Company I Science & Technology Fund *
   AIG Income Advantage VUL                                            184     5.07          931    0.00%     0.20%     -37.42%
   AIG Protection Advantage VUL                                        354     6.17        2,184    0.00%     0.70%     -39.37%
   Platinum Investor I & II                                         35,386     2.66       94,289    0.00%     0.75%     -46.39%
   Platinum Investor I & II (first reduction in expense ratio)       5,160     5.62       28,988    0.00%     0.50%     -37.71%
   Platinum Investor III                                           200,157     2.65      529,995    0.00%     0.70%     -46.36%
   Platinum Investor IV                                              3,947     7.00       27,628    0.00%     0.70%     -46.36%
   Platinum Investor FlexDirector                                      772     6.73        5,195    0.00%     0.70%     -46.36%
   Platinum Investor PLUS                                            4,668     8.21       38,305    0.00%     0.70%     -46.36%
   Platinum Investor Survivor                                       11,383     2.74       31,211    0.00%     0.40%     -46.20%
   Platinum Investor Survivor II                                     4,081     6.15       25,086    0.00%     0.75%     -46.39%
   Platinum Investor VIP                                             5,926     6.44       38,146    0.00%     0.70%     -46.36%
AIG Retirement Company I Small Cap Index Fund *
   AIG Income Advantage VUL                                          3,799     6.11       23,203    4.40%     0.20%     -26.64%
   AIG Protection Advantage VUL                                      1,522     7.02       10,675    4.42%     0.70%     -32.86%
   Corporate America (reduced surrender charge)                     15,706     8.80      138,285    2.21%     0.65%     -34.90%
   Platinum Investor I & II                                         50,200    10.17      510,367    1.60%     0.75%     -34.96%
   Platinum Investor I & II (first reduction in expense ratio)      41,499     6.78      281,447    1.60%     0.50%     -30.83%
   Platinum Investor III                                           203,998    10.03    2,046,116    1.65%     0.70%     -34.93%
   Platinum Investor IV                                             22,526     7.90      177,938    1.56%     0.70%     -34.93%
   Platinum Investor FlexDirector                                      941     8.44        7,946    1.37%     0.70%     -34.93%
   Platinum Investor PLUS                                           29,895    10.61      317,139    1.74%     0.70%     -34.93%
   Platinum Investor Survivor                                       10,999    10.46      115,070    1.94%     0.40%     -34.73%
   Platinum Investor Survivor II                                    19,149    11.39      218,056    1.83%     0.75%     -34.96%
   Platinum Investor VIP                                            61,269     6.84      418,815    1.91%     0.70%     -34.93%
AIG Retirement Company I Stock Index Fund *
   AG Legacy Plus                                                   67,401     6.45      434,871    2.32%     0.75%     -37.68%
   AIG Income Advantage VUL                                         23,657     5.99      141,688    6.22%     0.20%     -31.04%
   AIG Protection Advantage VUL                                      3,978     6.66       26,503    6.23%     0.70%     -26.88%
   Corporate America                                                 6,136     6.57       40,295    2.36%     0.35%     -37.43%
   Corporate America (reduced surrender charge)                     16,321     8.40      137,121    2.36%     0.65%     -37.61%
   Platinum Investor I & II                                        645,016     8.84    5,702,203    2.20%     0.75%     -37.68%
   Platinum Investor I & II (first reduction in expense ratio)     121,963     6.59      803,511    2.20%     0.50%     -34.15%
   Platinum Investor III                                         1,038,658     6.70    6,962,832    2.17%     0.70%     -37.64%
   Platinum Investor IV                                             35,593     7.78      276,781    1.61%     0.70%     -37.64%
   Platinum Investor FlexDirector                                    8,666     8.17       70,784    2.11%     0.70%     -37.64%
   Platinum Investor PLUS                                          107,242     9.19      985,163    2.40%     0.70%     -37.65%
   Platinum Investor Survivor                                      236,032     6.55    1,545,214    2.36%     0.40%     -37.46%
   Platinum Investor Survivor II                                    97,061     8.53      828,274    2.59%     0.75%     -37.68%
   Platinum Investor VIP                                            90,985     7.22      657,001    2.84%     0.70%     -37.65%

                                   VL-R - 89

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                         ------- ---------- ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                                3,476   $ 8.17   $   28,392    2.53%     0.35%     -30.39%
   Corporate America (reduced surrender charge)                     3,288     8.10       26,637    2.53%     0.65%     -30.59%
   Platinum Investor I & II                                       515,196     8.08    4,163,212    2.21%     0.75%     -30.66%
   Platinum Investor I & II (first reduction in expense ratio)     62,008     7.07      438,212    2.21%     0.50%     -29.33%
   Platinum Investor III                                          328,322     8.09    2,656,668    2.18%     0.70%     -30.63%
   Platinum Investor IV                                            15,026     8.09      121,583    2.32%     0.70%     -30.63%
   Platinum Investor FlexDirector                                       0     8.09            2    0.00%     0.70%     -30.63%
   Platinum Investor PLUS                                          24,284     8.09      196,495    2.36%     0.70%     -30.63%
   Platinum Investor Survivor                                      46,862     8.16      382,250    2.28%     0.40%     -30.42%
   Platinum Investor Survivor II                                   11,357     8.08       91,770    2.38%     0.75%     -30.66%
AIM V.I. Global Real Estate Fund - Series I
   AIG Income Advantage Select                                         17     9.17          159    0.00%     0.20%      10.66%
   AIG Income Advantage VUL                                         2,127     4.89       10,412   15.11%     0.20%     -38.98%
   AIG Protection Advantage VUL                                        43     5.79          251   18.33%     0.70%     -32.77%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                                  22,872     8.07      184,554    0.52%     0.75%     -40.83%
   AIG Income Advantage Select                                         59    10.02          591    0.00%     0.20%       4.10%
   AIG Income Advantage VUL                                         4,916     5.59       27,481    1.51%     0.20%     -35.76%
   AIG Protection Advantage VUL                                     2,650     6.39       16,945    0.97%     0.70%     -35.87%
   Corporate America                                                4,045     7.94       32,111    0.69%     0.35%     -40.59%
   Corporate America (reduced surrender charge)                    22,308    11.76      262,246    0.69%     0.65%     -40.77%
   Platinum Investor I & II                                       236,490    11.17    2,640,820    0.53%     0.75%     -40.83%
   Platinum Investor I & II (first reduction in expense ratio)     34,462     6.27      216,026    0.53%     0.50%     -37.31%
   Platinum Investor III                                          343,412     9.40    3,226,670    0.60%     0.70%     -40.80%
   Platinum Investor IV                                            38,950     9.99      388,929    0.61%     0.70%     -40.80%
   Platinum Investor FlexDirector                                   2,827    11.52       32,578    0.72%     0.70%     -40.80%
   Platinum Investor PLUS                                          18,108    13.00      235,389    0.56%     0.70%     -40.80%
   Platinum Investor Survivor                                      52,519     7.91      415,552    0.56%     0.40%     -40.62%
   Platinum Investor Survivor II                                   31,066    13.59      422,172    0.63%     0.75%     -40.83%
   Platinum Investor VIP                                           72,167     8.05      580,594    0.69%     0.70%     -40.80%
   Platinum Investor VIP (with GMWB rider)                            270     7.89        2,126    0.69%     1.45%     -41.24%
Alger American Capital Appreciation Portfolio - Class O Shares *
   AIG Income Advantage VUL                                         4,538     5.40       24,511    0.00%     0.20%     -40.20%
   AIG Protection Advantage VUL                                     2,163     6.12       13,228    0.00%     0.70%     -35.55%
   Corporate America (reduced surrender charge)                     1,516     6.03        9,137    0.00%     0.65%     -45.49%
   Platinum Investor I & II                                         1,496    12.55       18,785    0.00%     0.75%     -45.55%
   Platinum Investor III                                           76,493    12.59      963,013    0.00%     0.70%     -45.52%
   Platinum Investor IV                                            16,476     9.91      163,306    0.00%     0.70%     -45.52%
   Platinum Investor FlexDirector                                     463     9.92        4,597    0.00%     0.70%     -45.52%
   Platinum Investor PLUS                                          15,115    12.59      190,291    0.00%     0.70%     -45.52%
   Platinum Investor Survivor                                         503    12.81        6,439    0.00%     0.40%     -45.35%
   Platinum Investor Survivor II                                   18,759    12.55      235,493    0.00%     0.75%     -45.55%
   Platinum Investor VIP                                           39,376     8.17      321,713    0.00%     0.70%     -45.52%
   Platinum Investor VIP (with GMWB rider)                          1,075     8.01        8,609    0.00%     1.45%     -45.93%
Alger American MidCap Growth Portfolio - Class O Shares
   AIG Income Advantage Select                                         29     8.94          263    0.00%     0.20%       5.85%
   AIG Income Advantage VUL                                        11,424     4.09       46,771    0.06%     0.20%     -52.27%
   AIG Income Advantage VUL (with GMWB rider)                         666     4.06        2,702    0.06%     0.95%     -16.76%

                                   VL-R - 90

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   AIG Protection Advantage VUL                                    8,067   $ 4.76   $   38,423    0.00%     0.70%     -50.67%
   Corporate America (reduced surrender charge)                   17,186     7.36      126,454    0.14%     0.65%     -58.63%
   Platinum Investor I & II                                        7,067     9.79       69,206    0.17%     0.75%     -58.67%
   Platinum Investor III                                          55,805     9.82      548,042    0.18%     0.70%     -58.65%
   Platinum Investor IV                                           22,241     6.50      144,557    0.16%     0.70%     -58.65%
   Platinum Investor FlexDirector                                  3,613     6.85       24,767    0.23%     0.70%     -58.65%
   Platinum Investor PLUS                                         10,012     9.82       98,326    0.17%     0.70%     -58.65%
   Platinum Investor Survivor                                      6,618     9.99       66,105    0.18%     0.40%     -58.52%
   Platinum Investor Survivor II                                  18,261     9.79      178,828    0.18%     0.75%     -58.67%
   Platinum Investor VIP                                          28,143     5.60      157,611    0.15%     0.70%     -58.65%
   Platinum Investor VIP (with GMWB rider)                            43     5.49          234    0.15%     1.45%     -46.53%
American Century VP Value Fund - Class I
   AG Legacy Plus                                                 23,035    14.14      325,726    2.50%     0.75%     -27.32%
   AIG Income Advantage Select                                        38    10.00          380    0.00%     0.20%       3.76%
   AIG Income Advantage VUL                                        2,416     6.85       16,540    0.41%     0.20%     -26.92%
   AIG Protection Advantage VUL                                      976     7.55        7,370    0.00%     0.70%     -15.19%
   Corporate America (reduced surrender charge)                   43,889     9.06      397,686    2.65%     0.65%     -27.25%
   Platinum Investor I & II                                      172,912    12.77    2,208,750    2.52%     0.75%     -27.32%
   Platinum Investor I & II (first reduction in expense ratio)    41,100     7.57      311,318    2.52%     0.50%     -16.78%
   Platinum Investor III                                         466,616    12.72    5,937,381    2.55%     0.70%     -27.29%
   Platinum Investor IV                                           68,813     8.37      575,795    2.35%     0.70%     -27.29%
   Platinum Investor FlexDirector                                    959     9.11        8,739    1.60%     0.70%     -27.29%
   Platinum Investor PLUS                                         60,608    10.78      653,358    2.48%     0.70%     -27.29%
   Platinum Investor Survivor                                     15,579    13.14      204,774    2.87%     0.40%     -27.07%
   Platinum Investor Survivor II                                  58,185    11.25      654,712    2.08%     0.75%     -27.32%
   Platinum Investor VIP                                         114,296     7.86      898,189    2.13%     0.70%     -27.29%
   Platinum Investor VIP (with GMWB rider)                            19     7.70          149    2.13%     1.45%     -27.83%
Credit Suisse Small Cap Core I Portfolio
   AIG Income Advantage Select                                        10     9.31           90    0.00%     0.20%       9.88%
   AIG Income Advantage VUL                                          367     6.05        2,221    0.11%     0.20%     -29.18%
   AIG Income Advantage VUL (with GMWB rider)                        347     6.00        2,082    0.12%     0.95%     -11.88%
   AIG Protection Advantage VUL                                    3,803     6.87       26,107    0.00%     0.70%      -6.95%
   Platinum Investor I & II                                       25,694     5.25      134,862    0.08%     0.75%     -35.09%
   Platinum Investor III                                         125,824     5.15      648,178    0.09%     0.70%     -35.06%
   Platinum Investor IV                                           14,236     6.58       93,703    0.09%     0.70%     -35.05%
   Platinum Investor FlexDirector                                  3,604     6.52       23,485    0.14%     0.70%     -35.06%
   Platinum Investor PLUS                                         11,571     8.22       95,148    0.08%     0.70%     -35.05%
   Platinum Investor Survivor                                      4,999     5.40       27,003    0.10%     0.40%     -34.86%
   Platinum Investor Survivor II                                   2,615     7.78       20,338    0.11%     0.75%     -35.09%
   Platinum Investor VIP                                          24,565     6.04      148,463    0.09%     0.70%     -35.05%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                       68,356     8.39      573,651    1.01%     0.75%     -40.87%
   Platinum Investor I & II (first reduction in expense ratio)     4,112     5.87       24,142    1.01%     0.50%     -36.13%
   Platinum Investor III                                         206,802     8.27    1,710,440    1.02%     0.70%     -40.84%
   Platinum Investor IV                                           15,768     6.94      109,471    0.99%     0.70%     -40.84%
   Platinum Investor FlexDirector                                      0     7.52            2    1.34%     0.70%     -40.84%
   Platinum Investor PLUS                                         20,545     8.69      178,463    1.02%     0.70%     -40.84%
   Platinum Investor Survivor                                      9,909     8.64       85,567    0.98%     0.40%     -40.66%
   Platinum Investor Survivor II                                  12,223     9.50      116,077    0.98%     0.75%     -40.87%

                                   VL-R - 91

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ----------- ---------- --------- ----------
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                                 3,948   $ 6.92   $    27,324    0.85%     0.35%     -37.81%
   Corporate America (reduced surrender charge)                         --     6.43            --    0.85%     0.65%     -38.00%
   Platinum Investor I & II                                        257,700     8.23     2,120,828    0.93%     0.75%     -38.06%
   Platinum Investor I & II (first reduction in expense ratio)      29,390     6.47       190,180    0.93%     0.50%     -35.79%
   Platinum Investor III                                           425,589     6.35     2,703,867    0.94%     0.70%     -38.03%
   Platinum Investor IV                                             17,788     6.05       107,568    0.90%     0.70%     -38.03%
   Platinum Investor FlexDirector                                    1,260     6.02         7,586    0.84%     0.70%     -38.03%
   Platinum Investor PLUS                                           34,678     6.86       237,839    0.93%     0.70%     -38.03%
   Platinum Investor Survivor                                       33,991     6.90       234,522    1.00%     0.40%     -37.84%
   Platinum Investor Survivor II                                    36,943     7.44       274,775    0.71%     0.75%     -38.06%
Dreyfus VIF International Value Portfolio - Initial Shares
   AIG Income Advantage Select                                       1,036    10.25        10,622    0.00%     0.20%       9.71%
   AIG Income Advantage VUL                                          2,962     6.02        17,835    0.27%     0.20%     -34.03%
   AIG Income Advantage VUL (with GMWB rider)                          472     5.97         2,817    0.27%     0.95%      -4.75%
   AIG Protection Advantage VUL                                      1,481     6.87        10,172    0.00%     0.70%     -21.64%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                                 2,263    13.96        31,590    5.13%     0.35%      -4.51%
   Corporate America (reduced surrender charge)                     14,726    10.55       155,398    5.13%     0.65%      -4.80%
   Platinum Investor I & II                                        215,922    13.71     2,960,319    5.04%     0.75%      -4.90%
   Platinum Investor I & II (first reduction in expense ratio)      12,508     9.54       119,339    5.04%     0.50%      -4.02%
   Platinum Investor III                                           272,054    13.01     3,539,694    5.22%     0.70%      -4.85%
   Platinum Investor IV                                             28,179    10.22       287,982    5.77%     0.70%      -4.85%
   Platinum Investor FlexDirector                                      228    10.50         2,400    4.89%     0.70%      -4.85%
   Platinum Investor PLUS                                           22,479    11.54       259,295    4.92%     0.70%      -4.85%
   Platinum Investor Survivor                                       12,457    13.91       173,331    4.86%     0.40%      -4.56%
   Platinum Investor Survivor II                                    10,093    11.56       116,648    6.56%     0.75%      -4.90%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                   13,951     9.45       131,786    2.45%     0.75%     -29.44%
   AIG Income Advantage VUL                                            608     6.99         4,248    6.47%     0.20%     -25.80%
   AIG Protection Advantage VUL                                        260     7.23         1,880    6.66%     0.70%     -30.84%
   Platinum Investor I & II                                        111,022     8.99       998,288    2.49%     0.75%     -29.44%
   Platinum Investor I & II (first reduction in expense ratio)       9,097     7.00        63,703    2.49%     0.50%     -30.80%
   Platinum Investor III                                           255,338     8.99     2,295,700    2.59%     0.70%     -29.40%
   Platinum Investor IV                                             11,064     8.85        97,895    2.73%     0.70%     -29.40%
   Platinum Investor FlexDirector                                    1,264     9.00        11,369    2.45%     0.70%     -29.40%
   Platinum Investor PLUS                                           27,097    10.28       278,507    2.58%     0.70%     -29.40%
   Platinum Investor Survivor                                        8,228     9.25        76,128    2.29%     0.40%     -29.19%
   Platinum Investor Survivor II                                    18,015    10.02       180,428    2.45%     0.75%     -29.44%
   Platinum Investor VIP                                            19,358     8.42       163,067    3.23%     0.70%     -29.40%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   34,318    10.51       360,853    0.81%     0.75%     -43.12%
   AIG Income Advantage Select                                         541     9.63         5,208    0.07%     0.20%       5.04%
   AIG Income Advantage VUL                                         21,133     5.52       116,625    2.25%     0.20%     -42.80%
   AIG Protection Advantage VUL                                      7,443     6.22        46,273    2.20%     0.70%     -36.58%
   Corporate America (reduced surrender charge)                     67,700     9.37       634,579    1.17%     0.65%     -43.06%
   Platinum Investor I & II                                        405,126     9.22     3,734,668    0.75%     0.75%     -43.12%
   Platinum Investor I & II (first reduction in expense ratio)      95,939     6.09       584,362    0.75%     0.50%     -39.57%
   Platinum Investor III                                         1,289,957     9.12    11,759,787    0.78%     0.70%     -43.09%
   Platinum Investor IV                                            128,493     8.41     1,079,996    0.88%     0.70%     -43.09%

                                   VL-R - 92

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor FlexDirector                                  5,879   $ 9.31   $   54,705    0.64%     0.70%     -43.09%
   Platinum Investor PLUS                                        104,878    10.91    1,144,141    0.81%     0.70%     -43.09%
   Platinum Investor Survivor                                    108,914     9.49    1,033,134    0.84%     0.40%     -42.92%
   Platinum Investor Survivor II                                 140,974    11.48    1,618,117    0.90%     0.75%     -43.12%
   Platinum Investor VIP                                         234,203     7.10    1,662,978    1.10%     0.70%     -43.09%
   Platinum Investor VIP (with GMWB rider)                           432     6.96        3,004    1.10%     1.45%     -43.52%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                 40,538     7.84      317,973    2.19%     0.75%     -43.24%
   AIG Income Advantage Select                                        58     9.61          555    2.19%     0.20%       4.46%
   AIG Income Advantage VUL                                        9,518     5.35       50,953    6.71%     0.20%     -38.19%
   AIG Protection Advantage VUL                                    3,719     6.03       22,434    6.76%     0.70%     -39.56%
   Corporate America (reduced surrender charge)                   52,301     7.72      403,892    2.58%     0.65%     -43.18%
   Platinum Investor I & II                                      218,708     7.93    1,734,224    2.31%     0.75%     -43.24%
   Platinum Investor I & II (first reduction in expense ratio)    48,900     6.03      294,950    2.31%     0.50%     -35.24%
   Platinum Investor III                                         785,541     7.96    6,249,987    2.34%     0.70%     -43.21%
   Platinum Investor IV                                           54,475     7.12      387,969    2.56%     0.70%     -43.21%
   Platinum Investor FlexDirector                                  9,767     7.57       73,983    5.29%     0.70%     -43.21%
   Platinum Investor PLUS                                         81,168     8.57      695,373    2.48%     0.70%     -43.21%
   Platinum Investor Survivor                                     82,212     8.16      670,798    2.35%     0.40%     -43.04%
   Platinum Investor Survivor II                                 118,561     8.67    1,028,428    2.73%     0.75%     -43.24%
   Platinum Investor VIP                                         102,686     6.55      672,913    3.08%     0.70%     -43.21%
   Platinum Investor VIP (with GMWB rider)                           185     6.42        1,185    3.08%     1.45%     -43.64%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        1,535     6.49        9,960    6.54%     0.20%     -29.21%
   AIG Protection Advantage VUL                                      758     7.03        5,329    6.77%     0.70%     -30.94%
   Platinum Investor I & II                                           --     7.68           --    0.00%     0.75%     -33.30%
   Platinum Investor III                                           3,169     7.69       24,376    2.93%     0.70%     -33.27%
   Platinum Investor IV                                              284     7.69        2,181    2.76%     0.70%     -33.27%
   Platinum Investor FlexDirector                                    624     7.69        4,801    5.85%     0.70%     -33.27%
   Platinum Investor PLUS                                              7     7.69           55    6.19%     0.70%     -30.73%
   Platinum Investor VIP                                           2,753     7.87       21,671    3.42%     0.70%     -33.27%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        2,368     6.33       14,991    6.80%     0.20%     -31.10%
   AIG Protection Advantage VUL                                      236     6.89        1,628    6.19%     0.70%      -4.25%
   Corporate America (reduced surrender charge)                   51,126     6.64      339,463    6.24%     0.65%     -24.61%
   Platinum Investor III                                           5,066     7.54       38,172    2.67%     0.70%     -34.82%
   Platinum Investor IV                                              112     7.54          848    2.30%     0.70%     -34.82%
   Platinum Investor PLUS                                              7     7.54           55    6.27%     0.70%     -32.19%
   Platinum Investor VIP                                           6,838     7.73       52,852    2.91%     0.70%     -34.82%
   Platinum Investor VIP (with GMWB rider)                            51     7.58          383    2.91%     1.45%     -27.41%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   AIG Income Advantage VUL                                        1,349     5.92        7,986    5.73%     0.20%     -35.25%
   AIG Protection Advantage VUL                                      901     6.54        5,895    5.67%     0.70%     -35.46%
   Platinum Investor III                                           5,206     7.15       37,247    2.17%     0.70%     -38.60%
   Platinum Investor IV                                              466     7.15        3,330    4.02%     0.70%     -38.60%
   Platinum Investor PLUS                                            111     7.15          797    2.61%     0.70%     -38.60%
   Platinum Investor Survivor II                                  10,220     7.14       73,016    2.19%     0.75%     -38.63%
   Platinum Investor VIP                                          23,931     7.37      176,290    2.97%     0.70%     -38.60%
   Platinum Investor VIP (with GMWB rider)                           192     7.22        1,386    2.97%     1.45%     -39.06%

                                   VL-R - 93

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                 Investment
                                                                                                   Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ---------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                   20,013   $ 5.91   $  118,321    0.58%     0.75%     -47.70%
   AIG Income Advantage Select                                         820     8.83        7,247    1.75%     0.20%       0.60%
   AIG Income Advantage VUL                                          6,084     5.03       30,618    1.77%     0.20%     -41.75%
   AIG Protection Advantage VUL                                      2,787     5.73       15,970    1.83%     0.70%     -42.37%
   Corporate America (reduced surrender charge)                     36,580     7.83      286,331    0.66%     0.65%     -47.65%
   Platinum Investor I & II                                        180,342     4.95      892,084    0.62%     0.75%     -47.70%
   Platinum Investor I & II (first reduction in expense ratio)      13,222     5.66       74,882    0.62%     0.50%     -42.39%
   Platinum Investor III                                         1,109,743     4.91    5,450,656    0.62%     0.70%     -47.68%
   Platinum Investor IV                                             39,300     7.40      290,729    0.62%     0.70%     -47.68%
   Platinum Investor FlexDirector                                    6,834     7.11       48,605    0.44%     0.70%     -47.68%
   Platinum Investor PLUS                                          100,968     7.90      798,102    0.59%     0.70%     -47.68%
   Platinum Investor Survivor                                       65,987     5.09      335,882    0.61%     0.40%     -47.52%
   Platinum Investor Survivor II                                   140,365     7.01      984,555    0.72%     0.75%     -47.70%
   Platinum Investor VIP                                            46,542     6.81      316,817    0.93%     0.70%     -47.68%
   Platinum Investor VIP (with GMWB rider)                              --     6.67           --    0.93%     1.45%     -48.07%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage Select                                         757     9.78        7,408    0.31%     0.20%       7.11%
   AIG Income Advantage VUL                                          8,302     5.76       47,798    0.30%     0.20%     -39.73%
   AIG Protection Advantage VUL                                      1,477     6.35        9,372    0.31%     0.70%     -34.33%
   Corporate America (reduced surrender charge)                     51,258    10.36      531,016    0.26%     0.65%     -40.00%
   Platinum Investor I & II                                          7,691    15.53      119,436    0.24%     0.75%     -40.06%
   Platinum Investor III                                           168,736    15.57    2,627,684    0.25%     0.70%     -40.03%
   Platinum Investor IV                                             76,703     8.84      678,399    0.26%     0.70%     -40.03%
   Platinum Investor FlexDirector                                      660    10.41        6,868    0.29%     0.70%     -40.03%
   Platinum Investor PLUS                                           17,851    15.57      277,995    0.26%     0.70%     -40.03%
   Platinum Investor Survivor                                        7,304    15.84      115,687    0.24%     0.40%     -39.85%
   Platinum Investor Survivor II                                    27,150    15.53      421,603    0.26%     0.75%     -40.06%
   Platinum Investor VIP                                           157,643     7.23    1,140,302    0.27%     0.70%     -40.03%
   Platinum Investor VIP (with GMWB rider)                              --     7.09           --    0.27%     1.45%     -40.48%
Franklin Templeton Franklin Small Cap Value Securities Fund -
  Class 2
   AIG Income Advantage Select                                          42     9.79          414    0.00%     0.20%       9.09%
   AIG Income Advantage VUL                                          4,630     6.23       28,835    0.54%     0.20%     -33.15%
   AIG Protection Advantage VUL                                      2,135     6.76       14,438    0.00%     0.70%     -36.13%
   Corporate America (reduced surrender charge)                     29,058     9.15      265,878    1.52%     0.65%     -33.45%
   Platinum Investor I & II                                         12,124    13.16      159,555    1.31%     0.75%     -33.52%
   Platinum Investor I & II (first reduction in expense ratio)       1,749     6.45       11,281    1.31%     0.50%      -5.47%
   Platinum Investor III                                           287,214    13.20    3,790,452    1.12%     0.70%     -33.48%
   Platinum Investor IV                                             56,789     8.01      454,596    1.34%     0.70%     -33.48%
   Platinum Investor FlexDirector                                    2,223     9.43       20,969    1.23%     0.70%     -33.48%
   Platinum Investor PLUS                                           23,647    13.20      312,075    1.23%     0.70%     -33.48%
   Platinum Investor Survivor                                       31,440    13.42      422,045    1.12%     0.40%     -33.28%
   Platinum Investor Survivor II                                    43,729    13.16      575,472    1.40%     0.75%     -33.52%
   Platinum Investor VIP                                           105,874     6.92      732,746    1.27%     0.70%     -33.48%
   Platinum Investor VIP (with GMWB rider)                              46     6.78          315    1.27%     1.45%     -33.98%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                                   12,546     4.96       62,198    0.00%     0.75%     -42.93%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                     11,064    11.07      122,448    6.56%     0.65%       6.89%
   Platinum Investor I & II                                         39,419    13.50      532,195    4.00%     0.75%       6.79%
   Platinum Investor I & II (first reduction in expense ratio)       1,113    10.51       11,702    4.00%     0.50%       0.06%

                                   VL-R - 94

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2 -
  Continued
   Platinum Investor III                                         144,004   $13.55   $1,950,992    4.68%     0.70%       6.84%
   Platinum Investor IV                                           71,220    11.81      840,928    5.35%     0.70%       6.84%
   Platinum Investor FlexDirector                                  2,241    12.06       27,031    5.15%     0.70%       6.84%
   Platinum Investor PLUS                                         40,992    13.11      537,213    4.81%     0.70%       6.84%
   Platinum Investor Survivor                                      3,412    13.84       47,213    5.16%     0.40%       7.16%
   Platinum Investor Survivor II                                  30,845    13.50      416,428    5.28%     0.75%       6.79%
   Platinum Investor VIP                                          77,722    11.67      906,767    5.97%     0.70%       6.84%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   AIG Income Advantage VUL                                        2,683     6.05       16,239    2.22%     0.20%     -31.75%
   AIG Protection Advantage VUL                                   10,591     6.62       70,138    3.94%     0.70%     -34.34%
   Corporate America (reduced surrender charge)                    2,994     6.17       18,478    4.22%     0.65%     -31.11%
   Platinum Investor I & II                                      136,039    10.05    1,367,696    2.73%     0.75%     -37.58%
   Platinum Investor I & II (first reduction in expense ratio)     7,860     6.62       52,041    2.73%     0.50%     -28.50%
   Platinum Investor III                                         361,844    10.09    3,650,596    3.08%     0.70%     -37.55%
   Platinum Investor IV                                           48,195     8.25      397,824    3.10%     0.70%     -37.55%
   Platinum Investor FlexDirector                                  7,764     8.89       68,988    3.37%     0.70%     -37.55%
   Platinum Investor PLUS                                         38,761     9.92      384,517    3.19%     0.70%     -37.55%
   Platinum Investor Survivor                                     30,412    10.30      313,333    3.26%     0.40%     -37.36%
   Platinum Investor Survivor II                                  22,386    10.05      225,063    3.38%     0.75%     -37.58%
   Platinum Investor VIP                                          70,271     7.28      511,532    3.36%     0.70%     -37.55%
   Platinum Investor VIP (with GMWB rider)                           942     7.13        6,723    3.36%     1.45%     -38.02%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                 12,881     8.87      114,219    2.46%     0.75%     -40.82%
   Corporate America (reduced surrender charge)                    4,080     6.39       26,071    8.36%     0.65%     -40.76%
   Platinum Investor I & II                                       70,906    11.10      786,812    2.51%     0.75%     -40.82%
   Platinum Investor I & II (first reduction in expense ratio)     7,244     6.27       45,442    2.51%     0.50%     -28.96%
   Platinum Investor III                                         206,469    11.14    2,299,130    2.42%     0.70%     -40.79%
   Platinum Investor IV                                           32,514     8.89      289,023    2.48%     0.70%     -40.79%
   Platinum Investor FlexDirector                                  8,778     9.94       87,290    1.98%     0.70%     -40.79%
   Platinum Investor PLUS                                         29,693    10.77      319,692    2.44%     0.70%     -40.79%
   Platinum Investor Survivor                                      8,676    11.37       98,656    2.54%     0.40%     -40.62%
   Platinum Investor Survivor II                                  87,800    11.10      974,287    2.55%     0.75%     -40.82%
   Platinum Investor VIP                                          42,972     7.86      337,865    2.54%     0.70%     -40.79%
   Platinum Investor VIP (with GMWB rider)                             0     7.71            1    2.54%     1.45%     -41.24%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                        4,376     6.44       28,177    0.14%     0.75%     -42.19%
   Platinum Investor III                                           7,521     6.46       48,621    0.12%     0.70%     -42.16%
   Platinum Investor PLUS                                            107     7.90          843    0.14%     0.70%     -42.16%
   Platinum Investor Survivor                                    543,153     6.62    3,597,529    0.13%     0.40%     -41.99%
   Platinum Investor Survivor II                                  41,469     6.84      283,687    0.14%     0.75%     -42.19%
Janus Aspen Forty Portfolio - Service Shares
   AIG Income Advantage Select                                        72     9.20          659    0.00%     0.20%       4.83%
   AIG Income Advantage VUL                                        9,503     5.45       51,834    0.00%     0.20%     -40.04%
   AIG Income Advantage VUL (with GMWB rider)                        563     5.41        3,042    0.00%     0.95%     -14.18%
   AIG Protection Advantage VUL                                    8,346     5.83       48,698    0.00%     0.70%     -47.32%
Janus Aspen International Growth Portfolio - Service Shares
   AIG Income Advantage VUL                                       23,508     4.53      106,380    0.72%     0.20%     -47.50%
   AIG Protection Advantage VUL                                    6,375     4.92       31,381    0.00%     0.70%     -51.88%
   Corporate America (reduced surrender charge)                   21,932    13.46      295,192    3.68%     0.65%     -52.54%
   Platinum Investor I & II                                      128,069     9.06    1,160,258    3.25%     0.75%     -52.59%

                                   VL-R - 95

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Janus Aspen International Growth Portfolio - Service Shares -
  Continued
   Platinum Investor I & II (first reduction in expense ratio)    34,360   $ 4.83   $  165,813    3.25%     0.50%     -51.74%
   Platinum Investor III                                         429,840     9.02    3,875,411    2.76%     0.70%     -52.56%
   Platinum Investor IV                                           35,305    11.33      400,135    2.87%     0.70%     -52.56%
   Platinum Investor FlexDirector                                 10,147    12.51      126,927    3.23%     0.70%     -52.56%
   Platinum Investor PLUS                                         32,174    14.45      464,858    1.97%     0.70%     -52.56%
   Platinum Investor Survivor                                     60,006     9.32      559,399    2.88%     0.40%     -52.42%
   Platinum Investor Survivor II                                  59,549    14.24      848,143    3.08%     0.75%     -52.59%
   Platinum Investor VIP                                          96,877     7.84      759,925    3.27%     0.70%     -52.56%
   Platinum Investor VIP (with GMWB rider)                         1,841     7.69       14,152    3.27%     1.45%     -52.92%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   AIG Income Advantage Select                                        25     9.19          232    0.19%     0.20%       5.55%
   AIG Income Advantage VUL                                        4,366     5.52       24,122    0.19%     0.20%     -38.02%
   AIG Protection Advantage VUL                                    6,031     5.94       35,841    0.19%     0.70%     -45.09%
   Corporate America (reduced surrender charge)                   12,573     9.76      122,680    0.12%     0.65%     -44.22%
   Platinum Investor I & II                                      107,724     4.47      481,574    0.09%     0.75%     -44.28%
   Platinum Investor I & II (first reduction in expense ratio)     2,175     5.58       12,129    0.09%     0.50%     -39.10%
   Platinum Investor III                                         401,134     4.37    1,753,054    0.07%     0.70%     -44.25%
   Platinum Investor IV                                            7,685     8.48       65,170    0.07%     0.70%     -44.25%
   Platinum Investor FlexDirector                                     64     9.60          617    0.13%     0.70%     -44.25%
   Platinum Investor PLUS                                         13,385    11.42      152,853    0.07%     0.70%     -44.25%
   Platinum Investor Survivor                                      4,677     4.60       21,515    0.06%     0.40%     -44.08%
   Platinum Investor Survivor II                                  19,365    10.17      197,010    0.10%     0.75%     -44.28%
   Platinum Investor VIP                                          16,140     7.17      115,758    0.10%     0.70%     -44.25%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   10,575     8.07       85,349    1.47%     0.65%     -45.17%
   Platinum Investor I & II                                      132,762     4.74      628,905    1.03%     0.75%     -45.22%
   Platinum Investor I & II (first reduction in expense ratio)     6,907     5.91       40,852    1.03%     0.50%     -40.94%
   Platinum Investor III                                         356,867     4.71    1,679,469    1.03%     0.70%     -45.19%
   Platinum Investor IV                                            9,511     7.35       69,880    1.07%     0.70%     -45.19%
   Platinum Investor PLUS                                         16,406     7.52      123,298    1.05%     0.70%     -45.19%
   Platinum Investor Survivor                                     11,785     4.87       57,445    0.95%     0.40%     -45.03%
   Platinum Investor Survivor II                                   8,663     7.18       62,226    0.46%     0.75%     -45.22%
JPMorgan Insurance Trust Government Bond Portfolio - Class I
   AIG Income Advantage Select                                        37    10.79          404    0.00%     0.20%       1.87%
   AIG Income Advantage VUL                                          737    11.18        8,245    0.00%     0.20%       7.25%
   AIG Protection Advantage VUL                                    1,808    10.79       19,499    0.00%     0.70%       7.06%
JPMorgan International Equity Portfolio
   AIG Income Advantage Select                                        38    10.00          383    0.00%     0.20%       4.61%
   AIG Income Advantage VUL                                          867     5.65        4,894    0.00%     0.20%     -39.87%
   AIG Income Advantage VUL (with GMWB rider)                        578     5.60        3,232    0.00%     0.95%      -8.83%
   AIG Protection Advantage VUL                                    2,561     6.24       15,973    0.00%     0.70%     -40.58%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                        5,215    12.59       65,672    1.14%     0.75%     -33.71%
   Platinum Investor III                                         113,000    12.63    1,426,970    1.14%     0.70%     -33.67%
   Platinum Investor IV                                           13,187     8.37      110,361    1.14%     0.70%     -33.67%
   Platinum Investor PLUS                                          4,663    12.63       58,888    1.23%     0.70%     -33.67%
   Platinum Investor Survivor                                        440    12.84        5,653    1.42%     0.40%     -33.47%
   Platinum Investor Survivor II                                   2,525    12.59       31,794    1.15%     0.75%     -33.71%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                       45,422     8.45      383,805    0.19%     0.75%     -32.49%

                                   VL-R - 96

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
JPMorgan Small Company Portfolio - Continued
   Platinum Investor I & II (first reduction in expense ratio)     2,583   $ 6.82   $   17,609    0.19%     0.50%     -29.96%
   Platinum Investor III                                         114,191     8.33      951,426    0.19%     0.70%     -32.46%
   Platinum Investor IV                                           17,990     7.57      136,192    0.19%     0.70%     -32.46%
   Platinum Investor FlexDirector                                    437     8.99        3,932    0.20%     0.70%     -32.46%
   Platinum Investor PLUS                                         10,402    10.37      107,910    0.20%     0.70%     -32.46%
   Platinum Investor Survivor                                      1,919     8.69       16,689    0.13%     0.40%     -32.26%
   Platinum Investor Survivor II                                   7,761    10.86       84,273    0.17%     0.75%     -32.49%
   Platinum Investor VIP                                          63,744     6.58      419,176    0.21%     0.70%     -32.46%
MFS VIT Core Equity Series - Initial Class
   Corporate America (reduced surrender charge)                    2,474     8.42       20,843    0.88%     0.65%     -39.55%
   Platinum Investor I & II                                       59,403     5.07      301,067    0.80%     0.75%     -39.61%
   Platinum Investor I & II (first reduction in expense ratio)     4,151     6.35       26,370    0.80%     0.50%     -35.47%
   Platinum Investor III                                         348,095     5.13    1,784,014    0.82%     0.70%     -39.58%
   Platinum Investor IV                                            6,863     7.80       53,531    0.83%     0.70%     -39.58%
   Platinum Investor FlexDirector                                     --     8.05           --    1.80%     0.70%     -39.58%
   Platinum Investor PLUS                                         42,956     8.63      370,819    0.81%     0.70%     -39.58%
   Platinum Investor Survivor                                     20,987     5.22      109,454    0.82%     0.40%     -39.40%
   Platinum Investor Survivor II                                   4,968     7.85       38,990    0.84%     0.75%     -39.61%
MFS VIT Growth Series - Initial Class *
   AG Legacy Plus                                                  6,706     9.30       62,354    0.24%     0.75%     -37.89%
   Corporate America (reduced surrender charge)                    3,511     9.90       34,772    0.32%     0.65%     -37.82%
   Platinum Investor I & II                                      441,761     9.05    3,999,017    0.24%     0.75%     -37.89%
   Platinum Investor I & II (first reduction in expense ratio)    39,809     6.33      252,017    0.24%     0.50%     -36.79%
   Platinum Investor III                                         593,599     4.80    2,850,895    0.23%     0.70%     -37.85%
   Platinum Investor IV                                            7,247     8.92       64,672    0.24%     0.70%     -37.85%
   Platinum Investor FlexDirector                                 12,043     9.14      110,102    0.02%     0.70%     -37.85%
   Platinum Investor PLUS                                         39,006    10.11      394,477    0.24%     0.70%     -37.85%
   Platinum Investor Survivor                                     82,598     4.35      358,966    0.25%     0.40%     -37.67%
   Platinum Investor Survivor II                                   4,112     8.68       35,699    0.24%     0.75%     -37.89%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                                 18,962     5.63      106,733    0.00%     0.75%     -39.78%
   AIG Income Advantage Select                                        24     9.70          232    0.00%     0.20%       5.92%
   AIG Income Advantage VUL                                        1,511     5.63        8,513    0.00%     0.20%     -38.14%
   AIG Protection Advantage VUL                                    4,534     6.49       29,413    0.00%     0.70%      -3.32%
   Corporate America (reduced surrender charge)                    3,103     8.28       25,686    0.00%     0.65%     -39.72%
   Platinum Investor I & II                                       36,032     6.03      217,254    0.00%     0.75%     -39.78%
   Platinum Investor I & II (first reduction in expense ratio)     6,162     6.16       37,960    0.00%     0.50%     -37.78%
   Platinum Investor III                                         286,090     5.92    1,693,093    0.00%     0.70%     -39.75%
   Platinum Investor IV                                            9,746     7.42       72,338    0.00%     0.70%     -39.75%
   Platinum Investor FlexDirector                                    380     7.17        2,726    0.00%     0.70%     -39.75%
   Platinum Investor PLUS                                         19,612     8.04      157,680    0.00%     0.70%     -39.75%
   Platinum Investor Survivor                                      7,507     6.20       46,577    0.00%     0.40%     -39.57%
   Platinum Investor Survivor II                                  16,434     7.73      127,069    0.00%     0.75%     -39.78%
   Platinum Investor VIP                                          12,626     6.46       81,571    0.00%     0.70%     -39.75%
   Platinum Investor VIP (with GMWB rider)                           232     6.33        1,470    0.00%     1.45%     -40.21%
MFS VIT Research Series - Initial Class
   AIG Income Advantage Select                                        39     9.74          385    0.00%     0.20%       5.04%
   AIG Income Advantage VUL                                        1,191     6.21        7,403    0.01%     0.20%     -28.91%
   AIG Protection Advantage VUL                                      853     6.78        5,779    0.00%     0.70%     -29.99%
   Corporate America (reduced surrender charge)                    1,336     9.45       12,621    0.60%     0.65%     -36.50%

                                   VL-R - 97

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor I & II                                       54,517   $ 6.27   $  341,731    0.44%     0.75%     -36.56%
   Platinum Investor III                                         297,288     6.26    1,860,022    0.42%     0.70%     -36.53%
   Platinum Investor IV                                            4,316     8.35       36,052    0.60%     0.70%     -36.53%
   Platinum Investor FlexDirector                                      9     9.02           80    1.21%     0.70%     -36.53%
   Platinum Investor PLUS                                         11,218     9.89      110,928    0.57%     0.70%     -36.53%
   Platinum Investor Survivor                                     20,460     6.45      131,968    0.42%     0.40%     -36.34%
   Platinum Investor Survivor II                                  11,691     9.19      107,487    0.55%     0.75%     -36.56%
   Platinum Investor VIP                                          10,152     7.69       78,024    0.48%     0.70%     -36.53%
   Platinum Investor VIP (with GMWB rider)                            --     7.53           --    0.48%     1.45%     -37.01%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                                 88,007     5.64      496,645    3.26%     0.75%     -22.71%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   AIG Income Advantage Select                                         9     9.34           87    0.00%     0.20%       5.62%
   AIG Income Advantage VUL                                        4,645     5.36       24,904    0.00%     0.20%     -37.73%
   AIG Protection Advantage VUL                                    2,757     6.26       17,260    0.00%     0.70%     -34.75%
   Corporate America (reduced surrender charge)                    6,282    10.01       62,886    0.00%     0.65%     -43.74%
   Platinum Investor I & II                                       73,767     5.62      414,288    0.00%     0.75%     -43.79%
   Platinum Investor I & II (first reduction in expense ratio)     7,210     6.08       43,867    0.00%     0.50%     -39.16%
   Platinum Investor III                                         412,127     5.53    2,280,401    0.00%     0.70%     -43.76%
   Platinum Investor IV                                           15,249     8.80      134,268    0.00%     0.70%     -43.76%
   Platinum Investor FlexDirector                                  1,269     9.73       12,351    0.00%     0.70%     -43.76%
   Platinum Investor PLUS                                         38,149    10.32      393,579    0.00%     0.70%     -43.76%
   Platinum Investor Survivor                                     31,239     5.78      180,535    0.00%     0.40%     -43.60%
   Platinum Investor Survivor II                                  33,165     9.45      313,389    0.00%     0.75%     -43.79%
   Platinum Investor VIP                                          24,888     7.29      181,365    0.00%     0.70%     -43.76%
   Platinum Investor VIP (with GMWB rider)                            38     7.14          271    0.00%     1.45%     -34.83%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                                  7,647     7.59       58,023    0.64%     0.75%     -52.75%
Neuberger Berman AMT Socially Responsive Portfolio - Class I
   AIG Income Advantage VUL                                           25     5.98          150   11.38%     0.20%     -38.42%
   AIG Protection Advantage VUL                                        3     6.27           16    0.00%     0.70%      18.02%
   Corporate America (reduced surrender charge)                      901     6.03        5,439    4.34%     0.65%     -33.74%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                          521     5.47        2,851    0.00%     0.20%     -42.71%
   AIG Protection Advantage VUL                                    1,800     5.87       10,559    0.00%     0.70%     -42.56%
   Platinum Investor I & II                                       14,263     8.53      121,677    2.66%     0.75%     -43.89%
   Platinum Investor III                                          48,640     8.55      416,113    3.09%     0.70%     -43.87%
   Platinum Investor IV                                           38,803     6.54      253,635    2.94%     0.70%     -43.87%
   Platinum Investor FlexDirector                                  2,425     6.97       16,909    2.72%     0.70%     -43.87%
   Platinum Investor PLUS                                          6,749     8.55       57,736    2.66%     0.70%     -43.87%
   Platinum Investor Survivor                                        559     8.70        4,860    2.73%     0.40%     -43.70%
   Platinum Investor Survivor II                                   6,165     8.53       52,591    2.90%     0.75%     -43.89%
   Platinum Investor VIP                                          31,486     6.29      198,007    2.89%     0.70%     -43.87%
   Platinum Investor VIP (with GMWB rider)                            85     6.16          525    2.89%     1.45%     -44.29%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage Select                                        68     9.86          672    0.00%     0.20%       5.19%
   AIG Income Advantage VUL                                        4,483     5.65       25,327    0.17%     0.20%     -40.31%
   AIG Protection Advantage VUL                                    2,553     6.46       16,479    0.00%     0.70%     -32.05%
   Corporate America (reduced surrender charge)                   19,437     9.75      189,531    1.44%     0.65%     -40.58%

                                   VL-R - 98

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Oppenheimer Global Securities Fund/VA - Non-Service Shares -
  Continued
   Platinum Investor I & II                                       58,275   $13.96   $  813,643    1.68%     0.75%     -40.64%
   Platinum Investor III                                         111,558    14.00    1,562,012    1.62%     0.70%     -40.61%
   Platinum Investor IV                                           33,592     8.50      285,590    1.59%     0.70%     -40.61%
   Platinum Investor FlexDirector                                    358     9.30        3,326    1.65%     0.70%     -40.61%
   Platinum Investor PLUS                                         15,189    14.00      212,674    1.57%     0.70%     -40.61%
   Platinum Investor Survivor                                      7,501    14.24      106,826    1.56%     0.40%     -40.43%
   Platinum Investor Survivor II                                  11,447    13.96      159,821    1.47%     0.75%     -40.64%
   Platinum Investor VIP                                          71,742     6.99      501,661    1.42%     0.70%     -40.61%
   Platinum Investor VIP (with GMWB rider)                           186     6.85        1,272    1.42%     1.45%     -41.05%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                                  5,871     2.90       17,008    9.84%     0.75%     -78.83%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   AIG Income Advantage Select                                        54     8.15          440    4.02%     0.20%       5.70%
   AIG Income Advantage VUL                                        1,857     5.85       10,872    7.62%     0.20%     -47.80%
   AIG Income Advantage VUL (with GMWB rider)                        197     5.80        1,142    7.62%     0.95%     -22.48%
   AIG Protection Advantage VUL                                    2,027     4.79        9,717    4.81%     0.70%     -52.06%
   Corporate America (reduced surrender charge)                    8,706     6.63       57,717   18.32%     0.65%     -44.16%
   Platinum Investor I & II                                        1,826     6.52       11,911    7.52%     0.75%     -44.21%
   Platinum Investor III                                         122,226     6.53      798,196    5.73%     0.70%     -44.18%
   Platinum Investor IV                                            6,033     6.53       39,399   13.12%     0.70%     -44.18%
   Platinum Investor FlexDirector                                  4,730     6.53       30,891    4.02%     0.70%     -53.92%
   Platinum Investor PLUS                                          1,271     6.53        8,301   28.18%     0.70%     -44.18%
   Platinum Investor Survivor II                                  15,145     6.52       98,771    6.50%     0.75%     -44.21%
   Platinum Investor VIP                                          18,554     6.94      128,703    6.80%     0.70%     -44.18%
   Platinum Investor VIP (with GMWB rider)                            --     6.80           --    6.80%     1.45%     -44.60%
PIMCO VIT Global Bond Portfolio (Unhedged) - Administrative
  Class
   AIG Income Advantage Select                                        14    10.61          148    0.12%     0.20%       0.80%
   AIG Income Advantage VUL                                        4,128    10.05       41,490    2.68%     0.20%      -3.29%
   AIG Protection Advantage VUL                                      438     9.52        4,172    3.06%     0.70%      -4.67%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                                 30,817    14.37      442,854    3.68%     0.75%      -7.73%
   AIG Income Advantage Select                                       942     9.89        9,323    0.76%     0.20%       0.80%
   AIG Income Advantage VUL                                        1,280     9.55       12,232    2.80%     0.20%     -10.47%
   AIG Protection Advantage VUL                                      862     9.02        7,777    1.53%     0.70%     -10.31%
   Corporate America (reduced surrender charge)                   71,074    10.62      755,054    3.88%     0.65%      -7.64%
   Platinum Investor I & II                                       75,535    15.65    1,182,395    3.94%     0.75%      -7.73%
   Platinum Investor I & II (first reduction in expense ratio)    24,339     8.91      216,907    3.94%     0.50%     -10.49%
   Platinum Investor III                                         414,874    15.75    6,534,287    3.69%     0.70%      -7.68%
   Platinum Investor IV                                           83,495    10.18      849,577    3.95%     0.70%      -7.68%
   Platinum Investor FlexDirector                                  1,420    10.67       15,153    3.72%     0.70%      -7.68%
   Platinum Investor PLUS                                         42,067    13.30      559,366    3.79%     0.70%      -7.68%
   Platinum Investor Survivor                                     44,908    16.11      723,341    3.73%     0.40%      -7.40%
   Platinum Investor Survivor II                                  49,166    13.45      661,146    3.91%     0.75%      -7.73%
   Platinum Investor VIP                                         102,904    10.15    1,044,079    4.21%     0.70%      -7.68%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage Select                                       721     9.89        7,129    0.86%     0.20%      -1.02%
   AIG Income Advantage VUL                                        2,565    10.00       25,662    2.76%     0.20%      -0.51%
   AIG Income Advantage VUL (with GMWB rider)                        296     9.92        2,932    2.76%     0.95%      -1.01%

                                   VL-R - 99

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ----------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   AIG Protection Advantage VUL                                    1,159   $ 9.88   $    11,452    0.87%     0.70%      -1.41%
   Corporate America (reduced surrender charge)                    7,352    10.88        80,009    5.21%     0.65%      -0.96%
   Platinum Investor I & II                                       59,060    12.01       709,204    3.78%     0.75%      -1.06%
   Platinum Investor I & II (first reduction in expense ratio)     6,830     9.84        67,203    3.78%     0.50%      -1.39%
   Platinum Investor III                                         201,801    12.05     2,431,125    3.67%     0.70%      -1.01%
   Platinum Investor IV                                           30,573    10.81       330,501    3.76%     0.70%      -1.01%
   Platinum Investor FlexDirector                                  4,865    10.87        52,901    4.52%     0.70%      -1.01%
   Platinum Investor PLUS                                         32,897    11.21       368,873    3.70%     0.70%      -1.01%
   Platinum Investor Survivor                                     37,968    12.36       469,137    3.71%     0.40%      -0.71%
   Platinum Investor Survivor II                                  28,363    11.29       320,292    3.58%     0.75%      -1.06%
   Platinum Investor VIP                                          28,511    10.60       302,190    3.84%     0.70%      -1.01%
   Platinum Investor VIP (with GMWB rider)                            --    10.39            --    3.84%     1.45%      -1.75%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                                 29,607    14.62       432,865    4.39%     0.75%       4.01%
   AIG Income Advantage Select                                       713    10.48         7,471    1.06%     0.20%       3.01%
   AIG Income Advantage VUL                                        5,713    10.69        61,042    3.34%     0.20%       4.59%
   AIG Income Advantage VUL (with GMWB rider)                        325    10.59         3,443    3.34%     0.95%       5.59%
   AIG Protection Advantage VUL                                    8,908    10.28        91,539    2.67%     0.70%       1.02%
   Corporate America (reduced surrender charge)                   70,748    11.91       842,610    5.02%     0.65%       4.12%
   Platinum Investor I & II                                      198,957    15.32     3,048,337    4.66%     0.75%       4.01%
   Platinum Investor I & II (first reduction in expense ratio)    18,033    10.11       182,379    4.66%     0.50%       3.54%
   Platinum Investor III                                         837,578    15.44    12,928,030    4.70%     0.70%       4.06%
   Platinum Investor IV                                           90,394    11.72     1,059,822    4.38%     0.70%       4.06%
   Platinum Investor FlexDirector                                 14,438    12.07       174,291    4.64%     0.70%       4.06%
   Platinum Investor PLUS                                         79,589    13.45     1,070,815    4.42%     0.70%       4.06%
   Platinum Investor Survivor                                     84,981    15.77     1,339,779    4.36%     0.40%       4.38%
   Platinum Investor Survivor II                                  88,767    13.55     1,203,001    4.39%     0.75%       4.01%
   Platinum Investor VIP                                         119,697    11.56     1,384,129    4.79%     0.70%       4.06%
   Platinum Investor VIP (with GMWB rider)                           372    11.33         4,212    4.79%     1.45%       3.29%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                      160,907     8.48     1,363,695    1.92%     0.75%     -34.76%
   Platinum Investor I & II (first reduction in expense ratio)    32,516     6.75       219,544    1.92%     0.50%     -30.93%
   Platinum Investor III                                          43,465     8.49       369,120    1.90%     0.70%     -34.73%
   Platinum Investor PLUS                                          1,334     8.49        11,327    1.92%     0.70%     -34.73%
   Platinum Investor Survivor                                      7,589     8.60        65,237    1.78%     0.40%     -34.53%
   Platinum Investor Survivor II                                     566     8.48         4,794    1.94%     0.75%     -34.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                               3,098     7.09        21,950    0.00%     0.35%     -35.72%
   Platinum Investor I & II                                      154,234     6.97     1,075,171    0.00%     0.75%     -35.97%
   Platinum Investor I & II (first reduction in expense ratio)    56,892     6.88       391,379    0.00%     0.50%     -32.22%
   Platinum Investor III                                         118,066     6.99       824,718    0.00%     0.70%     -35.94%
   Platinum Investor PLUS                                          6,743     6.99        47,099    0.00%     0.70%     -35.94%
   Platinum Investor Survivor                                      5,715     7.07        40,409    0.00%     0.40%     -35.75%
   Platinum Investor Survivor II                                   1,013     6.97         7,065    0.00%     0.75%     -35.97%
Pioneer Mid Cap Value VCT Portfolio - Class I
   AIG Income Advantage Select                                        31    10.03           307    0.00%     0.20%       4.92%
   AIG Income Advantage VUL                                        1,546     6.23         9,637    0.13%     0.20%     -29.64%
   AIG Protection Advantage VUL                                      800     6.84         5,477    0.00%     0.70%      -0.23%
   Platinum Investor I & II                                        1,275     7.32         9,339    1.21%     0.75%     -34.07%
   Platinum Investor III                                           6,424     7.33        47,105    1.19%     0.70%     -34.04%

                                  VL-R - 100

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Pioneer Mid Cap Value VCT Portfolio - Class I - Continued
   Platinum Investor IV                                              219   $ 7.33   $    1,609    1.47%     0.70%     -34.04%
   Platinum Investor FlexDirector                                  6,813     7.33       49,964    0.32%     0.70%     -34.04%
   Platinum Investor PLUS                                          2,080     7.33       15,256    1.04%     0.70%     -34.04%
   Platinum Investor Survivor II                                   1,904     7.32       13,941    1.01%     0.75%     -34.07%
   Platinum Investor VIP                                          22,022     7.49      164,913    1.26%     0.70%     -34.04%
   Platinum Investor VIP (with GMWB rider)                         1,091     7.34        8,006    1.26%     1.45%     -34.53%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                 11,095    10.50      116,540    6.47%     0.75%     -31.33%
   AIG Income Advantage VUL                                        2,149     6.90       14,835    0.00%     0.20%     -31.15%
   AIG Protection Advantage VUL                                      855     7.11        6,082    0.00%     0.70%     -27.80%
   Corporate America                                             190,296    10.90    2,074,523    5.96%     0.35%     -31.06%
   Corporate America (reduced surrender charge)                   16,796     7.98      134,019    5.96%     0.65%     -31.26%
   Platinum Investor I & II                                       43,488    10.15      441,211    7.46%     0.75%     -31.33%
   Platinum Investor I & II (first reduction in expense ratio)    27,502     6.97      191,808    7.46%     0.50%     -29.10%
   Platinum Investor III                                          95,178    10.89    1,036,582    6.77%     0.70%     -31.30%
   Platinum Investor IV                                           12,538     7.58       95,049    6.49%     0.70%     -31.30%
   Platinum Investor FlexDirector                                     --     8.15           --   15.47%     0.70%     -31.30%
   Platinum Investor PLUS                                          9,172    10.09       92,578    6.76%     0.70%     -31.30%
   Platinum Investor Survivor                                      1,303    10.87       14,157    6.99%     0.40%     -31.09%
   Platinum Investor Survivor II                                   4,003    10.35       41,434    6.73%     0.75%     -31.33%
   Platinum Investor VIP                                          29,587     7.45      220,326    6.75%     0.70%     -31.30%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                             231,757     7.79    1,806,512    1.98%     0.35%     -38.91%
   Corporate America (reduced surrender charge)                   18,458     7.37      136,017    1.98%     0.65%     -39.09%
   Platinum Investor I & II                                      244,892     7.95    1,946,308    2.24%     0.75%     -39.16%
   Platinum Investor I & II (first reduction in expense ratio)    42,802     6.68      285,737    2.24%     0.50%     -31.35%
   Platinum Investor III                                         522,684     7.19    3,759,309    2.14%     0.70%     -39.12%
   Platinum Investor IV                                           36,572     6.79      248,405    2.10%     0.70%     -39.12%
   Platinum Investor FlexDirector                                  6,282     7.21       45,285    2.93%     0.70%     -39.12%
   Platinum Investor PLUS                                         36,595     8.05      294,575    2.16%     0.70%     -39.12%
   Platinum Investor Survivor                                     21,792     7.77      169,331    2.11%     0.40%     -38.94%
   Platinum Investor Survivor II                                  11,398     7.88       89,831    2.17%     0.75%     -39.16%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                   11,219     9.40      105,461    2.12%     0.65%     -46.37%
   Platinum Investor I & II                                      142,550    10.48    1,493,474    1.91%     0.75%     -46.42%
   Platinum Investor I & II (first reduction in expense ratio)    66,677     5.56      370,819    1.91%     0.50%     -41.39%
   Platinum Investor III                                         194,354     9.29    1,806,135    1.98%     0.70%     -46.40%
   Platinum Investor IV                                           25,928     8.14      211,113    1.95%     0.70%     -46.40%
   Platinum Investor FlexDirector                                    305     9.22        2,813    2.53%     0.70%     -46.40%
   Platinum Investor PLUS                                         15,544    10.92      169,760    1.93%     0.70%     -46.40%
   Platinum Investor Survivor                                     17,764     9.14      162,329    2.06%     0.40%     -46.24%
   Platinum Investor Survivor II                                  19,825    11.84      234,803    1.97%     0.75%     -46.42%
   Platinum Investor VIP                                          72,179     6.82      491,926    1.65%     0.70%     -46.40%
   Platinum Investor VIP (with GMWB rider)                           157     6.68        1,048    1.65%     1.45%     -46.80%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                 14,068    12.77      179,692    1.56%     0.75%     -39.81%
   AIG Income Advantage VUL                                        3,808     5.52       21,020    0.00%     0.20%     -25.70%
   AIG Protection Advantage VUL                                        0     6.36            2    0.00%     0.70%       5.14%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                 27,268     3.61       98,428    0.00%     0.75%     -45.95%

                                  VL-R - 101

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                 52,236   $ 4.14   $  216,020    0.00%     0.75%     -37.50%
SunAmerica Aggressive Growth Portfolio - Class 1
   AIG Income Advantage VUL                                          629     4.29        2,698    0.45%     0.20%     -46.29%
   AIG Protection Advantage VUL                                      227     5.10        1,160    0.00%     0.70%       0.31%
   Platinum Investor I & II                                       46,402     6.52      302,593    0.24%     0.75%     -52.99%
   Platinum Investor I & II (first reduction in expense ratio)       279     5.06        1,413    0.24%     0.50%       4.78%
   Platinum Investor III                                          53,491     6.54      349,992    0.70%     0.70%     -52.97%
   Platinum Investor IV                                            7,999     5.55       44,414    0.69%     0.70%     -52.97%
   Platinum Investor FlexDirector                                     82     6.32          518    1.20%     0.70%     -52.97%
   Platinum Investor PLUS                                          8,978     6.95       62,386    0.68%     0.70%     -52.97%
   Platinum Investor Survivor                                        441     6.68        2,945    0.61%     0.40%     -52.83%
   Platinum Investor Survivor II                                   1,870     6.52       12,197    0.24%     0.75%     -52.99%
   Platinum Investor VIP                                          13,634     4.96       67,638    0.94%     0.70%     -52.97%
SunAmerica Balanced Portfolio - Class 1
   AIG Income Advantage VUL                                          423     7.20        3,047    0.06%     0.20%     -20.87%
   AIG Protection Advantage VUL                                       90     7.67          690    8.70%     0.70%     -20.26%
   Platinum Investor I & II                                        3,107     9.18       28,516    6.26%     0.75%     -26.45%
   Platinum Investor III                                          74,953     9.21      690,258    3.61%     0.70%     -26.41%
   Platinum Investor IV                                            6,131     8.58       52,604    3.73%     0.70%     -26.41%
   Platinum Investor FlexDirector                                     34     8.86          305    7.30%     0.70%     -26.41%
   Platinum Investor PLUS                                         20,410     9.50      193,890    3.63%     0.70%     -26.41%
   Platinum Investor Survivor                                        349     9.40        3,281    3.44%     0.40%     -26.19%
   Platinum Investor Survivor II                                   4,680     9.18       42,959    3.81%     0.75%     -26.45%
   Platinum Investor VIP                                          10,011     8.35       83,570    4.15%     0.70%     -26.41%
UIF Capital Growth Portfolio - Class I Shares
   Platinum Investor I & II                                      174,448     7.43    1,296,848    0.21%     0.75%     -49.57%
   Platinum Investor I & II (first reduction in expense ratio)    28,727     5.26      151,022    0.21%     0.50%     -47.43%
   Platinum Investor III                                          89,262     5.00      446,358    0.22%     0.70%     -49.54%
   Platinum Investor IV                                            2,992     7.50       22,429    0.20%     0.70%     -49.54%
   Platinum Investor PLUS                                          5,437     7.96       43,298    0.21%     0.70%     -49.54%
   Platinum Investor Survivor                                     22,841     4.83      110,245    0.22%     0.40%     -49.39%
   Platinum Investor Survivor II                                     401     7.02        2,816    0.21%     0.75%     -49.57%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                       58,845     9.52      560,189    9.31%     0.75%     -23.43%
   Platinum Investor I & II (first reduction in expense ratio)     7,946     7.67       60,930    9.31%     0.50%     -22.34%
   Platinum Investor III                                          22,033     9.89      217,944   10.18%     0.70%     -23.39%
   Platinum Investor IV                                            2,464     8.52       21,006    8.97%     0.70%     -23.39%
   Platinum Investor FlexDirector                                  1,002     9.24        9,260   12.04%     0.70%     -23.40%
   Platinum Investor PLUS                                          3,008    11.05       33,231    9.68%     0.70%     -23.40%
   Platinum Investor Survivor                                        656     9.39        6,158    8.03%     0.40%     -23.16%
   Platinum Investor Survivor II                                  47,036    10.76      506,106    9.31%     0.75%     -23.43%
Van Kampen LIT Capital Growth Portfolio - Class I *
   AG Legacy Plus                                                  7,852     3.05       23,975    0.56%     0.75%     -49.37%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                                  9,345    14.64      136,774    4.01%     0.75%       1.05%
Van Kampen LIT Growth and Income Portfolio - Class I
   AIG Income Advantage Select                                        64     9.75          629    0.00%     0.20%       4.79%
   AIG Income Advantage VUL                                        9,334     6.50       60,679    0.87%     0.20%     -29.66%
   AIG Income Advantage VUL (with GMWB rider)                        634     6.44        4,083    0.87%     0.95%      -7.97%
   AIG Protection Advantage VUL                                    5,369     7.13       38,280    0.00%     0.70%     -28.96%

                                  VL-R - 102

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2008 are as follows:

                                                                                               Investment
                                                                                                 Income    Expense    Total
Divisions                                                         Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                        ------- ---------- ---------- ---------- --------- ----------
Van Kampen LIT Growth and Income Portfolio - Class I -
  Continued
   Corporate America (reduced surrender charge)                    6,807   $ 6.62   $   45,046    2.84%     0.65%     -25.66%
   Platinum Investor I & II                                      128,366    10.34    1,327,926    2.12%     0.75%     -32.54%
   Platinum Investor I & II (first reduction in expense ratio)    36,760     7.15      262,965    2.12%     0.50%     -28.20%
   Platinum Investor III                                         422,264    10.38    4,382,851    2.16%     0.70%     -32.51%
   Platinum Investor IV                                           48,708     8.64      420,795    2.07%     0.70%     -32.51%
   Platinum Investor FlexDirector                                  1,608     9.40       15,118    1.85%     0.70%     -32.51%
   Platinum Investor PLUS                                         24,326    10.58      257,255    2.17%     0.70%     -32.51%
   Platinum Investor Survivor                                     31,993    10.59      338,779    1.92%     0.40%     -32.31%
   Platinum Investor Survivor II                                  59,550    10.34      616,037    2.09%     0.75%     -32.54%
   Platinum Investor VIP                                          47,105     7.76      365,351    2.00%     0.70%     -32.51%
   Platinum Investor VIP (with GMWB rider)                            19     7.60          141    2.00%     1.45%     -33.02%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage Select                                        23    10.12          229    0.00%     0.20%       4.41%
   AIG Income Advantage VUL                                       11,126     7.67       85,287    0.31%     0.20%     -22.11%
   AIG Protection Advantage VUL                                      824     7.95        6,550    0.00%     0.70%     -23.01%
   Corporate America (reduced surrender charge)                   12,128     8.90      107,884    7.34%     0.65%     -22.46%
   Platinum Investor I & II                                       42,041    10.96      460,870    8.76%     0.75%     -22.53%
   Platinum Investor I & II (first reduction in expense ratio)     8,791     7.68       67,536    8.76%     0.50%     -20.09%
   Platinum Investor III                                         188,901    11.07    2,091,066    8.81%     0.70%     -22.50%
   Platinum Investor IV                                           33,172     8.55      283,592    8.26%     0.70%     -22.50%
   Platinum Investor FlexDirector                                    604     9.17        5,539    7.05%     0.70%     -22.50%
   Platinum Investor PLUS                                         29,213    10.64      310,965    8.60%     0.70%     -22.50%
   Platinum Investor Survivor                                     25,922    11.28      292,405    8.66%     0.40%     -22.26%
   Platinum Investor Survivor II                                  49,601    10.87      539,188    8.36%     0.75%     -22.53%
   Platinum Investor VIP                                          29,779     8.32      247,736    8.11%     0.70%     -22.50%
   Platinum Investor VIP (with GMWB rider)                            --     8.15           --    8.11%     1.45%     -23.08%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage Select                                        35     8.82          309    0.00%     0.20%       5.66%
   AIG Income Advantage VUL                                        5,534     5.53       30,604    0.72%     0.20%     -37.37%
   AIG Income Advantage VUL (with GMWB rider)                        259     5.48        1,422    0.72%     0.95%     -19.55%
   AIG Protection Advantage VUL                                    4,513     6.24       28,153    0.00%     0.70%     -43.14%
   Corporate America (reduced surrender charge)                   18,274     8.91      162,804    3.72%     0.65%     -37.65%
   Platinum Investor I & II                                       65,999    16.66    1,099,571    3.81%     0.75%     -37.72%
   Platinum Investor I & II (first reduction in expense ratio)    26,526     5.82      154,321    3.81%     0.50%     -36.13%
   Platinum Investor III                                         309,487    16.70    5,168,369    3.86%     0.70%     -37.69%
   Platinum Investor IV                                           61,634     7.99      492,333    3.86%     0.70%     -37.69%
   Platinum Investor FlexDirector                                  4,769     9.29       44,320    4.67%     0.70%     -37.69%
   Platinum Investor PLUS                                         41,286    12.56      518,662    3.86%     0.70%     -37.69%
   Platinum Investor Survivor                                     17,327    17.14      297,046    3.89%     0.40%     -37.50%
   Platinum Investor Survivor II                                  26,470    14.52      384,274    3.97%     0.75%     -37.72%
   Platinum Investor VIP                                         104,619     6.27      656,151    3.58%     0.70%     -37.69%
   Platinum Investor VIP (with GMWB rider)                           545     6.15        3,348    3.58%     1.45%     -38.15%

                                  VL-R - 103

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                   ------- ---------- ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,656   $11.73   $   42,890    1.15%     0.35%      7.74%
   Corporate America (reduced surrender charge)               2,287    11.67       26,695    1.15%     0.65%      7.41%
   Platinum Investor I & II                                 626,359    11.65    7,299,983    1.07%     0.75%      7.30%
   Platinum Investor III                                    366,734    11.66    4,277,732    1.15%     0.70%      7.36%
   Platinum Investor IV                                      15,117    11.66      176,331    1.26%     0.70%      7.36%
   Platinum Investor FlexDirector                               466    11.66        5,432    1.22%     0.70%      7.36%
   Platinum Investor PLUS                                    24,139    11.66      281,568    1.17%     0.70%      7.36%
   Platinum Investor Survivor                                48,728    11.72      571,245    1.00%     0.40%      7.68%
   Platinum Investor Survivor II                             10,975    11.65      127,910    1.22%     0.75%      7.30%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            26,288    13.64      358,464    0.44%     0.75%     13.86%
   Corporate America                                          4,160    13.36       55,577    0.54%     0.35%     14.32%
   Corporate America (reduced surrender charge)              15,493    19.85      307,481    0.54%     0.65%     13.97%
   Platinum Investor I & II                                 298,009    18.87    5,623,750    0.43%     0.75%     13.86%
   Platinum Investor III                                    374,470    15.87    5,943,046    0.45%     0.70%     13.92%
   Platinum Investor IV                                      34,559    16.87      582,866    0.45%     0.70%     13.92%
   Platinum Investor FlexDirector                             1,882    19.46       36,620    0.53%     0.70%     13.92%
   Platinum Investor PLUS                                    18,541    21.96      407,091    0.44%     0.70%     13.92%
   Platinum Investor Survivor                                62,517    13.32      833,018    0.44%     0.40%     14.26%
   Platinum Investor Survivor II                             27,321    22.97      627,427    0.67%     0.75%     13.86%
   Platinum Investor VIP                                     50,133    13.59      681,251    0.59%     0.70%     13.92%
   Platinum Investor VIP (with GMWB rider)                      269    13.42        3,603    0.59%     1.45%     13.06%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,252    11.06       13,847    0.00%     0.65%      1.27%
   Platinum Investor I & II                                  22,276    23.05      513,557    0.00%     0.75%     32.53%
   Platinum Investor III                                     95,473    23.11    2,206,193    0.00%     0.70%     32.60%
   Platinum Investor IV                                      16,264    18.19      295,874    0.00%     0.70%     32.60%
   Platinum Investor FlexDirector                               202    18.21        3,686    0.00%     0.70%     32.60%
   Platinum Investor PLUS                                    15,916    23.11      367,783    0.00%     0.70%     32.60%
   Platinum Investor Survivor                                   234    23.43        5,485    0.00%     0.40%     33.00%
   Platinum Investor Survivor II                             15,700    23.05      361,954    0.00%     0.75%     32.53%
   Platinum Investor VIP                                     25,325    15.00      379,784    0.00%     0.70%     32.60%
   Platinum Investor VIP (with GMWB rider)                      745    14.81       11,027    0.00%     1.45%     31.60%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)              12,245    17.78      217,772    0.00%     0.65%     30.70%
   Platinum Investor I & II                                   7,854    23.69      186,080    0.00%     0.75%     30.57%
   Platinum Investor III                                     58,019    23.75    1,377,837    0.00%     0.70%     30.64%
   Platinum Investor IV                                      21,234    15.72      333,741    0.00%     0.70%     30.64%
   Platinum Investor FlexDirector                             6,305    16.58      104,519    0.00%     0.70%     30.64%
   Platinum Investor PLUS                                     9,983    23.75      237,083    0.00%     0.70%     30.64%
   Platinum Investor Survivor                                 5,119    24.08      123,289    0.00%     0.40%     31.03%
   Platinum Investor Survivor II                             12,138    23.69      287,587    0.00%     0.75%     30.57%
   Platinum Investor VIP                                      9,669    13.54      130,937    0.00%     0.70%     30.64%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            23,902    19.46      465,042    1.67%     0.75%     -5.85%
   AIG Income Advantage VUL                                      69     9.37          646    0.00%     0.20%     -2.11%
   Corporate America                                             --    18.09           --    1.38%     0.35%     -5.47%
   Corporate America (reduced surrender charge)              34,448    12.46      429,066    1.38%     0.65%     -5.76%
   Platinum Investor I & II                                 212,959    17.58    3,743,054    1.67%     0.75%     -5.85%
   Platinum Investor III                                    523,115    17.50    9,154,287    1.62%     0.70%     -5.80%

                                  VL-R - 104

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                  ------- ---------- ---------- ---------- --------- ----------
American Century VP Value Fund - Class I - Continued
   Platinum Investor IV                                     60,681   $11.51   $  698,295    1.51%     0.70%      -5.80%
   Platinum Investor FlexDirector                              417    12.53        5,231    2.22%     0.70%      -5.80%
   Platinum Investor PLUS                                   60,595    14.83      898,356    1.61%     0.70%      -5.80%
   Platinum Investor Survivor                               20,068    18.02      361,676    1.72%     0.40%      -5.52%
   Platinum Investor Survivor II                            67,844    15.48    1,050,422    1.64%     0.75%      -5.85%
   Platinum Investor VIP                                    66,094    10.81      714,310    0.78%     0.70%      -5.80%
   Platinum Investor VIP (with GMWB rider)                      33    10.67          352    0.78%     1.45%      -6.51%
Credit Suisse Small Cap Core I Portfolio
   Platinum Investor I & II                                 32,534     8.09      263,072    0.00%     0.75%      -1.58%
   Platinum Investor III                                   137,087     7.93    1,087,385    0.00%     0.70%      -1.53%
   Platinum Investor IV                                     14,208    10.13      143,990    0.00%     0.70%      -1.53%
   Platinum Investor FlexDirector                            6,485    10.03       65,068    0.00%     0.70%      -1.53%
   Platinum Investor PLUS                                   12,531    12.66      158,663    0.00%     0.70%      -1.53%
   Platinum Investor Survivor                                3,335     8.29       27,651    0.00%     0.40%      -1.23%
   Platinum Investor Survivor II                             1,760    11.98       21,090    0.00%     0.75%      -1.58%
   Platinum Investor VIP                                    20,755     9.31      193,142    0.00%     0.70%      -1.53%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                 76,425    14.19    1,084,582    0.44%     0.75%       0.73%
   Platinum Investor III                                   227,315    13.98    3,177,762    0.43%     0.70%       0.79%
   Platinum Investor IV                                     14,464    11.73      169,726    0.41%     0.70%       0.79%
   Platinum Investor FlexDirector                                1    12.70            9    0.31%     0.70%       0.79%
   Platinum Investor PLUS                                   21,478    14.68      315,341    0.44%     0.70%       0.79%
   Platinum Investor Survivor                               11,856    14.55      172,528    0.43%     0.40%       1.09%
   Platinum Investor Survivor II                            11,969    16.06      192,201    0.43%     0.75%       0.73%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                         4,146    11.13       46,140    0.87%     0.35%     -11.37%
   Corporate America (reduced surrender charge)                804    10.38        8,341    0.87%     0.65%     -11.64%
   Platinum Investor I & II                                291,159    13.29    3,868,547    0.78%     0.75%     -11.73%
   Platinum Investor III                                   451,643    10.25    4,630,192    0.76%     0.70%     -11.68%
   Platinum Investor IV                                     15,484     9.76      151,091    0.77%     0.70%     -11.68%
   Platinum Investor FlexDirector                              950     9.72        9,237    0.77%     0.70%     -11.68%
   Platinum Investor PLUS                                   37,049    11.07      410,024    0.77%     0.70%     -11.68%
   Platinum Investor Survivor                               41,983    11.10      466,008    0.80%     0.40%     -11.42%
   Platinum Investor Survivor II                            49,543    12.01      594,916    0.72%     0.75%     -11.73%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                         2,350    14.62       34,345    5.76%     0.35%       3.18%
   Corporate America (reduced surrender charge)             10,717    11.08      118,798    5.76%     0.65%       2.87%
   Platinum Investor I & II                                263,659    14.42    3,800,876    4.77%     0.75%       2.76%
   Platinum Investor III                                   290,839    13.67    3,976,907    4.77%     0.70%       2.82%
   Platinum Investor IV                                     18,098    10.74      194,383    5.00%     0.70%       2.82%
   Platinum Investor FlexDirector                              204    11.04        2,248    4.78%     0.70%       2.82%
   Platinum Investor PLUS                                   24,653    12.12      298,864    4.98%     0.70%       2.82%
   Platinum Investor Survivor                               16,386    14.58      238,896    4.77%     0.40%       3.13%
   Platinum Investor Survivor II                             7,911    12.15       96,140    5.33%     0.75%       2.76%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                           15,627    13.39      209,211    5.68%     0.75%      14.31%
   Platinum Investor I & II                                128,402    12.74    1,636,238    5.69%     0.75%      14.31%
   Platinum Investor III                                   259,698    12.74    3,307,337    5.70%     0.70%      14.37%
   Platinum Investor IV                                     10,332    12.53      129,491    5.67%     0.70%      14.37%

                                  VL-R - 105

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                   Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                 --------- ---------- ----------- ---------- --------- ----------
Fidelity VIP Asset Manager Portfolio - Service Class 2 -
  Continued
   Platinum Investor FlexDirector                             1,407   $12.75   $    17,937    5.69%     0.70%     14.37%
   Platinum Investor PLUS                                    27,735    14.56       403,783    5.69%     0.70%     14.37%
   Platinum Investor Survivor                                10,370    13.07       135,498    5.69%     0.40%     14.71%
   Platinum Investor Survivor II                             20,659    14.19       293,226    5.66%     0.75%     14.31%
   Platinum Investor VIP                                     13,514    11.93       161,245    6.65%     0.70%     14.37%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                            36,128    18.49       667,856    0.71%     0.75%     16.42%
   AIG Income Advantage VUL                                      52     9.65           502    1.37%     0.20%     -0.42%
   Corporate America                                             --    16.68            --    0.94%     0.35%     16.89%
   Corporate America (reduced surrender charge)              37,682    16.46       620,350    0.94%     0.65%     16.54%
   Platinum Investor I & II                                 536,736    16.21     8,698,795    0.78%     0.75%     16.42%
   Platinum Investor III                                  1,273,665    16.02    20,403,188    0.77%     0.70%     16.48%
   Platinum Investor IV                                     120,301    14.77     1,776,774    0.84%     0.70%     16.48%
   Platinum Investor FlexDirector                             8,821    16.35       144,244    0.79%     0.70%     16.48%
   Platinum Investor PLUS                                   111,671    19.17     2,140,696    0.78%     0.70%     16.48%
   Platinum Investor Survivor                               105,504    16.62     1,753,295    0.73%     0.40%     16.83%
   Platinum Investor Survivor II                            124,453    20.18     2,511,380    0.91%     0.75%     16.42%
   Platinum Investor VIP                                    142,414    12.48     1,776,911    1.11%     0.70%     16.48%
   Platinum Investor VIP (with GMWB rider)                      376    12.32         4,633    1.11%     1.45%     15.61%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                            47,079    13.82       650,604    1.62%     0.75%      0.51%
   Corporate America                                             --    14.38            --    2.01%     0.35%      0.92%
   Corporate America (reduced surrender charge)              47,744    13.59       648,927    2.01%     0.65%      0.61%
   Platinum Investor I & II                                 278,846    13.97     3,895,494    1.67%     0.75%      0.51%
   Platinum Investor III                                    835,157    14.01    11,700,853    1.69%     0.70%      0.56%
   Platinum Investor IV                                      50,801    12.54       637,109    1.77%     0.70%      0.56%
   Platinum Investor FlexDirector                             1,535    13.34        20,479    1.61%     0.70%      0.56%
   Platinum Investor PLUS                                    79,964    15.09     1,206,340    1.71%     0.70%      0.56%
   Platinum Investor Survivor                                93,226    14.32     1,335,450    1.76%     0.40%      0.87%
   Platinum Investor Survivor II                             98,593    15.28     1,506,738    1.85%     0.75%      0.51%
   Platinum Investor VIP                                     67,790    11.54       782,267    2.67%     0.70%      0.56%
   Platinum Investor VIP (with GMWB rider)                      123    11.40         1,400    2.67%     1.45%     -0.19%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor I & II                                     166    11.52         1,912    3.79%     0.75%      0.11%
   Platinum Investor III                                      2,346    11.53        27,041    3.02%     0.70%      9.20%
   Platinum Investor IV                                         225    11.53         2,595    2.59%     0.70%      9.20%
   Platinum Investor FlexDirector                                20    11.53           225    2.92%     0.70%      9.20%
   Platinum Investor VIP                                      1,458    11.80        17,202    3.35%     0.70%      9.20%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                      4,335    11.56        50,120    2.66%     0.70%      9.49%
   Platinum Investor IV                                         119    11.56         1,372    2.65%     0.70%      9.49%
   Platinum Investor VIP                                      5,286    11.86        62,686    2.58%     0.70%      9.49%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                      5,248    11.65        61,146    3.24%     0.70%     10.30%
   Platinum Investor IV                                         124    11.65         1,440    2.65%     0.70%     10.30%
   Platinum Investor PLUS                                        76    11.65           881    0.30%     0.70%     10.30%
   Platinum Investor Survivor II                              9,973    11.64       116,114    3.73%     0.75%     10.17%
   Platinum Investor VIP                                     13,551    12.00       162,588    2.93%     0.70%     10.30%
   Platinum Investor VIP (with GMWB rider)                       98    11.85         1,164    2.93%     1.45%     -0.01%

                                  VL-R - 106

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                      Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                    --------- ---------- ----------- ---------- --------- ----------
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                               22,582   $11.31   $   255,293    0.39%     0.75%     25.71%
   Corporate America (reduced surrender charge)                 33,511    14.95       501,069    0.26%     0.65%     25.83%
   Platinum Investor I & II                                    196,450     9.46     1,858,135    0.37%     0.75%     25.71%
   Platinum Investor III                                     1,142,476     9.39    10,724,408    0.39%     0.70%     25.77%
   Platinum Investor IV                                         39,813    14.14       562,891    0.36%     0.70%     25.77%
   Platinum Investor FlexDirector                               11,185    13.59       152,037    0.38%     0.70%     25.77%
   Platinum Investor PLUS                                      110,322    15.11     1,666,634    0.37%     0.70%     25.77%
   Platinum Investor Survivor                                   68,631     9.70       665,643    0.39%     0.40%     26.15%
   Platinum Investor Survivor II                               114,240    13.41     1,532,204    0.27%     0.75%     25.71%
   Platinum Investor VIP                                        23,642    13.01       307,578    0.17%     0.70%     25.77%
   Platinum Investor VIP (with GMWB rider)                           3    12.85            43    0.17%     1.45%     24.83%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   AIG Income Advantage VUL                                         40     9.55           386    0.45%     0.20%     -0.82%
   Corporate America (reduced surrender charge)                 35,856    17.27       619,072    0.50%     0.65%     14.59%
   Platinum Investor I & II                                     16,881    25.91       437,315    0.50%     0.75%     14.47%
   Platinum Investor III                                       183,015    25.97     4,752,299    0.50%     0.70%     14.53%
   Platinum Investor IV                                         72,072    14.75     1,062,903    0.51%     0.70%     14.53%
   Platinum Investor FlexDirector                                  977    17.36        16,955    0.50%     0.70%     14.53%
   Platinum Investor PLUS                                       17,266    25.97       448,354    0.65%     0.70%     14.53%
   Platinum Investor Survivor                                    9,224    26.33       242,885    0.52%     0.40%     14.88%
   Platinum Investor Survivor II                                23,984    25.91       621,338    0.49%     0.75%     14.47%
   Platinum Investor VIP                                        91,226    12.06     1,100,317    0.49%     0.70%     14.53%
   Platinum Investor VIP (with GMWB rider)                           3    11.91            32    0.49%     1.45%     13.67%
Franklin Templeton Franklin Small Cap Value Securities Fund
  - Class 2
   AIG Income Advantage VUL                                         33     9.32           306    0.00%     0.20%     -1.56%
   Corporate America (reduced surrender charge)                 19,743    13.75       271,444    0.80%     0.65%     -3.02%
   Platinum Investor I & II                                     16,602    19.79       328,622    0.70%     0.75%     -3.11%
   Platinum Investor III                                       216,347    19.84     4,292,535    0.81%     0.70%     -3.06%
   Platinum Investor IV                                         56,062    12.03       674,693    0.72%     0.70%     -3.06%
   Platinum Investor FlexDirector                                1,608    14.18        22,799    0.74%     0.70%     -3.06%
   Platinum Investor PLUS                                       23,838    19.84       472,968    0.67%     0.70%     -3.06%
   Platinum Investor Survivor                                   26,872    20.12       540,684    0.75%     0.40%     -2.77%
   Platinum Investor Survivor II                                32,451    19.79       642,359    0.80%     0.75%     -3.11%
   Platinum Investor VIP                                        66,463    10.41       691,552    0.84%     0.70%     -3.06%
   Platinum Investor VIP (with GMWB rider)                          23    10.28           237    0.84%     1.45%     -3.87%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                               12,380     8.69       107,538    0.00%     0.75%     10.41%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Corporate America (reduced surrender charge)                    740    10.35         7,662    0.00%     0.65%      1.88%
   Platinum Investor I & II                                     26,024    12.64       329,017    4.72%     0.75%      5.81%
   Platinum Investor III                                       132,516    12.68     1,680,439    7.27%     0.70%      5.86%
   Platinum Investor IV                                         47,978    11.05       530,237    5.49%     0.70%      5.86%
   Platinum Investor FlexDirector                                  426    11.29         4,806    3.09%     0.70%      5.86%
   Platinum Investor PLUS                                       42,580    12.27       522,310    4.68%     0.70%      5.86%
   Platinum Investor Survivor                                    3,200    12.91        41,315    7.39%     0.40%      6.18%
   Platinum Investor Survivor II                                26,163    12.64       330,784    5.32%     0.75%      5.81%
   Platinum Investor VIP                                        46,469    10.92       507,448    8.18%     0.70%      5.86%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                    181,793    16.11     2,927,985    1.61%     0.75%      2.70%
   Platinum Investor III                                       373,176    16.15     6,028,470    2.03%     0.70%      2.75%

                                  VL-R - 107

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                        Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                       ------- ---------- ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2 -
  Continued
   Platinum Investor IV                                          44,684   $13.22   $  590,605    1.53%     0.70%      2.75%
   Platinum Investor FlexDirector                                 6,935    14.23       98,679    1.54%     0.70%      2.75%
   Platinum Investor PLUS                                        37,485    15.88      595,428    1.45%     0.70%      2.75%
   Platinum Investor Survivor                                    32,439    16.45      533,549    1.60%     0.40%      3.06%
   Platinum Investor Survivor II                                 18,627    16.11      300,017    1.62%     0.75%      2.70%
   Platinum Investor VIP                                         52,593    11.66      613,016    1.50%     0.70%      2.75%
   Platinum Investor VIP (with GMWB rider)                          996    11.51       11,470    1.50%     1.45%      1.98%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                13,683    14.98      205,022    2.15%     0.75%     14.59%
   Corporate America (reduced surrender charge)                     144    10.79        1,552    0.00%     0.65%      4.09%
   Platinum Investor I & II                                      89,086    18.75    1,670,529    2.04%     0.75%     14.59%
   Platinum Investor III                                        215,577    18.81    4,054,610    2.93%     0.70%     14.65%
   Platinum Investor IV                                          33,002    15.01      495,491    1.91%     0.70%     14.65%
   Platinum Investor FlexDirector                                 4,150    16.80       69,706    2.08%     0.70%     14.65%
   Platinum Investor PLUS                                        29,765    18.18      541,271    1.96%     0.70%     14.65%
   Platinum Investor Survivor                                    12,232    19.15      234,245    2.04%     0.40%     14.99%
   Platinum Investor Survivor II                                 75,982    18.75    1,424,815    1.95%     0.75%     14.59%
   Platinum Investor VIP                                         31,894    13.28      423,556    2.07%     0.70%     14.65%
   Platinum Investor VIP (with GMWB rider)                            6    13.11           73    2.07%     1.45%     13.79%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                       4,551    11.14       50,688    0.19%     0.75%      9.30%
   Platinum Investor III                                          9,555    11.18      106,799    0.18%     0.70%      9.36%
   Platinum Investor PLUS                                           109    13.66        1,485    0.19%     0.70%      9.36%
   Platinum Investor Survivor                                   591,381    11.42    6,752,018    0.19%     0.40%      9.69%
   Platinum Investor Survivor II                                 41,575    11.83      491,993    0.19%     0.75%      9.30%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                  13,405    28.36      380,153    0.50%     0.65%     27.18%
   Platinum Investor I & II                                     200,178    19.11    3,824,925    0.49%     0.75%     27.06%
   Platinum Investor III                                        443,819    19.01    8,435,192    0.44%     0.70%     27.12%
   Platinum Investor IV                                          31,963    23.89      763,661    0.45%     0.70%     27.12%
   Platinum Investor FlexDirector                                 9,033    26.37      238,189    0.42%     0.70%     27.12%
   Platinum Investor PLUS                                        26,013    30.46      792,296    0.31%     0.70%     27.12%
   Platinum Investor Survivor                                    62,136    19.59    1,217,418    0.46%     0.40%     27.50%
   Platinum Investor Survivor II                                 51,246    30.04    1,539,391    0.43%     0.75%     27.06%
   Platinum Investor VIP                                         55,073    16.54      910,686    0.53%     0.70%     27.12%
   Platinum Investor VIP (with GMWB rider)                        1,298    16.33       21,193    0.53%     1.45%     26.17%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   4,694    17.49       82,112    0.09%     0.65%     20.95%
   Platinum Investor I & II                                      67,420     8.02      540,891    0.08%     0.75%     20.83%
   Platinum Investor III                                        390,276     7.84    3,059,324    0.07%     0.70%     20.89%
   Platinum Investor IV                                           7,059    15.21      107,372    0.08%     0.70%     20.89%
   Platinum Investor FlexDirector                                    22    17.22          373    0.05%     0.70%      5.84%
   Platinum Investor PLUS                                        12,853    20.48      263,270    0.07%     0.70%     20.89%
   Platinum Investor Survivor                                     6,422     8.23       52,827    0.06%     0.40%     21.25%
   Platinum Investor Survivor II                                 11,301    18.26      206,323    0.10%     0.75%     20.83%
   Platinum Investor VIP                                          8,323    12.86      107,070    0.09%     0.70%     20.89%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                                 --     8.90           --    0.56%     0.35%      8.98%
   Corporate America (reduced surrender charge)                   6,855    14.72      100,889    0.56%     0.65%      8.65%
   Platinum Investor I & II                                     150,920     8.65    1,305,080    0.75%     0.75%      8.54%

                                  VL-R - 108

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                  ------- ---------- ---------- ---------- --------- ----------
Janus Aspen Worldwide Growth Portfolio - Service Shares -
  Continued
   Platinum Investor III                                   373,611   $ 8.59   $3,208,086    0.59%     0.70%      8.60%
   Platinum Investor IV                                      9,017    13.40      120,874    0.60%     0.70%      8.60%
   Platinum Investor PLUS                                   16,839    13.71      230,905    0.59%     0.70%      8.60%
   Platinum Investor Survivor                               21,277     8.87      188,668    0.59%     0.40%      8.92%
   Platinum Investor Survivor II                            25,401    13.11      333,076    0.59%     0.75%      8.54%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  5,435    18.99      103,237    0.91%     0.75%      1.68%
   Platinum Investor III                                   142,248    19.04    2,708,302    0.91%     0.70%      1.73%
   Platinum Investor IV                                     15,300    12.62      193,061    0.90%     0.70%      1.73%
   Platinum Investor PLUS                                    6,033    19.04      114,861    0.90%     0.70%      1.73%
   Platinum Investor Survivor                                9,423    19.31      181,932    0.88%     0.40%      2.04%
   Platinum Investor Survivor II                             2,788    18.99       52,957    0.93%     0.75%      1.68%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                 50,764    12.52      635,424    0.01%     0.75%     -6.38%
   Platinum Investor III                                   115,359    12.34    1,423,107    0.01%     0.70%     -6.33%
   Platinum Investor IV                                     15,507    11.21      173,814    0.01%     0.70%     -6.33%
   Platinum Investor FlexDirector                              355    13.31        4,723    0.01%     0.70%     -6.33%
   Platinum Investor PLUS                                   10,736    15.36      164,897    0.01%     0.70%     -6.33%
   Platinum Investor Survivor                                3,693    12.84       47,394    0.01%     0.40%     -6.05%
   Platinum Investor Survivor II                             5,434    16.09       87,411    0.01%     0.75%     -6.38%
   Platinum Investor VIP                                    40,732     9.74      396,585    0.01%     0.70%     -6.33%
MFS VIT Core Equity Series - Initial Class *
   Corporate America (reduced surrender charge)              2,805    13.94       39,090    0.40%     0.65%     10.43%
   Platinum Investor I & II                                 71,913     8.39      603,541    0.35%     0.75%     10.31%
   Platinum Investor III                                   378,792     8.48    3,213,116    0.35%     0.70%     10.37%
   Platinum Investor IV                                      6,467    12.91       83,495    0.34%     0.70%     10.37%
   Platinum Investor FlexDirector                              364    13.32        4,853    0.33%     0.70%     10.37%
   Platinum Investor PLUS                                   44,024    14.29      628,999    0.34%     0.70%     10.37%
   Platinum Investor Survivor                               21,808     8.61      187,676    0.36%     0.40%     10.70%
   Platinum Investor Survivor II                             4,524    13.00       58,799    0.35%     0.75%     10.31%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                            7,058    14.97      105,649    0.00%     0.75%     20.26%
   Corporate America (reduced surrender charge)              6,854    15.93      109,174    0.00%     0.65%     20.38%
   Platinum Investor I & II                                511,463    14.57    7,453,956    0.00%     0.75%     20.26%
   Platinum Investor III                                   607,224     7.73    4,692,734    0.00%     0.70%     20.32%
   Platinum Investor IV                                      7,106    14.36      102,031    0.00%     0.70%     20.32%
   Platinum Investor FlexDirector                              415    14.71        6,112    0.00%     0.70%     20.32%
   Platinum Investor PLUS                                   41,122    16.27      669,199    0.00%     0.70%     20.32%
   Platinum Investor Survivor                               94,223     6.97      656,936    0.00%     0.40%     20.69%
   Platinum Investor Survivor II                             4,133    13.98       57,767    0.00%     0.75%     20.26%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           18,848     9.35      176,183    0.00%     0.75%      1.75%
   Corporate America                                            --    10.30           --    0.00%     0.35%      2.16%
   Corporate America (reduced surrender charge)              2,331    13.73       32,012    0.00%     0.65%      1.85%
   Platinum Investor I & II                                 43,290    10.01      433,461    0.00%     0.75%      1.75%
   Platinum Investor III                                   284,942     9.82    2,798,992    0.00%     0.70%      1.80%
   Platinum Investor IV                                      8,169    12.32      100,641    0.00%     0.70%      1.80%
   Platinum Investor FlexDirector                              392    11.91        4,663    0.00%     0.70%      1.80%
   Platinum Investor PLUS                                   19,774    13.35      263,881    0.00%     0.70%      1.80%
   Platinum Investor Survivor                               10,117    10.27      103,877    0.00%     0.40%      2.11%

                                  VL-R - 109

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                   ------- ---------- ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor Survivor II                              8,290   $12.84   $  106,443    0.00%     0.75%      1.75%
   Platinum Investor VIP                                      7,483    10.72       80,244    0.00%     0.70%      1.80%
   Platinum Investor VIP (with GMWB rider)                      265    10.59        2,807    0.00%     1.45%      1.03%
MFS VIT Research Series - Initial Class
   Corporate America (reduced surrender charge)                 633    14.88        9,414    0.00%     0.65%      3.83%
   Platinum Investor I & II                                  37,258     9.88      368,165    0.73%     0.75%     12.35%
   Platinum Investor III                                    171,807     9.86    1,693,676    0.70%     0.70%     12.41%
   Platinum Investor IV                                       5,462    13.16       71,891    0.82%     0.70%     12.41%
   Platinum Investor FlexDirector                               223    14.21        3,169    0.64%     0.70%     12.41%
   Platinum Investor PLUS                                    11,553    15.58      180,012    0.67%     0.70%     12.41%
   Platinum Investor Survivor                                10,319    10.13      104,552    0.72%     0.40%     12.75%
   Platinum Investor Survivor II                             11,502    14.49      166,693    0.65%     0.75%     12.35%
   Platinum Investor VIP                                      6,008    12.11       72,756    0.57%     0.70%     12.41%
   Platinum Investor VIP (with GMWB rider)                        3    11.96           39    0.57%     1.45%     11.57%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           100,334     7.30      732,616    2.62%     0.75%      3.43%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)               5,415    17.79       96,346    0.00%     0.65%     21.73%
   Platinum Investor I & II                                  96,175     9.99      960,974    0.00%     0.75%     21.61%
   Platinum Investor III                                    492,111     9.84    4,842,116    0.00%     0.70%     21.67%
   Platinum Investor IV                                      14,141    15.66      221,400    0.00%     0.70%     21.67%
   Platinum Investor FlexDirector                               977    17.31       16,917    0.00%     0.70%     21.67%
   Platinum Investor PLUS                                    40,777    18.35      748,099    0.00%     0.70%     21.67%
   Platinum Investor Survivor                                42,705    10.25      437,551    0.00%     0.40%     22.04%
   Platinum Investor Survivor II                             29,389    16.81      494,090    0.00%     0.75%     21.61%
   Platinum Investor VIP                                     13,581    12.96      175,985    0.00%     0.70%     21.67%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             6,808    16.06      109,318    0.62%     0.75%      8.51%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  10,214    15.20      155,301    2.14%     0.75%      3.01%
   Platinum Investor III                                     48,273    15.24      735,704    2.60%     0.70%      3.06%
   Platinum Investor IV                                      35,605    11.64      414,597    2.36%     0.70%      3.06%
   Platinum Investor FlexDirector                             2,037    12.42       25,308    2.38%     0.70%      3.06%
   Platinum Investor PLUS                                     4,699    15.24       71,615    2.50%     0.70%      3.06%
   Platinum Investor Survivor                                   443    15.46        6,841    2.19%     0.40%      3.37%
   Platinum Investor Survivor II                              4,799    15.20       72,964    2.31%     0.75%      3.01%
   Platinum Investor VIP                                     22,562    11.20      252,761    1.68%     0.70%      3.06%
   Platinum Investor VIP (with GMWB rider)                       45    11.06          501    1.68%     1.45%      1.79%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   AIG Income Advantage VUL                                      89     9.46          841    0.00%     0.20%     -2.04%
   Corporate America (reduced surrender charge)              13,420    16.41      220,221    0.95%     0.65%      5.63%
   Platinum Investor I & II                                  71,598    23.52    1,683,944    0.54%     0.75%      5.52%
   Platinum Investor III                                    114,220    23.57    2,692,655    1.27%     0.70%      5.57%
   Platinum Investor IV                                      36,036    14.31      515,823    1.24%     0.70%      5.57%
   Platinum Investor FlexDirector                               331    15.65        5,186    1.70%     0.70%      5.57%
   Platinum Investor PLUS                                    14,720    23.57      347,017    1.25%     0.70%      5.57%
   Platinum Investor Survivor                                 6,856    23.91      163,893    1.43%     0.40%      5.89%
   Platinum Investor Survivor II                              9,255    23.52      217,675    0.92%     0.75%      5.52%
   Platinum Investor VIP                                     45,884    11.77      540,205    0.85%     0.70%      5.57%
   Platinum Investor VIP (with GMWB rider)                      131    11.63        1,529    0.85%     1.45%      4.78%

                                  VL-R - 110

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                --------- ---------- ----------- ---------- --------- ----------
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                            7,522   $13.68   $   102,935    7.41%     0.75%     -0.85%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Corporate America (reduced surrender charge)                 34    11.87           404    4.01%     0.65%      8.25%
   Platinum Investor I & II                                    699    11.69         8,171    0.24%     0.75%     22.32%
   Platinum Investor III                                   129,801    11.70     1,518,659    3.97%     0.70%     22.38%
   Platinum Investor IV                                        416    11.70         4,869    4.92%     0.70%     22.38%
   Platinum Investor PLUS                                      172    11.70         2,014    5.38%     0.70%     22.38%
   Platinum Investor Survivor II                             9,166    11.69       107,154    5.73%     0.75%     22.32%
   Platinum Investor VIP                                     8,397    12.43       104,357    5.20%     0.70%     22.38%
   Platinum Investor VIP (with GMWB rider)                       2    12.27            30    5.20%     1.45%     21.46%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,959    15.57       528,869    4.92%     0.75%      9.80%
   Corporate America                                            --    17.46            --    4.68%     0.35%     10.25%
   Corporate America (reduced surrender charge)             46,629    11.50       536,315    4.68%     0.65%      9.91%
   Platinum Investor I & II                                109,889    16.96     1,864,237    4.90%     0.75%      9.80%
   Platinum Investor III                                   450,897    17.06     7,692,595    4.61%     0.70%      9.86%
   Platinum Investor IV                                     66,307    11.02       730,819    4.97%     0.70%      9.86%
   Platinum Investor FlexDirector                            1,483    11.56        17,141    5.31%     0.70%      9.86%
   Platinum Investor PLUS                                   38,468    14.40       554,072    4.66%     0.70%      9.86%
   Platinum Investor Survivor                               50,691    17.40       881,778    4.58%     0.40%     10.19%
   Platinum Investor Survivor II                            38,743    14.57       564,617    4.86%     0.75%      9.80%
   Platinum Investor VIP                                    52,296    10.99       574,757    5.47%     0.70%      9.86%
PIMCO VIT Short-Term Portfolio - Administrative Class
   AIG Income Advantage VUL                                     31    10.06           309    0.39%     0.20%      0.21%
   Corporate America                                            --    12.49            --    4.55%     0.35%      4.12%
   Corporate America (reduced surrender charge)              5,051    10.99        55,508    4.55%     0.65%      3.81%
   Platinum Investor I & II                                 92,757    12.14     1,125,756    4.82%     0.75%      3.70%
   Platinum Investor III                                   207,425    12.17     2,524,318    4.72%     0.70%      3.76%
   Platinum Investor IV                                     29,129    10.92       318,095    4.70%     0.70%      3.76%
   Platinum Investor FlexDirector                            8,462    10.98        92,946    4.83%     0.70%      3.76%
   Platinum Investor PLUS                                   33,206    11.33       376,133    4.68%     0.70%      3.76%
   Platinum Investor Survivor                               38,902    12.44       484,124    4.68%     0.40%      4.07%
   Platinum Investor Survivor II                            38,086    11.41       434,687    4.73%     0.75%      3.70%
   Platinum Investor VIP                                    21,757    10.71       232,957    5.11%     0.70%      3.76%
   Platinum Investor VIP (with GMWB rider)                       3    10.57            32    5.11%     1.45%      2.98%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,696    14.06       417,429    4.71%     0.75%      7.92%
   AIG Income Advantage VUL                                     46    10.22           465    0.46%     0.20%      0.82%
   Corporate America (reduced surrender charge)             44,862    11.44       513,184    5.16%     0.65%      8.03%
   Platinum Investor I & II                                307,237    14.73     4,525,785    4.79%     0.75%      7.92%
   Platinum Investor III                                 1,041,060    14.83    15,441,282    4.72%     0.70%      7.98%
   Platinum Investor IV                                     90,318    11.27     1,017,574    4.98%     0.70%      7.98%
   Platinum Investor FlexDirector                           13,483    11.60       156,402    5.01%     0.70%      7.98%
   Platinum Investor PLUS                                   74,487    12.93       963,041    4.70%     0.70%      7.98%
   Platinum Investor Survivor                               89,942    15.10     1,358,533    5.02%     0.40%      8.30%
   Platinum Investor Survivor II                            87,906    13.03     1,145,385    4.76%     0.75%      7.92%
   Platinum Investor VIP                                    69,126    11.11       768,137    5.33%     0.70%      7.98%
   Platinum Investor VIP (with GMWB rider)                     387    10.97         4,249    5.33%     1.45%      7.17%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                193,745    12.99     2,516,834    1.27%     0.75%      4.20%

                                  VL-R - 111

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                  ------- ---------- ---------- ---------- --------- ----------
Pioneer Fund VCT Portfolio - Class I - Continued
   Platinum Investor III                                    46,678   $13.01   $  607,301    1.32%     0.70%      4.25%
   Platinum Investor PLUS                                    1,405    13.01       18,276    1.34%     0.70%      4.25%
   Platinum Investor Survivor                                9,114    13.13      119,664    1.27%     0.40%      4.57%
   Platinum Investor Survivor II                               573    12.99        7,449    1.27%     0.75%      4.20%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,234    11.02       35,646    0.00%     0.35%     -4.20%
   Platinum Investor I & II                                236,589    10.89    2,575,907    0.00%     0.75%     -4.58%
   Platinum Investor III                                   125,521    10.90    1,368,725    0.00%     0.70%     -4.53%
   Platinum Investor PLUS                                    5,929    10.90       64,648    0.00%     0.70%     -4.53%
   Platinum Investor Survivor                                8,460    11.00       93,100    0.00%     0.40%     -4.24%
   Platinum Investor Survivor II                            20,260    10.89      220,583    0.00%     0.75%     -4.58%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                    900    11.11        9,994    1.20%     0.75%      4.79%
   Platinum Investor III                                     5,533    11.12       61,515    0.94%     0.70%      4.84%
   Platinum Investor IV                                        217    11.12        2,414    1.69%     0.70%      4.84%
   Platinum Investor FlexDirector                              882    11.12        9,802    1.35%     0.70%      4.02%
   Platinum Investor PLUS                                    1,150    11.12       12,787    0.36%     0.70%      4.84%
   Platinum Investor Survivor II                             1,491    11.11       16,561    0.16%     0.75%      4.79%
   Platinum Investor VIP                                     9,757    11.35      110,769    0.96%     0.70%      4.84%
   Platinum Investor VIP (with GMWB rider)                     724    11.21        8,115    0.96%     1.45%     -4.07%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           12,505    15.30      191,290    5.01%     0.75%      3.35%
   Corporate America                                       217,486    15.81    3,438,986    6.57%     0.35%      3.77%
   Corporate America (reduced surrender charge)             16,732    11.61      194,236    6.57%     0.65%      3.45%
   Platinum Investor I & II                                113,910    14.77    1,683,001    4.46%     0.75%      3.35%
   Platinum Investor III                                   104,676    15.85    1,659,386    4.78%     0.70%      3.40%
   Platinum Investor IV                                     11,276    11.03      124,426    4.50%     0.70%      3.40%
   Platinum Investor FlexDirector                              136    11.87        1,610    4.53%     0.70%      3.40%
   Platinum Investor PLUS                                   10,100    14.69      148,386    4.75%     0.70%      3.40%
   Platinum Investor Survivor                                1,491    15.77       23,517    0.70%     0.40%      3.71%
   Platinum Investor Survivor II                             3,209    15.07       48,371    4.94%     0.75%      3.35%
   Platinum Investor VIP                                    19,639    10.84      212,867    2.85%     0.70%      3.40%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       263,597    12.76    3,363,442    1.80%     0.35%     -6.37%
   Corporate America (reduced surrender charge)             22,453    12.10      271,654    1.80%     0.65%     -6.65%
   Platinum Investor I & II                                321,514    13.06    4,199,662    1.36%     0.75%     -6.74%
   Platinum Investor III                                   546,275    11.81    6,454,167    1.35%     0.70%     -6.70%
   Platinum Investor IV                                     32,602    11.16      363,757    1.38%     0.70%     -6.70%
   Platinum Investor FlexDirector                           11,246    11.84      133,172    1.32%     0.70%     -6.70%
   Platinum Investor PLUS                                   37,347    13.22      493,844    1.34%     0.70%     -6.70%
   Platinum Investor Survivor                               29,622    12.73      376,971    1.34%     0.40%     -6.42%
   Platinum Investor Survivor II                             8,342    12.95      108,052    1.40%     0.75%     -6.74%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)              8,913    17.53      156,236    1.12%     0.65%      6.31%
   Platinum Investor I & II                                194,943    19.56    3,812,188    1.83%     0.75%      6.20%
   Platinum Investor III                                   228,493    17.34    3,961,396    1.78%     0.70%      6.26%
   Platinum Investor IV                                     28,356    15.19      430,740    1.70%     0.70%      6.26%
   Platinum Investor FlexDirector                              430    17.20        7,399    2.11%     0.70%      6.26%
   Platinum Investor PLUS                                   15,641    20.37      318,676    1.74%     0.70%      6.26%
   Platinum Investor Survivor                               22,301    17.00      379,047    2.09%     0.40%      6.58%

                                  VL-R - 112

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                           Investment
                                                                                             Income    Expense    Total
Divisions                                                     Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                    ------- ---------- ---------- ---------- --------- ----------
Putnam VT International Growth and Income Fund - Class IB -
  Continued
   Platinum Investor Survivor II                              20,213   $22.11   $  446,853    1.23%     0.75%       6.20%
   Platinum Investor VIP                                      36,023    12.71      458,021    1.21%     0.70%       6.26%
   Platinum Investor VIP (with GMWB rider)                        89    12.56        1,115    1.21%     1.45%      -4.98%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                             15,778    21.22      334,860    0.61%     0.75%     -13.37%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                             26,952     6.68      180,001    0.00%     0.75%       3.03%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                             59,173     6.62      391,551    0.00%     0.75%       4.73%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                    7,722    13.87      107,133    1.26%     0.75%      -1.24%
   Platinum Investor III                                      44,727    13.91      622,252    0.63%     0.70%      -1.19%
   Platinum Investor IV                                        6,702    11.81       79,125    0.71%     0.70%      -1.19%
   Platinum Investor FlexDirector                                 23    13.44          308    0.71%     0.70%     -13.01%
   Platinum Investor PLUS                                      9,231    14.77      136,384    0.60%     0.70%      -1.19%
   Platinum Investor Survivor                                    629    14.15        8,900    0.61%     0.40%      -0.89%
   Platinum Investor Survivor II                               7,244    13.87      100,491    1.09%     0.75%      -1.24%
   Platinum Investor VIP                                       5,684    10.55       59,954    0.74%     0.70%      -1.19%
SunAmerica Balanced Portfolio - Class 1 *
   Platinum Investor I & II                                      664    12.48        8,291    2.81%     0.75%       4.61%
   Platinum Investor III                                      72,535    12.51      907,695    2.96%     0.70%       4.66%
   Platinum Investor IV                                        8,817    11.66      102,792    3.37%     0.70%       4.66%
   Platinum Investor FlexDirector                                  1    12.04           18    0.00%     0.70%       0.66%
   Platinum Investor PLUS                                     21,028    12.91      271,450    3.03%     0.70%       4.66%
   Platinum Investor Survivor                                    413    12.73        5,261    0.00%     0.40%       1.22%
   Platinum Investor Survivor II                               3,486    12.48       43,497    3.12%     0.75%       4.61%
   Platinum Investor VIP                                       7,715    11.34       87,510    3.68%     0.70%       4.66%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                  211,974    14.74    3,124,556    0.00%     0.75%      20.99%
   Platinum Investor III                                      89,672     9.91      888,668    0.00%     0.70%      21.05%
   Platinum Investor IV                                        3,541    14.86       52,606    0.00%     0.70%      21.05%
   Platinum Investor PLUS                                      5,592    15.78       88,254    0.00%     0.70%      21.05%
   Platinum Investor Survivor                                 22,539     9.54      214,950    0.00%     0.40%      21.42%
   Platinum Investor Survivor II                                 403    13.91        5,607    0.00%     0.75%      20.99%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                   70,171    12.43      872,461    8.39%     0.75%       3.23%
   Platinum Investor III                                      26,024    12.91      336,036    8.30%     0.70%       3.28%
   Platinum Investor IV                                        1,909    11.13       21,246    8.63%     0.70%       3.28%
   Platinum Investor FlexDirector                              2,720    12.07       32,821    9.06%     0.70%       3.28%
   Platinum Investor PLUS                                      2,979    14.42       42,960    7.93%     0.70%       3.28%
   Platinum Investor Survivor                                    593    12.22        7,247   10.39%     0.40%       3.59%
   Platinum Investor Survivor II                              43,381    14.05      609,630    2.87%     0.75%       3.23%
VALIC Company I International Equities Fund
   AG Legacy Plus                                              7,864    12.57       98,888    2.25%     0.75%       7.95%
   Corporate America (reduced surrender charge)                1,312    10.11       13,262    4.69%     0.65%      -1.91%
   Platinum Investor I & II                                  103,653    16.13    1,671,981    2.99%     0.75%       7.95%
   Platinum Investor III                                      89,728    13.97    1,253,571    2.46%     0.70%       8.00%
   Platinum Investor IV                                        6,408    15.27       97,841    2.88%     0.70%       8.00%
   Platinum Investor FlexDirector                                686    17.17       11,777    2.43%     0.70%       8.00%
   Platinum Investor PLUS                                     11,844    18.29      216,654    2.40%     0.70%       8.00%

                                  VL-R - 113

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                --------- ---------- ----------- ---------- --------- ----------
VALIC Company I International Equities Fund - Continued
   Platinum Investor Survivor                               13,213   $12.49   $   165,028    2.33%     0.40%      8.33%
   Platinum Investor Survivor II                             4,450    18.99        84,502    3.30%     0.75%      7.95%
   Platinum Investor VIP                                    17,115    12.67       216,774    3.34%     0.70%      8.00%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                           18,208    16.71       304,244    1.17%     0.75%      6.83%
   Corporate America                                         5,365    18.37        98,541    1.35%     0.35%      7.26%
   Corporate America (reduced surrender charge)              7,470    14.67       109,595    1.35%     0.65%      6.94%
   Platinum Investor I & II                                292,897    24.78     7,256,677    1.11%     0.75%      6.83%
   Platinum Investor III                                   411,936    16.30     6,714,245    1.22%     0.70%      6.89%
   Platinum Investor IV                                     29,548    13.02       384,627    1.32%     0.70%      6.89%
   Platinum Investor FlexDirector                              829    14.13        11,707    1.59%     0.70%      6.89%
   Platinum Investor PLUS                                   44,778    16.78       751,432    1.22%     0.70%      6.89%
   Platinum Investor Survivor                               56,053    18.32     1,026,867    1.17%     0.40%      7.21%
   Platinum Investor Survivor II                            36,499    18.28       667,130    1.24%     0.75%      6.83%
   Platinum Investor VIP                                    57,710    11.07       639,016    1.91%     0.70%      6.89%
   Platinum Investor VIP (with GMWB rider)                     134    10.93         1,465    1.91%     1.45%      6.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                            7,837    11.57        90,687    5.19%     0.75%      3.91%
   AIG Income Advantage VUL                                  1,278    10.07        12,867    0.14%     0.20%      0.28%
   Corporate America (reduced surrender charge)            149,066    11.06     1,648,073    2.97%     0.65%      4.02%
   Platinum Investor I & II                                591,218    12.75     7,539,992    4.64%     0.75%      3.91%
   Platinum Investor III                                 1,305,909    11.50    15,019,917    4.82%     0.70%      3.97%
   Platinum Investor IV                                     28,158    11.01       309,891    4.57%     0.70%      3.97%
   Platinum Investor FlexDirector                            3,612    11.03        39,859    3.09%     0.70%      3.97%
   Platinum Investor PLUS                                   33,337    11.05       368,392    4.84%     0.70%      3.97%
   Platinum Investor Survivor                              220,703    12.15     2,680,635    4.41%     0.40%      4.28%
   Platinum Investor Survivor II                           223,749    11.06     2,474,403    4.66%     0.75%      3.91%
   Platinum Investor VIP                                    87,790    10.75       943,746    8.23%     0.70%      3.97%
   Platinum Investor VIP (with GMWB rider)                   1,178    10.62        12,507    8.23%     1.45%      3.19%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                                 92,509     6.07       561,641    0.05%     0.75%     17.71%
   Platinum Investor III                                   403,136     5.98     2,408,793    0.07%     0.70%     17.77%
   Platinum Investor IV                                      4,559    13.26        60,440    0.08%     0.70%     17.77%
   Platinum Investor FlexDirector                              348    13.52         4,700    0.08%     0.70%     17.77%
   Platinum Investor PLUS                                   17,520    17.13       300,144    0.08%     0.70%     17.77%
   Platinum Investor Survivor                                9,063     6.23        56,424    0.08%     0.40%     18.13%
   Platinum Investor Survivor II                            13,451    12.87       173,076    0.03%     0.75%     17.71%
   Platinum Investor VIP                                     3,859    12.27        47,357    0.10%     0.70%     17.77%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                                 57,471     4.97       285,654    0.00%     0.75%     16.81%
   Platinum Investor III                                   213,764     4.94     1,055,313    0.00%     0.70%     16.87%
   Platinum Investor IV                                      3,918    13.05        51,126    0.00%     0.70%     16.87%
   Platinum Investor FlexDirector                              400    12.55         5,018    0.00%     0.70%     16.87%
   Platinum Investor PLUS                                    4,556    15.30        69,713    0.00%     0.70%     16.87%
   Platinum Investor Survivor                               11,210     5.10        57,132    0.00%     0.40%     17.22%
   Platinum Investor Survivor II                             3,118    11.47        35,753    0.00%     0.75%     16.81%
   Platinum Investor VIP                                     2,286    12.00        27,431    0.00%     0.70%     16.87%
VALIC Company I Small Cap Index Fund
   Corporate America (reduced surrender charge)             10,060    13.52       136,060    1.79%     0.65%     -2.53%
   Platinum Investor I & II                                 88,192    15.63     1,378,622    0.92%     0.75%     -2.63%

                                  VL-R - 114

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                               Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                             --------- ---------- ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor III                                220,853   $15.41   $ 3,404,261    1.12%     0.70%      -2.58%
   Platinum Investor IV                                  26,540    12.14       322,177    1.24%     0.70%      -2.58%
   Platinum Investor FlexDirector                         1,371    12.97        17,780    1.25%     0.70%      -2.58%
   Platinum Investor PLUS                                29,778    16.30       485,469    1.12%     0.70%      -2.58%
   Platinum Investor Survivor                            12,152    16.03       194,790    1.12%     0.40%      -2.28%
   Platinum Investor Survivor II                         17,526    17.51       306,851    1.48%     0.75%      -2.63%
   Platinum Investor VIP                                 51,934    10.50       545,562    1.78%     0.70%      -2.58%
   Platinum Investor VIP (with GMWB rider)                   --    10.37            --    1.78%     1.45%      -3.31%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        70,937    10.35       734,374    1.56%     0.75%       4.34%
   Corporate America                                      6,420    10.50        67,380    2.00%     0.35%       4.76%
   Corporate America (reduced surrender charge)          18,327    13.47       246,812    2.00%     0.65%       4.44%
   Platinum Investor I & II                             844,654    14.18    11,981,120    1.40%     0.75%       4.34%
   Platinum Investor III                              1,209,707    10.75    13,005,345    1.54%     0.70%       4.39%
   Platinum Investor IV                                  63,300    12.47       789,398    1.89%     0.70%       4.39%
   Platinum Investor FlexDirector                        10,682    13.10       139,935    1.65%     0.70%       4.39%
   Platinum Investor PLUS                               106,655    14.73     1,571,272    1.59%     0.70%       4.39%
   Platinum Investor Survivor                           252,214    10.47     2,640,037    1.59%     0.40%       4.70%
   Platinum Investor Survivor II                         85,379    13.69     1,169,033    2.06%     0.75%       4.34%
   Platinum Investor VIP                                 67,817    11.58       785,351    2.89%     0.70%       4.39%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                         8,809    14.48       127,597    4.68%     0.75%       6.53%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             170,521    15.34     2,615,045    1.71%     0.75%       2.03%
   Platinum Investor III                                469,538    15.38     7,221,097    1.73%     0.70%       2.08%
   Platinum Investor IV                                  46,712    12.80       597,948    1.55%     0.70%       2.08%
   Platinum Investor FlexDirector                         1,118    13.93        15,572    1.52%     0.70%       2.08%
   Platinum Investor PLUS                                24,329    15.67       381,229    1.64%     0.70%       2.08%
   Platinum Investor Survivor                            28,761    15.64       449,908    1.79%     0.40%       2.39%
   Platinum Investor Survivor II                         56,723    15.34       869,882    1.16%     0.75%       2.03%
   Platinum Investor VIP                                 32,110    11.49       369,011    0.91%     0.70%       2.08%
   Platinum Investor VIP (with GMWB rider)                   29    11.35           333    0.91%     1.45%      -0.27%
Van Kampen LIT Strategic Growth Portfolio - Class I
   AG Legacy Plus                                         8,602     6.03        51,876    0.04%     0.75%      16.08%
Vanguard VIF High Yield Bond Portfolio
   AIG Income Advantage VUL                                  12     9.84           116    0.00%     0.20%      -0.13%
   Corporate America (reduced surrender charge)          10,572    11.47       121,282    5.39%     0.65%       1.29%
   Platinum Investor I & II                              53,282    14.15       754,010    7.13%     0.75%       1.19%
   Platinum Investor III                                211,023    14.28     3,013,960    6.79%     0.70%       1.24%
   Platinum Investor IV                                  31,127    11.03       343,352    6.64%     0.70%       1.24%
   Platinum Investor FlexDirector                           325    11.84         3,850    5.27%     0.70%       1.24%
   Platinum Investor PLUS                                29,250    13.73       401,737    6.82%     0.70%       1.24%
   Platinum Investor Survivor                            29,874    14.51       433,487    6.52%     0.40%       1.54%
   Platinum Investor Survivor II                         44,901    14.03       630,069    2.18%     0.75%       1.19%
   Platinum Investor VIP                                 21,556    10.73       231,383    3.90%     0.70%       1.24%
   Platinum Investor VIP (with GMWB rider)                    1    10.60            16    3.90%     1.45%       0.48%
Vanguard VIF REIT Index Portfolio
   AIG Income Advantage VUL                                  30     8.83           262    0.00%     0.20%      -4.12%
   Corporate America                                         --    27.53            --    1.79%     0.35%     -16.89%
   Corporate America (reduced surrender charge)          11,319    14.29       161,744    1.79%     0.65%     -17.14%

                                  VL-R - 115

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2007 are as follows:

                                                                             Investment
                                                                               Income    Expense    Total
Divisions                                       Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                      ------- ---------- ---------- ---------- --------- ----------
Vanguard VIF REIT Index Portfolio - Continued
   Platinum Investor I & II                     85,562   $26.75   $2,288,751    2.14%     0.75%     -17.23%
   Platinum Investor III                       326,978    26.80    8,762,819    1.94%     0.70%     -17.19%
   Platinum Investor IV                         62,314    12.82      798,802    1.97%     0.70%     -17.19%
   Platinum Investor FlexDirector                5,893    14.91       87,888    1.98%     0.70%     -17.19%
   Platinum Investor PLUS                       44,064    20.16      888,348    1.78%     0.70%     -17.19%
   Platinum Investor Survivor                   21,332    27.43      585,114    1.93%     0.40%     -16.94%
   Platinum Investor Survivor II                27,173    23.31      633,380    2.07%     0.75%     -17.23%
   Platinum Investor VIP                        66,311    10.06      667,413    1.51%     0.70%     -17.19%
   Platinum Investor VIP (with GMWB rider)         618     9.94        6,140    1.51%     1.45%     -17.81%

                                  VL-R - 116

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                   ------- ---------- ---------- ---------- --------- ----------
AIM V.I. Core Equity Fund - Series I
   Corporate America                                          3,758   $10.89   $   40,922    0.88%     0.35%      8.90%
   Corporate America (reduced surrender charge)               2,285    10.87       24,835    0.88%     0.65%      8.69%
   Platinum Investor I & II                                 735,908    10.86    7,992,901    1.07%     0.75%      8.61%
   Platinum Investor III                                    375,267    10.86    4,077,242    1.07%     0.70%      8.65%
   Platinum Investor IV                                      12,433    10.86      135,088    1.06%     0.70%      8.65%
   Platinum Investor FlexDirector                               424    10.86        4,603    1.07%     0.70%      8.65%
   Platinum Investor PLUS                                    23,459    10.86      254,879    1.06%     0.70%      8.65%
   Platinum Investor Survivor                                64,839    10.89      705,893    1.06%     0.40%      8.87%
   Platinum Investor Survivor II                              9,760    10.86      106,001    1.07%     0.75%      8.61%
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            25,612    11.98      306,732    0.93%     0.75%     27.28%
   Corporate America                                          4,241    11.69       49,559    1.26%     0.35%     27.79%
   Corporate America (reduced surrender charge)               7,127    17.41      124,105    1.26%     0.65%     27.41%
   Platinum Investor I & II                                 292,495    16.57    4,847,867    1.14%     0.75%     27.28%
   Platinum Investor III                                    340,444    13.93    4,743,020    1.18%     0.70%     27.34%
   Platinum Investor IV                                      30,344    14.81      449,267    1.40%     0.70%     27.34%
   Platinum Investor FlexDirector                               812    17.09       13,875    1.70%     0.70%     27.34%
   Platinum Investor PLUS                                    17,467    19.27      336,677    1.09%     0.70%     27.34%
   Platinum Investor Survivor                                59,983    11.66      699,501    1.12%     0.40%     27.72%
   Platinum Investor Survivor II                              6,039    20.17      121,810    1.13%     0.75%     27.28%
   Platinum Investor VIP                                     17,529    11.93      209,100    1.12%     0.70%     19.29%
   Platinum Investor VIP (with GMWB rider)                      256    11.87        3,033    1.12%     1.45%     18.70%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                             --       --           --    2.82%     0.35%      5.45%
   Platinum Investor I & II                                      --       --           --    2.09%     0.75%      5.31%
   Platinum Investor III                                         --       --           --    2.12%     0.70%      5.33%
   Platinum Investor IV                                          --       --           --    3.12%     0.70%      5.33%
   Platinum Investor FlexDirector                                --       --           --    2.17%     0.70%      5.33%
   Platinum Investor PLUS                                        --       --           --    2.18%     0.70%      5.33%
   Platinum Investor Survivor                                    --       --           --    2.13%     0.40%      5.44%
   Platinum Investor Survivor II                                 --       --           --    2.26%     0.75%      5.31%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                  11,906    17.40      207,102    0.00%     0.75%     18.38%
   Platinum Investor III                                     88,630    17.43    1,544,555    0.00%     0.70%     18.43%
   Platinum Investor IV                                      13,804    13.72      189,390    0.00%     0.70%     18.43%
   Platinum Investor FlexDirector                                47    13.73          649    0.00%     0.70%     18.43%
   Platinum Investor PLUS                                    13,020    17.43      226,897    0.00%     0.70%     18.43%
   Platinum Investor Survivor                                   168    17.62        2,958    0.00%     0.40%     18.79%
   Platinum Investor Survivor II                              1,106    17.40       19,245    0.00%     0.75%     18.38%
   Platinum Investor VIP                                      8,328    11.31       94,186    0.00%     0.70%     13.10%
   Platinum Investor VIP (with GMWB rider)                      164    11.25        1,843    0.00%     1.45%     12.53%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               5,196    13.61       70,695    0.00%     0.65%      9.43%
   Platinum Investor I & II                                   8,117    18.15      147,281    0.00%     0.75%      9.32%
   Platinum Investor III                                     55,215    18.18    1,003,756    0.00%     0.70%      9.37%
   Platinum Investor IV                                      18,110    12.03      217,883    0.00%     0.70%      9.37%
   Platinum Investor FlexDirector                             6,774    12.69       85,956    0.00%     0.70%      9.37%
   Platinum Investor PLUS                                     8,924    18.18      162,222    0.00%     0.70%      9.37%
   Platinum Investor Survivor                                 5,975    18.38      109,826    0.00%     0.40%      9.70%
   Platinum Investor Survivor II                              2,680    18.15       48,637    0.00%     0.75%      9.32%

                                  VL-R - 117

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                  ------- ---------- ---------- ---------- --------- ----------
Alger American MidCap Growth Portfolio - Class O Shares -
  Continued
   Platinum Investor VIP                                     2,230   $10.37   $   23,116    0.00%     0.70%      3.67%
American Century VP Value Fund - Class I
   AG Legacy Plus                                           25,927    20.67      535,799    1.31%     0.75%     17.77%
   Corporate America                                         1,247    19.13       23,856    0.93%     0.35%     18.24%
   Corporate America (reduced surrender charge)             19,895    13.22      262,932    0.93%     0.65%     17.89%
   Platinum Investor I & II                                221,804    18.67    4,140,787    1.39%     0.75%     17.77%
   Platinum Investor III                                   513,640    18.58    9,542,265    1.30%     0.70%     17.83%
   Platinum Investor IV                                     48,294    12.22      589,984    1.00%     0.70%     17.83%
   Platinum Investor FlexDirector                              931    13.30       12,382    0.12%     0.70%     17.83%
   Platinum Investor PLUS                                   58,246    15.74      916,725    1.29%     0.70%     17.83%
   Platinum Investor Survivor                               20,805    19.08      396,872    1.36%     0.40%     18.18%
   Platinum Investor Survivor II                            63,728    16.44    1,048,012    1.30%     0.75%     17.77%
   Platinum Investor VIP                                    12,329    11.47      141,453    0.00%     0.70%     14.73%
   Platinum Investor VIP (with GMWB rider)                     162    11.42        1,849    0.00%     1.45%     14.16%
Credit Suisse Small Cap Core I Portfolio *
   Platinum Investor I & II                                 39,132     8.22      321,493    0.00%     0.75%      3.99%
   Platinum Investor III                                   128,637     8.06    1,036,204    0.00%     0.70%      4.04%
   Platinum Investor IV                                     13,167    10.29      135,520    0.00%     0.70%      4.04%
   Platinum Investor FlexDirector                            6,301    10.19       64,198    0.00%     0.70%      4.04%
   Platinum Investor PLUS                                   11,493    12.86      147,782    0.00%     0.70%      4.04%
   Platinum Investor Survivor                                3,159     8.39       26,520    0.00%     0.40%      4.35%
   Platinum Investor Survivor II                             1,758    12.17       21,405    0.00%     0.75%      3.99%
   Platinum Investor VIP                                     8,178     9.45       77,282    0.00%     0.70%     -5.50%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                 81,102    14.09    1,142,564    0.38%     0.75%      6.95%
   Platinum Investor III                                   234,893    13.87    3,258,099    0.37%     0.70%      7.00%
   Platinum Investor IV                                     12,576    11.64      146,421    0.39%     0.70%      7.00%
   Platinum Investor FlexDirector                                0    12.60            4    0.61%     0.70%      7.00%
   Platinum Investor PLUS                                   22,807    14.57      332,244    0.37%     0.70%      7.00%
   Platinum Investor Survivor                               12,083    14.40      173,935    0.40%     0.40%      7.32%
   Platinum Investor Survivor II                            10,961    15.94      174,740    0.37%     0.75%      6.95%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                         5,204    12.56       65,345    0.38%     0.35%      3.41%
   Corporate America (reduced surrender charge)              1,534    11.74       18,015    0.38%     0.65%      3.10%
   Platinum Investor I & II                                318,961    15.05    4,800,994    0.41%     0.75%      3.00%
   Platinum Investor III                                   450,710    11.61    5,231,878    0.40%     0.70%      3.05%
   Platinum Investor IV                                     10,454    11.05      115,502    0.32%     0.70%      3.05%
   Platinum Investor FlexDirector                              950    11.00       10,459    0.51%     0.70%      3.05%
   Platinum Investor PLUS                                   35,521    12.53      445,116    0.38%     0.70%      3.05%
   Platinum Investor Survivor                               45,846    12.53      574,469    0.44%     0.40%      3.36%
   Platinum Investor Survivor II                            35,559    13.60      483,727    0.37%     0.75%      3.00%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                         2,421    14.17       34,295    4.77%     0.35%      3.87%
   Corporate America (reduced surrender charge)             11,977    10.78      129,065    4.77%     0.65%      3.56%
   Platinum Investor I & II                                281,631    14.03    3,950,746    4.49%     0.75%      3.46%
   Platinum Investor III                                   285,395    13.30    3,795,577    4.64%     0.70%      3.51%
   Platinum Investor IV                                     14,464    10.45      151,092    4.89%     0.70%      3.51%
   Platinum Investor FlexDirector                              173    10.74        1,861    6.82%     0.70%      3.69%
   Platinum Investor PLUS                                   23,919    11.79      282,019    4.53%     0.70%      3.51%
   Platinum Investor Survivor                               16,209    14.14      229,150    4.47%     0.40%      3.82%

                                  VL-R - 118

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ----------- ---------- --------- ----------
Dreyfus VIF Quality Bond Portfolio - Initial Shares - Continued
   Platinum Investor Survivor II                                     9,205   $11.83   $   108,856    4.56%     0.75%      3.46%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                                   15,921    11.71       186,460    2.58%     0.75%      6.34%
   Platinum Investor I & II                                        156,694    11.15     1,746,813    2.56%     0.75%      6.34%
   Platinum Investor III                                           258,611    11.14     2,879,764    2.41%     0.70%      6.39%
   Platinum Investor IV                                              8,240    10.96        90,298    1.57%     0.70%      6.39%
   Platinum Investor FlexDirector                                    1,288    11.14        14,349    1.75%     0.70%      6.39%
   Platinum Investor PLUS                                           26,410    12.73       336,198    2.45%     0.70%      6.39%
   Platinum Investor Survivor                                       11,229    11.39       127,904    2.30%     0.40%      6.71%
   Platinum Investor Survivor II                                    20,438    12.42       253,780    1.90%     0.75%      6.34%
   Platinum Investor VIP                                             2,269    10.43        23,677    0.00%     0.70%      4.33%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                                   42,199    15.88       670,065    0.92%     0.75%     10.60%
   Corporate America                                                 1,580    14.27        22,543    1.11%     0.35%     11.04%
   Corporate America (reduced surrender charge)                     18,598    14.13       262,724    1.11%     0.65%     10.71%
   Platinum Investor I & II                                        517,717    13.92     7,207,050    1.00%     0.75%     10.60%
   Platinum Investor III                                         1,262,624    13.75    17,364,615    1.00%     0.70%     10.66%
   Platinum Investor IV                                             92,989    12.68     1,179,075    1.11%     0.70%     10.66%
   Platinum Investor FlexDirector                                    8,086    14.04       113,515    1.06%     0.70%     10.66%
   Platinum Investor PLUS                                          107,304    16.46     1,765,960    0.98%     0.70%     10.66%
   Platinum Investor Survivor                                      116,730    14.22     1,660,381    1.02%     0.40%     10.99%
   Platinum Investor Survivor II                                    78,211    17.33     1,355,621    1.02%     0.75%     10.60%
   Platinum Investor VIP                                            36,885    10.71       395,099    0.98%     0.70%      7.12%
   Platinum Investor VIP (with GMWB rider)                             443    10.66         4,721    0.98%     1.45%      6.58%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   51,368    13.75       706,254    2.94%     0.75%     19.04%
   Corporate America                                                 4,106    14.25        58,490    2.91%     0.35%     19.51%
   Corporate America (reduced surrender charge)                     25,321    13.51       342,065    2.91%     0.65%     19.15%
   Platinum Investor I & II                                        283,801    13.90     3,944,532    2.90%     0.75%     19.04%
   Platinum Investor III                                           836,470    13.93    11,653,724    2.92%     0.70%     19.09%
   Platinum Investor IV                                             45,684    12.47       569,724    2.93%     0.70%     19.09%
   Platinum Investor FlexDirector                                    1,384    13.26        18,364    2.91%     0.70%     19.09%
   Platinum Investor PLUS                                           78,094    15.00     1,171,538    2.93%     0.70%     19.09%
   Platinum Investor Survivor                                       85,837    14.20     1,219,038    2.92%     0.40%     19.45%
   Platinum Investor Survivor II                                    80,050    15.20     1,217,117    2.88%     0.75%     19.04%
   Platinum Investor VIP                                            15,927    11.48       182,759    1.32%     0.70%     14.75%
   Platinum Investor VIP (with GMWB rider)                             157    11.42         1,794    1.32%     1.45%     14.18%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2
   Platinum Investor III                                               665    10.56         7,019    2.70%     0.70%      5.55%
   Platinum Investor IV                                                108    10.56         1,140    2.52%     0.70%      5.55%
   Platinum Investor FlexDirector                                        5    10.56            50    1.92%     0.70%      5.55%
   Platinum Investor VIP                                               211    10.80         2,283    2.65%     0.70%      8.02%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2
   Platinum Investor III                                             2,144    10.56        22,639    2.88%     0.70%      5.60%
   Platinum Investor IV                                                 50    10.56           530    2.53%     0.70%      5.60%
   Platinum Investor VIP                                             2,929    10.83        31,722    2.87%     0.70%      8.31%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2
   Platinum Investor III                                               881    10.56         9,304    2.61%     0.70%      5.64%
   Platinum Investor IV                                                 61    10.56           648    2.75%     0.70%      5.64%
   Platinum Investor PLUS                                              929    10.56         9,811    2.63%     0.70%      5.64%

                                  VL-R - 119

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                      Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                    --------- ---------- ----------- ---------- --------- ----------
Fidelity VIP Freedom 2030 Portfolio - Service Class 2 -
  Continued
   Platinum Investor VIP                                         4,114   $10.88   $    44,753    2.61%     0.70%      8.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                               23,993     8.99       215,778    0.17%     0.75%      5.78%
   Corporate America (reduced surrender charge)                 16,761    11.88       199,165    0.12%     0.65%      5.88%
   Platinum Investor I & II                                    208,946     7.52     1,572,153    0.17%     0.75%      5.78%
   Platinum Investor III                                     1,189,561     7.46     8,878,331    0.16%     0.70%      5.83%
   Platinum Investor IV                                         33,267    11.24       373,966    0.12%     0.70%      5.83%
   Platinum Investor FlexDirector                               11,345    10.81       122,619    0.07%     0.70%      5.83%
   Platinum Investor PLUS                                      111,405    12.01     1,338,133    0.16%     0.70%      5.83%
   Platinum Investor Survivor                                   70,637     7.69       543,075    0.16%     0.40%      6.15%
   Platinum Investor Survivor II                                48,295    10.67       515,279    0.15%     0.75%      5.78%
   Platinum Investor VIP                                         5,053    10.34        52,266    0.00%     0.70%      3.44%
   Platinum Investor VIP (with GMWB rider)                           4    10.29            42    0.00%     1.45%      2.92%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                 22,227    15.07       334,918    0.11%     0.65%     11.68%
   Platinum Investor I & II                                     13,301    22.63       301,019    0.09%     0.75%     11.57%
   Platinum Investor III                                       180,244    22.67     4,086,599    0.20%     0.70%     11.62%
   Platinum Investor IV                                         53,740    12.88       691,998    0.10%     0.70%     11.62%
   Platinum Investor FlexDirector                                  768    15.16        11,634    0.14%     0.70%     11.62%
   Platinum Investor PLUS                                       14,277    22.67       323,706    0.15%     0.70%     11.62%
   Platinum Investor Survivor                                    8,347    22.92       191,340    0.22%     0.40%     11.96%
   Platinum Investor Survivor II                                 9,479    22.63       214,514    0.14%     0.75%     11.57%
   Platinum Investor VIP                                        21,594    10.53       227,412    0.00%     0.70%      5.31%
   Platinum Investor VIP (with GMWB rider)                         177    10.48         1,853    0.00%     1.45%      4.79%
Franklin Templeton Franklin Small Cap Value Securities Fund
  - Class 2
   Corporate America (reduced surrender charge)                 11,486    14.18       162,829    0.69%     0.65%     16.23%
   Platinum Investor I & II                                     16,237    20.43       331,726    0.67%     0.75%     16.11%
   Platinum Investor III                                       282,124    20.47     5,774,559    0.53%     0.70%     16.17%
   Platinum Investor IV                                         45,117    12.42       560,143    0.74%     0.70%     16.17%
   Platinum Investor FlexDirector                                1,289    14.63        18,857    0.22%     0.70%     16.17%
   Platinum Investor PLUS                                       23,719    20.47       485,483    0.67%     0.70%     16.17%
   Platinum Investor Survivor                                   34,379    20.69       711,439    0.45%     0.40%     16.52%
   Platinum Investor Survivor II                                12,461    20.43       254,585    0.54%     0.75%     16.11%
   Platinum Investor VIP                                        16,626    10.73       178,463    0.01%     0.70%      7.34%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2
   AG Legacy Plus                                               13,801     7.87       108,582    0.00%     0.75%      7.88%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                     24,202    11.95       289,196    3.18%     0.75%      3.24%
   Platinum Investor III                                       673,395    11.98     8,066,647    3.52%     0.70%      3.29%
   Platinum Investor IV                                         32,239    10.44       336,569    6.10%     0.70%      3.29%
   Platinum Investor FlexDirector                                  823    10.67         8,781    4.60%     0.70%      3.38%
   Platinum Investor PLUS                                       40,170    11.59       465,468    4.20%     0.70%      3.29%
   Platinum Investor Survivor                                      893    12.16        10,857    0.77%     0.40%      3.60%
   Platinum Investor Survivor II                                15,730    11.95       187,966    5.44%     0.75%      3.24%
   Platinum Investor VIP                                         3,077    10.32        31,741    0.00%     0.70%      3.16%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                    159,272    15.68     2,497,778    1.24%     0.75%     17.50%
   Platinum Investor III                                       769,387    15.72    12,095,950    1.34%     0.70%     17.56%
   Platinum Investor IV                                         35,491    12.86       456,520    1.32%     0.70%     17.56%
   Platinum Investor FlexDirector                                6,294    13.85        87,153    1.59%     0.70%     17.56%

                                  VL-R - 120

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                        Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                       ------- ---------- ---------- ---------- --------- ----------
Franklin Templeton Mutual Shares Securities Fund - Class 2 -
  Continued
   Platinum Investor PLUS                                        34,198   $15.46   $  528,663    1.29%     0.70%     17.56%
   Platinum Investor Survivor                                    36,447    15.96      581,636    0.79%     0.40%     17.91%
   Platinum Investor Survivor II                                 10,882    15.68      170,655    1.17%     0.75%     17.50%
   Platinum Investor VIP                                          9,028    11.34      102,414    0.00%     0.70%     13.44%
   Platinum Investor VIP (with GMWB rider)                        1,026    11.29       11,581    0.00%     1.45%     12.87%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                12,189    13.08      159,389    1.20%     0.75%     20.54%
   Platinum Investor I & II                                      90,007    16.36    1,472,909    1.25%     0.75%     20.54%
   Platinum Investor III                                        597,923    16.41    9,809,047    1.24%     0.70%     20.60%
   Platinum Investor IV                                          29,770    13.10      389,863    1.37%     0.70%     20.60%
   Platinum Investor FlexDirector                                 3,405    14.65       49,879    1.58%     0.70%     20.60%
   Platinum Investor PLUS                                        27,887    15.86      442,340    1.23%     0.70%     20.60%
   Platinum Investor Survivor                                    14,765    16.65      245,867    1.89%     0.40%     20.96%
   Platinum Investor Survivor II                                 58,266    16.36      953,477    1.16%     0.75%     20.54%
   Platinum Investor VIP                                          8,709    11.58      100,882    0.07%     0.70%     15.83%
   Platinum Investor VIP (with GMWB rider)                            7    11.53           80    0.07%     1.45%     15.26%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                       4,775    10.19       48,659    0.07%     0.75%      7.75%
   Platinum Investor III                                         11,374    10.22      116,245    0.12%     0.70%      7.80%
   Platinum Investor PLUS                                           110    12.49        1,375    0.13%     0.70%      7.80%
   Platinum Investor Survivor                                   629,846    10.41    6,555,947    0.12%     0.40%      8.13%
   Platinum Investor Survivor II                                 41,634    10.83      450,751    0.05%     0.75%      7.75%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America (reduced surrender charge)                   3,726    22.30       83,075    2.40%     0.65%     37.16%
   Platinum Investor I & II                                     129,467    15.04    1,947,003    1.93%     0.75%     45.54%
   Platinum Investor III                                        431,775    14.95    6,455,480    1.87%     0.70%     45.61%
   Platinum Investor IV                                          28,414    18.79      534,018    1.97%     0.70%     45.61%
   Platinum Investor FlexDirector                                10,143    20.74      210,403    1.56%     0.70%     45.61%
   Platinum Investor PLUS                                        50,064    23.96    1,199,523    2.05%     0.70%     45.61%
   Platinum Investor Survivor                                    57,117    15.37      877,687    1.93%     0.40%     46.05%
   Platinum Investor Survivor II                                 21,071    23.64      498,180    1.32%     0.75%     45.54%
   Platinum Investor VIP                                         13,491    13.01      175,488    1.00%     0.70%     30.08%
   Platinum Investor VIP (with GMWB rider)                          153    12.94        1,978    1.00%     1.45%     29.43%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                 --     6.81           --    0.00%     0.35%     12.91%
   Corporate America (reduced surrender charge)                   2,178    14.46       31,494    0.00%     0.65%      9.49%
   Platinum Investor I & II                                      57,097     6.64      379,113    0.00%     0.75%     12.46%
   Platinum Investor III                                        402,798     6.48    2,611,910    0.00%     0.70%     12.52%
   Platinum Investor IV                                           4,510    12.58       56,753    0.00%     0.70%     12.52%
   Platinum Investor PLUS                                        13,069    16.94      221,438    0.00%     0.70%     12.52%
   Platinum Investor Survivor                                     8,380     6.78       56,855    0.00%     0.40%     12.85%
   Platinum Investor Survivor II                                    372    15.11        5,620    0.00%     0.75%     12.46%
   Platinum Investor VIP                                          2,105    10.64       22,402    0.00%     0.70%      6.42%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                              2,356     8.17       19,239    1.57%     0.35%     17.53%
   Corporate America (reduced surrender charge)                   5,652    13.55       76,560    1.57%     0.65%     17.17%
   Platinum Investor I & II                                      89,477     7.97      712,859    1.47%     0.75%     17.06%
   Platinum Investor III                                        360,131     7.91    2,847,552    1.58%     0.70%     17.12%
   Platinum Investor IV                                           7,576    12.34       93,519    1.86%     0.70%     17.12%
   Platinum Investor PLUS                                        16,370    12.63      206,702    1.61%     0.70%     17.12%

                                  VL-R - 121

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                  ------- ---------- ---------- ---------- --------- ----------
Janus Aspen Worldwide Growth Portfolio - Service Shares -
  Continued
   Platinum Investor Survivor                               20,259   $ 8.14   $  164,922    1.65%     0.40%     17.47%
   Platinum Investor Survivor II                            25,600    12.08      309,271    1.59%     0.75%     17.06%
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                                  5,703    18.68      106,542    0.57%     0.75%     15.97%
   Platinum Investor III                                   150,607    18.71    2,818,547    0.59%     0.70%     16.03%
   Platinum Investor IV                                     16,314    12.40      202,340    0.93%     0.70%     16.03%
   Platinum Investor PLUS                                    6,734    18.71      126,028    0.70%     0.70%     16.03%
   Platinum Investor Survivor                                9,943    18.92      188,141    0.58%     0.40%     16.37%
   Platinum Investor Survivor II                             3,071    18.68       57,363    0.94%     0.75%     15.97%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                                 48,036    13.37      642,235    0.00%     0.75%     14.15%
   Platinum Investor III                                   118,040    13.17    1,554,596    0.00%     0.70%     14.21%
   Platinum Investor IV                                     11,316    11.97      135,411    0.00%     0.70%     14.21%
   Platinum Investor FlexDirector                              241    14.21        3,426    0.00%     0.70%     14.21%
   Platinum Investor PLUS                                   10,278    16.40      168,543    0.00%     0.70%     14.21%
   Platinum Investor Survivor                                1,887    13.66       25,780    0.00%     0.40%     14.55%
   Platinum Investor Survivor II                             4,947    17.18       84,995    0.00%     0.75%     14.15%
   Platinum Investor VIP                                    11,120    10.39      115,585    0.00%     0.70%      3.95%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                            --     7.80           --    0.00%     0.35%     13.40%
   Corporate America (reduced surrender charge)              1,910    12.62       24,108    0.00%     0.65%     10.44%
   Platinum Investor I & II                                 80,028     7.61      608,843    0.47%     0.75%     12.95%
   Platinum Investor III                                   391,046     7.69    3,005,410    0.43%     0.70%     13.01%
   Platinum Investor IV                                      5,915    11.70       69,193    0.45%     0.70%     13.01%
   Platinum Investor FlexDirector                              332    12.07        4,004    0.44%     0.70%     13.01%
   Platinum Investor PLUS                                   44,725    12.95      578,981    0.43%     0.70%     13.01%
   Platinum Investor Survivor                               23,342     7.77      181,455    0.51%     0.40%     13.35%
   Platinum Investor Survivor II                             4,151    11.78       48,904    0.41%     0.75%     12.95%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                            8,181    12.45      101,831    0.00%     0.75%      7.09%
   Corporate America (reduced surrender charge)              3,795    13.23       50,218    0.00%     0.65%      7.20%
   Platinum Investor I & II                                557,011    12.12    6,750,035    0.00%     0.75%      7.09%
   Platinum Investor III                                   608,177     6.42    3,906,235    0.00%     0.70%      7.14%
   Platinum Investor IV                                      7,093    11.93       84,654    0.00%     0.70%      7.14%
   Platinum Investor FlexDirector                              459    12.23        5,608    0.00%     0.70%      7.14%
   Platinum Investor PLUS                                   41,485    13.52      561,079    0.00%     0.70%      7.14%
   Platinum Investor Survivor                              101,337     5.78      585,434    0.00%     0.40%      7.46%
   Platinum Investor Survivor II                             3,643    11.62       42,340    0.00%     0.75%      7.09%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                           18,891     9.19      173,554    0.00%     0.75%     12.37%
   Corporate America                                         2,179    10.09       21,981    0.00%     0.35%     12.82%
   Corporate America (reduced surrender charge)              1,942    13.48       26,187    0.00%     0.65%      3.76%
   Platinum Investor I & II                                 50,346     9.84      495,454    0.00%     0.75%     12.37%
   Platinum Investor III                                   290,883     9.65    2,806,891    0.00%     0.70%     12.43%
   Platinum Investor IV                                      6,812    12.10       82,438    0.00%     0.70%     12.43%
   Platinum Investor FlexDirector                              399    11.70        4,665    0.00%     0.70%     12.43%
   Platinum Investor PLUS                                   21,631    13.11      283,573    0.00%     0.70%     12.43%
   Platinum Investor Survivor                               11,457    10.06      115,209    0.00%     0.40%     12.76%
   Platinum Investor Survivor II                             9,508    12.62      119,995    0.00%     0.75%     12.37%
   Platinum Investor VIP                                     1,803    10.53       18,992    0.00%     0.70%      5.34%

                                  VL-R - 122

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                   ------- ---------- ---------- ---------- --------- ----------
MFS VIT New Discovery Series - Initial Class - Continued
   Platinum Investor VIP (with GMWB rider)                      288   $10.48   $    3,023    0.00%     1.45%      4.82%
MFS VIT Research Series - Initial Class
   Platinum Investor I & II                                  41,679     8.79      366,566    0.49%     0.75%      9.65%
   Platinum Investor III                                    181,505     8.77    1,591,741    0.47%     0.70%      9.71%
   Platinum Investor IV                                       3,471    11.71       40,642    0.48%     0.70%      9.71%
   Platinum Investor FlexDirector                               196    12.64        2,480    0.50%     0.70%      9.71%
   Platinum Investor PLUS                                    10,838    13.86      150,226    0.49%     0.70%      9.71%
   Platinum Investor Survivor                                 9,854     8.99       88,558    0.53%     0.40%     10.04%
   Platinum Investor Survivor II                             10,176    12.90      131,265    0.39%     0.75%      9.65%
   Platinum Investor VIP                                        903    10.77        9,723    0.00%     0.70%      7.72%
   Platinum Investor VIP (with GMWB rider)                        4    10.72           43    0.00%     1.45%      7.19%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           109,796     7.06      775,099    2.42%     0.75%     11.06%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America (reduced surrender charge)               3,647    14.62       53,308    0.00%     0.65%     13.95%
   Platinum Investor I & II                                  70,356     8.22      578,080    0.00%     0.75%     13.84%
   Platinum Investor III                                    333,481     8.09    2,696,892    0.00%     0.70%     13.90%
   Platinum Investor IV                                      13,927    12.87      179,221    0.00%     0.70%     13.90%
   Platinum Investor FlexDirector                               714    14.23       10,164    0.00%     0.70%     13.90%
   Platinum Investor PLUS                                    41,810    15.08      630,433    0.00%     0.70%     13.90%
   Platinum Investor Survivor                                30,403     8.40      255,255    0.00%     0.40%     14.24%
   Platinum Investor Survivor II                             10,380    13.82      143,498    0.00%     0.75%     13.84%
   Platinum Investor VIP                                      4,202    10.65       44,755    0.00%     0.70%      6.51%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             7,514    14.80      111,195    0.70%     0.75%     11.40%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                   7,426    14.76      109,608    2.53%     0.75%     10.32%
   Platinum Investor III                                     48,802    14.79      721,678    1.94%     0.70%     10.37%
   Platinum Investor IV                                      27,624    11.30      312,121    1.57%     0.70%     10.37%
   Platinum Investor FlexDirector                             2,036    12.06       24,542    0.05%     0.70%     10.37%
   Platinum Investor PLUS                                     4,373    14.79       64,665    2.05%     0.70%     10.37%
   Platinum Investor Survivor                                   286    14.95        4,271    2.46%     0.40%     10.70%
   Platinum Investor Survivor II                              4,031    14.76       59,494    2.01%     0.75%     10.32%
   Platinum Investor VIP                                      6,392    10.87       69,487    0.00%     0.70%      8.71%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Corporate America (reduced surrender charge)               6,634    15.54      103,066    0.06%     0.65%     11.20%
   Platinum Investor I & II                                  17,823    22.29      397,267    0.77%     0.75%     16.81%
   Platinum Investor III                                    109,609    22.33    2,447,539    0.93%     0.70%     16.87%
   Platinum Investor IV                                      29,344    13.56      397,860    0.77%     0.70%     16.87%
   Platinum Investor FlexDirector                               570    14.82        8,452    0.04%     0.70%     16.87%
   Platinum Investor PLUS                                    11,603    22.33      259,082    0.91%     0.70%     16.87%
   Platinum Investor Survivor                                 7,429    22.58      167,710    0.76%     0.40%     17.22%
   Platinum Investor Survivor II                              4,384    22.29       97,708    0.87%     0.75%     16.81%
   Platinum Investor VIP                                     14,610    11.15      162,922    0.00%     0.70%     11.52%
   Platinum Investor VIP (with GMWB rider)                      171    11.10        1,893    0.00%     1.45%     10.96%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,002    13.80      110,446    7.35%     0.75%      8.61%
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class
   Platinum Investor I & II                                  21,567     9.56      206,126    5.92%     0.75%     -4.43%
   Platinum Investor III                                      2,720     9.56       26,007    5.87%     0.70%     -4.39%

                                  VL-R - 123

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                --------- ---------- ----------- ---------- --------- ----------
PIMCO VIT CommodityRealReturn Strategy Portfolio -
  Administrative Class - Continued
   Platinum Investor IV                                        183   $ 9.56   $     1,753    5.14%     0.70%     -4.39%
   Platinum Investor PLUS                                       38     9.56           361    4.69%     0.70%     -4.39%
   Platinum Investor Survivor II                               179     9.56         1,712    5.24%     0.75%     -4.43%
   Platinum Investor VIP                                     1,885    10.16        19,142    5.06%     0.70%      1.55%
   Platinum Investor VIP (with GMWB rider)                       3    10.10            31    5.06%     1.45%      1.05%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                           29,743    14.18       421,867    4.71%     0.75%     -0.05%
   Corporate America                                         2,113    15.84        33,458    4.57%     0.35%      0.35%
   Corporate America (reduced surrender charge)             16,110    10.46       168,582    4.57%     0.65%      0.05%
   Platinum Investor I & II                                113,865    15.45     1,759,230    4.83%     0.75%     -0.05%
   Platinum Investor III                                   462,472    15.53     7,182,052    4.16%     0.70%      0.00%
   Platinum Investor IV                                     43,576    10.03       437,184    5.05%     0.70%      0.00%
   Platinum Investor FlexDirector                              992    10.52        10,435    5.15%     0.70%      0.00%
   Platinum Investor PLUS                                   35,349    13.11       463,456    4.18%     0.70%      0.00%
   Platinum Investor Survivor                               54,072    15.79       853,623    4.34%     0.40%      0.30%
   Platinum Investor Survivor II                            28,648    13.27       380,231    4.41%     0.75%     -0.05%
   Platinum Investor VIP                                     3,390    10.00        33,914    2.47%     0.70%      0.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                           666    11.99         7,987    4.04%     0.35%      3.91%
   Corporate America (reduced surrender charge)                850    10.59         8,993    4.04%     0.65%      2.53%
   Platinum Investor I & II                                 95,302    11.70     1,115,337    4.29%     0.75%      3.50%
   Platinum Investor III                                   206,087    11.73     2,417,253    4.19%     0.70%      3.55%
   Platinum Investor IV                                     22,405    10.52       235,808    4.69%     0.70%      3.55%
   Platinum Investor FlexDirector                            7,184    10.59        76,050    4.47%     0.70%      3.55%
   Platinum Investor PLUS                                   29,401    10.92       320,971    4.35%     0.70%      3.55%
   Platinum Investor Survivor                               31,994    11.96       382,585    4.32%     0.40%      3.86%
   Platinum Investor Survivor II                            32,237    11.01       354,789    4.39%     0.75%      3.50%
   Platinum Investor VIP                                     6,296    10.32        64,966    1.78%     0.70%      3.19%
   Platinum Investor VIP (with GMWB rider)                       4    10.27            40    1.78%     1.45%      2.68%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           33,244    13.02       432,989    4.66%     0.75%      3.07%
   Corporate America (reduced surrender charge)             17,778    10.59       188,244    4.80%     0.65%      3.17%
   Platinum Investor I & II                                318,679    13.65     4,349,723    3.92%     0.75%      3.07%
   Platinum Investor III                                 1,024,392    13.74    14,071,624    3.25%     0.70%      3.12%
   Platinum Investor IV                                     64,491    10.43       672,919    4.86%     0.70%      3.12%
   Platinum Investor FlexDirector                           11,001    10.74       118,186    4.42%     0.70%      3.12%
   Platinum Investor PLUS                                   71,700    11.97       858,520    4.46%     0.70%      3.12%
   Platinum Investor Survivor                               75,028    13.95     1,046,388    3.28%     0.40%      3.43%
   Platinum Investor Survivor II                            64,509    12.07       778,824    4.37%     0.75%      3.07%
   Platinum Investor VIP                                    13,561    10.29       139,563    1.99%     0.70%      2.91%
   Platinum Investor VIP (with GMWB rider)                     400    10.24         4,098    1.99%     1.45%      2.40%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                202,285    12.47     2,521,852    1.34%     0.75%     15.76%
   Platinum Investor III                                    51,887    12.48       647,531    1.33%     0.70%     15.82%
   Platinum Investor PLUS                                      943    12.48        11,766    1.31%     0.70%     15.82%
   Platinum Investor Survivor                                8,828    12.56       110,856    1.04%     0.40%     16.17%
   Platinum Investor Survivor II                               578    12.47         7,211    1.37%     0.75%     15.76%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,320    11.50        38,192    0.00%     0.35%      5.23%
   Platinum Investor I & II                                263,245    11.41     3,003,742    0.00%     0.75%      4.81%

                                  VL-R - 124

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                                Investment
                                                                                                  Income    Expense    Total
Divisions                                                          Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                         ------- ---------- ---------- ---------- --------- ----------
Pioneer Growth Opportunities VCT Portfolio - Class I - Continued
   Platinum Investor III                                          135,222   $11.42   $1,544,521    0.00%     0.70%      4.86%
   Platinum Investor PLUS                                           5,921    11.42       67,627    0.00%     0.70%      4.86%
   Platinum Investor Survivor                                       9,975    11.49      114,644    0.00%     0.40%      5.18%
   Platinum Investor Survivor II                                   19,602    11.41      223,666    0.00%     0.75%      4.81%
Pioneer Mid Cap Value VCT Portfolio - Class I
   Platinum Investor I & II                                             4    10.60           42    0.00%     0.75%      6.00%
   Platinum Investor III                                            3,700    10.60       39,237    0.00%     0.70%      6.04%
   Platinum Investor IV                                                77    10.60          814    0.00%     0.70%      6.04%
   Platinum Investor PLUS                                              25    10.60          265    0.00%     0.70%      6.04%
   Platinum Investor Survivor II                                    2,372    10.60       25,140    0.00%     0.75%      6.00%
   Platinum Investor VIP                                              933    10.83       10,107    0.30%     0.70%      8.29%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                                  12,568    14.80      186,024    5.84%     0.75%      5.50%
   Corporate America                                              454,666    15.24    6,928,517    5.28%     0.35%      5.92%
   Corporate America (reduced surrender charge)                    38,797    11.22      435,342    5.28%     0.65%      5.61%
   Platinum Investor I & II                                       135,182    14.30    1,932,575    3.34%     0.75%      5.50%
   Platinum Investor III                                           93,931    15.33    1,440,078    3.61%     0.70%      5.55%
   Platinum Investor IV                                             9,567    10.67      102,088    5.38%     0.70%      5.55%
   Platinum Investor FlexDirector                                     122    11.48        1,396    5.67%     0.70%      5.55%
   Platinum Investor PLUS                                           9,089    14.21      129,141    5.26%     0.70%      5.55%
   Platinum Investor Survivor                                      18,717    15.21      284,612    0.28%     0.40%      5.87%
   Platinum Investor Survivor II                                    2,371    14.58       34,570    6.07%     0.75%      5.50%
   Platinum Investor VIP                                            4,069    10.48       42,657    0.00%     0.70%      4.83%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                              555,630    13.63    7,571,940    1.40%     0.35%     15.51%
   Corporate America (reduced surrender charge)                    44,042    12.96      570,814    1.40%     0.65%     15.16%
   Platinum Investor I & II                                       338,156    14.01    4,736,505    1.56%     0.75%     15.05%
   Platinum Investor III                                          550,344    12.66    6,969,006    1.51%     0.70%     15.10%
   Platinum Investor IV                                            31,945    11.96      382,007    1.28%     0.70%     15.10%
   Platinum Investor FlexDirector                                  10,914    12.69      138,516    1.35%     0.70%     15.10%
   Platinum Investor PLUS                                          36,439    14.17      516,420    1.42%     0.70%     15.10%
   Platinum Investor Survivor                                      30,051    13.60      408,642    1.75%     0.40%     15.45%
   Platinum Investor Survivor II                                    7,192    13.89       99,900    1.52%     0.75%     15.05%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America (reduced surrender charge)                     3,545    16.49       58,445    0.68%     0.65%     26.40%
   Platinum Investor I & II                                       199,621    18.41    3,675,650    1.06%     0.75%     26.28%
   Platinum Investor III                                          223,141    16.32    3,640,803    1.00%     0.70%     26.34%
   Platinum Investor IV                                            22,123    14.30      316,258    0.83%     0.70%     26.34%
   Platinum Investor FlexDirector                                     642    16.19       10,399    0.49%     0.70%     26.34%
   Platinum Investor PLUS                                          14,565    19.17      279,276    1.10%     0.70%     26.34%
   Platinum Investor Survivor                                      33,285    15.95      530,826    1.18%     0.40%     26.72%
   Platinum Investor Survivor II                                   11,104    20.82      231,128    0.98%     0.75%     26.28%
   Platinum Investor VIP                                            8,247    11.97       98,683    0.00%     0.70%     19.66%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                                  16,985    24.50      416,127    0.31%     0.75%     16.42%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                                  27,252     6.48      176,650    0.00%     0.75%      4.67%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                                  66,699     6.32      421,428    0.11%     0.75%      4.65%

                                  VL-R - 125

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                    Investment
                                                                                      Income    Expense    Total
Divisions                                              Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                             ------- ---------- ---------- ---------- --------- ----------
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                            17,757   $14.05   $  249,429    0.10%     0.75%     12.45%
   Platinum Investor III                               45,746    14.08      644,074    0.11%     0.70%     12.50%
   Platinum Investor IV                                 5,114    11.95       61,097    0.11%     0.70%     12.50%
   Platinum Investor PLUS                               9,223    14.95      137,898    0.11%     0.70%     12.50%
   Platinum Investor Survivor                             750    14.28       10,708    0.10%     0.40%     12.84%
   Platinum Investor Survivor II                        1,364    14.05       19,155    0.13%     0.75%     12.45%
   Platinum Investor VIP                                  748    10.68        7,986    0.15%     0.70%      6.75%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                               730    11.93        8,702    2.77%     0.75%     10.04%
   Platinum Investor III                               70,947    11.96      848,269    2.85%     0.70%     10.10%
   Platinum Investor IV                                 6,901    11.14       76,869    3.41%     0.70%     10.10%
   Platinum Investor PLUS                              19,626    12.33      242,055    2.84%     0.70%     10.10%
   Platinum Investor Survivor II                        2,630    11.93       31,377    2.85%     0.75%     10.04%
   Platinum Investor VIP                                1,770    10.84       19,178    2.71%     0.70%      8.38%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                           248,559    12.18    3,028,213    0.00%     0.75%      3.33%
   Platinum Investor III                               88,608     8.19      725,418    0.00%     0.70%      3.38%
   Platinum Investor IV                                 3,125    12.27       38,349    0.00%     0.70%      3.38%
   Platinum Investor PLUS                               5,404    13.04       70,451    0.00%     0.70%      3.38%
   Platinum Investor Survivor                          23,805     7.85      186,981    0.00%     0.40%      3.69%
   Platinum Investor Survivor II                          415    11.50        4,778    0.00%     0.75%      3.33%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                            76,001    12.04      915,380    8.16%     0.75%      7.81%
   Platinum Investor III                               26,657    12.50      333,263    7.57%     0.70%      7.87%
   Platinum Investor IV                                 1,701    10.77       18,330    7.40%     0.70%      7.87%
   Platinum Investor FlexDirector                       2,593    11.68       30,297    7.69%     0.70%      7.87%
   Platinum Investor PLUS                               3,405    13.96       47,537    7.99%     0.70%      7.87%
   Platinum Investor Survivor                             256    11.80        3,022    5.20%     0.40%      8.19%
   Platinum Investor Survivor II                        8,625    13.61      117,419    6.10%     0.75%      7.81%
VALIC Company I International Equities Fund
   AG Legacy Plus                                       9,194    11.65      107,097    1.25%     0.75%     22.14%
   Platinum Investor I & II                            63,701    14.94      951,862    1.50%     0.75%     22.14%
   Platinum Investor III                               87,669    12.94    1,134,020    1.58%     0.70%     22.20%
   Platinum Investor IV                                 4,262    14.14       60,257    2.11%     0.70%     22.20%
   Platinum Investor FlexDirector                         695    15.90       11,054    1.72%     0.70%     22.20%
   Platinum Investor PLUS                              11,740    16.94      198,841    1.59%     0.70%     22.20%
   Platinum Investor Survivor                          14,503    11.53      167,217    1.62%     0.40%     22.57%
   Platinum Investor Survivor II                        1,507    17.59       26,517    1.71%     0.75%     22.14%
   Platinum Investor VIP                                7,289    11.73       85,475    2.93%     0.70%     17.27%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                      19,582    15.64      306,276    0.46%     0.75%      9.15%
   Corporate America                                    5,475    17.12       93,748    0.54%     0.35%      9.59%
   Corporate America (reduced surrender charge)         4,478    13.72       61,432    0.54%     0.65%      9.26%
   Platinum Investor I & II                           350,008    23.19    8,116,965    0.48%     0.75%      9.15%
   Platinum Investor III                              413,935    15.25    6,312,099    0.48%     0.70%      9.21%
   Platinum Investor IV                                23,308    12.18      283,853    0.65%     0.70%      9.21%
   Platinum Investor FlexDirector                         419    13.22        5,539    0.88%     0.70%      9.21%
   Platinum Investor PLUS                              43,892    15.70      689,091    0.51%     0.70%      9.21%
   Platinum Investor Survivor                          61,023    17.09    1,042,738    0.49%     0.40%      9.54%
   Platinum Investor Survivor II                       35,204    17.11      602,297    0.55%     0.75%      9.15%

                                  VL-R - 126

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                   Investment
                                                                                     Income    Expense    Total
Divisions                                           Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                         --------- ---------- ----------- ---------- --------- ----------
VALIC Company I Mid Cap Index Fund - Continued
   Platinum Investor VIP                             14,211   $10.36   $   147,222     0.87%    0.70%      3.59%
   Platinum Investor VIP (with GMWB rider)              177    10.31         1,830     0.87%    1.45%      3.08%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                    16,295    11.14       181,446     3.96%    0.75%      3.84%
   Corporate America (reduced surrender charge)      38,636    10.63       410,658     5.40%    0.65%      3.94%
   Platinum Investor I & II                         681,680    12.27     8,366,230     4.97%    0.75%      3.84%
   Platinum Investor III                          1,178,024    11.06    13,032,151     6.84%    0.70%      3.89%
   Platinum Investor IV                              30,634    10.59       324,280     6.05%    0.70%      3.89%
   Platinum Investor FlexDirector                        17    10.61           179   907.96%    0.70%      3.89%
   Platinum Investor PLUS                            34,418    10.63       365,827     3.91%    0.70%      3.89%
   Platinum Investor Survivor                       192,818    11.65     2,245,828     5.41%    0.40%      4.20%
   Platinum Investor Survivor II                    481,493    10.64     5,124,182     4.48%    0.75%      3.84%
   Platinum Investor VIP                             52,469    10.34       542,527     2.99%    0.70%      3.40%
   Platinum Investor VIP (with GMWB rider)              441    10.29         4,538     2.99%    1.45%      2.88%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                         188,901     5.16       974,283     0.07%    0.75%      5.86%
   Platinum Investor III                            410,245     5.07     2,081,367     0.07%    0.70%      5.92%
   Platinum Investor IV                               3,678    11.26        41,405     0.11%    0.70%      5.92%
   Platinum Investor FlexDirector                        95    11.48         1,092     0.09%    0.70%      5.92%
   Platinum Investor PLUS                            17,060    14.55       248,157     0.08%    0.70%      5.92%
   Platinum Investor Survivor                         9,147     5.27        48,208     0.07%    0.40%      6.23%
   Platinum Investor Survivor II                     71,610    10.93       782,789     0.09%    0.75%      5.86%
   Platinum Investor VIP                                880    10.42         9,173     0.15%    0.70%      4.20%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                          57,061     4.26       242,800     0.00%    0.75%      5.06%
   Platinum Investor III                            195,015     4.22       823,789     0.00%    0.70%      5.11%
   Platinum Investor IV                               2,904    11.17        32,430     0.00%    0.70%      5.11%
   Platinum Investor FlexDirector                       106    10.74         1,140     0.00%    0.70%      5.11%
   Platinum Investor PLUS                             3,788    13.09        49,595     0.00%    0.70%      5.11%
   Platinum Investor Survivor                        11,405     4.35        49,586     0.00%    0.40%      5.43%
   Platinum Investor Survivor II                      2,616     9.82        25,682     0.00%    0.75%      5.06%
   Platinum Investor VIP                                338    10.27         3,471     0.00%    0.70%      2.70%
VALIC Company I Small Cap Index Fund
   Corporate America                                     --    16.45            --     0.65%    0.35%     17.65%
   Corporate America (reduced surrender charge)       2,443    13.88        33,899     0.65%    0.65%      1.02%
   Platinum Investor I & II                         126,100    16.05     2,024,385     0.37%    0.75%     17.18%
   Platinum Investor III                            213,978    15.82     3,385,593     0.36%    0.70%     17.24%
   Platinum Investor IV                              20,793    12.46       259,100     0.50%    0.70%     17.24%
   Platinum Investor FlexDirector                       952    13.32        12,683     0.66%    0.70%     17.24%
   Platinum Investor PLUS                            28,524    16.73       477,336     0.39%    0.70%     17.24%
   Platinum Investor Survivor                        11,854    16.40       194,454     0.38%    0.40%     17.59%
   Platinum Investor Survivor II                      8,722    17.98       156,826     0.47%    0.75%     17.18%
   Platinum Investor VIP                             12,113    10.78       130,611     0.69%    0.70%      7.83%
   Platinum Investor VIP (with GMWB rider)              169    10.73         1,815     0.69%    1.45%      7.29%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                    76,604     9.92       760,082     0.83%    0.75%     14.55%
   Corporate America                                  6,614    10.02        66,268     0.98%    0.35%     15.01%
   Corporate America (reduced surrender charge)       8,011    12.89       103,293     0.98%    0.65%     14.66%
   Platinum Investor I & II                       1,139,545    13.60    15,492,256     0.83%    0.75%     14.55%
   Platinum Investor III                          1,326,823    10.30    13,664,729     0.75%    0.70%     14.61%

                                  VL-R - 127

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2006 are as follows:

                                                                                     Investment
                                                                                       Income    Expense    Total
Divisions                                               Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                              ------- ---------- ---------- ---------- --------- ----------
VALIC Company I Stock Index Fund - Continued
   Platinum Investor IV                                 44,725   $11.95   $  534,307    1.23%     0.70%     14.61%
   Platinum Investor FlexDirector                       10,337    12.55      129,718    0.96%     0.70%     14.61%
   Platinum Investor PLUS                              109,880    14.11    1,550,729    0.88%     0.70%     14.61%
   Platinum Investor Survivor                          261,843    10.00    2,617,693    0.72%     0.40%     14.95%
   Platinum Investor Survivor II                        47,924    13.12      628,916    1.03%     0.75%     14.55%
   Platinum Investor VIP                                 6,880    11.09       76,321    1.53%     0.70%     10.94%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        9,986    13.60      135,776    4.69%     0.75%      2.57%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                            181,624    15.03    2,729,972    1.03%     0.75%     15.37%
   Platinum Investor III                               501,127    15.07    7,549,952    0.98%     0.70%     15.43%
   Platinum Investor IV                                 36,800    12.54      461,468    0.87%     0.70%     15.43%
   Platinum Investor FlexDirector                        1,089    13.65       14,856    1.41%     0.70%     15.43%
   Platinum Investor PLUS                               23,855    15.35      366,194    1.06%     0.70%     15.43%
   Platinum Investor Survivor                           34,840    15.28      532,301    0.90%     0.40%     15.77%
   Platinum Investor Survivor II                        24,347    15.03      365,949    1.43%     0.75%     15.37%
   Platinum Investor VIP                                 6,879    11.26       77,444    0.00%     0.70%     12.58%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   AG Legacy Plus                                       11,018     5.20       57,242    0.00%     0.75%      2.09%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)          6,015    11.33       68,129    3.16%     0.65%      7.57%
   Platinum Investor I & II                             62,165    13.99      869,391    7.62%     0.75%      7.46%
   Platinum Investor III                               216,582    14.11    3,055,522    7.69%     0.70%      7.52%
   Platinum Investor IV                                 24,390    10.90      265,743    5.81%     0.70%      7.52%
   Platinum Investor FlexDirector                          121    11.69        1,416    9.62%     0.70%      7.52%
   Platinum Investor PLUS                               28,223    13.57      382,889    7.12%     0.70%      7.52%
   Platinum Investor Survivor                           25,443    14.29      363,576    6.34%     0.40%      7.84%
   Platinum Investor Survivor II                         8,739    13.87      121,186    5.56%     0.75%      7.46%
   Platinum Investor VIP                                 5,014    10.60       53,164    0.00%     0.70%      6.03%
   Platinum Investor VIP (with GMWB rider)                   2    10.55           21    0.00%     1.45%      5.50%
Vanguard VIF REIT Index Portfolio
   Corporate America                                       668    33.12       22,132    1.09%     0.35%     34.46%
   Corporate America (reduced surrender charge)          6,565    17.25      113,228    1.09%     0.65%     34.06%
   Platinum Investor I & II                            103,667    32.32    3,350,190    1.98%     0.75%     33.92%
   Platinum Investor III                               293,212    32.36    9,488,562    1.95%     0.70%     33.99%
   Platinum Investor IV                                 52,457    15.48      811,986    1.70%     0.70%     33.99%
   Platinum Investor FlexDirector                        5,996    18.01      107,994    2.01%     0.70%     33.99%
   Platinum Investor PLUS                               64,510    24.34    1,570,440    1.80%     0.70%     33.99%
   Platinum Investor Survivor                           20,454    33.02      675,402    2.23%     0.40%     34.39%
   Platinum Investor Survivor II                        26,865    28.16      756,516    1.96%     0.75%     33.92%
   Platinum Investor VIP                                18,069    12.15      219,598    0.00%     0.70%     21.54%
   Platinum Investor VIP (with GMWB rider)                 515    12.09        6,223    0.00%     1.45%     20.93%

                                  VL-R - 128

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                   ------- ---------- ---------- ---------- --------- ----------
AIM V.I. International Growth Fund - Series I
   AG Legacy Plus                                            32,768   $ 9.41   $  308,334    0.74%     0.75%     17.05%
   Corporate America                                          4,331     9.15       39,611    0.62%     0.35%     17.52%
   Corporate America (reduced surrender charge)               1,888    13.67       25,808    0.62%     0.65%     17.17%
   Platinum Investor I & II                                 303,611    13.02    3,953,631    0.64%     0.75%     17.05%
   Platinum Investor III                                    242,577    10.94    2,653,921    0.57%     0.70%     17.11%
   Platinum Investor IV                                      10,946    11.63      127,267    1.11%     0.70%     16.27%
   Platinum Investor FlexDirector                                82    13.42        1,100    1.25%     0.70%     17.11%
   Platinum Investor PLUS                                    15,378    15.14      232,771    0.78%     0.70%     17.11%
   Platinum Investor Survivor                                49,996     9.13      456,490    0.57%     0.40%     17.46%
   Platinum Investor Survivor II                              2,093    15.85       33,174    0.16%     0.75%     17.05%
AIM V.I. Premier Equity Fund - Series I
   Corporate America                                          5,660     6.57       37,172    0.84%     0.35%      5.29%
   Platinum Investor I & II                                 763,942    10.42    7,961,692    0.81%     0.75%      4.87%
   Platinum Investor III                                    483,611     7.75    3,749,782    0.84%     0.70%      4.92%
   Platinum Investor IV                                       6,207    10.54       65,390    1.48%     0.70%      5.36%
   Platinum Investor FlexDirector                               389    10.70        4,164    0.56%     0.70%      4.92%
   Platinum Investor PLUS                                    19,332    11.25      217,528    0.90%     0.70%      4.92%
   Platinum Investor Survivor                               108,351     6.56      710,371    0.82%     0.40%      5.23%
   Platinum Investor Survivor II                              8,346     9.69       80,911    0.91%     0.75%      4.87%
Alger American Leveraged AllCap Portfolio - Class O Shares
   Platinum Investor I & II                                   7,478    14.69      109,883    0.00%     0.75%     13.59%
   Platinum Investor III                                     48,147    14.71      708,454    0.00%     0.70%     13.65%
   Platinum Investor IV                                       5,386    11.58       62,390    0.00%     0.70%     15.84%
   Platinum Investor FlexDirector                                87    11.60        1,008    0.00%     0.70%     13.65%
   Platinum Investor PLUS                                    11,227    14.71      165,196    0.00%     0.70%     13.65%
   Platinum Investor Survivor                                   158    14.83        2,338    0.00%     0.40%     13.99%
   Platinum Investor Survivor II                                193    14.69        2,842    0.00%     0.75%     13.59%
Alger American MidCap Growth Portfolio - Class O Shares
   Corporate America (reduced surrender charge)               1,173    12.43       14,580    0.00%     0.65%      9.11%
   Platinum Investor I & II                                   8,794    16.60      145,966    0.00%     0.75%      9.01%
   Platinum Investor III                                     59,995    16.62      997,163    0.00%     0.70%      9.06%
   Platinum Investor IV                                       4,283    11.00       47,112    0.00%     0.70%     10.00%
   Platinum Investor FlexDirector                             6,595    11.60       76,513    0.00%     0.70%      9.06%
   Platinum Investor PLUS                                     8,153    16.62      135,516    0.00%     0.70%      9.06%
   Platinum Investor Survivor                                   945    16.75       15,837    0.00%     0.40%      9.39%
   Platinum Investor Survivor II                              2,178    16.60       36,145    0.00%     0.75%      9.01%
American Century VP Value Fund - Class I
   AG Legacy Plus                                            29,373    17.55      515,430    0.91%     0.75%      4.25%
   Corporate America                                          2,515    16.18       40,705    0.53%     0.35%      4.67%
   Corporate America (reduced surrender charge)               7,554    11.21       84,683    0.53%     0.65%      4.35%
   Platinum Investor I & II                                 263,440    15.85    4,176,032    0.88%     0.75%      4.25%
   Platinum Investor III                                    503,096    15.77    7,932,245    0.77%     0.70%      4.30%
   Platinum Investor IV                                      24,188    10.37      250,785    0.00%     0.70%      3.68%
   Platinum Investor FlexDirector                                47    11.29          530    0.76%     0.70%      4.30%
   Platinum Investor PLUS                                    54,262    13.36      724,814    0.81%     0.70%      4.30%
   Platinum Investor Survivor                                22,479    16.14      362,826    0.65%     0.40%      4.62%
   Platinum Investor Survivor II                             61,884    13.96      864,131    0.88%     0.75%      4.25%
Credit Suisse Small Cap Growth Portfolio
   Platinum Investor I & II                                  38,413     7.90      303,486    0.00%     0.75%     -3.40%
   Platinum Investor III                                    122,544     7.74      948,802    0.00%     0.70%     -3.36%

                                  VL-R - 129

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                            Investment
                                                                                              Income    Expense    Total
Divisions                                                    Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                  --------- ---------- ----------- ---------- --------- ----------
Credit Suisse Small Cap Growth Portfolio - Continued
   Platinum Investor IV                                        2,716   $ 9.89   $    26,872    0.00%     0.70%     -1.07%
   Platinum Investor FlexDirector                              5,715     9.79        55,969    0.00%     0.70%     -3.36%
   Platinum Investor PLUS                                     10,800    12.36       133,478    0.00%     0.70%     -3.36%
   Platinum Investor Survivor                                  3,169     8.04        25,490    0.00%     0.40%     -3.07%
   Platinum Investor Survivor II                               1,787    11.71        20,923    0.00%     0.75%     -3.40%
Dreyfus IP MidCap Stock Portfolio - Initial Shares
   Platinum Investor I & II                                   77,491    13.17     1,020,785    0.04%     0.75%      8.36%
   Platinum Investor III                                     226,387    12.96     2,934,707    0.03%     0.70%      8.41%
   Platinum Investor IV                                        4,649    10.88        50,588    0.00%     0.70%      8.81%
   Platinum Investor FlexDirector                                  1    11.78            12    0.00%     0.70%      8.41%
   Platinum Investor PLUS                                     20,845    13.61       283,805    0.03%     0.70%      8.41%
   Platinum Investor Survivor                                 14,773    13.41       198,157    0.03%     0.40%      8.74%
   Platinum Investor Survivor II                               8,917    14.91       132,916    0.03%     0.75%      8.36%
Dreyfus VIF Developing Leaders Portfolio - Initial Shares
   Corporate America                                           5,611    12.14        68,140    0.00%     0.35%      5.43%
   Corporate America (reduced surrender charge)                  829    11.39         9,438    0.00%     0.65%      5.12%
   Platinum Investor I & II                                  352,535    14.61     5,151,944    0.00%     0.75%      5.01%
   Platinum Investor III                                     448,236    11.26     5,049,247    0.00%     0.70%      5.06%
   Platinum Investor IV                                        4,825    10.72        51,735    0.00%     0.70%      7.22%
   Platinum Investor FlexDirector                                503    10.68         5,372    0.00%     0.70%      5.06%
   Platinum Investor PLUS                                     32,044    12.16       389,665    0.00%     0.70%      5.06%
   Platinum Investor Survivor                                 60,276    12.12       730,742    0.00%     0.40%      5.38%
   Platinum Investor Survivor II                              31,277    13.21       413,095    0.00%     0.75%      5.01%
Dreyfus VIF Quality Bond Portfolio - Initial Shares
   Corporate America                                           2,486    13.64        33,915    3.56%     0.35%      2.12%
   Corporate America (reduced surrender charge)                4,157    10.41        43,253    3.56%     0.65%      1.82%
   Platinum Investor I & II                                  295,506    13.56     4,006,889    3.56%     0.75%      1.71%
   Platinum Investor III                                     259,417    12.85     3,333,169    3.74%     0.70%      1.77%
   Platinum Investor IV                                        7,153    10.09        72,187    2.51%     0.70%      0.92%
   Platinum Investor PLUS                                     21,599    11.39       246,034    3.61%     0.70%      1.77%
   Platinum Investor Survivor                                 18,197    13.62       247,796    3.28%     0.40%      2.07%
   Platinum Investor Survivor II                               9,733    11.43       111,254    3.54%     0.75%      1.71%
Fidelity VIP Asset Manager Portfolio - Service Class 2
   AG Legacy Plus                                             17,804    11.01       196,081    2.63%     0.75%      3.01%
   Platinum Investor I & II                                  172,041    10.48     1,803,598    2.65%     0.75%      3.01%
   Platinum Investor III                                     248,098    10.47     2,596,756    2.24%     0.70%      3.06%
   Platinum Investor IV                                        3,301    10.30        34,007    0.00%     0.70%      3.01%
   Platinum Investor FlexDirector                                729    10.47         7,634    0.00%     0.70%      3.06%
   Platinum Investor PLUS                                     24,645    11.97       294,879    2.20%     0.70%      3.06%
   Platinum Investor Survivor                                 10,120    10.67       108,029    2.38%     0.40%      3.37%
   Platinum Investor Survivor II                              12,871    11.68       150,292    2.21%     0.75%      3.01%
Fidelity VIP Contrafund Portfolio - Service Class 2
   AG Legacy Plus                                             41,343    14.36       593,539    0.12%     0.75%     15.78%
   Corporate America                                           2,464    12.85        31,663    0.09%     0.35%     16.24%
   Corporate America (reduced surrender charge)                4,208    12.76        53,697    0.09%     0.65%     15.89%
   Platinum Investor I & II                                  433,714    12.59     5,458,933    0.13%     0.75%     15.78%
   Platinum Investor III                                   1,174,986    12.43    14,603,155    0.12%     0.70%     15.84%
   Platinum Investor IV                                       34,820    11.46       398,996    0.00%     0.70%     14.59%
   Platinum Investor FlexDirector                              5,556    12.69        70,488    0.04%     0.70%     15.84%
   Platinum Investor PLUS                                    141,910    14.87     2,110,564    0.10%     0.70%     15.84%

                                  VL-R - 130

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                                  Investment
                                                                                                    Income    Expense    Total
Divisions                                                          Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                        --------- ---------- ----------- ---------- --------- ----------
Fidelity VIP Contrafund Portfolio - Service Class 2 - Continued
   Platinum Investor Survivor                                       89,331   $12.82   $ 1,144,849    0.12%     0.40%     16.18%
   Platinum Investor Survivor II                                    58,221    15.67       912,410    0.12%     0.75%     15.78%
Fidelity VIP Equity-Income Portfolio - Service Class 2
   AG Legacy Plus                                                   57,321    11.55       662,077    1.48%     0.75%      4.78%
   Corporate America                                                 4,719    11.92        56,248    1.58%     0.35%      5.20%
   Corporate America (reduced surrender charge)                     13,635    11.34       154,584    1.58%     0.65%      4.89%
   Platinum Investor I & II                                        298,694    11.68     3,487,648    1.57%     0.75%      4.78%
   Platinum Investor III                                           849,719    11.70     9,940,258    1.25%     0.70%      4.84%
   Platinum Investor IV                                             20,666    10.47       216,404    0.00%     0.70%      4.72%
   Platinum Investor FlexDirector                                    1,283    11.14        14,285    0.78%     0.70%      4.84%
   Platinum Investor PLUS                                           72,117    12.60       908,410    1.23%     0.70%      4.84%
   Platinum Investor Survivor                                       87,502    11.89     1,040,329    1.61%     0.40%      5.15%
   Platinum Investor Survivor II                                    58,352    12.77       745,340    1.35%     0.75%      4.78%
Fidelity VIP Growth Portfolio - Service Class 2
   AG Legacy Plus                                                   26,555     8.50       225,771    0.27%     0.75%      4.72%
   Corporate America                                                    --     7.26            --    0.22%     0.35%      5.13%
   Corporate America (reduced surrender charge)                      8,299    11.22        93,130    0.22%     0.65%      4.82%
   Platinum Investor I & II                                        229,431     7.11     1,631,987    0.33%     0.75%      4.72%
   Platinum Investor III                                         1,144,468     7.05     8,071,149    0.25%     0.70%      4.77%
   Platinum Investor IV                                             17,717    10.62       188,184    0.00%     0.70%      6.22%
   Platinum Investor FlexDirector                                    4,788    10.21        48,901    0.33%     0.70%      4.77%
   Platinum Investor PLUS                                          103,309    11.35     1,172,519    0.24%     0.70%      4.77%
   Platinum Investor Survivor                                       66,757     7.24       483,521    0.28%     0.40%      5.08%
   Platinum Investor Survivor II                                    41,498    10.09       418,570    0.20%     0.75%      4.72%
Fidelity VIP Mid Cap Portfolio - Service Class 2
   Corporate America (reduced surrender charge)                     12,662    13.49       170,834    0.00%     0.65%     17.25%
   Platinum Investor I & II                                          9,968    20.29       202,196    0.00%     0.75%     17.14%
   Platinum Investor III                                           188,760    20.31     3,834,116    0.00%     0.70%     17.19%
   Platinum Investor IV                                             15,896    11.54       183,376    0.00%     0.70%     15.36%
   Platinum Investor FlexDirector                                      523    13.58         7,105    0.00%     0.70%     17.19%
   Platinum Investor PLUS                                           10,265    20.31       208,499    0.00%     0.70%     17.19%
   Platinum Investor Survivor                                       13,668    20.48       279,857    0.00%     0.40%     17.55%
   Platinum Investor Survivor II                                     6,476    20.29       131,373    0.00%     0.75%     17.14%
Franklin Templeton Franklin Small Cap Value Securities Fund
  - Class 2
   Corporate America (reduced surrender charge)                      3,208    12.20        39,130    0.24%     0.65%      8.06%
   Platinum Investor I & II                                         14,598    17.60       256,872    1.00%     0.75%      7.96%
   Platinum Investor III                                           180,608    17.62     3,182,234    1.09%     0.70%      8.01%
   Platinum Investor IV                                             15,977    10.69       170,753    0.31%     0.70%      6.87%
   Platinum Investor FlexDirector                                      297    12.59         3,742    0.50%     0.70%      8.01%
   Platinum Investor PLUS                                           22,076    17.62       388,964    0.77%     0.70%      8.01%
   Platinum Investor Survivor                                       15,477    17.76       274,888    1.40%     0.40%      8.33%
   Platinum Investor Survivor II                                     8,288    17.60       145,839    2.06%     0.75%      7.96%
Franklin Templeton Franklin Small-Mid Cap Growth Securities
  Fund - Class 2 *
   AG Legacy Plus                                                   18,250     7.29       133,093    0.00%     0.75%      4.01%
Franklin Templeton Franklin U.S. Government Fund - Class 2
   Platinum Investor I & II                                         28,583    11.57       330,815   12.95%     0.75%      1.64%
   Platinum Investor III                                         1,055,949    11.60    12,246,014    4.54%     0.70%      1.69%
   Platinum Investor IV                                              4,565    10.11        46,137    1.46%     0.70%      1.07%
   Platinum Investor PLUS                                           40,074    11.22       449,553    4.28%     0.70%      1.69%
   Platinum Investor Survivor                                        9,591    11.74       112,573   10.64%     0.40%      2.00%

                                  VL-R - 131

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                              Investment
                                                                                                Income    Expense    Total
Divisions                                                        Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                       ------- ---------- ---------- ---------- --------- ----------
Franklin Templeton Franklin U.S. Government Fund - Class 2 -
  Continued
   Platinum Investor Survivor II                                 16,286   $11.57   $  188,498    8.18%     0.75%      1.64%
Franklin Templeton Mutual Shares Securities Fund - Class 2
   Platinum Investor I & II                                     100,052    13.35    1,335,396    1.14%     0.75%      9.73%
   Platinum Investor III                                        551,644    13.37    7,377,455    0.88%     0.70%      9.79%
   Platinum Investor IV                                           9,575    10.94      104,772    0.51%     0.70%      9.42%
   Platinum Investor FlexDirector                                 3,626    11.78       42,710    1.46%     0.70%      9.79%
   Platinum Investor PLUS                                        30,917    13.15      406,562    0.86%     0.70%      9.79%
   Platinum Investor Survivor                                     2,657    13.53       35,958    0.69%     0.40%     10.11%
   Platinum Investor Survivor II                                  5,450    13.35       72,744    1.41%     0.75%      9.73%
Franklin Templeton Templeton Foreign Securities Fund - Class 2
   AG Legacy Plus                                                17,097    10.85      185,470    1.12%     0.75%      9.35%
   Platinum Investor I & II                                      92,614    13.58    1,257,319    1.17%     0.75%      9.35%
   Platinum Investor III                                        633,011    13.60    8,610,818    1.10%     0.70%      9.40%
   Platinum Investor IV                                          13,779    10.86      149,627    0.31%     0.70%      8.59%
   Platinum Investor FlexDirector                                 1,842    12.15       22,381    1.41%     0.70%      9.40%
   Platinum Investor PLUS                                        26,178    13.15      344,295    1.12%     0.70%      9.40%
   Platinum Investor Survivor                                     5,751    13.77       79,176    0.48%     0.40%      9.73%
   Platinum Investor Survivor II                                 53,115    13.58      721,076    0.99%     0.75%      9.35%
Goldman Sachs VIT Capital Growth Fund - Institutional Shares
   Platinum Investor I & II                                      13,281     9.46      125,593    0.15%     0.75%      2.17%
   Platinum Investor III                                         12,698     9.48      120,387    0.14%     0.70%      2.23%
   Platinum Investor PLUS                                           112    11.58        1,294    0.15%     0.70%      2.23%
   Platinum Investor Survivor                                   667,804     9.63    6,428,556    0.15%     0.40%      2.53%
   Platinum Investor Survivor II                                170,190    10.05    1,710,032    0.14%     0.75%      2.17%
Janus Aspen International Growth Portfolio - Service Shares
   Corporate America                                                 --    10.55           --    1.45%     0.35%     31.48%
   Platinum Investor I & II                                     117,254    10.33    1,211,612    1.05%     0.75%     30.96%
   Platinum Investor III                                        259,706    10.27    2,666,639    1.01%     0.70%     31.02%
   Platinum Investor IV                                          10,054    12.91      129,774    1.05%     0.70%     29.07%
   Platinum Investor FlexDirector                                14,209    14.25      202,421    1.04%     0.70%     31.02%
   Platinum Investor PLUS                                        21,316    16.45      350,743    0.92%     0.70%     31.02%
   Platinum Investor Survivor                                    37,349    10.52      392,972    1.12%     0.40%     31.41%
   Platinum Investor Survivor II                                  6,116    16.24       99,349    1.05%     0.75%     30.96%
Janus Aspen Mid Cap Growth Portfolio - Service Shares
   Corporate America                                                316     6.03        1,902    0.00%     0.35%     11.64%
   Platinum Investor I & II                                      75,195     5.90      443,960    0.00%     0.75%     11.19%
   Platinum Investor III                                        390,008     5.76    2,247,637    0.00%     0.70%     11.25%
   Platinum Investor IV                                           1,687    11.18       18,865    0.00%     0.70%     11.83%
   Platinum Investor PLUS                                        10,625    15.06      160,004    0.00%     0.70%     11.25%
   Platinum Investor Survivor                                     8,892     6.01       53,459    0.00%     0.40%     11.58%
   Platinum Investor Survivor II                                  2,532    13.44       34,013    0.00%     0.75%     11.19%
Janus Aspen Worldwide Growth Portfolio - Service Shares
   Corporate America                                              2,714     6.95       18,860    1.51%     0.35%      5.20%
   Corporate America (reduced surrender charge)                   4,150    11.56       47,979    1.51%     0.65%      4.89%
   Platinum Investor I & II                                     108,684     6.81      739,710    1.15%     0.75%      4.78%
   Platinum Investor III                                        374,289     6.75    2,526,992    1.19%     0.70%      4.83%
   Platinum Investor IV                                           5,045    10.54       53,177    1.27%     0.70%      5.40%
   Platinum Investor PLUS                                        15,036    10.78      162,111    1.26%     0.70%      4.83%
   Platinum Investor Survivor                                    25,941     6.93      179,779    1.23%     0.40%      5.15%
   Platinum Investor Survivor II                                 25,510    10.32      263,280    0.88%     0.75%      4.78%

                                  VL-R - 132

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                    Investment
                                                                                      Income    Expense    Total
Divisions                                              Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                             ------- ---------- ---------- ---------- --------- ----------
JPMorgan Mid Cap Value Portfolio
   Platinum Investor I & II                             6,830   $16.11   $  110,019    0.26%     0.75%      8.40%
   Platinum Investor III                              200,737    16.13    3,237,786    0.29%     0.70%      8.45%
   Platinum Investor IV                                10,108    10.69      108,048    0.01%     0.70%      6.90%
   Platinum Investor PLUS                               8,871    16.13      143,086    0.17%     0.70%      8.45%
   Platinum Investor Survivor                          15,861    16.26      257,881    0.34%     0.40%      8.78%
   Platinum Investor Survivor II                       10,417    16.11      167,797    0.58%     0.75%      8.40%
JPMorgan Small Company Portfolio
   Platinum Investor I & II                            49,513    11.71      579,930    0.00%     0.75%      2.65%
   Platinum Investor III                              100,496    11.53    1,158,901    0.00%     0.70%      2.70%
   Platinum Investor IV                                 3,551    10.48       37,209    0.00%     0.70%      4.78%
   Platinum Investor FlexDirector                          59    12.44          739    0.00%     0.70%      2.70%
   Platinum Investor PLUS                               9,456    14.36      135,771    0.00%     0.70%      2.70%
   Platinum Investor Survivor                           1,678    11.93       20,009    0.00%     0.40%      3.00%
   Platinum Investor Survivor II                        4,940    15.05       74,351    0.00%     0.75%      2.65%
MFS VIT Capital Opportunities Series - Initial Class
   Corporate America                                       61     6.88          420    0.00%     0.35%      1.33%
   Platinum Investor I & II                           102,935     6.74      693,317    0.73%     0.75%      0.93%
   Platinum Investor III                              402,031     6.80    2,734,163    0.73%     0.70%      0.98%
   Platinum Investor IV                                 3,161    10.35       32,714    0.05%     0.70%      3.51%
   Platinum Investor FlexDirector                         343    10.68        3,664    0.50%     0.70%      0.98%
   Platinum Investor PLUS                              41,777    11.46      478,568    0.72%     0.70%      0.98%
   Platinum Investor Survivor                          32,045     6.86      219,779    0.78%     0.40%      1.28%
   Platinum Investor Survivor II                        3,440    10.43       35,883    0.73%     0.75%      0.93%
MFS VIT Emerging Growth Series - Initial Class
   AG Legacy Plus                                       9,979    11.62      115,986    0.00%     0.75%      8.38%
   Corporate America                                       --     5.38           --    0.00%     0.35%      8.81%
   Corporate America (reduced surrender charge)         1,688    12.34       20,834    0.00%     0.65%      8.48%
   Platinum Investor I & II                           633,175    11.32    7,165,076    0.00%     0.75%      8.38%
   Platinum Investor III                              679,181     5.99    4,071,476    0.00%     0.70%      8.43%
   Platinum Investor IV                                 4,405    11.14       49,067    0.00%     0.70%     11.38%
   Platinum Investor FlexDirector                         331    11.41        3,773    0.00%     0.70%      8.43%
   Platinum Investor PLUS                              37,583    12.62      474,425    0.00%     0.70%      8.43%
   Platinum Investor Survivor                         116,222     5.38      624,792    0.00%     0.40%      8.76%
   Platinum Investor Survivor II                        3,808    10.85       41,330    0.00%     0.75%      8.38%
MFS VIT New Discovery Series - Initial Class
   AG Legacy Plus                                      19,993     8.18      163,457    0.00%     0.75%      4.46%
   Corporate America                                    2,497     8.94       22,327    0.00%     0.35%      4.88%
   Platinum Investor I & II                            70,119     8.76      614,070    0.00%     0.75%      4.46%
   Platinum Investor III                              282,484     8.58    2,424,535    0.00%     0.70%      4.51%
   Platinum Investor IV                                 3,830    10.76       41,230    0.00%     0.70%      7.64%
   Platinum Investor FlexDirector                         409    10.40        4,250    0.00%     0.70%      4.51%
   Platinum Investor PLUS                              20,194    11.66      235,469    0.00%     0.70%      4.51%
   Platinum Investor Survivor                          11,787     8.92      105,111    0.00%     0.40%      4.83%
   Platinum Investor Survivor II                        8,801    11.23       98,842    0.00%     0.75%      4.46%
MFS VIT Research Series - Initial Class
   Corporate America                                       --     8.19           --    0.99%     0.35%      7.42%
   Corporate America (reduced surrender charge)            --    12.05           --    0.99%     0.65%      7.10%
   Platinum Investor I & II                            42,324     8.02      339,466    0.46%     0.75%      7.00%
   Platinum Investor III                              179,928     7.99    1,438,273    0.45%     0.70%      7.05%
   Platinum Investor IV                                 2,508    10.67       26,765    0.00%     0.70%      6.72%

                                  VL-R - 133

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                    Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                   ------- ---------- ---------- ---------- --------- ----------
MFS VIT Research Series - Initial Class - Continued
   Platinum Investor FlexDirector                               202   $11.52   $    2,326    0.31%     0.70%      7.05%
   Platinum Investor PLUS                                     8,867    12.63      112,031    0.45%     0.70%      7.05%
   Platinum Investor Survivor                                 9,890     8.17       80,775    0.49%     0.40%      7.37%
   Platinum Investor Survivor II                              6,637    11.76       78,081    0.41%     0.75%      7.00%
MFS VIT Total Return Series - Initial Class
   AG Legacy Plus                                           129,022     6.36      820,117    2.12%     0.75%      2.05%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
   Corporate America                                             --     7.37           --    0.00%     0.35%     13.34%
   Corporate America (reduced surrender charge)                 957    12.83       12,280    0.00%     0.65%     13.01%
   Platinum Investor I & II                                  59,320     7.22      428,152    0.00%     0.75%     12.89%
   Platinum Investor III                                    312,523     7.10    2,219,037    0.00%     0.70%     12.95%
   Platinum Investor IV                                       4,230    11.30       47,791    0.00%     0.70%     12.98%
   Platinum Investor FlexDirector                               536    12.49        6,690    0.00%     0.70%     12.95%
   Platinum Investor PLUS                                    38,696    13.24      512,286    0.00%     0.70%     12.95%
   Platinum Investor Survivor                                27,509     7.35      202,176    0.00%     0.40%     13.29%
   Platinum Investor Survivor II                             10,134    12.14      123,066    0.00%     0.75%     12.89%
Neuberger Berman AMT Partners Portfolio - Class I
   AG Legacy Plus                                             8,341    13.28      110,794    0.63%     0.75%     17.17%
Oppenheimer Balanced Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  12,083    13.38      161,680    1.82%     0.75%      3.11%
   Platinum Investor III                                     39,564    13.40      530,087    1.64%     0.70%      3.17%
   Platinum Investor IV                                      13,581    10.24      139,032    0.00%     0.70%      2.37%
   Platinum Investor FlexDirector                                33    10.92          355    0.00%     0.70%      3.17%
   Platinum Investor PLUS                                     4,273    13.40       57,255    0.64%     0.70%      3.17%
   Platinum Investor Survivor                                   433    13.51        5,853   15.63%     0.40%      3.48%
   Platinum Investor Survivor II                              4,026    13.38       53,866    1.66%     0.75%      3.11%
Oppenheimer Global Securities Fund/VA - Non-Service Shares
   Platinum Investor I & II                                  12,012    19.08      229,194    1.55%     0.75%     13.46%
   Platinum Investor III                                     89,885    19.11    1,717,343    0.82%     0.70%     13.51%
   Platinum Investor IV                                      14,555    11.60      168,845    0.00%     0.70%     16.01%
   Platinum Investor FlexDirector                                10    12.68          132    0.32%     0.70%     13.51%
   Platinum Investor PLUS                                     8,797    19.11      168,068    0.81%     0.70%     13.51%
   Platinum Investor Survivor                                 4,782    19.26       92,101    0.64%     0.40%     13.85%
   Platinum Investor Survivor II                              3,411    19.08       65,075    1.05%     0.75%     13.46%
Oppenheimer High Income Fund/VA - Non-Service Shares
   AG Legacy Plus                                             8,291    12.71      105,365    6.07%     0.75%      1.55%
PIMCO VIT Real Return Portfolio - Administrative Class
   AG Legacy Plus                                            39,631    14.19      562,357    2.58%     0.75%      1.33%
   Corporate America                                          2,227    15.78       35,144    2.82%     0.35%      1.74%
   Corporate America (reduced surrender charge)               5,843    10.46       61,112    2.82%     0.65%      1.43%
   Platinum Investor I & II                                 169,980    15.46    2,627,400    2.82%     0.75%      1.33%
   Platinum Investor III                                    472,070    15.53    7,330,772    2.58%     0.70%      1.38%
   Platinum Investor IV                                      13,415    10.03      134,583    2.25%     0.70%      0.32%
   Platinum Investor FlexDirector                               552    10.52        5,813    2.37%     0.70%      1.38%
   Platinum Investor PLUS                                    34,717    13.11      455,156    2.82%     0.70%      1.38%
   Platinum Investor Survivor                                50,322    15.74      792,015    2.53%     0.40%      1.69%
   Platinum Investor Survivor II                             25,695    13.28      341,190    2.44%     0.75%      1.33%
PIMCO VIT Short-Term Portfolio - Administrative Class
   Corporate America                                          1,293    11.54       14,927    2.65%     0.35%      2.14%
   Platinum Investor I & II                                 102,222    11.31    1,155,888    2.02%     0.75%      1.74%

                                  VL-R - 134

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                          Investment
                                                                                            Income    Expense    Total
Divisions                                                  Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                                --------- ---------- ----------- ---------- --------- ----------
PIMCO VIT Short-Term Portfolio - Administrative Class -
  Continued
   Platinum Investor III                                   222,854   $11.33   $ 2,524,319    2.79%     0.70%      1.79%
   Platinum Investor IV                                     12,215    10.16       124,159    2.60%     0.70%      1.64%
   Platinum Investor FlexDirector                            6,204    10.22        63,427    3.13%     0.70%      1.79%
   Platinum Investor PLUS                                   27,436    10.54       289,255    2.63%     0.70%      1.79%
   Platinum Investor Survivor                               32,107    11.51       369,672    2.64%     0.40%      2.09%
   Platinum Investor Survivor II                            29,438    10.63       313,034    2.73%     0.75%      1.74%
PIMCO VIT Total Return Portfolio - Administrative Class
   AG Legacy Plus                                           41,035    12.64       518,568    3.37%     0.75%      1.69%
   Corporate America                                            --    13.52            --    3.42%     0.35%      2.09%
   Corporate America (reduced surrender charge)              4,324    10.26        44,383    3.42%     0.65%      1.79%
   Platinum Investor I & II                                304,679    13.24     4,034,932    3.53%     0.75%      1.69%
   Platinum Investor III                                 1,208,514    13.32    16,098,999    4.27%     0.70%      1.74%
   Platinum Investor IV                                     22,535    10.12       228,029    2.96%     0.70%      1.19%
   Platinum Investor FlexDirector                            9,165    10.42        95,488    3.74%     0.70%      1.74%
   Platinum Investor PLUS                                   67,040    11.61       778,460    3.52%     0.70%      1.74%
   Platinum Investor Survivor                               97,859    13.48     1,319,594    4.43%     0.40%      2.04%
   Platinum Investor Survivor II                            93,995    11.71     1,101,055    4.68%     0.75%      1.69%
Pioneer Fund VCT Portfolio - Class I
   Platinum Investor I & II                                217,065    10.77     2,337,632    1.32%     0.75%      5.38%
   Platinum Investor III                                    54,104    10.77       582,964    1.29%     0.70%      5.43%
   Platinum Investor PLUS                                    1,048    10.77        11,287    1.32%     0.70%      5.43%
   Platinum Investor Survivor                               27,282    10.81       294,897    1.32%     0.40%      5.75%
   Platinum Investor Survivor II                               558    10.77         6,012    1.57%     0.75%      5.38%
Pioneer Growth Opportunities VCT Portfolio - Class I
   Corporate America                                         3,402    10.93        37,194    0.00%     0.35%      6.31%
   Platinum Investor I & II                                309,209    10.89     3,366,299    0.00%     0.75%      5.89%
   Platinum Investor III                                   135,246    10.89     1,473,170    0.00%     0.70%      5.94%
   Platinum Investor PLUS                                    5,652    10.89        61,565    0.00%     0.70%      5.94%
   Platinum Investor Survivor                               11,323    10.93       123,729    0.00%     0.40%      6.26%
   Platinum Investor Survivor II                            19,598    10.89       213,357    0.00%     0.75%      5.89%
Putnam VT Diversified Income Fund - Class IB
   AG Legacy Plus                                           13,413    14.03       188,182    7.19%     0.75%      2.28%
   Corporate America                                       453,182    14.39     6,519,762    6.70%     0.35%      2.69%
   Corporate America (reduced surrender charge)              8,287    10.63        88,056    6.70%     0.65%      2.38%
   Platinum Investor I & II                                 69,950    13.55       947,869    6.86%     0.75%      2.28%
   Platinum Investor III                                   165,340    14.52     2,401,485    4.20%     0.70%      2.33%
   Platinum Investor IV                                      4,050    10.11        40,950    0.00%     0.70%      1.10%
   Platinum Investor FlexDirector                              126    10.87         1,369    4.78%     0.70%      2.33%
   Platinum Investor PLUS                                    7,836    13.46       105,479    6.41%     0.70%      2.33%
   Platinum Investor Survivor                                9,432    14.36       135,474    1.64%     0.40%      2.64%
   Platinum Investor Survivor II                             1,832    13.82        25,327    8.15%     0.75%      2.28%
Putnam VT Growth and Income Fund - Class IB
   Corporate America                                       557,678    11.80     6,579,575    1.43%     0.35%      4.86%
   Corporate America (reduced surrender charge)             13,093    11.25       147,352    1.43%     0.65%      4.55%
   Platinum Investor I & II                                407,918    12.17     4,966,360    1.59%     0.75%      4.44%
   Platinum Investor III                                   559,533    11.00     6,155,601    1.47%     0.70%      4.50%
   Platinum Investor IV                                     18,263    10.39       189,737    0.00%     0.70%      3.89%
   Platinum Investor FlexDirector                           11,478    11.03       126,565    1.38%     0.70%      4.50%
   Platinum Investor PLUS                                   33,887    12.31       417,233    1.43%     0.70%      4.50%
   Platinum Investor Survivor                               63,377    11.78       746,490    1.71%     0.40%      4.81%

                                  VL-R - 135

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                         Investment
                                                                                           Income    Expense    Total
Divisions                                                   Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                  ------- ---------- ---------- ---------- --------- ----------
Putnam VT Growth and Income Fund - Class IB - Continued
   Platinum Investor Survivor II                             5,634   $12.07   $   68,027    1.72%     0.75%      4.44%
Putnam VT International Growth and Income Fund - Class IB
   Corporate America                                            --    12.61           --    1.54%     0.35%     13.70%
   Corporate America (reduced surrender charge)                246    13.04        3,212    1.54%     0.65%     13.36%
   Platinum Investor I & II                                175,186    14.58    2,554,483    0.85%     0.75%     13.25%
   Platinum Investor III                                   176,714    12.91    2,282,174    1.21%     0.70%     13.31%
   Platinum Investor IV                                      8,958    11.32      101,365    0.00%     0.70%     13.15%
   Platinum Investor FlexDirector                              187    12.81        2,390    0.55%     0.70%     13.31%
   Platinum Investor PLUS                                   12,489    15.18      189,541    0.70%     0.70%     13.31%
   Platinum Investor Survivor                               34,596    12.59      435,400    0.87%     0.40%     13.65%
   Platinum Investor Survivor II                             8,453    16.48      139,346    0.78%     0.75%     13.25%
Putnam VT Small Cap Value Fund - Class IB
   AG Legacy Plus                                           19,801    21.04      416,707    0.19%     0.75%      6.23%
Putnam VT Vista Fund - Class IB
   AG Legacy Plus                                           16,995     6.19      105,252    0.00%     0.75%     11.31%
Putnam VT Voyager Fund - Class IB
   AG Legacy Plus                                           66,242     6.04      399,942    0.59%     0.75%      4.91%
Scudder VIT Equity 500 Index Fund - Class A
   Legacy Plus                                                  --    10.55           --    2.93%     0.75%      3.90%
SunAmerica Aggressive Growth Portfolio - Class 1
   Platinum Investor I & II                                 21,479    12.49      268,304    0.00%     0.75%      7.93%
   Platinum Investor III                                    43,699    12.51      546,865    0.00%     0.70%      7.98%
   Platinum Investor IV                                      3,453    10.62       36,675    0.00%     0.70%      6.20%
   Platinum Investor PLUS                                    8,418    13.29      111,874    0.00%     0.70%      7.98%
   Platinum Investor Survivor                                  888    12.65       11,239    0.00%     0.40%      8.30%
   Platinum Investor Survivor II                               647    12.49        8,085    0.00%     0.75%      7.93%
SunAmerica - SunAmerica Balanced Portfolio - Class 1
   Platinum Investor I & II                                    725    10.84        7,860    3.86%     0.75%      1.14%
   Platinum Investor III                                    64,701    10.86      702,653    2.66%     0.70%      1.19%
   Platinum Investor IV                                      4,063    10.12       41,111    3.69%     0.70%      1.17%
   Platinum Investor PLUS                                   17,524    11.20      196,315    2.60%     0.70%      1.19%
   Platinum Investor Survivor II                             1,541    10.84       16,703    2.73%     0.75%      1.14%
UIF Equity Growth Portfolio - Class I Shares
   Platinum Investor I & II                                278,116    11.79    3,279,112    0.47%     0.75%     14.85%
   Platinum Investor III                                    88,812     7.92      703,309    0.46%     0.70%     14.90%
   Platinum Investor IV                                      1,164    11.87       13,815    0.31%     0.70%     18.72%
   Platinum Investor PLUS                                    4,916    12.61       61,991    0.46%     0.70%     14.90%
   Platinum Investor Survivor                               21,789     7.58      165,054    0.46%     0.40%     15.25%
   Platinum Investor Survivor II                               336    11.13        3,735    0.45%     0.75%     14.85%
UIF High Yield Portfolio - Class I Shares
   Platinum Investor I & II                                 81,303    11.17      908,279    7.18%     0.75%      0.30%
   Platinum Investor III                                    28,540    11.59      330,786    7.30%     0.70%      0.35%
   Platinum Investor IV                                        798     9.99        7,976    1.87%     0.70%     -0.11%
   Platinum Investor FlexDirector                            2,432    10.83       26,347    7.68%     0.70%      0.35%
   Platinum Investor PLUS                                    3,164    12.94       40,952    7.87%     0.70%      0.35%
   Platinum Investor Survivor                               72,980    10.90      795,784   12.17%     0.40%      0.65%
   Platinum Investor Survivor II                             5,458    12.63       68,916    6.29%     0.75%      0.30%
VALIC Company I International Equities Fund
   AG Legacy Plus                                           14,963     9.54      142,691    1.63%     0.75%     16.11%
   Platinum Investor I & II                                 73,508    12.23      899,274    1.66%     0.75%     16.11%

                                  VL-R - 136

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                                 Units  Unit Value Net Assets Ratio (a)  Ratio (b) Return (c)
---------                                                ------- ---------- ---------- ---------- --------- ----------
VALIC Company I International Equities Fund - Continued
   Platinum Investor III                                  90,430   $10.59   $  957,210    1.75%     0.70%     16.17%
   Platinum Investor IV                                    1,971    11.57       22,799    1.26%     0.70%     15.68%
   Platinum Investor FlexDirector                            605    13.01        7,871    1.23%     0.70%     16.17%
   Platinum Investor PLUS                                 11,992    13.86      166,203    1.55%     0.70%     16.17%
   Platinum Investor Survivor                             14,245     9.41      133,999    1.75%     0.40%     16.52%
   Platinum Investor Survivor II                           1,326    14.40       19,100    1.73%     0.75%     16.11%
VALIC Company I Mid Cap Index Fund
   AG Legacy Plus                                         22,947    14.33      328,807    0.93%     0.75%     11.36%
   Corporate America                                       5,967    15.63       93,231    0.97%     0.35%     11.81%
   Corporate America (reduced surrender charge)            2,099    12.56       26,356    0.97%     0.65%     11.47%
   Platinum Investor I & II                              375,993    21.25    7,988,267    0.98%     0.75%     11.36%
   Platinum Investor III                                 435,960    13.96    6,087,361    0.98%     0.70%     11.42%
   Platinum Investor IV                                   10,165    11.15      113,354    0.72%     0.70%     11.51%
   Platinum Investor FlexDirector                             37    12.10          451    0.70%     0.70%     11.42%
   Platinum Investor PLUS                                 41,815    14.38      601,133    0.94%     0.70%     11.42%
   Platinum Investor Survivor                             62,602    15.60      976,586    0.99%     0.40%     11.75%
   Platinum Investor Survivor II                          28,083    15.67      440,177    0.94%     0.75%     11.36%
VALIC Company I Money Market I Fund
   AG Legacy Plus                                         28,169    10.72      302,068    3.28%     0.75%      1.96%
   Corporate America                                          --    11.20           --    1.17%     0.35%      2.37%
   Corporate America (reduced surrender charge)            5,751    10.23       58,803    1.17%     0.65%      2.06%
   Legacy Plus                                                --    11.29           --    3.50%     0.75%      1.96%
   Platinum Investor I & II                              753,360    11.82    8,904,036    2.58%     0.75%      1.96%
   Platinum Investor III                                 739,009    10.65    7,869,198    2.87%     0.70%      2.01%
   Platinum Investor IV                                   34,550    10.19      352,032    3.79%     0.70%      1.89%
   Platinum Investor FlexDirector                             --    10.22           --    0.79%     0.70%      2.01%
   Platinum Investor PLUS                                 38,373    10.23      392,587    3.01%     0.70%      2.01%
   Platinum Investor Survivor                            161,850    11.18    1,809,085    3.05%     0.40%      2.32%
   Platinum Investor Survivor II                         474,926    10.25    4,867,384    2.82%     0.75%      1.96%
VALIC Company I Nasdaq-100 Index Fund
   Platinum Investor I & II                              208,009     4.87    1,013,403    0.13%     0.75%      0.49%
   Platinum Investor III                                 500,610     4.79    2,397,938    0.13%     0.70%      0.54%
   Platinum Investor IV                                    1,478    10.63       15,709    0.08%     0.70%      6.28%
   Platinum Investor FlexDirector                             72    10.84          785    0.10%     0.70%      0.54%
   Platinum Investor PLUS                                 16,202    13.73      222,513    0.14%     0.70%      0.54%
   Platinum Investor Survivor                             12,264     4.96       60,838    0.08%     0.40%      0.84%
   Platinum Investor Survivor II                          52,347    10.33      540,517    0.14%     0.75%      0.49%
VALIC Company I Science & Technology Fund
   Platinum Investor I & II                               74,475     4.05      301,637    0.00%     0.75%      2.56%
   Platinum Investor III                                 200,266     4.02      804,835    0.00%     0.70%      2.61%
   Platinum Investor IV                                    1,452    10.62       15,422    0.00%     0.70%      6.23%
   Platinum Investor FlexDirector                             77    10.22          786    0.00%     0.70%      2.61%
   Platinum Investor PLUS                                  3,768    12.46       46,935    0.00%     0.70%      2.61%
   Platinum Investor Survivor                             17,472     4.12       72,057    0.00%     0.40%      2.92%
   Platinum Investor Survivor II                           1,543     9.34       14,413    0.00%     0.75%      2.56%
VALIC Company I Small Cap Index Fund
   Corporate America                                         211    13.99        2,943    0.95%     0.35%      3.90%
   Platinum Investor I & II                              132,028    13.70    1,808,759    0.88%     0.75%      3.49%
   Platinum Investor III                                 231,947    13.50    3,130,218    0.93%     0.70%      3.54%
   Platinum Investor IV                                    8,875    10.63       94,331    0.68%     0.70%      6.28%

                                  VL-R - 137

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the year ended December 31, 2005 are as follows:

                                                                                       Investment
                                                                                         Income    Expense    Total
Divisions                                               Units   Unit Value Net Assets  Ratio (a)  Ratio (b) Return (c)
---------                                             --------- ---------- ----------- ---------- --------- ----------
VALIC Company I Small Cap Index Fund - Continued
   Platinum Investor FlexDirector                            86   $11.36   $       979    0.74%     0.70%      3.54%
   Platinum Investor PLUS                                26,561    14.27       379,123    0.77%     0.70%      3.54%
   Platinum Investor Survivor                            12,269    13.95       171,149    0.92%     0.40%      3.85%
   Platinum Investor Survivor II                          4,667    15.34        71,610    1.03%     0.75%      3.49%
VALIC Company I Stock Index Fund
   AG Legacy Plus                                        85,120     8.66       737,309    1.38%     0.75%      3.78%
   Corporate America                                      6,813     8.71        59,349    1.48%     0.35%      4.20%
   Corporate America (reduced surrender charge)           4,844    11.25        54,477    1.48%     0.65%      3.88%
   Platinum Investor I & II                           1,273,723    11.87    15,117,163    1.47%     0.75%      3.78%
   Platinum Investor III                              1,790,096     8.99    16,086,446    1.49%     0.70%      3.83%
   Platinum Investor IV                                  15,431    10.42       160,853    1.03%     0.70%      4.24%
   Platinum Investor FlexDirector                         8,262    10.95        90,468    1.38%     0.70%      3.83%
   Platinum Investor PLUS                               107,062    12.31     1,318,403    1.54%     0.70%      3.83%
   Platinum Investor Survivor                           377,870     8.70     3,286,369    1.46%     0.40%      4.14%
   Platinum Investor Survivor II                         32,344    11.46       370,556    1.75%     0.75%      3.78%
Van Kampen LIT Emerging Growth Portfolio - Class I
   AG Legacy Plus                                        11,386     5.09        57,942    0.25%     0.75%      7.13%
Van Kampen LIT Government Portfolio - Class I
   AG Legacy Plus                                        12,089    13.26       160,256    4.10%     0.75%      2.77%
Van Kampen LIT Growth and Income Portfolio - Class I
   Platinum Investor I & II                             256,301    13.03     3,339,226    0.86%     0.75%      9.17%
   Platinum Investor III                                426,793    13.05     5,570,693    1.38%     0.70%      9.22%
   Platinum Investor IV                                  18,660    10.86       202,726    0.00%     0.70%      8.64%
   Platinum Investor FlexDirector                           615    11.82         7,272    1.89%     0.70%      9.22%
   Platinum Investor PLUS                                21,097    13.30       280,565    0.99%     0.70%      9.22%
   Platinum Investor Survivor                            32,202    13.20       424,960    1.50%     0.40%      9.55%
   Platinum Investor Survivor II                         16,415    13.03       213,863    0.59%     0.75%      9.17%
Vanguard VIF High Yield Bond Portfolio
   Corporate America (reduced surrender charge)           1,604    10.53        16,886    0.00%     0.65%      2.09%
   Platinum Investor I & II                              84,057    13.01     1,093,916    8.12%     0.75%      1.99%
   Platinum Investor III                                257,084    13.12     3,373,341    5.78%     0.70%      2.04%
   Platinum Investor IV                                  10,483    10.13       106,234    0.00%     0.70%      1.34%
   Platinum Investor FlexDirector                            47    10.88           515    4.15%     0.70%      2.04%
   Platinum Investor PLUS                                27,827    12.62       351,119    6.71%     0.70%      2.04%
   Platinum Investor Survivor                            16,323    13.25       216,306    3.51%     0.40%      2.34%
   Platinum Investor Survivor II                          5,483    12.90        70,762   11.75%     0.75%      1.99%
Vanguard VIF REIT Index Portfolio
   Corporate America                                        783    24.63        19,276    1.88%     0.35%     11.45%
   Corporate America (reduced surrender charge)           1,006    12.87        12,942    1.88%     0.65%     11.11%
   Platinum Investor I & II                             116,855    24.13     2,819,784    2.52%     0.75%     11.00%
   Platinum Investor III                                289,714    24.15     6,996,982    2.53%     0.70%     11.06%
   Platinum Investor IV                                  25,262    11.55       291,840    0.00%     0.70%     15.52%
   Platinum Investor FlexDirector                         5,355    13.44        71,970    2.89%     0.70%     11.06%
   Platinum Investor PLUS                                37,885    18.17       688,310    2.23%     0.70%     11.06%
   Platinum Investor Survivor                            25,808    24.57       634,112    2.54%     0.40%     11.39%
   Platinum Investor Survivor II                         24,601    21.03       517,271    2.76%     0.75%     11.00%

                                  VL-R - 138

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED


(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2009, 2008, 2007, 2006, and 2005, a total return was calculated using the initial unit value for the Division if the Division became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*   Fund Name Changes

2005

-- Effective May 1, 2005, Franklin Templeton Franklin Small Cap Fund - Class 2 changed its name to Franklin Templeton Franklin Small-Mid Cap Growth Securities Fund - Class 2.

2006

-- Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio - Class I.

-- Effective December 1, 2006, Credit Suisse Small Cap Growth Portfolio changed its name to Credit Suisse Small Cap Core I Portfolio.

2007

-- Effective May 1, 2007, MFS VIT Capital Opportunities Series - Initial Class changed its name to MFS VIT Core Equity Series - Initial Class.

-- Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

2008

-- Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

-- Effective May 1, 2008, MFS VIT Emerging Growth Series - Initial Class changed its name to MFS VIT Growth Series - Initial Class.

-- Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

-- Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

-- Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

-- Effective May 1, 2008, VALIC Company I Nasdaq-100 Index Fund changed its name to AIG Retirement Company I Nasdaq-100 Index Fund.

-- Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

-- Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

-- Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

-- Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

2009

-- Effective April 24, 2009, JPMorgan International Equity Portfolio changed its name to JPMorgan Insurance Trust International Equity Porfolio - Class 1.

-- Effective April 24, 2009, JPMorgan Small Company Portfolio changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.

-- Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.

-- Effective May 1, 2009, Janus Aspen Mid Cap Growth Portfolio - Service Shares changed its name to Janus Aspen Enterprise Portfolio - Service Shares.

-- Effective May 1, 2009, Janus Aspen International Growth Portfolio - Service Shares changed its name to Janus Aspen Overseas Portfolio - Service Shares.

-- Effective May 1, 2009, Janus Aspen Worldwide Growth Portfolio - Service Shares changed its name to Janus Aspen Worldwide Portfolio - Service Shares.

-- Effective May 1, 2009, AIG Retirement Company I International Equities Fund changed its name to VALIC Company I International Equities Fund.

-- Effective May 1, 2009, AIG Retirement Company I Mid Cap Index Fund changed its name to VALIC Company I Mid Cap Index Fund.

-- Effective May 1, 2009, AIG Retirement Company I Money Market I Fund changed its name to VALIC Company I Money Market I Fund.

-- Effective May 1, 2009, AIG Retirement Company I Nasdaq-100 Index Fund changed its name to VALIC Company I Nasdaq-100 Index Fund.

-- Effective May 1, 2009, AIG Retirement Company I Science & Technology Fund changed its name to VALIC Company I Science & Technology Fund.

-- Effective May 1, 2009, AIG Retirement Company I Small Cap Index Fund changed its name to VALIC Company I Small Cap Index Fund.

-- Effective May 1, 2009, AIG Retirement Company I Stock Index Fund changed its name to VALIC Company I Stock Index Fund.

--  Effective September 23, 2009, Alger American Capital Appreciation Portfolio
    - Class O Shares changed its name to Alger Capital Appreciation Portfolio - Class I-2 Shares.

-- Effective September 23, 2009, Alger American MidCap Growth Portfolio - Class O Shares changed its name to Alger Mid Cap Growth Portfolio - Class I-2 Shares.

                                  VL-R - 139

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the U.S. Department of the Treasury.

                                    VL-R - 140

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA Group, Limited, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of American Life Insurance Company, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. (MetLife) for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

                                    VL-R - 141

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

                                    VL-R - 142

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                        Numbers
                                                                        -------
Report of Independent Registered Public Accounting Firm................    1
Consolidated Balance Sheets - December 31, 2009 and 2008............... 2 to 3
Consolidated Statements of Income (Loss) - Years Ended December 31,
  2009, 2008 and 2007..................................................    4
Consolidated Statements of Comprehensive Income (Loss) - Years Ended
  December 31, 2009, 2008 and 2007.....................................    5
Consolidated Statements of Shareholder's Equity - Years Ended
  December 31, 2009, 2008 and 2007.....................................    6
Consolidated Statements of Cash Flows - Years Ended December 31, 2009,
  2008 and 2007........................................................ 7 to 8
Notes to Consolidated Financial Statements............................. 9 to 61

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                                 1201 LOUISIANA
                                                                     SUITE 2900
                                                          HOUSTON TX 77002-5678
                                                       TELEPHONE (713) 356 4000
                                                       FACSIMILE (713) 356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009.

PRICEWATERHOUSECOOPERS LLP

April 30, 2010

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                   December 31,
                                                             ------------------------
                                                                 2009        2008
                                                             ------------ -----------
                                                                  (In Thousands)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair
     value (cost: 2009 - $49,014,624; 2008 - $45,159,888)... $ 49,380,541 $42,684,377
   Hybrid securities, at fair value (cost: 2009 - $55,519;
     2008 - $13,940)........................................       54,554      11,938
   Fixed maturity securities, trading, at fair value........      307,941     327,675
   Equity securities, available for sale, at fair
     value (cost: 2009 - $70,286; 2008 - $82,214)...........      121,658      81,193
   Equity securities, trading, at fair value................        1,000       1,000
   Mortgage and other loans receivable, (net of allowance:
     2009 - $145,175; 2008 - $5,656)........................    6,309,872   6,649,204
   Policy loans.............................................    1,853,297   1,959,988
   Investment real estate...................................       79,533      83,752
   Partnerships and other invested assets...................    2,553,335   3,393,273
   Aircraft (net of accumulated depreciation: 2009 -
     $351,971; 2008 - $291,182).............................      745,860     791,506
   Short-term investments...................................    6,581,143   3,174,178
   Derivative assets, at fair value.........................       38,023     151,675
                                                             ------------ -----------
Total investments...........................................   68,026,757  59,309,759
Cash and cash equivalents...................................      120,526     246,282
Restricted cash.............................................       35,648      48,701
Investment in AIG (cost: 2009 - $9,858;2008 - $9,858).......        3,236       3,389
Accrued investment income...................................      765,825     747,529
Amounts due from related parties............................       29,334     134,643
Reinsurance receivables.....................................    1,095,085   1,092,242
Deferred policy acquisition costs and value of business
  acquired..................................................    6,316,956   6,978,697
Deferred sales inducements..................................      216,087     192,429
Other assets................................................      370,568     408,415
Separate account assets, at fair value......................   24,982,861  20,696,934
                                                             ------------ -----------
TOTAL ASSETS................................................ $101,962,883 $89,859,020
                                                             ============ ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                                  December 31,
                                                                                           --------------------------------
                                                                                               2009              2008
                                                                                             ------------     -----------
                                                                                           (In Thousands, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits................................................................. $ 14,563,809      $14,173,193
   Policyholder contract deposits.........................................................   46,152,989       45,413,832
   Policy claims and benefits payable.....................................................      423,886          376,278
   Other policyholders' funds.............................................................    2,017,948        1,973,315
   Income taxes payable to parent.........................................................    1,608,412          319,475
   Amounts due to related parties.........................................................      181,666          292,499
   Derivative liabilities.................................................................       42,232           16,251
   Other liabilities......................................................................    1,258,278        1,140,719
   Separate account liabilities...........................................................   24,982,861       20,696,934
                                                                                             ------------     -----------
TOTAL LIABILITIES.........................................................................   91,232,081       84,402,496
                                                                                             ------------     -----------
Commitments and contingent liabilities (see Note 11)

AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding.......          850              850
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding.........        6,000            6,000
   Additional paid-in capital.............................................................   13,198,758       11,940,577
   Accumulated deficit....................................................................   (3,086,569)      (5,284,507)
   Accumulated other comprehensive income (loss)..........................................      481,417       (1,342,945)
                                                                                             ------------     -----------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY................................   10,600,456        5,319,975
                                                                                             ------------     -----------
NONCONTROLLING INTERESTS..................................................................      130,346          136,549
                                                                                             ------------     -----------
TOTAL EQUITY..............................................................................   10,730,802        5,456,524
                                                                                             ------------     -----------
TOTAL LIABILITIES AND EQUITY.............................................................. $101,962,883      $89,859,020
                                                                                             ============     ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                               Years ended December 31,
                                                                                        -------------------------------------
                                                                                            2009         2008         2007
                                                                                        -----------  ------------  ----------
                                                                                                    (In Thousands)
REVENUES:
   Premiums and other considerations................................................... $ 1,038,005  $  1,818,093  $1,703,477
   Net investment income...............................................................   3,840,655     3,262,276   4,161,552
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities.........    (900,586)   (4,975,917)   (510,622)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in accumulated other comprehensive income
         (loss)........................................................................    (195,830)           --          --
                                                                                        -----------  ------------  ----------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income (loss)...............................................  (1,096,416)   (4,975,917)   (510,622)
       Other realized investment losses................................................    (161,218)   (8,192,025)   (295,186)
                                                                                        -----------  ------------  ----------
          Total net realized investment losses.........................................  (1,257,634)  (13,167,942)   (805,808)
   Insurance charges...................................................................   1,067,396       799,493     689,241
   Other...............................................................................     585,150       868,740     968,323
                                                                                        -----------  ------------  ----------
TOTAL REVENUES.........................................................................   5,273,572    (6,419,340)  6,716,785
                                                                                        -----------  ------------  ----------
BENEFITS AND EXPENSES:
   Policyholder benefits...............................................................   2,209,692     2,868,054   2,769,347
   Interest credited on policyholder contract deposits.................................   1,843,080     1,775,009   1,778,649
   Amortization of deferred policy acquisition costs and value of business acquired....     517,481       (29,134)    382,912
   Amortization of deferred sales inducements..........................................      13,021        (3,834)      7,664
   Other operating expenses............................................................     685,067       852,032     761,019
                                                                                        -----------  ------------  ----------
TOTAL BENEFITS AND EXPENSES............................................................   5,268,341     5,462,127   5,699,591
                                                                                        -----------  ------------  ----------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)......................................       5,231   (11,881,467)  1,017,194
INCOME TAX EXPENSE (BENEFIT):
   Current.............................................................................     (13,587)     (995,291)    124,176
   Deferred............................................................................     204,868     1,215,827     117,097
                                                                                        -----------  ------------  ----------
TOTAL INCOME TAX EXPENSE...............................................................     191,281       220,536     241,273
                                                                                        -----------  ------------  ----------
NET INCOME (LOSS)......................................................................    (186,050)  (12,102,003)    775,921
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS.......................      (6,203)       14,770       8,536
                                                                                        -----------  ------------  ----------
NET INCOME (LOSS) ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE...................... $  (179,847) $(12,116,773) $  767,385
                                                                                        ===========  ============  ==========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                        Years ended December 31,
                                                                                 --------------------------------------
                                                                                     2009         2008          2007
                                                                                 -----------  ------------  -----------
                                                                                             (In Thousands)
NET INCOME (LOSS)............................................................... $  (186,050) $(12,102,003) $   775,921
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments...............................................     537,780            --           --
   Deferred income tax expense on above changes.................................    (191,473)           --           --
   Net unrealized gains (losses) on all other invested assets arising during
     the current period - net of reclassification adjustments...................   5,389,065    (1,841,585)  (1,972,596)
   Deferred income tax (expense) benefit on above changes.......................  (1,857,708)      647,754      696,058
   Adjustment to deferred policy acquisition costs and deferred sales
     inducements................................................................    (637,466)      361,687      200,145
   Deferred income tax (expense) benefit on above changes.......................     223,313      (127,290)     (70,413)
   Retirement plan liability adjustment.........................................         157           (22)        (328)
   Deferred income tax benefit on above changes.................................          --            --           --
   Foreign currency translation adjustments.....................................       5,079         2,082          638
   Deferred income tax expense on above changes.................................      (2,000)       (1,000)          --
                                                                                 -----------  ------------  -----------
OTHER COMPREHENSIVE INCOME (LOSS)...............................................   3,466,747      (958,374)  (1,146,496)
                                                                                 -----------  ------------  -----------
COMPREHENSIVE INCOME (LOSS).....................................................   3,280,697   (13,060,377)    (370,575)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS............      (6,203)       14,770        8,536
                                                                                 -----------  ------------  -----------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO AGL................................. $ 3,286,900  $(13,075,147) $  (379,111)
                                                                                 ===========  ============  ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                              Years ended December 31,
                                                                       --------------------------------------
                                                                           2009         2008          2007
                                                                       -----------  ------------  -----------
                                                                                   (In Thousands)
PREFERRED STOCK:
   Balance at beginning and end of year............................... $       850  $        850  $       850
COMMON STOCK:
   Balance at beginning and end of year...............................       6,000         6,000        6,000
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year.......................................  11,940,577     3,695,488    3,675,978
       Capital contributions from Parent (see Note 12)................   1,285,711     8,245,089       19,510
       Other..........................................................     (27,530)           --           --
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................  13,198,758    11,940,577    3,695,488
                                                                       -----------  ------------  -----------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year.......................................  (5,284,507)    6,832,266    6,665,398
       Cumulative effect of accounting change, net of tax.............   2,377,785            --      (49,837)
       Net income (loss) attributable to AGL..........................    (179,847)  (12,116,773)     767,385
       Dividends......................................................          --            --     (550,680)
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................  (3,086,569)   (5,284,507)   6,832,266
                                                                       -----------  ------------  -----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year.......................................  (1,342,945)     (384,571)     761,925
       Cumulative effect of accounting change, net of tax.............  (1,642,385)           --           --
       Other comprehensive income (loss)..............................   3,466,747      (958,374)  (1,146,496)
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................     481,417    (1,342,945)    (384,571)
                                                                       -----------  ------------  -----------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY............  10,600,456     5,319,975   10,150,033
                                                                       -----------  ------------  -----------
NONCONTROLLING INTERESTS:
   Balance at beginning of year.......................................     136,549       121,779      113,243
       Net income (loss) attributable to noncontrolling interests.....      (6,203)       14,770        8,536
                                                                       -----------  ------------  -----------
   Balance at end of year.............................................     130,346       136,549      121,779
                                                                       -----------  ------------  -----------
TOTAL EQUITY.......................................................... $10,730,802  $  5,456,524  $10,271,812
                                                                       ===========  ============  ===========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                              Years ended December 31,
                                                                                      ---------------------------------------
                                                                                          2009         2008          2007
                                                                                      -----------  ------------  ------------
                                                                                                   (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss).................................................................... $  (186,050) $(12,102,003) $    775,921
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES:
Interest credited in policyholder contract deposits..................................   1,843,080     1,775,009     1,778,649
Fees charged for policyholder contract deposits......................................    (917,400)     (922,394)     (883,490)
Increase in reserves due to system migration.........................................          --            --         1,000
Amortization of deferred policy acquisition costs and value of business acquired.....     539,162       (19,221)      382,024
Amortization of deferred sales inducements...........................................      13,021        (3,834)        7,473
Net realized investment losses.......................................................   1,248,808    13,167,942       805,808
Equity in income of partnerships and other invested assets...........................     168,542       453,493       (87,816)
Depreciation and amortization........................................................      31,151        30,911        29,245
Flight equipment depreciation........................................................          --        59,561        58,555
Amortization (accretion) of net premium/discount on investments......................    (427,658)     (158,757)     (176,216)
Goodwill impairment..................................................................          --        57,044            --
Provision for deferred income taxes..................................................     (14,113)      (47,597)       68,913
CHANGE IN:
   Hybrid securities, at fair value..................................................     (42,616)       79,594           662
   Trading securities, at fair value.................................................      19,734       137,484        21,601
   Accrued investment income.........................................................     (18,296)       (9,127)        9,060
   Amounts due to/from related parties...............................................     (33,063)      635,932       (44,195)
   Reinsurance receivables...........................................................      (2,843)       28,989       (53,268)
   Deferral of deferred policy acquisition costs and value of business acquired......    (496,887)     (731,997)     (729,177)
   Deferral of sales inducements.....................................................     (11,679)      (63,480)      (48,460)
   Income taxes currently receivable/payable.........................................     210,579       114,859       (37,748)
   Other assets......................................................................      22,993        82,092       (47,986)
   Future policy benefits............................................................     390,616     1,269,234     1,234,139
   Other policyholders' funds........................................................      44,632       105,126      (591,937)
   Other liabilities.................................................................     176,148      (144,281)      230,908
Other, net...........................................................................     (23,435)     (128,584)        7,908
                                                                                      -----------  ------------  ------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES..................................... $ 2,534,426  $  3,665,995  $  2,711,573
                                                                                      -----------  ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities......................................................... $(7,785,195) $ (9,788,118) $(13,459,190)
   Equity securities.................................................................      (1,414)      (89,652)     (128,336)
   Mortgage and other loans..........................................................    (178,205)     (584,744)   (2,134,071)
   Flight equipment..................................................................          --        (8,415)      (12,238)
   Other investments, excluding short-term investments...............................  (3,182,228)   (4,563,825)   (4,620,472)
Sales of:
   Fixed maturity securities.........................................................   4,621,247     7,620,136    11,126,731
   Equity securities.................................................................      22,118       113,103        67,913
   Other investments, excluding short-term investments...............................   2,934,297     3,446,491     3,092,450
Redemptions and maturities of:
   Fixed maturity securities.........................................................   1,878,344     1,634,195     3,270,231
   Mortgage and other loans..........................................................     398,639       465,088       586,600
   Other investments, excluding short-term investments...............................     784,051       476,594       441,755
Purchases of property, equipment and software........................................      (4,497)      (19,941)      (80,239)
Sales of property, equipment and software............................................       1,571         1,876        23,148
Change in restricted cash............................................................          --       (28,677)       (1,592)
Change in short-term investments.....................................................  (3,386,555)   (2,447,631)     (606,079)
Change in securities lending collateral..............................................          --    12,654,193    (3,168,710)
                                                                                      -----------  ------------  ------------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES........................... $(3,897,827) $  8,880,673  $ (5,602,099)
                                                                                      -----------  ------------  ------------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                                       --------------------------------------
                                                                           2009         2008          2007
                                                                       -----------  ------------  -----------
                                                                                   (In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits......................................... $ 4,601,353  $  5,331,886  $ 4,232,170
Policyholder account withdrawals......................................  (5,256,859)   (4,971,618)  (3,764,502)
Net exchanges to/(from) variable accounts.............................     714,185     1,030,895      (90,000)
Claims and annuity payments...........................................     (98,593)     (197,475)    (134,703)
Repayment of notes payable............................................          --       (67,437)     (67,391)
Security deposits on flight equipment.................................          --        32,698        8,349
Change in securities lending payable..................................          --   (20,607,521)   3,262,607
Cash overdrafts.......................................................      (2,441)      (76,851)          (6)
Cash capital contribution from Parent Company.........................   1,280,000     7,004,348       35,000
Dividend paid to Parent Company.......................................          --            --     (550,680)
                                                                       -----------  ------------  -----------
   NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES................ $ 1,237,645  $(12,521,075) $ 2,930,844
                                                                       -----------  ------------  -----------
EFFECT OF EXCHANGE RATE CHANGES ON CASH............................... $        --  $         70  $       608
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS......................    (125,756)       25,663       40,926
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD......................     246,282       220,619      179,693
                                                                       -----------  ------------  -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD............................ $   120,526  $    246,282  $   220,619
                                                                       ===========  ============  ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid.......................................... $    (3,147) $    121,655  $        --
Interest paid......................................................... $    44,181  $      1,000  $    37,352
Non-cash activity:
Capital contribution in the form of securities........................ $        --  $  1,240,741  $        --
Sales inducements credited to policyholder contract deposits.......... $    43,000  $     42,000  $    38,000
Other various non-cash contributions.................................. $     5,711  $         --  $   (15,490)

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company, including its wholly owned subsidiaries ("AGL" or the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Company, through its subsidiaries American General Life Companies ("AGLC"), Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies. The financial results of The Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary of the Company, are also included in these consolidated financial statements. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, healthcare, public sector, and not-for-profit organizations throughout the United States of America.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial condition of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 14 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

On July 31, 2009, pursuant to a Stock Purchase Agreement dated June 12, 2009 and a Plan of Reorganization dated July 9, 2009, the Company entered into an affiliated transaction in which it purchased 100 percent of the outstanding stock of Pacific Union Assurance Company ("PACU"), a California domestic insurer, from its parent, Philippine American Life and General Insurance Company at a price of $22.5 million, representing the net book value of PACU. Effective December 31, 2009, PACU merged with AGL, the surviving entity.

In November 2009, AGL entered into an affiliated transaction in which it acquired 100 percent of the outstanding common stock of AIG Business Processing Services Inc. ("BPSI") from AIG Global Services Inc. at a price of $6.6 million, which represents the net book value of BPSI as of November 30, 2009. On December 12, 2009, BPSI was renamed Integra.

The Company's acquisitions of PACU and Integra from other affiliates represented transactions between entities under common control. Assets, liabilities, and equity transferred between entities under common control are accounted for at historical cost, while the aggregate purchase price represented a capital transaction that reduced additional paid-in capital by approximately $27.5 million. The accompanying consolidated financial statements include the financial position, operating results, and cash flows of PACU and Integra for all periods presented.

Effective January 1, 2008, AIG Life Insurance Company of Puerto Rico ("AIG Puerto Rico"), a subsidiary of AIG, merged with AGL, the surviving entity. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The accompanying consolidated financial statements include the financial position, operating results, and cash flows of AIG Puerto Rico for all periods presented.

On February 28, 2007, the Company acquired Matrix Direct, Inc. ("Matrix Direct"), a direct marketer of life insurance, from Protective Life Corporation. The transaction was accounted for as a purchase. The acquisition cost, less than 0.2 percent of the Company's equity, was not material.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  recoverability of deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    .  goodwill impairment;

    . estimates with respect to income taxes, including recoverability of deferred tax assets; and

    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

The Company recorded the net effect of certain out of period adjustments which increased pretax income for 2009 by $10.6 million. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2009, as well as the materiality to the periods in which they originated. The pretax impact on prior periods relating to the 2009 out of period adjustments is as follows (in millions):

                                                       Total 2008 2007 Pre-2007
                                                       ----- ---- ---- --------
Increase to pretax income............................. $10.6 $3.3 $5.7   $1.6

Management believes these errors are immaterial to the financial statements.

Consolidation of Variable Interest Entity ("VIE")

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003 (see Note 14). The business

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust have been included in these consolidated financial statements.

The impact of the consolidation of Castle 1 Trust on consolidated total assets and total liabilities as of December 31, 2009 and 2008, and consolidated net income (loss) for the three years ended December 31, 2009, was as follows:

                                                   Eliminations/
                                         Castle 1  Noncontrolling
                            The Company   Trust      Interests    Consolidated
                           ------------  --------  -------------- ------------
                                              (In Thousands)
December 31, 2009
   Total assets........... $101,531,130  $907,563    $(475,810)   $101,962,883
   Total liabilities......   90,800,328   528,271      (96,518)     91,232,081
   Net income (loss)......     (168,043)  (18,007)       6,203        (179,847)
December 31, 2008
   Total assets........... $ 89,391,156  $972,261    $(504,397)   $ 89,859,020
   Total liabilities......   83,934,632   575,151     (107,287)     84,402,496
   Net income (loss)......  (12,144,876)   42,873      (14,770)    (12,116,773)
December 31, 2007
   Net income............. $    751,142  $ 24,779    $  (8,536)   $    767,385

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid securities instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 6 and 7. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Evaluating Investments for Other-Than-Temporary Impairments

On April 1, 2009, the Company adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the new standard.

Impairment Policy -- Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or if it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. The Company also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company generally prospectively accretes into income the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO"), Asset backed securities ("ABS")) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to the other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Fixed Maturity Securities Impairment Policy -- Prior to April 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment.

Mortgage Loans Held for Investment

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Valuation Allowance

An allowance for mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. There are two components of allowance for loan loss:
(i) individual loans that are specifically reserved ("specific loan loss allowance") and (ii) groups of loans that have specific characteristics indicating a probable loss although the loss cannot be determined for any individual loan in the group ("segment loan loss allowance").

A specific loan loss allowance is determined based on the fair value of the collateral supported by an internal cash flow analysis, third party broker opinion of value or a third party appraisal report. The allowance amount is calculated as the excess of book value of the individual loan over the fair value of its collateral, net of a sales cost estimate.

The Company segregates pools of loans with higher risk profile from the mortgage loan portfolio to determine a segment loan loss allowance, using factors such as vintage, maturity date, debt service coverage ratio ("DSCR"), loan to value ("LTV") and type of loan. The Company reviews and revises these key assumptions on a quarterly basis based on an analysis of market conditions. The appraised value of the collateral of the loans with higher risk profile is then reduced by a percentage, which is based on current market conditions. To the extent that the reduced appraised value of the collateral with higher risk profile is lower than its book value, an allowance is recorded. Loans with specific loan loss allowance are excluded from the segment loan loss allowance.

Additions or reductions to the allowance for loan losses are made through charges or credits to realized investment gains (losses) in the consolidated statements of income (loss).

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any available for sale investment real estate.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2009 and 2008, the Company's investments in partially owned companies included its 38.7 percent interest in the non-voting preferred equity of Castle 2003-2 Trust ("Castle 2 Trust"; see Note 14).

Aircraft

Aircraft owned by Castle 1 Trust are recorded at cost and depreciated on a straight-line basis, generally over estimated useful lives of 25 years from the date of manufacture to a residual value that is 15 percent of cost. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Short-Term Investments

Short-term investments consist of interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities

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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

resulting from the equity-indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the consolidated balance sheets. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income (loss). See Note 5 for additional disclosures.

CASH AND CASH EQUIVALENTS

CASH REPRESENTS CASH ON HAND AND NON-INTEREST BEARING DEMAND DEPOSITS.

In order to align the accounting policies employed by the Company's subsidiary, VALIC, with those historically applied by the Company, the Company reclassed VALIC's prior year investment in a pool account of $1.9 billion and $0.3 billion from cash and cash equivalents to short-term investments at December 31, 2008 and December 31, 2007, respectively, to coincide with the Company's policy. In addition, the Company has restated the consolidated statements of cash flows for this change.

RESTRICTED CASH

Castle 1 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash consists of security deposits from lessees and swap collateral that are required to be segregated from other funds.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs of writing an insurance policy, including commissions, underwriting, and certain marketing expenses, are deferred and reported as DAC. The costs assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin Life Insurance Company, is reported as VOBA.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts. The DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period. Similar to DAC, VOBA is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income (loss).

With respect to the variable annuity contracts of VALIC, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new long-term assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.3 percent. For the Company's direct variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Separate account assets are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in insurance charges in the consolidated statements of income (loss).

GOODWILL

In 2008, the Company recorded a goodwill impairment charge of $57.2 million, which was primarily attributable to a decline in the estimated fair value of the Company due to the uncertain economic environment during the fourth quarter of that year. There was no goodwill on the consolidated balance sheets at December 31, 2008 or 2009.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits include liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Also included in future policy benefits is the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholder benefits in the consolidated statements of income (loss).

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products intermittently from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB and GMIB liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value.

The variable annuities with a GMWB feature are primarily sold through VALIC. VALIC began offering a GMWB feature on certain variable annuity product in second quarter of 2006. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

First available in 2008, there is a GMWB rider that is available on certain equity indexed annuities which are not sold through VALIC. These products are annuities maintained in the general account. As long as no excess withdrawals are taken, the GMWB rider guarantees that the rider benefit amount withdrawals will be available for life and will never decrease, without the need to convert the contract into a payout annuity, even if the annuity value declines to zero. The rider benefit amount is based on a percentage of the contract's account value. That percentage is dependent on the attained age of the annuitant.

The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

projected benefit payments. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income (loss).

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (ii) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

OTHER POLICYHOLDERS' FUNDS

Included in policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of gross profit margins to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying gross profit margins as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. The liabilities also include provisions for dividends payable, an estimate of dividends to be paid in the future but which are not yet payable.

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in future policy benefits in the statements of income (loss).

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in other revenue in the consolidated statements of income (loss). Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees, asset management fees and surrender charges are recorded as income in insurance charges when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from hedge funds and limited partnership investments accounted for under the equity method.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships, securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivatives.

    .  Exchange gains and losses resulting from foreign currency transactions.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gains (losses) in the consolidated statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2009 or 2008.

ACCOUNTING CHANGES

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2007:

Deferred Acquisition Costs

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The standard defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The effective date of the implementation guidance was January 1, 2007. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

Uncertainty in Income Taxes

In July 2006, the Financial Accounting Standards Board ("FASB") issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the interpretation on January 1, 2007. No increase in the liability for unrecognized tax benefits was required upon adoption. See Note 13 for additional disclosures on this standard.

Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction

In July 2006, the FASB issued an accounting standard that addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any uncertain tax position related to the lease. The Company adopted the standard on January 1, 2007. Upon adoption, the Company recorded a $49.8 million decrease to the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting. In 2008, the Company revised the projected timing of income tax cash flows related to a leveraged lease transaction. In accordance with the standard, the allocation of income to positive investment years was recalculated from the inception of the lease using the revised assumptions. The net investment balance was adjusted to conform to the recalculated balances, and the change was recognized as a $200.5 million reduction to investment income for the year ended December 31, 2008.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

Fair Value Measurements

In September 2006, the FASB issued an accounting standard that defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

Fair Value Option

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. The Company adopted the new standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

Fair Value of Financial Assets in Inactive Markets

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's consolidated financial condition and results of operations were not material.

Amendment to Other-Than-Temporary Impairment Guidance

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheets as a separate component of equity, or in the mezzanine section of the balance sheets (between liabilities and equity) if such interests do not qualify for "permanent equity" classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statements of income (loss). The noncontrolling interests' share of subsidiary income (loss) should be reported as a part of consolidated net income (loss) with disclosure of the attribution of consolidated net income (loss) to the controlling and noncontrolling interests on the face of the consolidated statements of income
(loss).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The consolidated statements of income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Minority interest on the consolidated balance sheets at December 31, 2008, was reclassified to a separate component of total equity entitled Noncontrolling Interests.

Disclosures about Derivative Instruments and Hedging Activities

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the new standard on January 1, 2009. See Note 5 for related disclosures.

Subsequent Events

In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the need to disclose events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. The Company adopted the new standard for the period ended June 30, 2009.

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $735.4 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $2.4 billion and an increase to accumulated other comprehensive loss of $1.6 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $3.0 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                                    (Increase)
                                                                                   Decrease to  Net Increase
                                                                       (Increase)  Accumulated     in the
                                                                       Decrease to    Other       Company's
                                                                       Accumulated   Compre-    Shareholder's
                                                                         Deficit   hensive Loss    Equity
                                                                       ----------- ------------ -------------
                                                                                   (In Thousands)
Net effect of the increase in amortized cost of available for sale
  fixed maturity securities........................................... $3,033,394  $(3,033,394)   $     --
Net effect of related DAC, sales inducement assets and other
  insurance balances..................................................   (493,417)     493,417          --
Net effect on deferred income tax assets..............................   (162,192)     897,592     735,400
                                                                       ----------  -----------    --------
Net increase in the Company's shareholder's equity.................... $2,377,785  $(1,642,385)   $735,400
                                                                       ==========  ===========    ========

Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The new standard does not apply to the Company and therefore did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Consolidation of Variable Interest Entities

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

absorb losses of the entity or (ii) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for the Company. Earlier application is prohibited. The Company has assessed and has determined that the standard did not have a material effect on its consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

Amounts related to the Company's financial instruments are as follows:

                                                            2009                    2008
                                                   ----------------------- -----------------------
                                                    Carrying      Fair      Carrying      Fair
                                                     Amount       Value      Amount       Value
                                                   ----------- ----------- ----------- -----------
                                                                   (In Thousands)
ASSETS
Fixed maturity securities, available for sale..... $49,380,541 $49,380,541 $42,684,377 $42,684,377
Hybrid securities.................................      54,554      54,554      11,938      11,938
Fixed maturity securities, trading................     307,941     307,941     327,675     327,675
Equity securities, available for sale.............     121,658     121,658      81,193      81,193
Equity securities, trading........................       1,000       1,000       1,000       1,000
Mortgage and other loans receivable...............   6,309,872   6,180,022   6,649,204   6,732,555
Policy loans......................................   1,853,297   1,853,297   1,959,988   1,959,988
Partnerships and other invested assets............   2,553,335   2,553,335   3,393,273   3,393,273
Short-term investments............................   6,581,143   6,581,143   3,174,178   3,174,178
Derivative assets.................................      38,023      38,023     151,675     151,675
Investment in AIG.................................       3,236       3,236       3,389       3,389
Accrued investment income.........................     765,825     765,825     747,529     747,529
Separate account assets...........................  24,982,861  24,982,861  20,696,934  20,696,934
LIABILITIES
Policyholder contract deposits (a)................  38,471,635  40,770,102  37,065,565  37,027,770
Derivative liabilities............................      42,232      42,232      16,251      16,251
Dividend accumulations............................     802,117     802,117     843,882     843,882

--------
(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

Fixed Maturity Securities, Hybrid Securities, Equity Securities and Trading Securities

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity, hybrid and equity securities in its available for sale and trading portfolios. Market price data generally is obtained from third party pricing vendors.

The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fixed maturity securities, trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $350.3 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values of the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the interest in ML II will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the interest in ML II. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly for the amounts reported.

Mortgage and Other Loans Receivable

Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Accrued Investment Income

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Investment in AIG

The fair value of the investment in AIG is based on quoted market prices of AIG common stock.

Dividend Accumulation

Fair value of dividend accumulation is the accumulated value of dividends to be paid to the policyholders with interest.

Policyholder Contract Deposits

Fair value for policyholder contract deposits associated with investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The fair value of embedded derivatives contained in certain contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

index returns to funds, fund performance, discount rates and policyholder behavior. With the 2008 adoption of fair value measurements and disclosure standards, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments.

The Company uses the Option Budget Valuation Method for its equity indexed life and annuity contracts, which incorporates estimates of the policyholder behavior as well as estimates of the discount rate and option budget. The projection and discount rates utilized are risk-neutral and market-observable. This methodology was implemented in 2007. With the 2008 adoption of fair value measurements and disclosure standards, an explicit risk margin was incorporated to take into consideration the estimates of projected cash flows and policyholder behavior.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

Recurring Fair Value Measurements

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

    . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets via third party pricing vendors. The Company does not adjust the quoted price for such instruments.

    . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                                              Counterparty
At December 31, 2009                                         Level 1     Level 2    Level 3   Netting (a)  Total Fair Value
--------------------                                       ----------- ----------- ---------- ------------ ----------------
                                                                                    (In Thousands)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations............................ $        -- $   413,310 $       --   $     --     $   413,310
   Foreign government.....................................          --     620,133         --         --         620,133
   States, territories & political subdivisions...........          --     358,915    113,088         --         472,003
   Corporate securities...................................          --  34,613,864  1,645,827         --      36,259,691
   Mortgage-backed, asset-backed and collateralized:......
       Residential mortgage-backed securities.............          --   6,051,755  1,871,275         --       7,923,030
       Commercial mortgage-backed securities..............          --     589,014  1,133,125         --       1,722,139
       Collateralized debt obligation / Asset backed
         securities.......................................          --     747,723  1,222,512         --       1,970,235
                                                           ----------- ----------- ----------   --------     -----------
Total fixed maturity securities, available for sale.......          --  43,394,714  5,985,827         --      49,380,541
                                                           ----------- ----------- ----------   --------     -----------
Hybrid securities:
   Foreign government.....................................          --       1,571     49,983         --          51,554
   Corporate securities...................................          --          --      3,000         --           3,000
                                                           ----------- ----------- ----------   --------     -----------
Total hybrid securities...................................          --       1,571     52,983         --          54,554
                                                           ----------- ----------- ----------   --------     -----------
Fixed maturity securities, trading:
   Corporate securities...................................          --       4,000         --         --           4,000
   Mortgage-backed, asset-backed and collateralized:
       Commercial mortgage-backed securities..............          --      30,000      8,000         --          38,000
       Collateralized debt obligation / Asset backed
         securities.......................................          --          --    265,941         --         265,941
                                                           ----------- ----------- ----------   --------     -----------
Total fixed maturity securities, trading..................          --      34,000    273,941         --         307,941
                                                           ----------- ----------- ----------   --------     -----------
Equity securities, available for sale:
   Common stocks..........................................      78,881          19     12,077         --          90,977
   Preferred stocks.......................................          --       8,014     22,667         --          30,681
                                                           ----------- ----------- ----------   --------     -----------
Total equity securities, available for sale...............      78,881       8,033     34,744         --         121,658
                                                           ----------- ----------- ----------   --------     -----------
Equity securities, trading:
   Common stocks..........................................          --          --      1,000         --           1,000
                                                           ----------- ----------- ----------   --------     -----------
Total equity securities, trading..........................          --          --      1,000         --           1,000
                                                           ----------- ----------- ----------   --------     -----------
Partnerships and other invested assets....................      16,000     286,739    749,428         --       1,052,167
Short-term investments....................................      31,243   4,863,238         --         --       4,894,481
Derivative assets.........................................      10,651      52,294      6,843    (31,765)         38,023
Separate account assets...................................  24,977,501       5,360         --         --      24,982,861
                                                           ----------- ----------- ----------   --------     -----------
       Total.............................................. $25,114,276 $48,645,949 $7,104,766   $(31,765)    $80,833,226
                                                           =========== =========== ==========   ========     ===========
LIABILITIES:
Policyholder contract deposits............................ $        -- $        -- $  240,070   $     --     $   240,070
Derivative liabilities....................................         385      73,612         --    (31,765)         42,232
                                                           ----------- ----------- ----------   --------     -----------
       Total.............................................. $       385 $    73,612 $  240,070   $(31,765)    $   282,302
                                                           =========== =========== ==========   ========     ===========

--------
(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008                                           Level 1     Level 2    Level 3   Total Fair Value
--------------------                                         ----------- ----------- ---------- ----------------
                                                                               (In Thousands)
ASSETS:
Fixed maturity securities, available for sale............... $        -- $37,370,617 $5,313,760   $42,684,377
Hybrid securities...........................................          --      11,938         --        11,938
Fixed maturity securities, trading..........................          --      49,249    278,426       327,675
Equity securities, available for sale.......................      43,368       6,241     31,584        81,193
Equity securities, trading..................................          --          --      1,000         1,000
Partnerships and other invested assets......................      13,000     474,911    812,590     1,300,501
Short-term investments......................................          --   1,645,024         --     1,645,024
Derivative assets...........................................      32,742     112,204      6,729       151,675
Separate account assets.....................................  20,422,032     274,902         --    20,696,934
                                                             ----------- ----------- ----------   -----------
   Total.................................................... $20,511,142 $39,945,086 $6,444,089   $66,900,317
                                                             ----------- ----------- ----------   -----------
LIABILITIES:
Policyholder contract deposits.............................. $        -- $        -- $  407,642   $   407,642
Derivative liabilities......................................         251      16,000         --        16,251
                                                             ----------- ----------- ----------   -----------
   Total.................................................... $       251 $    16,000 $  407,642   $   423,893
                                                             ----------- ----------- ----------   -----------

At December 31, 2009 and 2008, Level 3 assets were 7.0 percent and 7.2 percent of total assets and Level 3 liabilities were 0.3 percent and 0.5 percent of total liabilities, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present changes during the years ended December 31, 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2009 and 2008 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2009 and 2008:

                                                         Net
                                                      Realized                                                        Changes in
                                                         and                                                          Unrealized
                                                     Unrealized                Purchases,                                Gains
                                                        Gains     Accumulated    Sales,                               (Losses) on
                                         Balance at   (Losses)       Other      Issuances                             Instruments
Twelve Months Ended December 31,        Beginning of included in Comprehensive     and     Transfers In  Balance at   Held at End
2009                                       Period    Income (a)  Income (Loss) Settlements    (Out)     End of Period  of Period
--------------------------------        ------------ ----------- ------------- ----------- ------------ ------------- -----------
                                                                             (In Thousands)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories & political
     subdivisions......................  $   92,469   $       2   $   (1,054)   $  40,473   $ (18,802)   $  113,088    $      --
   Corporate securities................   2,088,637      16,138      568,575     (408,121)   (619,402)    1,645,827           --
   Mortgage-backed, asset-backed
     and collateralized:
       Residential mortgage-backed
         securities....................   1,811,090    (180,795)     212,917      (47,394)     75,457     1,871,275           --
       Commercial mortgage-backed
         securities....................     574,081    (220,090)     310,373     (124,057)    592,818     1,133,125           --
       Collateralized debt
         obligation / Asset backed
         securities....................     747,483     (17,056)     236,059       29,092     226,934     1,222,512           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total fixed maturity securities,
  available for sale...................   5,313,760    (401,801)   1,326,870     (510,007)    257,005     5,985,827           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Hybrid securities:
   Foreign government..................          --         345          695           --      48,943        49,983           --
   Corporate securities................          --          --           --           --       3,000         3,000           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total hybrid securities................          --         345          695           --      51,943        52,983           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Fixed maturity securities, trading:
   Mortgage-backed, asset-backed
     and collateralized:
       Commercial mortgage-backed
         securities....................       4,000       1,000           --           --       3,000         8,000        2,000
       Collateralized debt
         obligation / Asset backed
         securities....................     274,426     (21,927)          --       13,442          --       265,941      (21,927)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total fixed maturity securities,
  trading..............................     278,426     (20,927)          --       13,442       3,000       273,941      (19,927)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Equity securities, available for
  sale:
   Common stocks.......................      10,917      (6,867)       5,975        2,104         (52)       12,077           --
   Preferred stocks....................      20,667      (3,000)       8,000           --      (3,000)       22,667           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total equity securities, available
  for sale.............................      31,584      (9,867)      13,975        2,104      (3,052)       34,744           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Equity securities, trading:
   Common stocks.......................       1,000          --           --           --          --         1,000           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Total equity securities, trading.......       1,000          --           --           --          --         1,000           --
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
Partnerships and other invested
  assets...............................     812,590    (101,971)      (9,046)      41,526       6,329       749,428           --
Derivative assets......................       6,729         114           --           --          --         6,843         (341)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
       Total...........................  $6,444,089   $(534,107)  $1,332,494    $(452,935)  $ 315,225    $7,104,766    $ (20,268)
                                         ----------   ---------   ----------    ---------   ---------    ----------    ---------
LIABILITIES:
Policyholder contract deposits.........  $  407,642   $(155,648)  $   (8,000)   $  (3,924)  $      --    $  240,070    $(148,000)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                                 Changes in
                                             Net Realized                                                        Unrealized
                                                 and                                                               Gains
                                              Unrealized    Accumulated   Purchases,                              (Losses)
                                Balance at  Gains (Losses)     Other        Sales,                   Balance   on Instruments
Twelve Months Ended            Beginning of  included in   Comprehensive Issuances and Transfers In at End of  Held at End of
December 31, 2008                 Period      Income (a)   Income (Loss)  Settlements     (Out)      Period        Period
-------------------            ------------ -------------- ------------- ------------- ------------ ---------- --------------
                                                                       (In Thousands)
ASSETS:
Fixed maturity securities,
  available for sale..........  $4,994,719   $  (779,008)    $(369,008)   $   565,579   $  901,478  $5,313,760   $      --
Fixed maturity securities,
  trading.....................          --       (91,074)           --        350,500       19,000     278,426     (91,074)
Equity securities, available
  for sale....................      22,028        (2,009)      (23,902)       (19,501)      54,968      31,584          --
Equity securities, trading....       1,000            --            --             --           --       1,000          --
Partnerships and other
  invested assets.............     660,650        25,679       (66,913)       171,267       21,907     812,590          --
Securities lending invested
  collateral..................   3,121,930    (2,256,414)      603,312     (3,719,494)   2,250,666          --          --
Derivative assets.............      24,627       (33,812)           --         15,914           --       6,729     (33,812)
                                ----------   -----------     ---------    -----------   ----------  ----------   ---------
   Total......................  $8,824,954   $(3,136,638)    $ 143,489    $(2,635,735)  $3,248,019  $6,444,089   $(124,886)
                                ----------   -----------     ---------    -----------   ----------  ----------   ---------
LIABILITIES:
Policyholder contract deposits  $  150,429   $   216,534     $      --    $    52,679   $  (12,000) $  407,642   $ 216,534

--------
(a) Net realized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income (loss) as net realized investment gains (losses). Net realized and unrealized gains and losses on trading securities are reported in net investment income.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.

The Company has elected fair value accounting, in accordance with the Fair Value Option accounting standard adopted on January 1, 2008, for its economic interest in ML II. The Company recorded losses of $21.7 million and $75.6 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

Cost and equity-method investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage and other loans: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed above for mortgage and other loans.

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The cost or amortized cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                           Other-Than-
                                                             Cost or     Gross       Gross                  Temporary
                                                            Amortized  Unrealized  Unrealized     Fair     Impairments
                                                              Cost       Gains       Losses       Value    in AOCI (a)
                                                           ----------- ---------- -----------  ----------- -----------
                                                                                 (In Thousands)
December 31, 2009
Fixed maturities
   U.S. government obligations............................ $   394,073 $   28,823 $    (9,586) $   413,310  $      --
   Foreign government.....................................     568,492     59,272      (7,631)     620,133         --
   States, territories & political subdivisions...........     493,785      3,403     (25,185)     472,003         --
   Corporate securities...................................  33,859,553  2,578,729    (731,210)  35,707,072     19,000
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities.............   8,439,944    320,834    (837,748)   7,923,030   (218,476)
       Commercial mortgage-backed securities..............   2,606,568     61,764    (946,193)   1,722,139   (284,602)
       Collateralized debt obligation / Asset backed
         securities.......................................   2,086,420    175,569    (291,754)   1,970,235    (29,729)
   Affiliated securities..................................     565,789         --     (13,170)     552,619         --
                                                           ----------- ---------- -----------  -----------  ---------
Total fixed maturities....................................  49,014,624  3,228,394  (2,862,477)  49,380,541   (513,807)
Equity securities:
   Common stocks..........................................      44,307     48,568      (1,898)      90,977         --
   Preferred stocks.......................................      25,979      7,056      (2,354)      30,681         --
                                                           ----------- ---------- -----------  -----------  ---------
Total equity securities...................................      70,286     55,624      (4,252)     121,658         --
Investment in AIG.........................................       9,858        761      (7,383)       3,236         --
                                                           ----------- ---------- -----------  -----------  ---------
Total..................................................... $49,094,768 $3,284,779 $(2,874,112) $49,505,435  $(513,807)
                                                           =========== ========== ===========  ===========  =========

--------
(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss), which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                       Cost or     Gross       Gross
                                                                      Amortized  Unrealized  Unrealized     Fair
                                                                        Cost       Gains       Losses       Value
                                                                     ----------- ---------- -----------  -----------
                                                                                     (In Thousands)
December 31, 2008
Fixed maturities
   U.S. government obligations...................................... $   191,891 $   57,198 $      (286) $   248,803
   Foreign government...............................................     537,814     37,578     (15,684)     559,708
   States, territories & political subdivisions.....................     213,641      3,161     (13,833)     202,969
   Corporate securities.............................................  30,874,876    876,429  (2,619,516)  29,131,789
   Mortgage-backed, asset-backed and collateralized:
       Residential mortgage-backed securities.......................   8,956,884    240,441    (571,904)   8,625,421
       Commercial mortgage-backed securities........................   1,922,529     49,284    (402,230)   1,569,583
       Collateralized debt obligation / Asset backed securities.....   1,729,802     83,965    (115,860)   1,697,907
   Affiliated securities............................................     732,451         --     (84,254)     648,197
                                                                     ----------- ---------- -----------  -----------
Total fixed maturities..............................................  45,159,888  1,348,056  (3,823,567)  42,684,377
Equity securities:
   Common stocks....................................................      55,226      3,488      (4,429)      54,285
   Preferred stocks.................................................      26,988         92        (172)      26,908
                                                                     ----------- ---------- -----------  -----------
Total equity securities.............................................      82,214      3,580      (4,601)      81,193
Investment in AIG...................................................       9,858        856      (7,325)       3,389
                                                                     ----------- ---------- -----------  -----------
Total............................................................... $45,251,960 $1,352,492 $(3,835,493) $42,768,959
                                                                     =========== ========== ===========  ===========

The following table summarizes the Company's gross unrealized losses and fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009 and 2008:

                                               Less than 12 Months      12 Months or More             Total
                                             ----------------------  ----------------------  -----------------------
                                               Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2009                              Value       Losses      Value       Losses       Value       Losses
-----------------                            ---------- -----------  ---------- -----------  ----------- -----------
                                                                          (In Thousands)
Fixed maturities
   U.S. government obligations.............. $  230,567 $    (9,586) $       -- $        --  $   230,567 $    (9,586)
   Foreign government.......................     65,654      (5,880)     20,785      (1,751)      86,439      (7,631)
   States, territories & political
     subdivisions...........................    351,600     (14,138)     40,841     (11,047)     392,441     (25,185)
   Corporate securities.....................  5,987,603    (329,204)  3,859,413    (402,006)   9,847,016    (731,210)
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed
         securities.........................  1,053,458    (460,213)  1,761,498    (377,535)   2,814,956    (837,748)
       Commercial mortgage-backed
         securities.........................    880,907    (789,340)    415,896    (156,853)   1,296,803    (946,193)
       Collateralized debt obligation /
         Asset backed securities............    347,960    (240,993)    488,554     (50,761)     836,514    (291,754)
   Affiliated securities....................         --          --      21,618     (13,170)      21,618     (13,170)
                                             ---------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities......................  8,917,749  (1,849,354)  6,608,605  (1,013,123)  15,526,354  (2,862,477)
Equity securities:
   Common stocks............................      7,309      (1,898)         --          --        7,309      (1,898)
   Preferred stocks.........................      5,699      (2,354)         --          --        5,699      (2,354)
                                             ---------- -----------  ---------- -----------  ----------- -----------
Total equity securities.....................     13,008      (4,252)         --          --       13,008      (4,252)
Investment in AIG...........................         --          --       1,214      (7,383)       1,214      (7,383)
                                             ---------- -----------  ---------- -----------  ----------- -----------
Total....................................... $8,930,757 $(1,853,606) $6,609,819 $(1,020,506) $15,540,576 $(2,874,112)
                                             ========== ===========  ========== ===========  =========== ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                      Less than 12 Months       12 Months or More             Total
                                                    -----------------------  ----------------------  -----------------------
                                                       Fair      Unrealized    Fair      Unrealized     Fair      Unrealized
December 31, 2008                                      Value       Losses      Value       Losses       Value       Losses
-----------------                                   ----------- -----------  ---------- -----------  ----------- -----------
                                                                                 (In Thousands)
Fixed maturities
   U.S. government obligations..................... $        -- $        --  $    1,234 $      (286) $     1,234 $      (286)
   Foreign government..............................     182,033     (15,516)      8,629        (168)     190,662     (15,684)
   States, territories & political
     subdivisions..................................      29,062      (1,346)     29,769     (12,487)      58,831     (13,833)
   Corporate securities............................  11,802,942  (1,489,134)  5,438,262  (1,130,382)  17,241,204  (2,619,516)
   Mortgage-backed, asset-backed and
     collateralized:
       Residential mortgage-backed
         securities................................   1,200,111    (192,939)  1,398,175    (378,965)   2,598,286    (571,904)
       Commercial mortgage-backed
         securities................................     467,682    (181,817)    419,007    (220,413)     886,689    (402,230)
       Collateralized debt obligation / Asset
         backed securities.........................     490,107     (43,791)    199,885     (72,069)     689,992    (115,860)
   Affiliated securities...........................      83,155     (56,973)    525,042     (27,281)     608,197     (84,254)
                                                    ----------- -----------  ---------- -----------  ----------- -----------
Total fixed maturities.............................  14,255,092  (1,981,516)  8,020,003  (1,842,051)  22,275,095  (3,823,567)
Equity securities:
   Common stocks...................................      14,166      (4,429)         --          --       14,166      (4,429)
   Preferred stocks................................       9,495        (172)         --          --        9,495        (172)
                                                    ----------- -----------  ---------- -----------  ----------- -----------
Total equity securities............................      23,661      (4,601)         --          --       23,661      (4,601)
Investment in AIG..................................       1,272      (7,325)         --          --        1,272      (7,325)
                                                    ----------- -----------  ---------- -----------  ----------- -----------
Total.............................................. $14,280,025 $(1,993,442) $8,020,003 $(1,842,051) $22,300,028 $(3,835,493)
                                                    =========== ===========  ========== ===========  =========== ===========

As of December 31, 2009, the Company held 1,740 individual fixed maturity and equity securities that were in an unrealized loss position, of which 644 individual securities were in a continuous unrealized loss position for 12 months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2009:

                                                 Total Fixed Maturity Available
                                                   for Sale Securities
                                                 ------------------------------
                                                  Amortized
                                                    Cost         Fair Value
                                                   -----------    -----------
                                                     (In Thousands)
Due in one year or less......................... $   710,553     $   718,796
Due after one year through five years...........   6,611,134       6,962,376
Due after five years through ten years..........   9,686,160      10,174,043
Due after ten years.............................  18,873,845      19,909,922
Mortgage-backed securities......................  13,132,932      11,615,404
                                                   -----------    -----------
Total fixed maturity securities available for
  sale.......................................... $49,014,624     $49,380,541
                                                   ===========    ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

At December 31, 2009, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. This investment was in a short-term money market investment of $6.4 billion. In 2008, there was one investment exceeding 10 percent. This investment was in a short-term money market investment.

At December 31, 2009, $46.9 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

Trading Securities

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of the RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2009, 2008 and 2007 were $(3.4) million, $(123.6) million, and $4.0 million, respectively.

See Note 7 herein for additional information regarding AIG's U.S. Securities Lending Program ("the Securities Lending Program") and the sale of the RMBS to ML II.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the Company had direct commercial mortgage loan exposure of $6.28 billion, with $6.26 billion representing U.S. loan exposure. At that date, substantially all of the U.S. loans were current. Foreign commercial mortgage loans of $19.8 million are secured predominantly by properties in Canada.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2009, were as follows:

State                     # of Loans  Amount *  Apartments  Offices    Retails   Industrials  Hotels   Others  % of Total
-----                     ---------- ---------- ---------- ---------- ---------- ----------- -------- -------- ----------
                                                                 ($ in Thousands)
California...............     78     $1,355,248  $ 63,471  $  620,225 $   69,695  $277,447   $249,603 $ 74,807    21.6%
New York.................     41        804,018   128,759     515,511    104,051    21,274      9,992   24,431    12.8%
New Jersy................     36        724,620   344,566     163,390    191,952     4,751         --   19,961    11.5%
Florida..................     53        520,324    24,697     188,345    130,468    84,682     20,981   71,151     8.3%
Texas....................     29        371,912    21,152     146,289     65,655    81,051     47,919    9,846     5.9%
Other states.............    249      2,505,835   402,804     919,029    629,999   203,095    175,016  175,892    39.9%
                             ---     ----------  --------  ---------- ----------  --------   -------- --------   -----
   Total.................    486     $6,281,957  $985,449  $2,552,789 $1,191,820  $672,300   $503,511 $376,088   100.0%
                             ===     ==========  ========  ========== ==========  ========   ======== ========   =====

--------
*  Excludes portfolio valuation allowance

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's mortgage and other loan valuation allowance activity are as follows:

                                                            2009     2008  2007
                                                          --------  ------ ----
                                                             (In Thousands)
Allowance, beginning of year............................. $  5,656  $   -- $--
   Additions to allowance for losses.....................  165,701   5,656  --
   Charge-offs, net of recoveries........................  (26,182)     --  --
                                                          --------  ------ ---
Allowance, end of year................................... $145,175  $5,656 $--
                                                          ========  ====== ===

The Company's impaired mortgage loans are as follows:

                                                               2009      2008
                                                             --------  -------
                                                               (In Thousands)
Impaired loans with valuation allowances.................... $245,016  $ 9,000
Impaired loans without valuation allowances.................  105,529       --
                                                             --------  -------
   Total impaired loans.....................................  350,545    9,000
Less: Valuation allowances on impaired loans................  (84,174)  (6,000)
                                                             --------  -------
   Impaired loans, net...................................... $266,371  $ 3,000
                                                             ========  =======

The Company recognized $19.7 million in interest income on the above impaired mortgage loans for the year ended December 31, 2009. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2008.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                               2009        2008        2007
                                            ----------  ----------  ----------
                                                      (In Thousands)
Investment income:
   Fixed maturities........................ $3,460,464  $2,977,665  $3,407,729
   Equity securities.......................      2,802       5,469      10,929
   Mortgage and other loans................    434,064     455,798     393,838
   Policy loans............................    110,151     112,977     105,516
   Investment real estate..................     30,201      29,824      11,922
   Partnerships and other invested assets..   (154,048)   (468,549)    230,552
   Securities Lending......................      1,723     141,070       8,889
   Other investment income.................     23,795      67,231      31,878
                                            ----------  ----------  ----------
Gross investment income....................  3,909,152   3,321,485   4,201,253
Investment expenses........................    (68,497)    (59,209)    (39,701)
                                            ----------  ----------  ----------
Net investment income...................... $3,840,655  $3,262,276  $4,161,552
                                            ==========  ==========  ==========

The carrying value of investments that produced no investment income during 2009 was $449.9 million, which is less than 0.7 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                                             2009         2008         2007
                                                                                         -----------  ------------  ---------
                                                                                                    (In Thousands)
Sales of fixed maturity securities, available for sale:
   Gross gains.......................................................................... $   715,891  $  1,622,253  $ 125,542
   Gross losses.........................................................................    (492,838)   (2,287,496)  (185,802)
Sales of equity securities, available for sale:
   Gross gains..........................................................................      11,721        18,355     11,549
   Gross losses.........................................................................      (3,227)       (2,368)        --
Partnerships and other invested assets:
   Gross gains..........................................................................      21,016       111,166     27,477
   Gross losses.........................................................................    (187,761)      (38,125)   (11,927)
Derivatives:
   Gross gains..........................................................................     295,648       233,294     58,803
   Gross losses.........................................................................    (392,351)     (637,466)  (115,703)
Securities lending collateral, including other-than- temporary impairments..............      11,583    (7,351,963)  (194,892)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for sale securities..............    (900,586)   (4,792,215)  (506,946)
   Portion of other-than-temporary impairments on available for sale fixed maturity
     securities recognized in accumulated other comprehensive income (loss).............    (195,830)           --         --
                                                                                         -----------  ------------  ---------
Net other-than-temporary impairments on available for sale securities recognized in net
  income (loss).........................................................................  (1,096,416)   (4,792,215)  (506,946)
Other-than-temporary impairments on all other investments...............................    (140,900)      (43,377)   (13,909)
                                                                                         -----------  ------------  ---------
Net realized investment gains (losses) before taxes..................................... $(1,257,634) $(13,167,942) $(805,808)
                                                                                         ===========  ============  =========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the Company at December 31, 2009:

                                                                                                               (In Thousands)
                                                                                                               --------------
NINE MONTHS ENDED DECEMBER 31, 2009
Balance, March 31, 2009.......................................................................................   $       --
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of new other-than-temporary impairment
     standard.................................................................................................    1,494,650
   Credit impairments on new securities subject to impairment losses..........................................       85,788
   Additional credit impairments on previously impaired securities............................................      429,816
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell.......     (193,002)
   Accretion on securities previously impaired due to credit..................................................      (64,388)
                                                                                                                 ----------
Balance, December 31, 2009....................................................................................   $1,752,864
                                                                                                                 ==========

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, excluding embedded derivatives, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                 (In Thousands)
December 31, 2009
Derivatives not designated as hedging instruments:
   Interest rate contracts......................... $  699,506 $ 28,397   $423,101    $18,418
   Foreign exchange contracts......................    282,555   25,339    533,018     60,301
   Equity contracts................................  2,100,361   23,209      2,875        385
                                                    ---------- --------   --------    -------
Total derivatives.................................. $3,082,422 $ 76,945   $958,994    $79,104
                                                    ========== ========   ========    =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                 (In Thousands)
December 31, 2008
Derivatives not designated as hedging instruments:
   Interest rate contracts......................... $  543,031 $ 48,533   $495,199    $29,495
   Foreign exchange contracts......................    656,187  121,342    173,008     43,177
   Equity contracts................................  4,689,674   38,471     11,275        250
                                                    ---------- --------   --------    -------
Total derivatives.................................. $5,888,892 $208,346   $679,482    $72,922
                                                    ========== ========   ========    =======

--------
(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

    amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) Fair value amounts are shown before the effects of counterparty adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

Derivative instruments are reported as assets or liabilities based on the Company's net position with each counterparty, in accordance with the Company's signed master netting agreements. The derivative instruments reported in the preceding table are recorded in the consolidated balance sheets at fair value as follows:

                                                              2009      2008
                                                            --------  --------
                                                              (In Thousands)
Derivative assets.......................................... $ 38,023  $151,675
Derivative liabilities.....................................  (42,232)  (16,251)
                                                            --------  --------
Total net derivative assets (liabilities).................. $ (4,209) $135,424
                                                            ========  ========

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                   2009       2008      2007
                                                ---------  ---------  --------
                                                        (In Thousands)
Derivatives not designated as hedging
  instruments
   Interest rate contracts..................... $  (7,827) $  26,457  $  6,327
   Foreign exchange contracts..................  (110,840)   206,096   (67,724)
   Equity contracts............................  (130,683)    95,383       693
   Other contracts.............................   152,647   (732,108)    3,804
                                                ---------  ---------  --------
Total.......................................... $ (96,703) $(404,172) $(56,900)
                                                =========  =========  ========

The Company issues certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income
(loss).

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2009 and 2008, the Company had $21.6 million of net derivative liabilities and $61.7 million of net derivative assets, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

The accounting standard related to the consolidation of variable interest entities provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

The Company generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $12.2 million and $71.7 million at December 31, 2009 and 2008, respectively.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

                                            At December 31,
                             --------------------------------------------------
                                                                 Off-Balance
                                VIE Assets      VIE Liabilities  Sheet Exposure
                             ----------------- ----------------- --------------
                               2009     2008     2009     2008   2009    2008
                             -------- -------- -------- -------- ----    ----
                                            (In Thousands)
Castle 1 Trust.............. $907,563 $972,261 $528,271 $575,151 $--     $--

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum Exposure to Loss
                                                -------------------------------
                                                On-Balance Off-Balance
                                                  Sheet       Sheet
                                                ---------- -----------
                                                Purchased
                                                   and     Commitments
                                     Total VIE   Retained      and
                                      Assets    Interests  Guarantees   Total
                                    ----------- ---------- ----------- --------
                                                  (In Thousands)
December 31, 2009
Real estate and investment funds... $ 1,148,436  $196,229    $12,150   $208,379
CDOs...............................     718,384   171,891         --    171,891
Maiden Lane II.....................  15,911,177   265,833         --    265,833
                                    -----------  --------    -------   --------
Total.............................. $17,777,997  $633,953    $12,150   $646,103
                                    ===========  ========    =======   ========
December 31, 2008
Real estate and investment funds... $ 3,714,083  $398,333    $71,670   $470,003
CDOs...............................     719,592   164,596         --    164,596
Maiden Lane II.....................  19,190,000   274,733         --    274,733
                                    -----------  --------    -------   --------
Total.............................. $23,623,675  $837,662    $71,670   $909,332
                                    ===========  ========    =======   ========

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                    At December 31,
                                          -------------------------------------
                                          Consolidated VIEs Unconsolidated VIEs
                                          ----------------- -------------------
                                            2009     2008     2009      2008
                                          -------- -------- --------  --------
                                                    (In Thousands)
Assets:
   Cash and short-term investments....... $109,685 $107,282 $     --  $     --
   Restricted cash.......................   35,648   48,701       --        --
   Available for sale securities.........       --       --  171,891   164,596
   Trading securities....................       --       --  265,833   274,733
   Aircraft..............................  745,860  791,506       --        --
   Other invested assets.................    7,979   17,038  196,229   398,333
   Other asset accounts..................    8,391    7,734       --        --
                                          -------- -------- --------  --------
Total assets............................. $907,563 $972,261 $633,953  $837,662
                                          ======== ======== ========  ========
Liabilities:
   Other long-term debt.................. $430,758 $462,306 $     --  $     --
   Other liabilities.....................   97,513  112,845       --        --
                                          -------- -------- --------  --------
Total liabilities........................ $528,271 $575,151 $     --  $     --
                                          ======== ======== ========  ========

Real Estate and Investment Funds

The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

CDOs

The Company invests in CDOs. In CDO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 7 herein for further discussion.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, the Company purchased corporate credit and other asset-backed securities at fair values totaling $1.66 billion from the Securities Lending Program's collateral account.

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                                                                (In Thousands)
                                                                --------------
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II...................  $  (764,314)
   Net realized losses on all other asset sales................     (727,556)
   Realized losses due to other-than-temporary declines in
     value.....................................................   (5,860,093)
                                                                 -----------
       Total...................................................  $(7,351,963)
                                                                 ===========
Net realized losses related to lent securities with
  insufficient collateral:
   Deemed sales of lent securities.............................  $  (464,895)
   Forward purchase commitments................................     (514,544)
                                                                 -----------
       Total...................................................  $  (979,439)
                                                                 ===========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of the following amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009:

                                                                  December 31,
                                                                 --------------
                                                                   2009   2008
                                                                 ------ -------
                                                                 (In Thousands)
Undistributed Securities Lending Program assets, in short term
  investments...................................................  $--   $76,640
Receivable from affiliated Agent, in amounts due from related
  parties.......................................................  $--   $67,015

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008.

Maiden Lane II

On December 12, 2008, in conjunction with the termination of the Securities Lending Program, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II. Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion par amount of RMBS held in the Securities Lending Program's collateral account. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price, as described below. The total purchase price was based on the fair value of the RMBS as of October 31, 2008, and the Participants recognized a realized loss of $2.2 billion on the transaction. The amount of the initial payment and the deferred contingent portions of the total purchase price were allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month London Interbank Offered Rate ("LIBOR") plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on the Participants' fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the New York Fed as contingent interest and one-sixth to the Participants as remaining deferred contingent purchase price. New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


8. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                               2009        2008        2007
                                            ----------  ----------  ----------
                                                      (In Thousands)
Balance at January 1....................... $6,527,565  $5,451,436  $4,877,000
   Deferrals...............................    474,514     784,997     766,076
   Accretion of interest/amortization......   (551,735)   (522,487)   (445,931)
   Effect of unlocking assumptions used in
     estimating future gross profits.......    (55,257)   (155,938)     34,137
   Effect of realized losses on securities
     (a)...................................    152,518     687,051      41,209
   Effect of unrealized (gains) losses on
     securities (b)........................   (566,563)    280,506     178,945
   Increase due to foreign exchange........      4,000       2,000          --
                                            ----------  ----------  ----------
Balance at December 31..................... $5,985,042  $6,527,565  $5,451,436
                                            ==========  ==========  ==========
--------
(a) In 2009, a decrease of $439.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the DAC balance.
(b) In 2009, an increase of $439.1 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the DAC balance.

A roll forward of VOBA for the years ended December 31 follows:

                                                    2009      2008      2007
                                                  --------  --------  --------
                                                         (In Thousands)
Balance at January 1............................. $451,132  $358,443  $351,469
   Deferrals.....................................       --        --       101
   Accretion of interest/amortization............  (21,093)  (15,903)  (11,445)
   Effect of unlocking assumptions used in
     estimating future gross profits.............       --    (1,000)       --
   Effect of realized (gains) losses on
     securities (a)..............................  (41,222)   37,411      (882)
   Effect of unrealized (gains) losses on
     securities (b)..............................  (56,903)   72,181    19,200
                                                  --------  --------  --------
Balance at December 31........................... $331,914  $451,132  $358,443
                                                  ========  ========  ========
--------
(a) In 2009, a decrease of $43.8 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the VOBA balance.
(b) In 2009, an increase of $43.8 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the VOBA balance.

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14.4 million, $14.7 million, $14.6 million, $14.6 million and $13.5 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Activity in deferred sales inducements for the years ended December 31 follows:

                                                                         2009      2008      2007
                                                                       --------  --------  --------
                                                                              (In Thousands)
Balance at January 1.................................................. $192,429  $127,115  $ 82,128
   Deferrals..........................................................   50,679    52,480    50,651
   Accretion of interest/amortization.................................  (15,278)      834    (8,664)
   Effect of unlocking assumptions used in estimating future gross
     profits..........................................................   (1,743)  (17,000)       --
   Effect of realized losses on securities (a)........................    4,000    20,000     1,000
   Effect of unrealized (gains) losses on securities (b)..............  (14,000)    9,000     2,000
                                                                       --------  --------  --------
Balance at December 31................................................ $216,087  $192,429  $127,115
                                                                       ========  ========  ========

--------
(a) In 2009, a decrease of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (b) below with no net impact to the sales inducement balance.
(b) In 2009, an increase of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (a) above with no net impact to the sales inducement balance.

In accordance with GAAP, the Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2009, the unlocking increased amortization, which was primarily a result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year. The unlocking also increased amortization of the sales inducement asset on certain deferred annuities and reduced URR on certain interest sensitive life products. In addition to the unlocking, amortization increased in 2009 due in part to the higher deferrals in 2008 and increased voluntary policy terminations. In 2008, DAC amortization increased to reflect higher projected surrenders and lower market growth assumptions. During 2008, the unlocking of assumptions discussed above also involved the Company's participating business resulting in additional VOBA amortization.

During 2009, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $3.5 billion of reserves and $50.7 million of DAC at the point of conversion. During 2008 and 2007, the corresponding amounts were approximately $9.0 billion and $1.2 billion of reserves and $1.1 billion of DAC as of December 31, 2008. There were no DAC migrations in 2007.

The conversions resulted in GAAP reserves changes with 2009 reflecting an increase in reserves of $5.6 million, a decrease in reserves of $3.2 million in 2008 and an increase in reserves of $1.0 million during 2007. DAC declined by $1.5 million and increased by $0.8 million in 2009 and 2008, respectively. There was no change in DAC in 2007.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                           2009        2008
                                                        ----------- -----------
                                                            (In Thousands)
Future policy benefits:
   Ordinary life....................................... $ 6,163,606 $ 5,915,413
   Group life..........................................      51,457      52,500
   Life contingent group annuities.....................      95,350      98,887
   Life contingent annuities...........................   7,678,817   7,491,509
   Terminal funding....................................     366,880     377,742
   Accident and health.................................     207,699     237,142
                                                        ----------- -----------
Total.................................................. $14,563,809 $14,173,193
                                                        =========== ===========
Policyholder contract deposits:
   Annuities........................................... $38,515,281 $37,658,097
   Corporate-owned life insurance......................     310,762     432,102
   Universal life......................................   7,106,396   7,175,895
   Other contract deposits.............................     220,550     147,738
                                                        ----------- -----------
Total.................................................. $46,152,989 $45,413,832
                                                        =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Equity-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
9.25 percent.

The liability for future policy benefits has been established based upon the following assumptions:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to
       9.25 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to not less than 0.4 percent.

    . Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 6.1 percent.

The liability for policyholder contract deposits has been established based on the following assumptions:

    . Interest rates credited for deferred annuities vary by year of issuance and range from 2.0 percent to 11.5 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 20.0 percent, grading to zero over a period of 0 to 15 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2009 was 4.18 percent.

    . The universal life policies, exclusive of corporate-owned life insurance business, have credited interest rates of 1.0 percent to 6.0 percent and guarantees ranging from 1.0 percent to 5.25 percent depending on the year of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      issue. Additionally, universal life policies are subject to surrender charges that amount to 13.6 percent of the fund balance and grade to zero over a period not longer than 20 years.

Participating life insurance accounted for approximately 1.1 percent of life insurance in force at December 31, 2009.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $43.1 million, $45.0 million and $49.8 million in 2009, 2008 and 2007, respectively, and were included as part of policyholders' benefits in the consolidated statements of income (loss).

GMDB, GMIB and GMWB

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                          2009         2008
                                                      -----------  -----------
                                                          ($ In Thousands)
In the event of death (GMDB)
   Account value..................................... $42,433,248  $38,067,170
   Net amount at risk (a)............................   3,109,095    7,258,951
   Average attained age of contract holders..........          57           57
   Range of guaranteed minimum return rates..........  0.00%-3.50%  0.00%-4.50%
Annual withdrawals at specified date (GMWB)
   Account value..................................... $ 2,092,000  $ 1,930,000
   Net amount at risk (b)............................     313,000      483,000
   Weighted average period remaining until
     guaranteed payment..............................  19.7 years   19.7 years
--------
(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB) on the consolidated balance sheets:

                                                              2009      2008
                                                           ---------  --------
                                                              (In Thousands)
Balance at January 1...................................... $ 241,026  $ 12,253
Guaranteed benefits incurred..............................  (130,707)  238,748
Guaranteed benefits paid..................................   (15,840)   (9,975)
                                                           ---------  --------
Balance at December 31.................................... $  94,479  $241,026
                                                           =========  ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2009 and 2008:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 70 percent to 87.5 percent of the 1975-80 SOA Ultimate, 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 5 percent to 25 percent with an average of 10 percent.

    .  The discount rate was 3 percent to 8 percent.

The guaranteed minimum withdrawal benefit rider that is available on equity-indexed annuities was first offered by AGL in 2008. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2009, 2008 and 2007 were as follows:

                                                                                                         Percentage
                                                                               Assumed From              of Amount
                                                                Ceded to Other    Other         Net       Assumed
                                                   Gross Amount   Companies     Companies      Amount      to Net
                                                   ------------ -------------- ------------ ------------ ----------
                                                                      (In Thousands)
December 31, 2009
Life insurance in force........................... $680,109,141  $124,318,389   $4,171,129  $559,961,881    0.74%
                                                   ============  ============   ==========  ============
Premiums:
   Life insurance and annuities...................    1,633,841       643,273       17,944     1,008,512    1.78%
   Accident and health insurance..................       31,191         1,770           72        29,493    0.24%
                                                   ------------  ------------   ----------  ------------
Total premiums.................................... $  1,665,032  $    645,043   $   18,016  $  1,038,005    1.74%
                                                   ============  ============   ==========  ============
December 31, 2008
Life insurance in force........................... $705,072,905  $137,546,794   $4,205,105  $571,731,216    0.74%
                                                   ============  ============   ==========  ============
Premiums:
   Life insurance and annuities...................    2,395,137       634,673       20,890     1,781,354    1.17%
   Accident and health insurance..................       29,820        14,801       21,720        36,739   59.12%
                                                   ------------  ------------   ----------  ------------
Total premiums.................................... $  2,424,957  $    649,474   $   42,610  $  1,818,093    2.34%
                                                   ============  ============   ==========  ============
December 31, 2007
Life insurance in force........................... $651,209,425  $139,600,110   $3,208,711  $514,818,026    0.62%
                                                   ============  ============   ==========  ============
Premiums:
   Life insurance and annuities...................    2,252,667       595,173       14,651     1,672,145    0.88%
   Accident and health insurance..................       29,418         8,045        9,959        31,332   31.79%
                                                   ------------  ------------   ----------  ------------
Total premiums.................................... $  2,282,085  $    603,218   $   24,610  $  1,703,477    1.44%
                                                   ============  ============   ==========  ============

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $46.2 million, and $51.2 million, at December 31, 2009 and 2008, respectively. Reinsurance recoverable on unpaid losses was approximately $145.4 million, and $119.6 million at December 31, 2009 and 2008, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $446.7 million, $394.3 million and $420.0 million for the years ended 2009, 2008 and 2007 respectively.

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), VALIC entered into modified coinsurance and coinsurance

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

reinsurance agreements with American Life Insurance Company ("ALICO"), pertaining to certain policies written via its branch in Japan. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a GMIB under Agreement 1 and a GMWB under Agreement 2. The contracts assumed also include a GMDB provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but either party may terminate either agreement as to new business with one hundred eighty day written notice to either party. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $19.0 million and $8.7 million for the years ended December 31, 2009 and 2008, respectively. All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The cumulative foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition. Agreement 1 was amended to terminate the agreement for new business issued on and after April 1, 2008. Agreement 2 was amended to terminate the agreement for new business issued on and after April 1, 2009.

For the year ending December 31, 2007, the Company incorporated, a wholly owned subsidiary, Pine Vermont Reinsurance Company ("Pine Vermont") with a contribution of $250,000. On September 29, 2008, Pine Vermont was dissolved and the capital contribution of $250,000 was returned to the Company. Pine Vermont was domiciled in Vermont.

During 2009, the Company partially terminated the yearly renewable term reinsurance contracts with Swiss Re Life & Health America Inc. and Lincoln National Life Insurance Company for a specific block of primarily whole life business. Terminations are being processed monthly based upon each of the policies' anniversary dates. The partial termination has resulted in a loss of $2.2 million.

Additionally, during 2009 the Company fully terminated and recaptured all reinsurance contracts with Delaware American Life Insurance Company, an affiliate of the Company. The recaptures resulted in a loss of $0.2 million.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2019. At December 31, 2009, the future minimum lease payments under the operating leases are as follows:

                                                                 (In Thousands)
                                                                 --------------
 2010...........................................................    $10,668
 2011...........................................................      8,689
 2012...........................................................      7,084
 2013...........................................................      6,342
 2014...........................................................      4,627
 Thereafter.....................................................      9,099
                                                                    -------
 Total..........................................................    $46,509
                                                                    =======

Rent expense was $13.5 million, $11.5 million and $10.8 million for the years ended December 31, 2009, 2008 and 2007 respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The leasing operations of Castle 1 Trust consist of leasing aircraft under operating leases which expire on various dates through 2015. At December 31, 2009, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2009, to be received by Castle 1 Trust under operating leases for the year ended December 31 are as follows:

                                                                 (In Thousands)
                                                                 --------------
 2010...........................................................    $ 88,380
 2011...........................................................      78,988
 2012...........................................................      61,061
 2013...........................................................      32,198
 2014...........................................................      14,271
 Thereafter.....................................................       2,602
                                                                    --------
 Total..........................................................    $277,500
                                                                    ========

Commitments to Fund Partnership Investments

The Company had unfunded commitments for its limited partnership investments totaling $871.4 million at December 31, 2009. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so.

Mortgage Loan Commitments

The company had $49.8 million in commitments relating to mortgage loans at December 31, 2009.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements, and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2009 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the U.S. Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlements, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was terminated on September 22, 2008, in connection with AIG's entry into an $85 billion revolving credit facility with the New York Fed. All amounts owing from AIG to the Company under the facility as of its termination date have been paid in full.

12. TOTAL EQUITY

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                           2009       2008      2007
                                                        ---------- ---------- --------
                                                                (In Thousands)
Cash from Parent....................................... $1,280,000 $  970,000 $     --
Contributions related to Securities Lending Program....         --  6,034,348   35,000
                                                        ---------- ---------- --------
   Total cash contributions............................  1,280,000  7,004,348   35,000
Contributions of securities at fair value..............         --  1,240,741       --
All other non cash contributions.......................      5,711         --  (15,490)
                                                        ---------- ---------- --------
   Total capital contributions......................... $1,285,711 $8,245,089 $ 19,510
                                                        ========== ========== ========

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                               2009         2008         2007
                                                           -----------  -----------  -----------
                                                                       (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 3,284,779  $ 1,352,492  $ 1,753,792
   Gross unrealized losses................................  (2,874,112)  (3,835,493)  (2,565,049)
Net unrealized gains on other invested assets.............     562,761       69,562      239,402
Adjustments to DAC, VOBA and deferred sales inducements...    (300,459)     337,007      (24,680)
Retirement plan adjustment................................        (193)        (350)        (328)
Foreign currency translation adjustments..................       8,116        3,037          955
Deferred federal and state income tax expense (benefit)...    (199,475)     730,800      211,337
                                                           -----------  -----------  -----------
   Accumulated other comprehensive income (loss) (a)...... $   481,417  $(1,342,945) $  (384,571)
                                                           ===========  ===========  ===========

--------
(a) Includes a decrease of $1.6 billion related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

net gain from operations. No dividends can be paid in 2010 without prior approval of the Insurance Commissioner as the Company has negative unassigned surplus as of December 31, 2009.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The state has the right to permit specific practices that deviate from prescribed practices. In 1984, the Company received permission from the Insurance Commissioner to increase the value of the home office real estate properties to reflect the then current market value. In the event that the Company had not been permitted to record the value of its home office building at fair market value, the Company's risk-based capital would not have triggered a regulatory event.

Statutory net income (loss) and capital and surplus of AGL at December 31 were as follows:

                                               2009         2008        2007
                                            ----------  -----------  ----------
                                                      (In Thousands)
 Statutory net income (loss)............... $ (100,502) $(4,073,718) $  844,991
 Statutory capital and surplus............. $5,954,032  $ 5,394,379  $5,757,925

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                                   2009       2008       2007
                                                 --------  ----------  --------
                                                         (In Thousands)
 Current........................................ $(13,587) $ (995,291) $124,176
 Deferred.......................................  204,868   1,215,827   117,097
                                                 --------  ----------  --------
 Total income tax expense....................... $191,281  $  220,536  $241,273
                                                 ========  ==========  ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The US statutory income tax rate is 35 percent for 2009, 2008 and 2007. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                 2009        2008       2007
                                               --------  -----------  --------
                                                        (In Thousands)
 US federal income tax (benefit) at statutory
   rate....................................... $  4,002  $(4,163,683) $353,030
 Adjustments:
    Valuation allowance.......................  201,586    4,400,204        --
    Non-conventional fuel source credits......       --           --   (58,164)
    Dividends received deduction..............  (30,158)     (32,280)  (37,683)
    Goodwill..................................       --       19,683        --
    IRS audit settlements.....................   (2,023)          --        --
    Prior year corrections....................    1,536      (10,496)  (22,718)
    Other credits, taxes and settlements......   16,338        7,108     6,808
                                               --------  -----------  --------
 Total income tax expense..................... $191,281  $   220,536  $241,273
                                               ========  ===========  ========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                          2009         2008
                                                      -----------  -----------
                                                           (In Thousands)
Deferred tax assets:
   Excess capital losses and other tax carryovers.... $ 5,058,143  $        --
   Basis differential of investments.................          --    4,885,642
   Net unrealized losses on debt and equity
     securities available for sale...................          --      715,716
   Policy reserves...................................     629,721      789,547
   Other.............................................      18,807       19,400
                                                      -----------  -----------
   Total deferred tax assets before valuation
     allowance.......................................   5,706,671    6,410,305
   Valuation allowance...............................  (3,830,999)  (4,400,204)
                                                      -----------  -----------
   Total deferred tax assets.........................   1,875,672    2,010,101
Deferred tax liabilities:
   Deferred policy acquisition costs.................  (1,849,711)  (2,064,566)
   Basis differential of investments.................    (997,464)          --
   Net unrealized gains on debt and equity
     securities available for sale...................    (235,262)          --
   State deferred tax liabilities....................      (5,067)          --
   Capitalized EDP...................................     (11,796)     (21,901)
   Other.............................................          --      (17,724)
                                                      -----------  -----------
   Total deferred tax liabilities....................  (3,099,300)  (2,104,191)
                                                      -----------  -----------
Net deferred tax liability........................... $(1,223,628) $   (94,090)
                                                      ===========  ===========

At December 31, 2009, the Company had capital loss carryforwards expiring through the year 2014 of $7.36 billion.

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $5.71 billion and concluded a $3.83 billion valuation allowance was required to reduce the deferred tax asset at December 31, 2009 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG recently announced debt and preferred stock transactions with the New York Fed and the United States Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                December 31,
                                                             -----------------
                                                               2009      2008
                                                             --------  -------
                                                               (In Thousands)
Gross unrecognized tax benefits at beginning of period...... $ 23,203  $14,647
   Increases in tax positions for prior years...............  142,194    9,000
   Decreases in tax positions for prior years...............     (217)    (444)
                                                             --------  -------
Gross unrecognized tax benefits at end of period............ $165,180  $23,203
                                                             ========  =======

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2009, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2009 and 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $165.2 million and $23.2 million, respectively. As of December 31, 2009 and 2008, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $115.1 million and $21.1 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2009 and December 31, 2009, the Company had accrued $3.1 million and $2.4 million, respectively, for the payment of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interest (net of federal benefit) and penalties. For the year ended
December 31, 2009, the Company recognized $0.6 million of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company's tax returns are not currently under examination. The Company's taxable years 2001 to 2009 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

In September 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. Pursuant to the Fed Facility, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the Department of the Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock, with the payments attributable to the Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as converted and (ii) to the extent permitted by law, vote with AIG's common stock on all matters submitted to AIG shareholders and hold approximately 79.8 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as converted. The Series C Preferred Stock will remain outstanding even if the Fed Facility is repaid in full or otherwise terminates. The Fed Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the Fed Facility obligations and it has not pledged any assets to secure those obligations.

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the Fed Facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary of AIG (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and ALICO in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the Fed Facility. On June 25, 2009, AIG and the New York Fed entered into definitive agreements with respect to these transactions. These transactions closed on December 1, 2009. In exchange for the preferred interests received by the New York Fed, there was a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed under the Fed Facility.

On March 2, 2009, AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the Fed Facility. This transaction is no longer being pursued by AIG.

On April 17, 2009, AIG entered into an exchange agreement with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of the Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock") for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the Department of the Treasury in certain circumstances to exchange a 10-year warrant to purchase 2,689,938.3 shares of common stock (the "Warrant") for 2,689,938.3 shares of Series C Preferred Stock. The Series D Preferred Stock and the Warrant were issued and sold by AIG pursuant to an agreement entered into on November 25, 2008, with the Department of the Treasury.

On April 17, 2009, AIG and the New York Fed amended the terms of the Fed Facility to, among other things, remove the minimum 3.5 percent LIBOR. AIG also entered into a purchase agreement with the Department of the Treasury pursuant to which, among other things, AIG issued and sold to the Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 150 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of AIG's Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated. AIG has decided to retain the companies included in its Life Insurance & Retirement Services operations (including the Company and its subsidiaries) and will continue to own these companies for the foreseeable future.

Additional information on AIG is publicly available in its regulatory filings with the SEC. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The Company paid approximately $50.3 million, $60.9 million and $60.6 million for such services in 2009, 2008 and 2007, respectively. Accounts payable for such services at December 31, 2009 and 2008 were not material. The Company rents facilities and provides services on an allocated cost basis to various affiliates. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $265.1 million, $286.5 million and $280.0 million for such services and rent in 2009, 2008 and 2007, respectively. Accounts receivable for rent and services at December 31, 2009 and 2008 were not material.

Notes of Affiliates

On September 15, 2006, the Company invested $415.0 million in a 5.57 percent fixed rate Senior Promissory Note due September 15, 2011, issued by AIG Life Holdings, Inc. ("AIGLH"), formerly American General Corporation ("AGC"). The Company recognized interest income of $23.1 million, $23.1 million and $23.1 million on the note during 2009, 2008 and 2007, respectively.

On December 15, 2005, the Company acquired 5.02 percent Senior Promissory Notes due December 15, 2010, issued by AGC Life at a cost of $116.0 million. The Company recognized interest income on the Notes of $5.8 million, $5.8 million and $5.8 million during 2009, 2008 and 2007 respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $3.9 million, $9.5 million and $9.4 million on the Notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In 2004, the Company purchased 38.7 percent of the non-voting preferred equity issued by Castle 2 Trust for $116.6 million. The Company's investment in Castle 2 Trust preferred equity is reported within partnerships and other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent. In 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 68.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $464.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

Agreements with Affiliates

American Home Assurance Company ("American Home"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated
March 3, 2003 ("the Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Investment Transactions

On September 28, 2007, the Company purchased two commercial real estate properties and partnership interests in another commercial real estate property from affiliated companies. The intent of the transactions was to consolidate and simplify the ownership structure of real estate located in the AIG office complex in Houston, Texas and occupied in part by AIG affiliates. The property interests were purchased with cash at market value, based upon independent third-party investment value appraisals of the buildings and land. The Company previously held a 1.91 percent interest in a partnership, 2929 Allen Parkway LP, whose assets consisted primarily of an office tower and land. The Company purchased all of the remaining interests in the partnership from affiliates. The Company dissolved the partnership and took direct ownership of the real estate on December 31, 2007.

As of September 28, 2007, AIG Global Real Estate Investment Corp. (an affiliate), assumed $91.8 million of commercial mortgage loans from the Company. These mortgage loans had previously been unaffiliated.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $450,000 at December 31, 2009 and $480,000 at December 31, 2008. The Company feels the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $313.6 million and $268.5 million at December 31, 2009 and 2008, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On March 1, 2010, AIG announced a definitive agreement for the sale of the AIA, one of the world's largest pan-Asian life insurance companies, to Prudential plc for approximately $35.5 billion, including approximately $25 billion in cash, $8.5 billion in face value of equity and equity-linked securities, and $2.0 billion in face value of preferred stock of Prudential plc, subject to closing adjustments. The cash portion of the proceeds from the sale will be used to redeem the preferred interests of the special purpose vehicle held by the New York Fed with a liquidation preference of approximately $16 billion and to repay approximately $9 billion under the Fed Facility.

On March 8, 2010, AIG announced a definitive agreement for the sale of ALICO, one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The cash portion of the proceeds from this sale will be used to reduce the liquidation preference of the preferred interests of the special purpose vehicle held by the New York Fed.

In connection with the preparation of its annual report on Form 10-K for the fiscal year ended December 31, 2009, management of AIG assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the already completed transactions and the other expected transactions with the New York Fed, plans of AIG's management to stabilize AIG's businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management of AIG believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of the plans of AIG's management could be materially different, or that one or more of the significant judgments or estimates of AIG's management about the potential effects of these risks and uncertainties could prove to be materially incorrect, or that the transactions with the New York Fed previously discussed fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG's ability to continue as a going concern. If AIG were not able to continue as a going concern, management believes this could have a material effect upon the Company and its operations.

AIG closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an AIG affiliate, and the majority of the Company's invested assets are currently managed by AMG.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                       AMERICAN HOME ASSURANCE COMPANY

                    STATUTORY BASIS FINANCIAL STATEMENTS

                      DECEMBER 31, 2009, 2008 AND 2007

                              TABLE OF CONTENTS

Report of Independent Auditors............................................    2
Statements of Admitted Assets.............................................    3
Statements of Liabilities, Capital and Surplus............................    4
Statements of Income and Changes in Capital and Surplus...................    5
Statements of Cash Flow...................................................    6
Notes to Statutory Basis Financial Statements.............................    7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years then ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years then ended December 31, 2009, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY

April 30, 2010

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                2009          2008
------------------                                                            -----------   -----------
Cash and invested assets:
   Bonds, at amortized cost (market value: 2009 - $16,447,457;
      2008 - $13,274,193)                                                     $16,002,641   $13,907,986
   Stocks:
      Common stocks, at market value
         (cost: 2009 - $586,509; 2008 - $1,278,987)                             1,031,425     2,064,755
      Preferred stocks, primarily at carrying value (cost: 2009 - $107,923;
         2008 - $160,145)                                                         121,584       138,025
   Other invested assets, primarily at equity (cost: 2009 - $1,315,957;
      2008 - $1,505,810)                                                        1,382,807     1,555,659
   Short-term investments, at amortized cost (approximates market value)        1,322,118       228,165
   Cash                                                                            65,611       848,594
   Receivable for securities                                                        1,582         1,711
                                                                              -----------   -----------
         TOTAL CASH AND INVESTED ASSETS                                        19,927,768    18,744,895
                                                                              -----------   -----------
Investment income due and accrued                                                 207,602       191,761
Agents' balances or uncollected premiums:
   Premiums in course of collection                                               432,514       741,337
   Premiums and installments booked but deferred and not yet due                  386,394       408,671
   Accrued retrospective premiums                                               1,505,393     1,556,749
Amounts billed and receivable from high deductible policies                        12,387        23,162
Reinsurance recoverable on loss payments                                          504,738       645,764
Funds held by or deposited with reinsurers                                         24,762        19,148
Deposit accounting assets                                                           1,595       530,085
Deposit accounting assets - funds held                                             88,515        88,515
Federal and foreign income taxes recoverable from affiliate                       366,126       406,899
Net deferred tax assets                                                           709,846       446,613
Equities in underwriting pools and associations                                   581,017       699,244
Receivable from parent, subsidiaries and affiliates                                90,835       830,717
Other admitted assets                                                             141,657        84,408
                                                                              -----------   -----------
         TOTAL ADMITTED ASSETS                                                $24,981,149   $25,417,968
                                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2009 AND 2008
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                         2009          2008
------------------                                                     -----------   -----------
                             Liabilities
Reserves for losses and loss adjustment expenses                       $13,482,501   $13,268,600
Unearned premium reserves                                                3,666,815     3,928,201
Commissions, premium taxes, and other expenses payable                     222,097       311,636
Reinsurance payable on paid loss and loss adjustment expenses              210,197       507,387
Funds held by company under reinsurance treaties                           153,878       173,173
Provision for reinsurance                                                   88,624        95,592
Ceded reinsurance premiums payable, net of ceding commissions              316,019       448,515
Retroactive reinsurance reserves - assumed                                   6,970         6,984
Retroactive reinsurance reserves - ceded                                    (2,028)       (4,907)
Deposit accounting liabilities                                             178,479       188,303
Deposit accounting liabilities - funds held                                     --       484,067
Collateral deposit liability                                               417,834       318,127
Payable to parent, subsidiaries and affiliates                              70,668        38,999
Other liabilities                                                          296,741       240,118
                                                                       -----------   -----------
   TOTAL LIABILITIES                                                    19,108,795    20,004,795
                                                                       -----------   -----------
                         Capital and Surplus
Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding                                  25,426        25,426
Capital in excess of par value                                           4,087,717     3,739,388
Unassigned surplus                                                       1,485,897     1,646,043
Special surplus tax - SSAP 10R                                             272,916            --
Special surplus funds from retroactive reinsurance                             398         2,316
                                                                       -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                             5,872,354     5,413,173
                                                                       -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                             $24,981,149   $25,417,968
                                                                       ===========   ===========

                See Notes to Statutory Basis Financial Statements

                       AMERICAN HOME ASSURANCE COMPANY

           STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                               STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                               (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008         2007
--------------------------------                                                    ----------   -----------   ----------
                                                   Statements of Income
Underwriting income:
   Premiums earned                                                                  $6,354,545   $ 7,393,221   $7,703,016
                                                                                    ----------   -----------   ----------
Underwriting deductions:
   Losses incurred                                                                   4,699,991     4,800,023    4,444,636
   Loss adjustment expenses incurred                                                   768,136       742,400      840,801
   Other underwriting expenses incurred                                              1,646,098     1,846,019    1,864,547
                                                                                    ----------   -----------   ----------
Total underwriting deductions                                                        7,114,225     7,388,442    7,149,984
                                                                                    ----------   -----------   ----------
NET UNDERWRITING (LOSS) INCOME                                                        (759,680)        4,779      553,032
                                                                                    ----------   -----------   ----------
Investment income:
   Net investment income earned                                                        791,263       912,331    1,019,018
   Net realized capital gains/(loss) (net of capital gains taxes: 2009 - $57,389;
      2008 - ($270,995); 2007 - $29,141)                                                93,056      (671,273)     117,037
                                                                                    ----------   -----------   ----------
NET INVESTMENT GAIN                                                                    884,319       241,058    1,136,055
                                                                                    ----------   -----------   ----------
Net loss from agents' or premium balances charged-off                                  (25,860)      (48,507)     (85,724)
Finance and service charges not included in premium                                      4,596        15,008       16,449
Other income                                                                            24,110       384,065       76,290
                                                                                    ----------   -----------   ----------
INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                       127,485       596,403    1,696,102
Federal income tax (benefit) expense                                                  (122,307)      235,238      348,359
                                                                                    ----------   -----------   ----------
   NET INCOME                                                                       $  249,792   $   361,165   $1,347,743
                                                                                    ==========   ===========   ==========
                                              Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year                               $5,413,173   $ 7,296,957   $6,211,853
   Adjustment to beginning surplus                                                     (32,602)          935      (56,532)
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                                5,380,571     7,297,892    6,155,321
                                                                                    ----------   -----------   ----------
Changes in  accouting principles (refer to Note 2)
   Adoption of SSAP 10R                                                                272,916            --           --
   Adoption of SSAP 43R                                                                (12,429)           --           --
Other changes in capital and surplus:
   Net income                                                                          249,792       361,165    1,347,743
   Change in net unrealized capital gains (net of capital gains taxes:
      2009 - $(202,913);  2008 - ($94,517); 2007 - $131,952)                          (113,064)   (1,194,450)    (103,183)
   Change in net deferred income tax                                                    59,354       (40,420)     (73,791)
   Change in non-admitted assets                                                      (318,767)       47,173      184,885
   Change in provision for reinsurance                                                   6,968        20,252       12,980
   Paid in capital and surplus                                                         343,286       856,617      161,945
   Dividends to stockholder                                                                 --    (1,582,633)    (615,000)
   Other surplus adjustments                                                            (7,211)       (6,013)      (1,572)
   Foreign exchange translation                                                         10,938      (346,410)     227,629
                                                                                    ----------   -----------   ----------
      TOTAL OTHER CHANGES IN CAPITAL AND SURPLUS                                       231,296    (1,884,719)   1,141,636
                                                                                    ----------   -----------   ----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                             $5,872,354   $ 5,413,173   $7,296,957
                                                                                    ==========   ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                       2009          2008          2007
--------------------------------                                                    ----------   -----------   -----------
                                                   Cash From Operations
Premiums collected, net of reinsurance                                              $6,306,324   $ 6,928,614   $ 7,948,658
Net investment income                                                                  743,343       975,968     1,058,334
Miscellaneous (expense) income                                                          (2,769)      349,699         7,137
                                                                                    ----------   -----------   -----------
   SUB-TOTAL                                                                         7,046,898     8,254,281     9,014,129
                                                                                    ----------   -----------   -----------
Benefit and loss related payments                                                    4,597,184     5,083,511     3,805,525
Commission and other expense paid                                                    2,520,462     2,518,097     2,470,003
Dividends paid to policyholders                                                            233           108           123
Federal and foreign income taxes (recovered) paid                                     (296,845)      190,586       330,784
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM OPERATIONS                                                   225,864       461,979     2,407,694
                                                                                    ----------   -----------   -----------
                                                   Cash From Investments
Proceeds from investments sold, matured, or repaid
   Bonds                                                                             4,332,397     7,091,835     4,926,616
   Stocks                                                                            1,731,884     2,999,022     3,450,014
   Other                                                                               222,781       468,262       269,849
                                                                                    ----------   -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                          6,287,062    10,559,119     8,646,479
                                                                                    ----------   -----------   -----------
Cost of investments acquired
   Bonds                                                                             6,666,144     5,302,577     5,748,239
   Stocks                                                                              496,025     2,918,679     3,296,552
   Other                                                                               107,966       227,385       772,178
                                                                                    ----------   -----------   -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                                7,270,135     8,448,641     9,816,969
                                                                                    ----------   -----------   -----------
   NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                (983,073)    2,110,478    (1,170,490)
                                                                                    ----------   -----------   -----------
                                       Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in                                                             91,418       691,898            --
Intercompany receivable and payable, net                                               771,557    (1,798,258)      (26,540)
Net deposit on deposit-type contracts and other insurance                               74,417        36,501        71,282
Equities in underwriting pools and associations                                        125,605       507,442      (360,841)
Collateral deposit liability                                                            31,448       (36,789)     (258,127)
Borrowed funds                                                                              --      (304,398)      101,075
Dividends to stockholder                                                                    --    (1,582,633)     (615,000)
Other                                                                                  (26,266)      548,510        (4,145)
                                                                                    ----------   -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES                             1,068,179    (1,937,727)   (1,092,296)
                                                                                    ----------   -----------   -----------
   EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  --            --         3,329
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                       310,970       634,730       148,237
Cash and short-term investments:
   Beginning of year                                                                 1,076,759       442,029       293,792
                                                                                    ----------   -----------   -----------
   END OF YEAR                                                                      $1,387,729   $ 1,076,759   $   442,029
                                                                                    ==========   ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation (formerly known as AIG Commercial Insurance Group, Inc.), which is in turn owned by Chartis Inc., a Delaware corporation, (formerly known as AIU Holdings, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and Chartis Inc.

     In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International).

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

     The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The names, the National Association of Insurance Commissioners (NAIC) company codes and inter-company pooling percentages of the Commercial Pool participants are as follows:

                                                                                                        Pool
                                                                                           NAIC    Participation
Company                                                                                  Co Code     Percentage
-------                                                                                  -------   -------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)                    19445         38%
(2) American Home Assurance Company (American Home)                                       19380         36%
(3) Commerce and Industry Insurance Company  (C&I)                                        19410         11%
(4) Chartis Property Casualty Company (Chartis PC) (formerly AIG Casualty Company)        19402          5%
(5) New Hampshire Insurance Company (New Hampshire)                                       23841          5%
(6) The Insurance Company of the State of Pennsylvania (ISOP)                             19429          5%
(7) Chartis Casualty Company (formerly American International South Insurance Company)    40258          0%
(8) Granite State Insurance Company                                                       23809          0%
(9) Illinois National Insurance Co.                                                       23817          0%

*    Lead Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association. As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008 and the year ended December 31, 2007.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Commercial Pool (formerly known as the National Union Commercial Pool). Refer to Note 5 for additional information.

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

     In 2007, the Superintendent permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures; as of December 31, 2007, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

DECEMBER 31,                                             2009         2008         2007
------------                                          ----------   ----------   ----------
NET INCOME, NY SAP                                    $  249,792   $  361,165   $1,347,743
State prescribed practices - (deduction):
   Non-tabular discounting                               (89,222)     (71,999)     (21,301)
                                                      ----------   ----------   ----------
NET INCOME, NAIC SAP                                  $  160,570   $  289,166   $1,326,442
                                                      ==========   ==========   ==========
STATUTORY SURPLUS, NY SAP                             $5,872,354   $5,413,173   $7,296,957
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (416,993)    (327,771)    (255,772)
   Credits for reinsurance                              (190,105)     (64,629)    (106,577)
   SSAP 48/SSAP 97                                            --           --      (30,616)
                                                      ----------   ----------   ----------
STATUTORY SURPLUS, NAIC SAP                           $5,265,256   $5,020,773   $6,903,992
                                                      ==========   ==========   ==========

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2009, 2008 and 2007 reporting periods.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     j. Statutory accounting and GAAP are consistent for the accounting of structured settlement annuities where the reporting entity is the owner and payee, and where the claimant is the owner and payee and the reporting entity has been released from its obligation.

          GAAP distinguishes structured settlement annuities where the owner is the claimant and a legally enforceable release from the reporting entity's liability is obtained from those where the claimant is the owner and payee but the reporting entity has not been released from its obligation. GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity where the claimant is the owner and payee yet the reporting entity has not been released from its obligation.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

     Invested Assets: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

          Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          income over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2009 and 2008, the market value of the Company's loan-backed and structured securities approximated $1,121,005 and $188,891, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2008, the Company received approval from NY SAP to account for its investment in TRH based on the equity method in accordance with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles
          (SSAP) No. 97, Investments in SCA Entities, (SSAP 97). Prior to 2008, TRH was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          not been written-off are non-admitted by the Company. As of December 31, 2009 and 2008, no investment income due and accrued was determined to be uncollectible or non-admitted.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:

     The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R, 99 and INT 06-07. For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

     In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          -    The Company may not realize a full recovery on its investment;

          -    Fundamental credit issues of the issuer;

          - An intent to sell the investment prior to the recovery of cost of the investment;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

          - An order of liquidation or other fundamental credit issues with the partnership;

          - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          - Evaluation of the current stage of the life cycle of the investment;

          - An intent to sell the investment prior to the recovery of cost of the investment;

          - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

     If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

     As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) - Loan-backed and Structured Securities (SSAP 43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. At December 31, 2009 and 2008, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,505,393 and $1,556,749, respectively, net of non-admitted premium balances of $60,232 and $72,597, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

For the years ended December 31,                                   2009       2008       2007
--------------------------------                                 --------   --------   --------
Net written premiums subject to retrospectively rated premiums   $526,445   $648,672   $811,018
Percentage of total net written premiums                              8.3%       9.5%      10.6%

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

     In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $159 and $219 in 2009 and 2008, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $21,973 and $400 in 2009 and 2008, respectively.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statement of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2009 and 2008, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,608,545 and $3,613,086, respectively.

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2009 and 2008, the net amount billed and recoverable on paid claims was $44,670 and $64,016, respectively, of which $32,283 and $40,854, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
     (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,383,737 and $2,263,861, as of December 31, 2009 and 2008,
     respectively. As of December 31, 2009 and 2008, the Company's tabular discount amounted to $240,933 and $263,886, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,383,737 and $2,263,861 as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the Company's non-tabular discount amounted to $416,993 and $327,771, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2009 and 2008, depreciation and amortization expense amounted to $22,999 and $25,260, and accumulated depreciation as of December 31, 2009 and 2008 amounted to $122,835

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     and $141,379, respectively.

     Reclassifications: Certain balances contained in the 2008 and 2007 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 Annual Statement, net of the related tax effect:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                      Direct (Charge) or Credit
                                                                        to Unassigned Surplus
                                                                      -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
amortized cost of loan-backed and structured securities at adoption           $(19,122)
Deferred tax on gross CEA                                                        6,693
                                                                              --------
Net cumulative effect of Change in Accounting Principle included in
the Statement of Capital and Surplus                                          $(12,429)
                                                                              ========

SSAP 10R

The Company accounted its income taxes in accordance with SSAP 10, Income Taxes. On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes - Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 9 herein for further discussion.

Presentation of Hybrid Securities

Effective January 1, 2009, the NAIC requires that any hybrid securities meeting the NAIC's definition be reported as bonds. The NAIC defines hybrid securities as those securities whose proceeds are accorded some degree of equity treatment by one or more of the nationally recognized statistical rating organizations and/or which are recognized as regulatory capital by the issuer's primary regulatory authority. Hybrid securities are designed with characteristics of debt and of equity and are intended to provide protection to the issuer's senior note holders. Hybrid securities are sometimes referred to as capital securities.

Prior to January 1, 2009, pursuant to the NAIC's short-term reporting guidance, all hybrid securities were reported as preferred stocks, except for those hybrid securities that had specifically been classified as bonds by the Securities Valuation Office (SVO) of the NAIC. The Company reported hybrid securities totaling $72,396 and $112,000 as of December 31, 2009 and 2008, respectively. This change had no impact to the Statements of Income and Changes in Capital and Surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2008, 2007 and 2006 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in an after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an adjustment to unassigned surplus as of January 1, 2009, 2008 and 2007. The impact of these adjustments on policyholder surplus as of January 1, 2009, 2008 and 2007 is as follows:

                                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                              SURPLUS          ASSETS       LIABILITIES
                                                                           -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2008                                                $5,413,173       $25,417,968    $20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                                            30,679            30,679             --
   Liability correction                                                        (97,307)               --         97,307
   Federal income taxes (includes $5,044 of deemed capital contribution)        34,026            34,026             --
                                                                            ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                       (32,602)           64,705         97,307
                                                                            ----------       -----------    -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                                     $5,380,571       $25,482,673    $20,102,102
                                                                            ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (such as: reconciliation adjustments, and insolvency/commutation write-offs).

The decrease in Federal Income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in nonadmitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                 POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                                     SURPLUS         ASSETS       LIABILITIES
                                                                 -------------   --------------   -----------
BALANCE AT DECEMBER 31, 2007                                      $7,296,957       $28,856,420    $21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                                  (9,156)           (9,156)            --
   Liability correction                                               15,525                --        (15,525)
   Federal income taxes, net of capital adjustments of $58,700        (5,434)           (5,434)            --
                                                                  ----------       -----------    -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS                 935           (14,590)       (15,525)
                                                                  ----------       -----------    -----------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                           $7,297,892       $28,841,830    $21,543,938
                                                                  ==========       ===========    ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                                                           POLICYHOLDERS   TOTAL ADMITTED      TOTAL
                                                              SURPLUS          ASSETS       LIABILITIES
                                                           -------------   --------------   ------------
BALANCE AT DECEMBER 31, 2006                                $6,211,853      $28,409,596      $22,197,743
Adjustments to beginning Capital and Surplus:
   Federal income taxes                                        (79,156)         (79,156)              --
   Goodwill                                                      2,146            2,146               --
   Asset admissibility                                           5,841            5,841               --
   Expense recognition                                          14,637               --          (14,637)
                                                            ----------      -----------      -----------
      TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS       (56,532)         (71,169)         (14,637)
                                                            ----------      -----------      -----------
BALANCE AT JANUARY 1, 2007, AS ADJUSTED                     $6,155,321      $28,338,427      $22,183,106
                                                            ==========      ===========      ===========

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2009 and 2008.

                                               2009                       2008
                                     -------------------------   -------------------------
                                       CARRYING     STATUTORY      CARRYING     STATUTORY
                                        AMOUNT      FAIR VALUE      AMOUNT      FAIR VALUE
                                     -----------   -----------   -----------   -----------
Assets:
   Bonds                             $16,002,641   $16,447,457   $13,907,986   $13,274,193
   Common stocks                       1,031,425     1,031,425     2,064,755     2,064,755
   Preferred stocks                      121,584       121,933       138,025       138,025
   Other invested assets               1,382,807     1,382,807     1,555,659     1,555,659
   Cash and short-term investments     1,387,729     1,387,729     1,076,759     1,076,759
   Receivable for securities               1,582         1,582         1,711         1,711
   Equities in underwriting pools
      and associations                   581,017       581,017       699,244       699,244
Liabilities:
   Collateral deposit liability      $   417,834   $   417,834   $   318,127   $   318,127

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     - The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     - The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2009 and 2008 are outlined in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                    GROSS        GROSS
                                                                    AMORTIZED    UNREALIZED   UNREALIZED      MARKET
                                                                       COST         GAINS       LOSSES         VALUE
                                                                   -----------   ----------   ----------   -----------
AS OF DECEMBER 31, 2009
   U.S. governments                                                $   540,549    $  3,443     $  7,737    $   536,255
   All other governments                                               489,169      10,356        2,997        496,528
   States, territories and possessions                               2,315,485     128,208       13,486      2,430,207
   Political subdivisions of states, territories and possessions     3,090,767     133,226        5,565      3,218,428
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   7,893,035     261,797       50,132      8,104,700
   Hybrid securities                                                    76,728          70        4,402         72,396
   Industrial and miscellaneous                                      1,596,908      20,397       28,362      1,588,943
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2009                         $16,002,641    $557,497     $112,681    $16,447,457
                                                                   ===========    ========     ========    ===========
AS OF DECEMBER 31, 2008
   U.S. governments                                                $   342,814    $ 17,532     $    857    $   359,489
   All other governments                                               237,743       5,372           71        243,044
   States, territories and possessions                               2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and
      authorities and their political subdivisions                   6,841,572      81,971      442,673      6,480,870
   Hybrid securities                                                   117,650          18        5,668        112,000
   Public utilities                                                     37,551         490           --         38,041
   Industrial and miscellaneous                                        915,368       4,936      275,152        645,152
                                                                   -----------    --------     --------    -----------
      TOTAL BONDS, AS OF DECEMBER 31, 2008                         $13,907,986    $224,928     $858,721    $13,274,193
                                                                   ===========    ========     ========    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The amortized cost and market values of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                          AMORTIZED       MARKET
                                             COST         VALUE
                                         -----------   -----------
Due in one year or less                  $    80,365   $    82,322
Due after one year through five years      1,944,951     2,009,077
Due after five years through ten years     3,618,623     3,754,341
Due after ten years                        9,225,715     9,480,712
Structured securities                      1,132,987     1,121,005
                                         -----------   -----------
   TOTAL BONDS                           $16,002,641   $16,447,457
                                         ===========   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,            2009                       2008                      2007
--------------------------------   -----------------------   -----------------------   -----------------------
                                                  EQUITY                    EQUITY                    EQUITY
                                      BONDS     SECURITIES      BONDS     SECURITIES      BONDS     SECURITIES
                                   ----------   ----------   ----------   ----------   ----------   ----------
Proceeds from sales                $3,921,920   $1,636,318   $6,117,426   $2,755,122   $4,142,868   $2,980,634
Gross realized gains                   36,760      628,427       80,829      255,843       83,609      191,600
Gross realized losses                  46,196      225,886      125,139      487,333       17,451      151,981

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2009 and 2008 are set forth in the table below:

                                          DECEMBER 31, 2009
                    -------------------------------------------------------------
                     COST OR       GROSS        GROSS
                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST        GAINS       LOSSES        VALUE        VALUE
                    ---------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated        $183,313    $  9,594     $ 55,546    $  137,361   $  137,361
   Non-affiliated     403,196     535,657       44,789       894,064      894,064
                     --------    --------     --------    ----------   ----------
      TOTAL          $586,509    $545,251     $100,335    $1,031,425   $1,031,425
                     ========    ========     ========    ==========   ==========
Preferred stocks:
   Non-affiliated    $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     --------    --------     --------    ----------   ----------
      TOTAL          $107,923    $ 14,066     $     55    $  121,933   $  121,584
                     ========    ========     ========    ==========   ==========

                                           DECEMBER 31, 2008
                    --------------------------------------------------------------
                      COST OR       GROSS       GROSS
                     AMORTIZED   UNREALIZED   UNREALIZED     MARKET      CARRYING
                       COST         GAINS       LOSSES        VALUE        VALUE
                    ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated       $  494,547   $  981,812    $130,781    $1,345,578   $1,345,578
   Non-affiliated      784,440       86,171     151,434       719,177      719,177
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $1,278,987   $1,067,983    $282,215    $2,064,755   $2,064,755
                    ==========   ==========    ========    ==========   ==========
Preferred stocks:
   Non-affiliated   $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ----------   ----------    --------    ----------   ----------
      TOTAL         $  160,145   $    1,878    $ 23,998    $  138,025   $  138,025
                    ==========   ==========    ========    ==========   ==========

The Company held no derivative investment as of December 31, 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2009 and 2008 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2009:
   U. S. governments                     $  459,676    $  7,737    $     --     $    --    $  459,676    $  7,737
   All other governments                    101,140         635      35,900       2,362       137,040       2,997
   States, territories and possessions      207,104       6,894      62,643       6,592       269,747      13,486
   Political subdivisions of states,
      territories and possessions           236,002       5,065      15,884         500       251,886       5,565
   Special revenue                          895,012      15,437     596,657      34,695     1,491,669      50,132
   Hybrid securities                         21,811       4,402          --          --        21,811       4,402
   Industrial and miscellaneous             284,987      27,845         660         517       285,647      28,362
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS                            2,205,732      68,015     711,744      44,666     2,917,476     112,681
                                         ----------    --------    --------     -------    ----------    --------
   Affiliated                                79,958      44,519      24,300      11,027       104,258      55,546
   Non-affiliated                            72,640      19,952      66,442      24,837       139,082      44,789
                                         ----------    --------    --------     -------    ----------    --------
   Common stock                             152,598      64,471      90,742      35,864       243,340     100,335
                                         ----------    --------    --------     -------    ----------    --------
   Preferred stock                           11,739          55          --          --        11,739          55
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL STOCKS                             164,337      64,526      90,742      35,864       255,079     100,390
                                         ----------    --------    --------     -------    ----------    --------
   TOTAL BONDS AND STOCKS                $2,370,069    $132,541    $802,486     $80,530    $3,172,555    $213,071
                                         ==========    ========    ========     =======    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                            12 MONTHS OR LESS       GREATER THAN 12 MONTHS            TOTAL
                                         -----------------------   -----------------------   -----------------------
                                            FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
       DESCRIPTION OF SECURITIES            VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
       -------------------------         ----------   ----------   ----------   ----------   ----------   ----------
As of December 31, 2008:
   U. S. governments                     $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments                      3,084          71            --          --         3,084           71
   States, territories and possessions      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions         1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue                        3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Industrial and miscellaneous             320,499     218,513       116,324      62,307       436,823      280,820
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS                            6,533,132     570,827     1,216,730     287,894     7,749,862      858,721
                                         ----------    --------    ----------    --------    ----------   ----------
   Affiliated                                    --         408       129,959     130,373       129,959      130,781
   Non-affiliated                           382,359     142,256         8,227       9,178       390,586      151,434
                                         ----------    --------    ----------    --------    ----------   ----------
   Common stock                             382,359     142,664       138,186     139,551       520,545      282,215
                                         ----------    --------    ----------    --------    ----------   ----------
   Preferred Stock                           87,082      20,966            --       3,033        87,082       23,999
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL STOCKS                             469,441     163,630       138,186     142,584       607,627      306,214
                                         ----------    --------    ----------    --------    ----------   ----------
   TOTAL BONDS AND STOCKS                $7,002,573    $734,457    $1,354,916    $430,478    $8,357,489   $1,164,935
                                         ==========    ========    ==========    ========    ==========   ==========

As of December 31, 2009 and 2008, the Company does not intend to sell these securities.

The Company reported write-downs on its bond investments due to OTTI in fair value of $38,733, $28,758 and $14,097 in 2009, 2008 and 2007, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $38,827, $437,833 and $16,271 during 2009, 2008 and 2007, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company reported the following write-downs on its joint venture and partnership investments due to OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                 2009      2008      2007
--------------------------------               --------   ------   -------
AIG Black Sea Holding, L.P. (BTC Investment)   $ 57,728   $   --   $    --
AIG Private Equity Portfolio, L.P.                3,542       --        --
Arrowpath Fund II, L.P.                           4,973       --        --
Blackstone Kalix Fund L.P.                        3,179       --        --
Brencourt Multi-Strategy, L.P.                    3,899       --        --
Capvest Equity Partners, L.P.                    13,372       --        --
Electra European Fund II                         17,266       --     2,619
J.C. Flowers Fund II, L.P.                       20,286       --     6,017
Meritage Private Equity Fund, L.P.                1,239       --        --
Valueact Capital Partners III                     8,811       --        --
AZ Auto Hldgs LLC                                 4,102       --        --
Valueact Capital Partners                            --    2,270        --
Spencer Capital Opportunity Fund LLP                 --    1,213        --
ATV VI                                               --       --     1,604
TH Lee Putnam                                        --       --     1,000
Morgan Stanley III                                   --       --     1,032
Items less than $1.0 million                      2,255    2,380     1,820
                                               --------   ------   -------
   TOTAL                                       $140,652   $5,863   $14,092
                                               ========   ======   =======

Securities carried at an amortized cost of $1,210,917 and $1,066,438 were deposited with regulatory authorities as required by law as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, included in Net Investment Income Earned were investment expenses of $11,116, $8,439 and $9,607, respectively and interest expense of $9,737, $27,739 and $99,036, respectively.

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted the standard on January 1, 2008. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds and hybrid securities with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     - Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     - Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available, market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used as of December 31, 2009 and 2008:

                                DECEMBER 31, 2009
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $  8,462   $37,738   $   46,200
Common stocks       880,282     13,782        --      894,064
Preferred stocks         --    117,676     2,905      120,581
                   --------   --------   -------   ----------
Total              $880,282   $139,920   $40,643   $1,060,845
                   ========   ========   =======   ==========

                                DECEMBER 31, 2008
                   ------------------------------------------
                    Level 1    Level 2   Level 3      Total
                   --------   --------   -------   ----------
Bonds              $     --   $107,099   $44,055   $  151,154
Common stocks       857,376        371     8,660      866,407
Preferred stocks        739    137,285        --      138,024
                   --------   --------   -------   ----------
Total              $858,115   $244,755   $52,715   $1,155,585
                   ========   ========   =======   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The following table presents changes during 2009 and 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2009 and 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2009 and 2008.

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included      Issuances,       Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2009
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $44,055                $(23,257)                   $14,459            $(5,120)        $ 7,601       $37,738
Common stocks           8,660                      --                     (1,016)                --          (7,644)           --
Preferred stocks           --                      --                       (128)                --           3,033         2,905
                      -------                --------                    -------            -------         -------       -------
Total                 $52,715                $(23,257)                   $13,315            $(5,120)        $ 2,990       $40,643
                      =======                ========                    =======            =======         =======       =======

                                   Net Realized and Unrealized
                      Balance     Gains (Losses) Included in Net    Unrealized Gains   Purchases, Sales,                Balance at
                   Beginning of   Investment Income and Realized   (Losses) Included       Issuances,      Transfers   December 31,
                       Year           Capital Gains (Losses)           in Surplus       Settlements, Net    In (Out)       2008
                   ------------   ------------------------------   -----------------   -----------------   ---------   ------------
Bonds                 $47,498                 $(155)                     $(13,034)           $(2,843)       $12,589       $44,055
Common stocks          13,295                    60                        (5,957)             1,262             --         8,660
                      -------                 -----                      --------            -------        -------       -------
Total                 $60,793                 $ (95)                     $(18,991)           $(1,581)       $12,589       $52,715
                      =======                 =====                      ========            =======        =======       =======

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

Other invested assets

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

                                  DECEMBER 31, 2009
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $--     $29,323   $29,323
                          ---       ---     -------   -------
Total                     $--       $--     $29,323   $29,323
                          ===       ===     =======   =======

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                  DECEMBER 31, 2008
                        -------------------------------------
                        Level 1   Level 2   Level 3    Total
                        -------   -------   -------   -------
Other invested assets     $--       $787     $1,068   $1,855
                          ---       ----     ------   ------
Total                     $--       $787     $1,068   $1,855
                          ===       ====     ======   ======

Loan-Backed and Structured Securities:

1. At December 31, 2009, the Company had no loan-backed and structured securities with the intent to sell or that the Company does not have the intent or ability to hold to recovery.

2. At December 31, 2009, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI after adoption of SSAP 43R:

            Book/Adjusted Carrying
                Value Amortized
              Cost Before Current      Present Value of     Recognized   Amortized Cost
  Cusip           Period OTTI        Projected Cash Flows      OTTI        After OTTI     Fair Value
  -----     ----------------------   --------------------   ----------   --------------   ----------
126694A40           $   172                 $   169           $    3         $   169        $   147
23243AAB2             8,944                   8,802              142           8,802          6,487
23244JAC0             4,421                   4,414                7           4,414          3,325
251510LD3             6,534                   6,431              103           6,431          3,474
39538AAC0             3,528                   3,480               48           3,480          1,910
39538AAG1             4,286                   4,062              224           4,062            882
39538BAB0             3,594                   3,537               57           3,537          1,879
39538BAE4             4,347                   4,181              166           4,181          1,124
39538CAC6             3,564                   3,522               42           3,522          1,230
39538CAE2             4,765                   2,865            1,900           2,865          1,198
39539HAC4             3,446                   3,420               26           3,420          2,280
45254NQX8             2,428                   2,318              110           2,318          1,527
525221JH1             2,502                   2,482               20           2,482          1,627
52522RAB6             5,871                   5,771              100           5,771          4,970
52525LAQ3             6,237                   5,301              936           5,301          3,377
550279AA1             2,996                   2,967               29           2,967          1,759
57645TAA5             8,168                   8,043              125           8,043          4,449
61748JAD9             1,333                   1,307               26           1,307            823
                    -------                 -------           ------         -------        -------
                    $77,136                 $73,072           $4,064         $73,072        $42,468
                    =======                 =======           ======         =======        =======

     The Company recognized total OTTI of $49,128 for loan-backed and structured securities currently held by the Company at December 31, 2009.

3. At December 31, 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                              12 Months or              Greater than
                                                  Less                   12 Months                   Total
                                        -----------------------   -----------------------   -----------------------
                                                     Unrealized                Unrealized                Unrealized
Description of Securities               Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------               ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed  Securities                   $39,240      $23,923       $660         $517        $39,900      $24,440
                                          -------      -------       ----         ----        -------      -------
Total temporarily impaired securities     $39,240      $23,923       $660         $517        $39,900      $24,440
                                          =======      =======       ====         ====        =======      =======

4. In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2009, 2008 and 2007 is set forth in the table below:

                                                      2009          2008          2007
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR    $13,268,600   $13,732,102   $12,754,581
Incurred losses and LAE related to:
   Current accident year                            4,528,746     5,573,146     5,366,376
   Prior accident years                               939,381       (30,723)      (80,939)
                                                  -----------   -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                 5,468,127     5,542,423     5,285,437
                                                  -----------   -----------   -----------
Paid losses and LAE related to:
   Current accident year                           (1,426,132)   (1,689,045)   (1,436,644)
   Prior accident years                            (3,828,094)   (4,316,880)   (2,871,272)
                                                  -----------   -----------   -----------
      TOTAL PAID LOSSES AND LAE                    (5,254,226)   (6,005,925)   (4,307,916)
                                                  -----------   -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,   $13,482,501   $13,268,600   $13,732,102
                                                  ===========   ===========   ===========

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development on Directors & Officers liability and other classes of business offset adverse development on the Company's Excess Casualty business. The adverse development on Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5E). The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Also, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Auto Group. See Note 5E for further details.

In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $166,812, $178,706 and $199,953, respectively.

As of December 31, 2009, 2008 and 2007, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,336,235, $5,340,598 and $5,987,568, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2009, 2008 and 2007, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                     ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                           ----------------------------------   ------------------------------
                                              2009        2008        2007        2009       2008       2007
                                           ---------   ---------   ----------   --------   --------   --------
Direct:
Loss and LAE reserves, beginning of year   $ 905,282   $ 983,031   $1,098,137   $105,450   $137,135   $178,384
   Incurred losses and LAE                   175,575      98,429       34,757     (3,738)   (13,665)      (468)
   Calendar year paid losses and LAE        (190,209)   (176,178)    (149,863)   (13,162)   (18,020)   (40,781)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 890,648   $ 905,282   $  983,031   $ 88,550   $105,450   $137,135
                                           =========   =========   ==========   ========   ========   ========
Assumed:
Loss and LAE reserves, beginning of year   $  86,375   $  89,655   $   97,344   $  5,077   $  5,933   $  4,948
   Incurred losses and LAE                    (1,517)     12,578        5,160        856       (735)     1,386
   Calendar year paid losses and LAE           1,099     (15,858)     (12,849)      (189)      (121)      (401)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $  85,957   $  86,375   $   89,655   $  5,744   $  5,077   $  5,933
                                           =========   =========   ==========   ========   ========   ========
Net of reinsurance:
Loss and LAE reserves, beginning of year   $ 414,790   $ 464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
   Incurred losses and LAE                    54,172      27,666       10,155      1,800         32      1,691
   Calendar year paid losses and LAE         (75,705)    (76,966)     (79,170)   (10,686)   (14,013)   (22,273)
                                           ---------   ---------   ----------   --------   --------   --------
LOSS AND LAE RESERVES, END OF YEAR         $ 393,257   $ 414,790   $  464,090   $ 48,761   $ 57,647   $ 71,628
                                           =========   =========   ==========   ========   ========   ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                         ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
                                 ------------------------------   ---------------------------
                                   2009       2008       2007       2009      2008      2007
                                 --------   --------   --------   -------   -------   -------
Direct basis                     $503,724   $524,100   $619,127   $29,091   $39,611   $56,093
Assumed reinsurance basis          41,926     37,560     44,945       520        96     1,191
Net of ceded reinsurance basis    221,716    238,704    296,910    14,070    19,081    25,942

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                       ASBESTOS LOSSES             ENVIRONMENTAL LOSSES
                                 ---------------------------   ---------------------------
                                   2009      2008      2007      2009      2008      2007
                                 -------   -------   -------   -------   -------   -------
Direct basis                     $55,969   $58,233   $68,792   $12,468   $16,976   $24,040
Assumed reinsurance basis          7,009     7,124     6,570       164       109       351
Net of ceded reinsurance basis    26,985    29,473    34,565     5,971     8,245    10,958

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2009 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in Note 1.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

     AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                        PARTICIPATION
                                                                           INITIAL         PERCENT
                                                             NAIC CO.   PARTICIPATION    SPECIFIC TO
MEMBER COMPANY                                                 CODE        PERCENT       JAPAN RISK
--------------                                               --------   -------------   -------------
Chartis Overseas Limited                                          --        67.0%           85.0%
Commercial Pool member companies, as follows:                     --        33.0%           15.0%
   New Hampshire Insurance Company                             23841        12.0%           10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.    19445        11.0%            5.0%
   American Home Assurance Company                             19380        10.0%            0.0%

In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                   2009        2008
------------------                                ---------   ---------
Assumed reinsurance receivable                    $  22,795   $  36,798
Funds held by ceding reinsurers                       8,204       6,821
Reinsurance recoverable                              34,838      26,961
Equities in underwriting pools and associations     581,017     699,244
                                                  ---------   ---------
TOTAL ASSETS                                      $ 646,854   $ 769,824
                                                  ---------   ---------
Loss and LAE reserves                               491,833     548,564
Unearned premium reserves                           224,644     240,933
Funds held                                           14,524      15,031
Ceded balances payable                               61,413      75,043
Retroactive reinsurance                                (132)       (132)
Assumed reinsurance payable                          10,386      25,472
                                                  ---------   ---------
TOTAL LIABILITIES                                 $ 802,668   $ 904,911
                                                  ---------   ---------
TOTAL SURPLUS                                     $(155,814)  $(135,087)
                                                  =========   =========

As of December 31, 2009, the Association reported an asset of $2.3 billion representing the value of subsidiaries and affiliated entities (SCAs), of which Chartis Europe S.A. represented $1.9 billion and Chartis UK Holdings represented $338 million, respectively.

While the New York Insurance Department is not the domiciliary jurisdiction for the Association, the Department

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     did not object to the Association's request allowing the valuation of Chartis UK Holdings to be based on audits of underlying entities in 2009.

     The Company's interest in the SCAs reported by the Association is consistent with its participation in the Association and the National Union inter-company pooling agreement and was $275 million as of December 31, 2009, which has been reported by the Company as a component Equities in Underwriting Pools and Associations.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

     The guarantees are not expected to have a material effect upon the Company's surplus. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2009 are included in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                         DATE       DATE     POLICYHOLDER'S    INVESTED    ESTIMATED  POLICYHOLDER'S
GUARANTEED COMPANY                                      ISSUED   TERMINATED   OBLIGATIONS @    ASSETS @       LOSS        SURPLUS
------------------                                     --------  ----------  --------------  ------------  ---------  --------------
AIG Advantage Insurance Company               ***      12/15/97   08/31/09    $     42,763   $     25,907     $--       $    23,821
AIG Edison Life Insurance Company                      08/29/03                 23,067,815     24,634,406      --         2,376,869
Chartis Europe, S.A. (f/k/a AIG Europe S.A.)  **       09/15/98                  5,908,063      4,045,169      --         3,165,580
AIG Europe (Netherlands) N.V.                 **       09/20/04   02/28/10              --        524,842      --           606,942
AIG Hawaii Insurance Company, Inc.            ***      11/05/97   08/31/09          45,207         83,434      --            63,827
AIG Mexico Seguros Interamericana, S.A. de
   C.V.                                       **       12/15/97                    290,575         75,489      --            54,113
SunAmerica Annuity and Life Assurance
   Company                                    *        01/04/99   12/29/06      18,484,406     18,800,227      --           650,346
Landmark Insurance Company, Ltd (UK)          *        03/02/98   11/30/07         212,084      4,255,579      --         1,881,367
American General Life Insurance Company                03/03/03   12/29/06      31,101,030     35,598,876      --         5,947,182
American General Life and Accident Insurance
   Company                                             03/03/03                  8,447,699      9,024,223      --           675,741
American International Insurance Company      ***      11/05/97   08/31/09         363,976      1,036,503      --           461,292
American International Insurance Company of
   California, Inc.                           ***      12/15/97   08/31/09         142,101         23,271      --            24,668
American International Insurance Company of
   New Jersey                                 ***      12/15/97   08/31/09          45,733         36,907      --            34,399
First SunAmerica Life Insurance Company       *        01/04/99   01/31/08       4,959,942      8,693,009      --           772,623
Lloyd's Syndicate 1414 (Ascot Corporate
   Name)                                      **  +    01/20/05   10/31/07         334,056        897,820      --           243,998
SunAmerica Life Insurance Company             *        01/04/99   12/29/06      11,395,913     16,916,592      --         4,017,975
The United States Life Insurance Company in
   the City of NY                                 ++   03/03/03   04/30/10       5,393,222      4,953,651      --           484,931
The Variable Annuity Life Insurance Company            03/03/03   12/29/06      46,779,349     55,578,672      --         3,622,126
American Home do Brasil S.A.                  **       08/05/98   10/31/07              --            561      --               637
American International Assurance Co
   (Australia) Ltd                                     11/01/02                    368,586        741,328      --            98,686
                                                                              ------------   ------------     ---       -----------
   TOTAL                                                                      $157,382,520   $185,946,466     $--       $25,207,123
                                                                              ============   ============     ===       ===========

*    The guaranteed company is also backed by a support agreement issued by AIG.

**   Policyholders' surplus is based on local GAAP financial statements.

*** Formerly part of AIG's U.S. personal auto group, sold on July 1, 2009 to Farmers Group, Inc. a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to the Company's obligations under this guarantee.

+ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 was terminated on September 30, 2008.

++   This guarantee will terminate as to policies written after April 30, 2010.

@ Policyholder's Obligations and Invested Assets includes separate account liabilities and separate account assets, respectively.

     The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2009 and 2008, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2009 and 2008 balances are net of $0 and $0 respectively of non-admitted balances.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

                                                                                  CARRYING      CHANGE IN
                                                     AFFILIATE                    VALUE AT       CARRYING
                                                     OWNERSHIP   ACTUAL COST    DECEMBER 31,      VALUE
AFFILIATED COMMON STOCK INVESTMENTS                   PERCENT        2009           2009           2009
-----------------------------------                  ---------   -----------    ------------   -----------
21st Century Insurance Group                   (b)       0.0%      $     --       $     --     $  (117,912)
AIG Hawaii Insurance Company, Inc.             (b)       0.0%            --             --         (64,060)
AIG Mexico Industrial, L.L.C.                           49.0%         8,932         10,387           1,604
AIG Non Life Holding Company (Japan), Inc.             100.0%       124,477         79,958         (47,821)
American International Realty Corporation               31.5%        14,169         20,624         (29,913)
Eastgreen, Inc.                                         13.8%        12,804          9,927             (37)
AIU Brasil Affiliate                                   100.0%           408          2,092           2,092
Fuji Fire and Marine Insurance Company                   2.8%        17,078         12,180          (7,271)
Pine Street Real Estate Holdings Corporation            31.5%         5,445          2,193             110
Transatlantic Holdings, Inc.                   (a)       0.0%            --             --        (945,009)
                                                                   --------       --------     -----------
   TOTAL COMMON STOCKS-- AFFILIATES                                $183,313       $137,361     $(1,208,217)
                                                                   ========       ========     ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

                                                                           CARRYING     CHANGE IN
                                               AFFILIATE                   VALUE AT      CARRYING
                                               OWNERSHIP   ACTUAL COST   DECEMBER 31,     VALUE
AFFILIATED COMMON STOCK INVESTMENTS             PERCENT        2008          2008          2008
-----------------------------------            ---------   -----------   ------------   ---------
21st Century Insurance Group                      16.4%      $238,948     $  117,912    $   9,946
AIG Hawaii Insurance Company, Inc.               100.0%        10,000         64,060         (687)
AIG Mexico Industrial, L.L.C.                     49.0%         8,725          8,783         (176)
AIG Non Life Holding Company (Japan), Inc.       100.0%       124,477        127,779     (117,378)
American International Insurance Company           0.0%            --             --      (91,791)
American International Realty Corporation         31.5%        37,771         50,537          114
Eastgreen, Inc.                                   13.8%        12,804          9,964          (27)
Fuji Fire and Marine Insurance Company             2.8%        22,309         19,451       19,451
Pine Street Real Estate Holdings Corporation      31.5%         5,445          2,083        2,083
Transatlantic Holdings, Inc.                      33.2%        34,068        945,009     (281,749)
                                                             --------     ----------    ---------
   TOTAL COMMON STOCKS - AFFILIATES                          $494,547     $1,345,578    $(460,214)
                                                             ========     ==========    =========

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 1).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2009 and 2008, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $908,367 and $959,265, respectively.

E.   RESTRUCTURING

     DOMESTIC OPERATIONS

     On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continues to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock.

     Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

     In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

          1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

          2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

          3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

     Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

     The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

     Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

     AMERICAN HOME CANADIAN BRANCH NOVATION

     Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     result of this transaction:

Description                                                         Amount
-----------                                                       ---------
Loss from investments included in realized capital gains/losses   $(210,868)
Underwriting gain                                                    13,762
Other income (ceding commission)                                     14,276
Gain relating to foreign exchange included in other income          371,741
                                                                  ---------
Net pre-tax gain                                                  $ 188,911
                                                                  =========

     In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                    Dividend
-------                                                    --------
National Union Fire Insurance Company of Pittsburgh, Pa.   $299,000
American Home Assurance Company                             170,000
Commerce and Industry Insurance Company                     103,000
Chartis Property Casualty Company                           103,000
The Insurance Company of the State of Pennsylvania          122,000
New Hampshire Insurance Company                             167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

                                                              Capital
Company                                                    Contribution
-------                                                    ------------
National Union Fire Insurance Company of Pittsburgh, Pa.     $299,000
Chartis Property Casualty Company                             103,000
The Insurance Company of the State of Pennsylvania            122,000
New Hampshire Insurance Company                               167,000

     FOREIGN OPERATIONS RESTRUCTURING

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     reported through the Company's participation in the Association. The Association reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in the Association. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     During the 2008 year there were additional contributions to UK Holdings by the Association and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the 2008 Company's financial statements:

                                                    Investment in
                                   P VII Transfer    UK Holdings      Total
                                   --------------   -------------   ---------
Participation in the Association     $(383,080)       $(14,651)     $(397,731)
Liabilities                            446,151              --        446,151
Underwriting income                     57,634              --         57,634
Other income                             3,783              --          3,783
Net income (pre-tax)                    87,664              --         87,664
Surplus (pre-tax)                       63,071         (14,651)        48,420

F.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2009 and 2008 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2009 and 2008 and all capital contributions and dividends.

                                                                     ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                                        THE COMPANY               THE COMPANY
                                                                  -----------------------   -----------------------
  DATE OF                                                         STATEMENT                 STATEMENT
TRANSACTION    EXPLANATION OF TRANSACTION     NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ----------------------------   ------------------   ---------   -----------   ---------   -----------
06/30/09        Capital contribution (c)     Chartis U.S., Inc.    $    948     In kind      $     --        --
06/30/09        Capital contribution (a)     Chartis U.S., Inc.      75,923       Cash             --        --
06/30/09      Capital contribution (a) (c)   Chartis U.S., Inc.     157,679     In kind            --        --
12/31/09        Capital contribution (c)     Chartis U.S., Inc.      58,930     In kind            --        --
06/30/09          Capital contribution       Chartis U.S., Inc.      15,495       Cash             --        --
07/01/09        Capital contribution (b)     Chartis U.S., Inc.      27,886     In kind            --        --
12/31/09          Capital contribution       Chartis U.S., Inc.       6,425     In kind            --        --
06/22/09          Purchases of security        National Union       573,629      Bonds        573,629       Cash
10/30/09          Purchases of security             AIGSL           133,979      Bonds        133,979       Cash
07/01/09              Sale of bonds                 AIIC            219,257       Cash        219,257      Bonds

(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)  Sale of Personal Auto Group

(c)  Capital contributions in lieu of Tax Sharing Agreement

AIGSL: AIG Security Lending

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                  THE COMPANY                 THE COMPANY
                                                              ------------------        -----------------------
   DATE OF           EXPLANATION                              STATEMENT                 STATEMENT
TRANSACTION        OF TRANSACTION         NAME OF AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
-----------   ------------------------   ------------------   ---------   -----------   ---------   -----------
  02/25/08            Dividend           Chartis U.S., Inc.    $     --        --       $ 90,000        Cash
  03/31/08            Dividend           Chartis U.S., Inc.          --        --        200,000        Cash
  06/30/08          Dividend (c)         Chartis U.S., Inc.          --        --         90,813(b)   In kind
  06/30/08            Dividend           Chartis U.S., Inc.          --        --        177,425        Cash
  09/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        163,395        Cash
  11/30/08          Dividend (c)         Chartis U.S., Inc.          --        --        170,000(a)     Cash
  12/29/08          Dividend (c)         Chartis U.S., Inc.          --        --        683,000(a)     Cash
  12/31/08          Dividend (c)         Chartis U.S., Inc.          --        --          8,000(a)  Securities
  08/14/08      Purchases of security          AIGSL            177,605       Cash       177,605       Bonds
  08/15/08      Purchases of security          AIGSL            144,305       Cash       144,305       Bonds
  09/30/08      Capital contribution           AIGSL                898       Cash            --         --
   Various    Capital contribution (d)   Chartis U.S., Inc.     164,719     In kind           --         --
     (1)        Capital contribution     Chartis U.S., Inc.     691,000       Cash            --         --

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of Company's Canadian branch to Chartis Insurance Company of Canada - Refer to Note 5E

(b)  Transfer and reorganization of AIIC - Refer to Note 5E

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement

The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2009, 2008 and 2007.

In the ordinary course of business, the Company utilizes Chartis Claims, Inc., AIG Technology, Inc., and PineBridge Investment LLC (PineBridge) for data center systems, investment services, salvage and subrogation, and claims management, respectively. As of March 2010, PineBridge was sold to a third party. It will continue to manage a portion of the Company's investments. In connection with these services, the fees incurred by the Company to these affiliates during 2009, 2008 and 2007 are outlined in the table below:

FOR THE YEARS ENDED DECEMBER 31,                                     2009       2008       2007
--------------------------------                                   --------   --------   --------
Chartis Claims, Inc. (formerly AIG Domestic Claims, Inc.)          $255,941   $254,033   $243,985
AIG Technology, Inc.                                                 28,727     31,036     28,562
PineBridge Investment LLC (formerly AIG Global Investment Corp.)      6,960      6,895      7,273
                                                                   --------   --------   --------
   TOTAL                                                           $291,628   $291,964   $279,820
                                                                   ========   ========   ========

As of December 31, 2009 and 2008, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,291,310 and $228,165, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

Federal and foreign income taxes recoverable from affiliates as of December 31, 2009 and 2008 amounted to $383,766 and $406,899, respectively.

At December 31, 2009, the amount due from National Union as the lead company of the intercompany pool is $90,429.

During 2009, 2008 and 2007 the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows. AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

AS OF DECEMBER 31,           2009      2008      2007
------------------         -------   -------   -------
Accounts receivable sold   $27,148   $71,679   $53,865
Losses recorded                639     1,842     1,605

As of December 31, 2009 and 2008, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

AS OF DECEMBER 31,                                      2009      2008
------------------                                    -------   --------
Balances with pool member companies                   $90,429   $827,061
Balances less than 0.5% of admitted assets                406      3,656
                                                      -------   --------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES   $90,835   $830,717
                                                      =======   ========
Balances with pool member companies                   $21,373   $     --
Balances less than 0.5% of admitted assets             49,295     38,999
                                                      -------   --------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES        $70,668   $ 38,999
                                                      =======   ========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2009, 2008 and 2007, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,             2009                        2008                        2007
--------------------------------   ------------------------   -------------------------   -------------------------
                                     WRITTEN       EARNED       WRITTEN        EARNED       WRITTEN        EARNED
                                   ----------   -----------   -----------   -----------   -----------   -----------
Direct premiums                    $2,181,231   $ 2,429,839   $ 3,003,169   $ 4,553,852   $ 6,744,997   $ 7,388,935
Reinsurance premiums assumed:
   Affiliates                       7,553,633     8,250,685     9,358,318    10,173,382    11,006,993    11,024,337
   Non-affiliates                      51,887        46,888       166,239       238,591       173,756       107,304
                                   ----------   -----------   -----------   -----------   -----------   -----------
      GROSS PREMIUMS                9,786,751    10,727,412    12,527,726    14,965,825    17,925,746    18,520,576
                                   ----------   -----------   -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                       2,624,677     3,172,378     4,663,334     6,541,514     9,049,872     9,598,801
   Non-affiliates                   1,099,681     1,200,489     1,018,383     1,031,090     1,215,889     1,218,759
                                   ----------   -----------   -----------   -----------   -----------   -----------
      NET PREMIUMS                 $6,062,393   $ 6,354,545   $ 6,846,009   $ 7,393,221   $ 7,659,985   $ 7,703,016
                                   ==========   ===========   ===========   ===========   ===========   ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2009 and 2008 with the return of the unearned premium reserve is as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2009
   Affiliates       $4,097,191    $529,996    $  887,195    $136,990    $3,209,996    $393,006
   Non-affiliates       10,657       1,378       380,113      58,692      (369,456)    (57,314)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,107,848    $531,374    $1,267,308    $195,682    $2,840,540    $335,692
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2008
   Affiliates       $4,747,277    $634,349    $1,416,996    $195,996    $3,330,281    $438,353
   Non-affiliates        5,651         755       480,922      66,520      (475,271)    (65,765)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $4,752,928    $635,104    $1,897,918    $262,516    $2,855,010    $372,588
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2009 and 2008 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED       PAID      RESERVES FOR
                      PREMIUM    LOSSES AND    LOSSES AND
                     RESERVES        LAE           LAE
                    ----------   ----------   ------------
DECEMBER 31, 2009
   Affiliates       $  887,195    $172,560     $12,759,773
   Non-affiliates      380,113     332,178       2,970,212
                    ----------    --------     -----------
   TOTAL            $1,267,308    $504,738     $15,729,985
                    ==========    ========     ===========
DECEMBER 31, 2008
   Affiliates       $1,416,996    $273,774     $13,650,198
   Non-affiliates      480,922     371,990       2,373,097
                    ----------    --------     -----------
   TOTAL            $1,897,918    $645,764     $16,023,295
                    ==========    ========     ===========

The Company's unsecured reinsurance recoverables as of December 31, 2009 in excess of 3.0% of its capital and surplus is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

                                                                                       NAIC CO.
REINSURER                                                                                CODE        AMOUNT
---------                                                                              --------   -----------
Affiliates:
   National Union Pool                                                                      --    $11,580,956
   AIG Global Trade and Political Risk Insurance Co.                                     10651        239,039
   AIU Insurance Company                                                                 19399        151,044
   American International Life Assurance Co. NY (US)                                     60607          4,862
   American International Reinsurance Co. Ltd                                               --        352,865
   Chartis Specialty Insurance Company (f/k/a American Int'l Specialty Lines Ins Co)     26883          6,988
   Ascot Syndicate Lloyd's 1414                                                             --          2,183
   Audubon Insurance Company                                                             19933          1,120
   Chartis Europe S.A.                                                                      --         15,859
   Chartis Insurance Company Of Canada                                                      --          5,178
   Chartis Insurance Uk Ltd                                                                 --          6,099
   Chartis Overseas Ltd. (f/k/a American International Underwriters Overseas, Ltd.)         --        477,453
   Chartis Select Insurance Company                                                      10932          3,481
   Landmark Insurance Company                                                            35637          1,072
   Lexington Insurance Company                                                           19437         18,011
   United Guaranty Insurance Company                                                     11715         37,293
   Other affiliates below $1.0 million                                                      --          3,894
                                                                                                  -----------
      TOTAL AFFILIATES                                                                            $12,907,397
                                                                                                  -----------
   Transatlantic Reinsurance Company                                                     19453        217,709
   Transatlantic Reinsurance Company                                                        --          2,554
   Putnam Reinsurance Co.                                                                35157            253
                                                                                                  -----------
         TOTAL TRANSATLANTIC GROUP                                                                $   220,516
                                                                                                  -----------
   Lloyd's                                                                                  --        203,106
   Swiss Re Group                                                                           --        248,620
                                                                                                  -----------
      TOTAL NON-AFFILIATES                                                                            672,242
                                                                                                  -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                                                            $13,579,639
                                                                                                  ===========

During 2009, 2008 and 2007, the Company reported in its Statements of Income statutory losses of $10,863, $165 and $144, respectively, as a result of losses incurred from commutations with the following reinsurers:

COMPANY                                    2009    2008   2007
-------                                  -------   ----   ----
American International Reinsurance Co.   $10,284   $ --   $ --
Other reinsurers below $1 million            579    165    144
                                         -------   ----   ----
TOTAL                                    $10,863   $165   $144
                                         =======   ====   ====

As of December 31, 2009 and 2008, the Company had reinsurance recoverables on paid losses in dispute of $128,137

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

and $112,640, respectively.

During 2009, 2008 and 2007, the Company wrote off related reinsurance recoverable balances of $8,952, $(4,906) and $13,734, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2009 and 2008, the Company's premium receivable and losses payable on assumed business are as follows:

                             2009                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $174,732      $25,010      $199,742
Reinsurance payable on paid loss and loss adjustment expenses     198,362       11,835       210,197

                             2008                               AFFILIATE   NON-AFFILIATE     TOTAL
                             ----                               ---------   -------------   --------
Premiums in course of collection                                 $405,981      $ 6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses     475,797       31,590       507,387

In 2009, the primary component of the affiliated assumed reinsurance balances summarized above were due from and to Chartis Specialty Insurance Company (formerly known as American International Specialty Lines Insurance Company) and Lexington Insurance Company (LEX). In 2009, AIIC was no longer an affiliate.

In 2008, the primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and Chartis Specialty Insurance Company (CSIC). By virtue of participation in the inter-company pooling agreement, the Company's premium receivable and losses payable on assumed reinsurance attributable to parties excluded from the Commercial Pool as of December 31, 2009 and 2008 are as follows:

                                                                       2009                 2008
                                                                -----------------   -------------------
Caption                                                           CSIC      LEX       AIIC       CSIC
-------                                                         -------   -------   --------   --------
Premiums in course of collection                                $42,721   $20,696   $108,866   $161,177
Reinsurance payable on paid loss and loss adjustment expenses    75,872    18,815    150,587    199,331

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000's OMITTED)

NOTE 7 - RETROACTIVE REINSURANCE

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. During 2008, the Company recorded the following changes to Reserves Transferred, Paid Losses Reimbursed or Recovered, and Special Surplus from Retroactive Reinsurance attributable to this commutation:

                                                 2008
                                               --------
Reserves transferred                           $380,610
Paid losses recovered                           336,470
Consideration received                          201,005
Special surplus from retroactive reinsurance     44,140

The Company's retroactive reinsurance reserve balances (as reinsured or as reinsurer) as of December 31, 2009 and 2008, are set forth in the table below:

                                                          2009               2008
                                                    ----------------   ----------------
REINSURER                                           ASSUMED    CEDED   ASSUMED    CEDED
---------                                           -------   ------   -------   ------
Chartis Specialty Insurance Company                  $2,796   $   --    $2,810   $   --
Commerce and Industry Insurance Company of Canada     4,174       --     4,174       --
Lyndon Property Insurance Company                        --    1,388        --    1,691
Transatlantic Reinsurance Company                        --       --        --    1,308
All other reinsurers less than $1.0 million              --      640        --    1,908
                                                     ------   ------    ------   ------
   TOTAL                                             $6,970   $2,028    $6,984   $4,907
                                                     ======   ======    ======   ======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31, 2009 and 2008, the Company's deposit assets and liabilities were comprised of the following:

                     DEPOSIT     DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS   LIABILITIES     ASSETS     LIABILITIES
                     -------   -----------   ----------   -----------
DECEMBER 31, 2009:
   Direct            $   --      $ 88,466      $    --        $--
   Assumed               --        90,013       88,515         --
   Ceded              1,595            --           --         --
                     ------      --------      -------        ---
   TOTAL             $1,595      $178,479      $88,515        $--
                     ======      ========      =======        ===

                     DEPOSIT      DEPOSIT     FUNDS HELD    FUNDS HELD
                      ASSETS    LIABILITIES     ASSETS     LIABILITIES
                     -------    -----------   ----------   -----------
DECEMBER 31, 2008:
   Direct            $     --     $ 95,776      $    --      $     --
   Assumed                 --       92,527       88,515            --
   Ceded              530,085           --           --       484,067
                     --------     --------      -------      --------
   TOTAL             $530,085     $188,303      $88,515      $484,067
                     ========     ========      =======      ========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2009 and 2008 is set forth in the table below:

                                                                         2009                      2008
                                                               -----------------------   -----------------------
                                                                DEPOSIT      DEPOSIT      DEPOSIT      DEPOSIT
                                                                 ASSETS    LIABILITIES     ASSETS    LIABILITIES
                                                               ---------   -----------   ---------   -----------
BALANCE AT JANUARY 1                                           $ 530,085    $188,303     $ 751,468    $189,511
   Deposit activity, including loss recoveries                  (592,772)     (7,962)     (250,415)         78
   Interest income or expense, net of amortization of margin      24,465      (1,862)       12,068      (1,286)
   Non-admitted asset portion                                     39,817          --        16,964          --
                                                               ---------    --------     ---------    --------
BALANCE AS OF DECEMBER 31                                      $   1,595    $178,479     $ 530,085    $188,303
                                                               =========    ========     =========    ========

                                      2009                       2008
                            ------------------------   ------------------------
                            FUNDS HELD    FUNDS HELD   FUNDS HELD    FUNDS HELD
                              ASSETS     LIABILITIES     ASSETS     LIABILITIES
                            ----------   -----------   ----------   -----------
BALANCE AT JANUARY 1          $88,515     $ 484,067     $ 98,917     $ 695,928
   Contributions                   --           357           --           144
   Withdrawals                     --      (505,878)     (10,402)     (238,108)
   Interest                        --        21,454           --        26,103
                              -------     ---------     --------     ---------
BALANCE AS OF DECEMBER 31     $88,515     $      --     $ 88,515     $ 484,067
                              =======     =========     ========     =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries.

Beginning in January 1, 2008, a tax Sub Group was formed among twenty seven Chartis U.S. Inc. (formerly known as AIG Commercial Insurance Group, Inc.) and United Guaranty Companies under Chartis, Inc. The tax Sub Group will be allocated tax and will pay or receive its portion of the consolidated tax benefit or liability as if the Sub Group were filing its own consolidated income tax return except that AIG, Inc. will also reimburse the Sub Group Parent currently for any subgroup tax attributes utilized in the AIG, Inc. consolidated income tax return to the extent they were not otherwise utilized on a separate company basis.

Once the tax is allocated to the Sub Group, the Sub Group then allocates taxes to member companies as if the member companies were on a separate return basis except that current benefit for losses is given if losses or tax attributes are utilized by the Sub Group.

In addition, to the provisions outlined above, the agreement further provides that:

- Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

- As of the effective date of the agreement and for future periods, Chartis, Inc. assumed or will assume each Sub Group members' Tax Reserve in a deemed capital transaction. Tax Reserves mean any unrecognized tax benefit

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     recorded in accordance with ASC 740 and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

- The tax sharing agreement was modified to be consistent with the AIG, Inc. and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

- In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent, and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the current tax sharing agreement, Chartis, Inc. assumed tax liabilities related to uncertain tax positions and tax liability recorded as the result of an agreed upon adjustment with the tax authorities of $64,922 and $164,719 for 2009 and 2008, respectively. In addition, AIG assumed tax of $157,679 and $0 relating to qualifying transactions during 2009 and 2008, respectively, relating to an asset sale in accordance with the Credit Agreement.

For 2007, the Company filed a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2009.

The Paragraph references in the tables below refer to corresponding paragraphs in SSAP 10R.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2009 and 2008 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

As of December 31,

                                                                            2009                               2008
                                                             ---------------------------------  ---------------------------------
                                                              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Gross deferred tax assets                                    $1,258,259  $ 167,785  $1,426,044  $1,013,673  $ 191,058  $1,204,731
   Less: valuation allowance                                         --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Adjusted gross DTAs after valuation allowance                 1,258,259    167,785   1,426,044   1,013,673    191,058   1,204,731
Gross deferred tax liabilities                                  (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net deferred tax assets/(liabilities) before admissibility
   test                                                       1,215,622    (26,846)  1,188,775     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar
   year                                                          73,903     53,031     126,934     330,907         --     330,907
The lesser of adjusted gross DTAs realizable within
   12 months or 10% statutory surplus                           309,996         --     309,996     115,706         --     115,706
Adjusted gross DTAs that can be offset against DTLs             122,514    114,754     237,268      37,046    318,829     355,875
Additional admitted DTAs
Carried back losses that reverse in subsequent three
   calendar year                                                     --         --          --          --         --          --
The lesser of adjusted gross DTAs realizable within
   36 months or 15% statutory surplus                           272,916         --     272,916          --         --          --
Adjusted gross DTAs that can be offset against DTLs                  --         --          --          --         --          --
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total admitted deferred tax asset                               779,329    167,785     947,114     483,659    318,829     802,489
Deferred DTLs                                                   (42,638)  (194,631)   (237,269)    (37,046)  (318,829)   (355,875)
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Net admitted DTAs                                               736,691    (26,846)    709,846     446,613         --     446,613
Non admitted DTAs                                               478,930         (0)    478,930     530,014   (127,772)    402,243
                                                             ----------  ---------  ----------  ----------  ---------  ----------
Total net DTAs                                                1,215,622    (26,846)  1,188,776     976,627   (127,772)    848,856
                                                             ==========  =========  ==========  ==========  =========  ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

The Company has elected to admit DTAs pursuant to Paragraph 10.e.. It recorded an increase in admitted DTAs as the result of its election to employ the provisions of Paragraph 10.e. as follows:

                                                                           CHANGE DURING 2009
                                                                     ------------------------------
DESCRIPTION                                                          ORDINARY    CAPITAL    TOTAL
-----------                                                          -------    --------   --------
Gross deferred tax assets                                             244,586    (23,273)   221,313
   Less: valuation allowance                                               --         --         --
                                                                     --------   --------   --------
Adjusted gross DTAs after valuation allowance                         244,586    (23,273)   221,313
Gross deferred tax liabilities                                         (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net deferred tax assets/(liabilities) before admissibility test       238,994    100,926    339,920
                                                                     ========   ========   ========
Admitted pursuant to:
Carried back losses that reverse in subsequent calendar year         (257,004)    53,031   (203,974)
The lesser of adjusted gross DTAs realizable within 12 months or
   10% statutory surplus                                              194,290         --    194,290
Adjusted gross DTAs that can be offset against DTLs                    85,468   (204,076)  (118,608)
Additional admitted DTAs
Carried back losses that reverse in subsequent three calendar year         --         --         --
The lesser of adjusted gross DTAs realizable within 36 months or
   15% statutory surplus                                              272,916         --    272,916
Adjusted gross DTAs that can be offset against DTLs                        --         --         --
                                                                     --------   --------   --------
Total admitted deferred tax asset                                     295,670   (151,045)   144,625
Deferred DTLs                                                          (5,592)   124,199    118,607
                                                                     --------   --------   --------
Net admitted DTAs                                                     290,078    (26,846)   263,232
Non-admitted DTAs                                                     (51,084)   127,772     76,688
                                                                     --------   --------   --------
Total net DTAs                                                        238,994    100,926    339,920

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., and 10.e. are as follows:

DESCRIPTION                              WITH P.S 10.A.-C   WITH P.S 10.E.   DIFFERENCE
-----------                              ----------------   --------------   ----------
Admitted DTAs                                 436,930            709,846        272,916
Admitted assets                               674,198            947,114        272,916
Statutory surplus                             502,718            754,077        251,359
Total adjusted capital                             --          5,085,399      5,085,399
Authorized control level used in 10.d.             --                 --             --

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During 2009, 2008 and 2007, the Company's current income tax expense/ (benefit) was comprised of the following:

For the years ended December 31,                                            2009        2008       2007
--------------------------------                                         ---------   ---------   --------
Income tax expense/(benefit) on net underwriting and investment income   ($215,953)  $ 135,559   $309,946
Tax on capital gains/(losses)                                               57,389    (270,995)    29,141
Foreign income tax expense/(benefit)                                        37,836          --         --
Federal income tax adjustment - prior years                                 55,810      99,679     38,413
                                                                         ---------   ---------   --------
CURRENT INCOME TAX EXPENSE/(BENEFIT) INCURRED                            ($ 64,918)  ($ 35,757)  $377,500
                                                                         =========   =========   ========

The composition of the Company's net deferred tax assets as of December 31, 2009 and 2008, along with the changes in deferred income taxes for 2009, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                     2009         2008       CHANGE    CHARACTER
------------------                                  ----------   ----------   --------
Deferred tax assets:
   Loss reserve discount                            $  452,188   $  377,943   $ 74,245      Ord
   Non-admitted assets                                 177,668      169,600      8,068      Ord
   Unearned premium reserve                            256,677      276,479    (19,802)     Ord
   Unrealized capital loss                             104,640       30,153     74,487      Cap
   Partnerships                                         98,805       56,739     42,066      Ord
   Bad debt                                            104,852      127,614    (22,762)     Ord
   Investment write downs                               77,069      102,927    (25,858)     Cap
   Goodwill & deferred revenue                          56,656       29,949     26,707      Ord
   Deferred intercompany gain/loss                      29,642           --     29,642      Cap
   Foreign tax credits                                  37,573       25,959     11,614      Ord
   Deferred tax on CFC outside basis difference         20,505           --     20,505      Ord
   Other temporary differences                           9,769        7,368      2,401      Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX ASSETS                      1,426,044    1,204,731    221,313
   Non-admitted deferred tax assets                   (478,930)    (402,242)   (76,688)
                                                    ----------   ----------   --------
   ADMITTED DEFERRED TAX ASSETS                        947,114      802,489    144,625
                                                    ==========   ==========   ========
Deferred tax liabilities:
   Unrealized capital gains                           (193,701)    (318,829)   125,128      Cap
   Investments                                         (10,014)      (5,121)    (4,893)     Ord
   Depreciation                                        (15,120)     (19,370)     4,250      Ord
   AIUOA Captial gains                                  (2,382)      (2,382)        --      Cap
   Other temporary differences                         (16,051)     (10,173)    (5,878)     Ord
                                                    ----------   ----------   --------
      GROSS DEFERRED TAX LIABILITIES                  (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
   NET ADMITTED DEFERRED TAX ASSETS                    709,846      446,614    263,232
                                                    ==========   ==========   ========
Gross deferred tax assets                            1,426,044    1,204,731    221,313
Gross deferred tax liabilities                        (237,268)    (355,875)   118,607
                                                    ----------   ----------   --------
NET DEFERRED TAX ASSETS                              1,188,776      848,856    339,920
Income tax effect of unrealized capital gains                                  199,615
                                                                              --------
Total change in deferred tax                                                   140,305
                                                                              ========
Change in deferred tax - current year                                           59,354
Change in deferred tax - prior period correction                                80,951

The application of SSAP 10R requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.

When making its assessment about the realization of its deferred tax assets at December 31, 2009, the Company considered all available evidence, as required by income tax accounting guidance, including:

- the nature, frequency, and severity of current and cumulative financial reporting losses;

- transactions completed, including the sale of TRH, and transactions expected to be completed in the near future;

- the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

- the application of the amended tax sharing agreement between the Tax Sub Group and the Ultimate Parent; and

- tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustments, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual reporting period.

At December 31, 2009, the Company recorded gross deferred tax assets before valuation allowance of $1,426,044. The full amounts are more likely than not to be realized. Therefore, the Company reflected zero valuation allowance against its deferred tax assets.

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2009, 2008 and 2007 are as follows:

                                                           2009                     2008                      2007
                                                  ----------------------   ----------------------   -----------------------
                                                    AMOUNT    TAX EFFECT     AMOUNT    TAX EFFECT     AMOUNT     TAX EFFECT
                                                  ---------   ----------   ---------   ----------   ----------   ----------
Net income before federal income taxes
   and capital gains taxes                        $ 184,874   $  64,706    $ 325,408   $ 113,893    $1,725,242   $ 603,835
BOOK TO TAX ADJUSTMENTS:
   Tax exempt income                               (456,093)   (159,632)    (481,365)   (168,478)     (543,812)   (190,334)
   Intercompany dividends                           (94,815)    (33,185)        (315)       (110)           --          --
   Dividends received deductions                    (18,128)     (6,345)     (55,610)    (19,464)       (5,993)     (2,098)
   Meals and entertainment                              862         302        1,412         494         1,749         612
   Non-deductible penalties                              --          --          761         266         1,508         528
   Change in non-admitted assets                   (102,726)    (35,954)     120,143      42,050      (138,048)    (48,318)
   Federal income tax adjustments - prior years          --      11,457           --          --            --      55,224
   Branch termination                                    --          --       13,298       4,654            --          --
   Transfer pricing adjustments                          --          --       11,949       4,182            --          --
   Sale of divested entities                        (70,576)    (24,702)          --          --            --          --
   Change in tax positions                               --      59,878           --      32,007            --      31,842
   Other non-taxable income                              --       1,399       (7,179)     (2,513)           --          --
   Other                                             (4,392)     (2,195)          --      (2,321)           --          --
                                                  ---------   ---------    ---------   ---------    ----------   ---------
      TOTAL BOOK TO TAX ADJUSTMENTS                (745,867)   (188,977)    (396,906)   (109,231)     (684,596)   (152,544)
                                                  ---------   ---------    ---------   ---------    ----------   ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX              ($560,993)  ($124,271)   ($ 71,498)  $   4,662    $1,040,646   $ 451,291
                                                  =========   =========    =========   =========    ==========   =========
   Current federal income tax                                  (122,307)                 235,238                   348,359
   Income tax on net realized capital gains                      57,389                 (270,995)                   29,141
   Change in net deferred income taxes                          (59,354)                  40,419                    73,791
                                                              ---------                ---------                 ---------
   TOTAL FEDERAL INCOME TAX                                    (124,271)                   4,662                   451,291
                                                              =========                =========                 =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2009 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

YEAR   ORDINARY   CAPITAL    TOTAL
----   --------   -------   ------
2008    73,903       None   73,903
2009      None     59,052   59,052

As of December 31, 2009, the Company had $37,573 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss or capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2009 and 2008. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to ($309,933) during 2009, $138,061 during 2008, and $231,602 during 2007.

As of December 31, 2009, the Company had no deposits under IRC Section 6603.

As of December 31, 2009 and 2008, the unrecognized tax benefits, excluding interest and penalties, held by Chartis, Inc. relating to the Company is $143,695 and $95,795, respectively.

Under the current tax allocation agreement, interest and penalties related to uncertain tax positions taken by the company are accrued not by the Company but by Chartis, Inc., the Subgroup parent. At December 31, 2009 and 2008, the interest accrued by Chartis Inc. relating to the Company's uncertain tax positions was $17,253 and $8,643.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

AT DECEMBER 31, 2009

MAJOR TAX JURIDICTIONS   OPEN TAX YEARS
----------------------   --------------
UNITED STATES              2000 - 2008

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG U.S. retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2009         2008
------------------                  ----------   ----------
Fair value of plan assets           $3,350,505   $2,723,034
Less projected benefit obligation    3,366,515    3,378,509
                                    ----------   ----------
Funded status                       $  (16,010)  $ (655,475)
                                    ==========   ==========

     The Company's share of net expense for the qualified pension plan was $13,939, $6,772 and $5,001 for the years ended December 31, 2009, 2008 and
     2007, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2009 and 2008, the Company recorded, in other liabilities, its pension liabilities of $12,832.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, Postemployment Benefits and Compensated

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     Absences as of December 31, 2009 and 2008 were $200,768 and $198,015, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $95, $265 and $310 for the years ended December 31, 2009, 2008 and 2007, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2009, 2008 and 2007 are set forth in the table below:

AS OF DECEMBER 31,                               2009                2008                2007
------------------                        -----------------   -----------------   -----------------
Discount rate                                   6.00%               6.50%               6.50%
Rate of compensation increase (average)         4.00%               4.25%               4.25%
Measurement date                          December 31, 2009   December 31, 2008   December 31, 2007
Medical cost trend rate                          N/A                 N/A                 N/A

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2009, 2008 and 2007, AIG allocated $12,572, $18,153, and $14,028, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED BALANCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 were signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     for 2009 is $3,500.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2009 and 2008 represented by each item below is as follows:

                                2009         2008
                            -----------   ---------
Unrealized gains            $   441,772   $ 739,654
Non-admitted asset values    (1,087,959)   (964,416)
Provision for reinsurance       (88,624)    (95,592)

     In calculating the provision for reinsurance as of December 31, 2009, Management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $268,854 and $425,179, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                                   2009         2008
------------------------------                                ---------   -----------
Unrealized gains, current year                                $ 441,772   $   739,654
Unrealized gains, previous year                                 739,654     2,027,439
                                                              ---------   -----------
Change in unrealized gains                                     (297,882)   (1,287,785)
Change in tax on unrealized gains                               202,913        94,517
Change in accounting principles SSAP 43R                         (6,693)           --
Adjustments to beginning surplus, including $3,395
   of adjustments to the income tax effect of capital gains      (8,900)           --
Amortization of goodwill                                         (2,502)       (1,182)
                                                              ---------   -----------
Change in unrealized, net of taxes                            $(113,064)  $(1,194,450)
                                                              =========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

Change in non-admitted asset values            2009          2008
-----------------------------------        -----------   -----------
Non-admitted asset values, current year    $(1,087,959)  $  (964,416)
Non-admitted asset values, previous year      (964,416)   (1,011,589)
                                           -----------   -----------
Change in non-admitted assets                 (123,543)       47,173
Change in accounting principles SSAP 10R      (272,916)           --
Adjustments to beginning surplus                77,692            --
                                           -----------   -----------
Change in non-admitted assets              $  (318,767)  $    47,173
                                           ===========   ===========

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2009 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2009, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2009, the maximum dividend payment, which may be made without prior approval during 2010, is approximately $559,904.

     Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company paid no dividends in 2009 and during 2008, the Company paid $1,582,633 in dividends to Chartis U.S. Inc. which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by NY SAP. Refer to Note 5F for additional information.

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union, and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties'

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated.

     The AIG Parties believe that RPC's claims are without merit and intend to defend them vigorously, but cannot now determine whether RPC will attempt to reassert its claims in New Jersey or estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law. On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion to dismiss many of the claims asserted in the class action complaint. Class discovery has been completed; merits discovery is proceeding and is scheduled to be completed by March 15, 2011.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. Limited discovery related to the AIG parties' filed-rate doctrine defense was conducted and certain legal issues related to that defense have been certified to the South Carolina Supreme Court for determination. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, the defendants filed a motion to dismiss on January 14, 2010.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

     AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that Chartis Claims, Inc. (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including Chartis Claims, Inc. filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied Chartis Claims, Inc. motion for summary judgment and granted plaintiffs' partial

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     motion for summary judgment, holding that Chartis Claims, Inc. is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, Chartis Claims, Inc. along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. Chartis Claims, Inc., along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and Chartis Claims, Inc. agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   LEASES

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $11,157, $14,004 and $44,783 in 2009, 2008 and 2007, respectively.

     At January 1, 2010, the minimum annual aggregate rental commitments are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

2010                           $11,466
2011                             9,798
2012                             9,410
2013                             3,475
2014                             3,136
Thereafter                      13,507
                               -------
TOTAL MINIMUM LEASE PAYMENTS   $50,792
                               =======

     Certain rental commitments have renewal options extending through the year 2023. Some of these renewals are subject to adjustments in future periods.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2009, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

     The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,590,525 as of December 31, 2009. Also, as of December 31, 2009, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                      Licensed in
Name of life insurer                            Location   Balances     New York
--------------------                            --------   --------   ----------
American General Life Insurance Company         Texas      $676,563       Yes
American International Life Assurance Company   New York    619,499       Yes
BMO Life Assurance Company                      Canada      235,610        No

     Of the amount of annuities due from American General Life Insurance Company, $573,153 represents amount assigned from the Company to National Union.

     As part of its private equity portfolio investment, as of December 31, 2009 the Company may be called upon for an additional capital investment of up to $598,842. The Company expects only a small portion of this portfolio will be called during 2010.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

     The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

NOTE 13 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2009, 2008 and 2007, policyholder dividends amounted to $0, $341 and $123, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2009 and 2008, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                          2009        2008
---------------------                       ---------   ---------
Allowance for doubtful accounts             $(265,629)  $(369,538)
Note receivable - reinsurance commutation      37,044          --
Guaranty funds receivable or on deposit        15,174      18,082
Intangible asset - Canada                    (120,793)    (75,963)
Loss funds on deposit                          70,207      65,014
Other                                         104,219     132,015
Paid loss clearing                            301,435     314,798
                                            ---------   ---------
   TOTAL OTHER ADMITTED ASSETS              $ 141,657   $  84,408
                                            =========   =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2009 and 2008, the Company's liability for insolvency assessments amounted to $38,272 and $51,459, respectively, with related assets for premium tax credits of $15,174 and $18,082, respectively. Of the amount accrued, the Company expects to pay approximately $23,098 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $9,198 of premium tax offset credits and the associated liability in years two through five. The remaining $5,976 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2009 and 2008, the Company had established an allowance for doubtful accounts of $265,629 and $369,538, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2009, 2008 and 2007, the Company recorded $33,419, $48,507 and $89,886, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2009 and 2008, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

OTHER LIABILITIES                                                 2009       2008
-----------------                                               --------   --------
Accounts payable                                                $ 27,470   $ 24,655
Accrued retrospective premiums                                    70,893     56,408
Advance premiums                                                  12,185     13,614
Amounts withheld or retained by company for account of others      8,068      5,709
Deferred commission earnings                                       6,146     11,052
Dividends to policyholders                                            --        233
Liability for pension and severance pay                           12,832     12,832
Salvage and subrogation recoverable                                  979      7,597
Other liabilites                                                  99,712     55,528
Policyholder funds on deposit                                     11,069     12,596
Remmittances and items not allocated                              41,968     30,146
Retroactive reinsurance payable                                    1,733      6,873
Service carrier liabilty                                           3,686      2,875
                                                                --------   --------
TOTAL OTHER LIABILTIES                                          $296,741   $240,118
                                                                ========   ========

EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

At December 31, 2009, the Company owned 13.9% of the common stock of Transatlantic Holdings, Inc., the parent company of Transatlantic Reinsurance Company and Putnam Reinsurance Company (together, the "TRH Insurers"). On February 19, 2010, based on representations made by AIG and the Company in their December 9, 2009 application to and a Special Commitment letter submitted to the New York Department of Insurance (the NY Department), the NY Department determined that AIG and the American Home Assurance Company do not control the TRH Insurers for purposes of Article 15 of the New York Insurance Law. The Department's determination is effective as of the date of the application.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 30, 2010 for the statutory statement issued on April 30, 2010.

On February 9, 2010, the Company's board of directors declared a dividend of $300 million to its immediate parent. The dividend was paid on February 12, 2010.

On February 23, 2010, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level Risk Based Capital (RBC), as shown in the Company's 2009 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. The current CMA supersedes and replaces a similar

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2009, 2008 AND 2007

                                 (000'S OMITTED)

agreement that related to the Company's December 31, 2008 surplus position.

On April 21, 2009, AIG announced its intent to contribute Chartis Inc., the Company's intermediate parent company, and Chartis International, LLC (formerly AIU Holdings LLC) to a newly-formed special purpose vehicle ("SPV") in exchange for membership interests in the SPV, subject to receipt of applicable regulatory approvals. On July 27, 2009, AIG announced the formation of the SPV, and on January 29, 2010, AIG contributed Chartis Inc. to the SPV. AIG contributed Chartis International, LLC to the SPV on March 12, 2010.

On March 5, 2010, AIG announced its intention to sell in a public offering the remaining 9,192,662 shares of common stock of Transatlantic Holdings, Inc. (TRH) owned by the Company. The secondary public offering commenced on March 8, 2010 and was priced at a public offering price of $53.35 per share. On March 15, 2010, AIG announced that it had closed the secondary public offering of 8,466,693 shares of TRH aggregate gross proceeds of approximately $452 million. TRH purchased 2,000,000 of the shares owned by AHAC in the offering.

Effective April 1 2010, the Commercial Pool commuted a significant reinsurance agreement covering multiple underwriting years with an affiliated reinsurer. The commutation was effected on a cutoff basis and resulted in the Commercial Pool recapturing loss and loss adjustment expense reserves of $2.21 billion in exchange for consideration of $1.84 billion, resulting in a loss of $366 million. The Company's share was $795 million, $663 million and $132 million, respectively.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a) Board of Directors Resolution.

    (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b) Custodian Agreements.  Inapplicable.

(c) Underwriting Contracts.

    (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (26)

    (2)  Form of Selling Group Agreement. (27)

    (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d) Contracts.

    (1) Specimen form of the "Platinum Investor(R) IV" Flexible Premium Variable Life Insurance Policy, Policy Form No. 04604. (25)

    (2) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720. (25)

    (3) Specimen form of Monthly Guarantee Premium Rider to Age 100, Form No. 04700. (25)

    (4) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (29)

    (5) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (29)

    (6) Specimen form of No Tobacco Use Incentive Endorsement, Form No. AGLC101287-2004. (25)

    (7)  Form of Accidental Death Benefit Rider, Form No. 82012. (37)

    (8) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (37)

    (9) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (37)

    (10) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (37)

    (11) Form of Waiver of Monthly Deduction Rider, Form No. 82001. (37)

(e) Applications.

    (1) Specimen form of Life Insurance Application--Part A, Form No. AGLC 100565-2003. (35)

    (2) Specimen form of Life Insurance Application--Part B, Form No. AGLC 100566-2003. (24)

    (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC101192-2004 Rev0406. (7)

    (4) Specimen form of Service Request Form, Form No. AGLC101335 Rev 0509. (Filed herewith)

    (5)  Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904. (33)

    (6)  Form of Assignment Form, Form No. AGLC0205 Rev0904. (33)

    (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (33)

    (8)  Form of Name and Address Change Form, Form No. AGLC0222 Rev0904. (33)

    (9)  Form of Change of Ownership Form, Form No. AGLC0013 Rev0705. (33)

    (10) Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403. (33)

    (11) Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (33)

    (12) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (35)

    (13) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (33)

    (14) Form of In-Force Change Application Form, Form No. AGLC 100386-2002.
         (33)

(f) Depositor's Certificate of Incorporation and By-Laws.

    (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

    (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

    (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g) Reinsurance Contracts.

    (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (39)

    (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (39)

    (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (39)

    (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (39)

(h) Participation Agreements.

    (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

    (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (17)

    (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (28)

   (1)(d) Form of Amendment Eight to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (25)

   (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (16)

   (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (15)

   (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (31)

   (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.
           (19)

   (5)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

   (5)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

   (5)(c)  Form of Fourth Amendment to Fund Participation Agreement dated
           June 1, 1998 between American General Life Insurance Company, each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Inc. and Dreyfus Investment Portfolios effective as of October 1, 2007. (40)

   (6)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (40)

   (7)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of
           October 1, 2002. (30)

   (7)(b) Form of Amendment to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of January 1, 2005. (25)

   (7)(c) Form of Amendment No. 5 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (42)

   (8)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (19)

   (8)(b) Form of Amendment No. 4 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (25)

   (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JP Morgan Funds Management, Inc., effective as of April 24, 2009. (46)

   (9)(b) Form of Fund/SERV Amendment to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II dated as of October 1, 2007. (42)

   (10)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

   (10)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (19)

   (10)(c) Form of Amendment Ten to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (25)

   (10)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (39)

   (11)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

   (11)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (11)

   (11)(c) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (17)

   (11)(d) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (23)

   (11)(e) Form of Amendment Twelve to Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Van Kampen Funds, Inc., The Universal Institutional Funds, Inc., and Morgan Stanley Investment Management, Inc. (25)

   (12)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (15)

   (12)(b) Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (15)

   (12)(c) Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (38)

   (13)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (21)

   (13)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (33)

   (14)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (19)

   (14)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (33)

   (15)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (30)

   (15)(b) Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (33)

   (15)(c) Form of Amendment No. 4 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (42)

   (16)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

   (16)(b) Form of Amendment No. 3 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp. and American General Life Insurance Company dated October 1, 2007. (42)

   (17)(a) Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (20)

   (17)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (31)

   (17)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (25)

   (18)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

   (18)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

   (18)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (19)

   (18)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

   (18)(e) Form of Amendment Five to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (25)

   (18)(f) Form of Amendment Ninth to Participation Agreement by and between The Variable Annuity Life Insurance Company, AIG Retirement Company I (formerly VALIC Company I), American General Equity Services Corporation and American General Life Insurance Company. (45)

   (18)(g) Form of Amendment Eleventh to Participation Agreement by and between American General Life Insurance Company, American General Equity Services Corporation, VALIC Company I (formerly AIG Retirement Company I) and The Variable Annuity Life Insurance Company effective as of May 1, 2009. (46)

   (19)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

   (19)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

   (19)(c) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

   (19)(d) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (23)

   (19)(e) Form of Amendment Ten to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (25)

   (20)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (19)

   (20)(b) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company.
           (31)

   (21)(a) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (31)

   (22)(a) Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (16)

   (23)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

   (24)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (19)

   (25)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

   (25)(b) Amendment to Administrative Services Agreement dated as of
           August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

   (25)(c) Form of Amendment No. 3 to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of October 1, 2007.
           (40)

   (26)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (38)

   (27)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

   (27)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (38)

   (28)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (12)

   (28)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (22)

   (28)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (30)

   (28)(d) Form of Amendment No. 4 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of January 1, 2005. (25)

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

   (29)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (19)

   (30)(a) Form of Administrative Services Letter Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank (relating to J.P. Morgan Series Trust II), effective May 1, 2003.
           (16)

   (30)(b) Form of Amendment No. 1 to Administrative Services Letter Agreement by and between American General Life Insurance Company and J.P. Morgan Funds Management, Inc. (formerly known as JPMorgan Chase
           Bank) (relating to J.P. Morgan Series Trust II), effective as of October 1, 2007. (40)

   (31)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (31)

   (32)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrerd LLP and Morgan Stanley Dean Witter Investment Management Inc. (14)

   (32)(b) Form of Amendment No. 2 to Administrative Services Agreement between American General Life Insurance Company and Morgan Stanley Investment Management, Inc. (25)

   (33)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (15)

   (34)(a) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and American General Life Insurance Company. (34)

   (35)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (21)

   (35)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (33)

   (36)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (19)

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

   (36)(b) Form of Amendment No. 1 to Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company LLC. (43)

   (37)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (19)

   (38)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company.
           (20)

   (38)(b) Form of Amendment No. 2 to Administrative Services Agreement by and between AIG SunAmerica Asset Management Corp. and American General Life Insurance Company. (25)

   (39)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (21)

   (39)(b) Form of Amendment No. 1 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company, dated November 1, 2001. (18)

   (39)(c) Form of Amendment No. 4 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company. (25)

   (40)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and American General Life Insurance Company. (39)

   (41)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and American General Life Insurance Company. (39)

   (42)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and American General Life Insurance Company. (39)

   (43)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and American General Life Insurance Company. (39)

   (44)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and American General Life Insurance Company. (39)

   (45)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (39)

   (46)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company. (39)

   (47)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and American General Life Insurance Company. (39)

   (48)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JP Morgan Insurance Trust and American General Life Insurance Company.
           (46)

   (49)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (39)

   (50)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and American General Life Insurance Company. (39)

   (51)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and American General Life Insurance Company. (39)

   (52)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and American General Life Insurance Company. (39)

   (53)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and American General Life Insurance Company. (39)

   (54)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and American General Life Insurance Company. (39)

   (55)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and American General Life Insurance Company. (39)

   (56)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and American General Life Insurance Company. (39)

   (57)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and American General Life Insurance Company. (39)

   (58)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and American General Life Insurance Company. (39)

   (59)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American General Life Insurance Company. (39)

(i)  Administrative Contracts.

     (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
            (13)

     (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (13)

     (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (13)

     (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (13)

     (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (13)

     (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (13)

     (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (31)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (3)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (37)

(k)  Legal Opinions.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (25)

     (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (32)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of American General Life Insurance Company's actuary. (25)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for the Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (43)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (36)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (37)

     (3) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Worth Gordon Knight, Jr., Director, of American Home Assurance Company. (41)

    (4) Power of Attorney with respect to Registration Statements and Amendments thereto removing Worth Gordon Knight, Jr., Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (44)

--------------------------------------------------------------------------------

(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(13) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(17) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on February 10, 2003.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(22) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(23) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(24) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 17, 2004.

(26) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(28) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(29) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(30) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(31) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(32) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-18318) of American General Life Insurance Company Separate Account VL-R filed on October 24, 2005.

(33) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(34) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(35) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(36) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on March 31, 2006.

(37) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(38) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

(39) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(40) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(41) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 22, 2007.

(42) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-153068) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2008.

(43) Incorporated by referenced to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2009.

(44) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2008.

(45) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on August 28, 2008.

(46) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2010.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Jay S. Wintrob            Director and Chairman of the Board of Directors
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Mary Jane B. Fortin       Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong        Director, President, Chief Executive Officer-Benefit
3600 Route 66             Solutions
Neptune, NJ 07753

Robert M. Beuerlein       Director, Senior Vice President and Chief and
2727-A Allen Parkway      Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson        Director, Executive Vice President, Chief Service
2929 Allen Parkway        and Information Officer
Houston, TX 77019

Don W. Cummings           Director, Senior Vice President and Chief Financial
2727-A Allen Parkway      Officer
Houston, TX 77019

Kyle L. Jennings          Director, Executive Vice President, General Counsel
2929 Allen Parkway        and Secretary
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
David W. O'Leary          Director, Executive Vice President and Chief
2929 Allen Parkway        Operating Officer
Houston, TX 77019

Ronald J. Harris          President-Matrix Direct
9640 Granite Ridge Drive
San Diego, CA 92123

Steven D. Anderson        Senior Vice President-Business Planning and Analysis
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden             Senior Vice President-Strategic Marketing and
2929 Allen Parkway        Business Development
Houston, TX 77019

Wayne A. Barnard          Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield      Senior Vice President
3600 Route 66
Neptune, NJ 07754

Donna Fahey               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John Gatesman             Senior Vice President, Specialty Markets
2727-A Allen Parkway
Houston, TX 77019

William F. Guterding      Senior Vice President
599 Lexington Avenue
New York, NY 10022

Robert F. Herbert, Jr.    Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Stephen Kennedy           Senior Vice President, New Business Operations
2727-A Allen Parkway
Houston, TX 77017

Frank A. Kophamel         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy           Senior Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire           Senior Vice President, Customer Service,
2727-A Allen Parkway      Underwriting and Medical
Houston, TX 77019

Laura W. Milazzo          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Barry Pelletteri          Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel          Senior Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Dale W. Sachtleben        Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

Durr Sexton               Senior Vice President and Chief Distribution Officer
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele          Senior Vice President, Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Chris N. Aiken            Vice President
2727-A Allen Parkway
Houston, TX 77019

Chris Ayers               Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon           Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel            Vice President
2929 Allen Parkway
Houston, TX 77019

Michael B. Boesen         Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden         Vice President, Chief Compliance Officer and Chief
2727-A Allen Parkway      Counsel - Litigation
Houston, TX 77019

Laura J. Borowski         Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David R. Brady            Vice President
599 Lexington Avenue
New York, NY 10022

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
James B. Brown            Vice President
2727-A Allen Parkway
Houston, TX 77019

Dan Chamberlain           Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Childs            Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi          Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia           Vice President
3600 Route 66
Neptune, NJ 07754

Timothy M. Donovan        Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi       Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Brad J. Gabel             Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Marc Gamsin               Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Frederick J. Garland, Jr. Vice President
2929 Allen Parkway
Houston, TX 77019

Liza Glass                Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Leo W. Grace              Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette       Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Daniel J. Gutenberger     Vice President and Medical Director
1200 N. Mayfair Road
Milwaukee, WI 53226

Roger E. Hahn             Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Joel H. Hammer            Vice President
599 Lexington Avenue
New York, NY 10022

D. Leigh Harrington       Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig            Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard         Vice President
2727-A Allen Parkway
Houston, TX 77019

Donald E. Huffner         Vice President and Real Estate Investment Officer
599 Lexington Avenue
New York, NY 10022

Walter P. Irby            Vice President and Chief Financial Officer-Specialty
2929 Allen Parkway        Markets Group
Houston, TX 77019

Sharla A. Jackson         Vice President
205 E. 10th Avenue
Amarillo, TX 79101

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Michael J. Krugel         Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Robert J. Ley             Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett      Vice President
2727-A Allen Parkway
Houston, TX 77019

W. Larry Mask             Vice President, Real Estate Investment Officer and
2929 Allen Parkway        Assistant Secretary
Houston, TX 77019

Melvin C. McFall          Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew          Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer          Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael        Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy         Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David W. Napoli           Vice President
2929 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson        Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Greg Outcalt              Vice President
1 SunAmerica Center
1999 Avenue of the Stars
Los Angeles, CA 90067

Rembert R. Owen, Jr.      Vice President, Real Estate Investment Officer and
2929 Allen Parkway        Assistant Secretary
Houston, TX 77019

Lori J. Payne             Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival         Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Terri Robbins             Vice President
175 Water Street
New York, NY 10038

Debbie Runge              Vice President, Human Resources
2727-A Allen Parkway
Houston, TX 77019

Carly Sanchez             Vice President, Human Resources and Chief Diversity
2727-A Allen Parkway      Officer
Houston, TX 77019

Michael C. Sibley         Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires            Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale A. Stewart           Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS          AMERICAN GENERAL LIFE INSURANCE COMPANY
------------------        ----------------------------------------------------
Gregory R. Thornton       Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba         Vice President
2929 Allen Parkway
Houston, TX 77019

Sarah Van Beck            Vice President
2727-A Allen Parkway
Houston, TX 77019

Christian D. Weiss        Vice President
2727-A Allen Parkway
Houston, TX 77019

Cynthia P. Wieties        Vice President
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones           Chief Counsel-Business Lines and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-10-001465, filed
February 26, 2010. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

CHANGE OF CONTROL OF AMERICAN INTERNATIONAL GROUP, INC.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.8% of the aggregate voting power of American International Group Inc.'s common stock and is entitled to approximately 79.8% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates. American General Life Insurance Company is not a guarantor of the Credit Facility obligations and it has not pledged any assets to secure those obligations.

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
Variable Account A
Variable Account B

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R

(b)Management.

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS          AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------        ----------------------------------------------------
Mary Jane B. Fortin       Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

David W. O'Leary          Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire           Director and Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings          Executive Vice President, General Counsel and
2929 Allen Parkway        Secretary
Houston, TX 77019

Larry Blews               Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.    Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson        Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires            Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington         Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones           Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS          AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------        ----------------------------------------------------
Ann Wohn                  Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming           Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore          Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)Compensation From the Registrant.

                   NET UNDERWRITING COMPENSATION ON EVENTS
NAME OF PRINCIPAL  DISCOUNTS AND    OCCASIONING THE DEDUCTION BROKERAGE   OTHER
UNDERWRITER        COMMISSIONS      OF A DEFERRED SALES LOAD  COMMISSIONS COMPENSATION
-----------------  ---------------- ------------------------- ----------- ------------
American General
Equity Services
Corporation               0                     0                  0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES. Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                              POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of April, 2010.


                                       AMERICAN GENERAL LIFE INSURANCE COMPANY
                                       SEPARATE ACCOUNT VL-R
                                       (Registrant)

                               BY: AMERICAN GENERAL LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)


                               BY:     ROBERT F. HERBERT, JR.
                                       ----------------------
                                       ROBERT F. HERBERT, JR.
                                       SENIOR VICE PRESIDENT,
                                        TREASURER AND CONTROLLER

                                    AGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

Signature                                Title                        Date
---------                                -----                        ----

JAY S. WINTROB                Director and Chairman              April 30, 2010
--------------                of the Board of Directors
JAY S. WINTROB

MARY JANE B. FORTIN           Director, President and            April 30, 2010
-------------------           Chief Executive Officer
MARY JANE B. FORTIN

DON W. CUMMINGS               Director, Senior                   April 30, 2010
---------------               Vice President and
DON W. CUMMINGS               Chief Financial Officer

KYLE L. JENNINGS              Director                           April 30, 2010
----------------
KYLE L. JENNINGS

DAVID R. ARMSTRONG            Director                           April 30, 2010
------------------
DAVID R. ARMSTRONG

ROBERT M. BEUERLEIN           Director                           April 30, 2010
-------------------
ROBERT M. BEUERLEIN

JEFFREY H. CARLSON            Director                           April 30, 2010
------------------
JEFFREY H. CARLSON

DAVID W. O'LEARY              Director                           April 30, 2010
----------------
DAVID W. O'LEARY

                                    AGL - 2

                                                                     333-118318
                                                                      811-08561

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2010.

                                                 AMERICAN HOME ASSURANCE COMPANY

                                            BY:  ROBERT S. SCHIMEK
                                                 -------------------------------
                                                 ROBERT S. SCHIMEK
                                                 CHIEF FINANCIAL OFFICER,
                                                 SENIOR VICE PRESIDENT AND
                                                 TREASURER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                 Title                          Date
---------                 -----                          ----

*KRISTIAN PHILIP MOOR     Director and Chairman          April 30, 2010
-------------------------
 KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE       Director, President and Chief  April 30, 2010
------------------------- Executive Officer
 JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK        Director, Chief Financial      April 30, 2010
------------------------- Officer, Senior Vice
 ROBERT S. SCHIMEK        President, and Treasurer

PETER J. EASTWOOD         Director                       April 30, 2010
-------------------------
PETER J. EASTWOOD

*DAVID NEIL FIELDS        Director                       April 30, 2010
-------------------------
 DAVID NEIL FIELDS

*DAVID LAWRENCE HERZOG    Director                       April 30, 2010
-------------------------
 DAVID LAWRENCE HERZOG

------------------------- Director                       April ___, 2010
LOUIS PHILIP IGLESIAS

*ROBERT EDWARD LEWIS      Director                       April 30, 2010
-------------------------
 ROBERT EDWARD LEWIS

MONIKA MARIA MACHON       Director                       April 30, 2010
-------------------------
MONIKA MARIA MACHON

CHRISTOPHER LOUIS SPARRO  Director                       April 30, 2010
-------------------------
CHRISTOPHER LOUIS SPARRO

*NICHOLAS SHAW TYLER      Director                       April 30, 2010
-------------------------
 NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH   Director                       April 30, 2010
-------------------------
 NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS      Director                       April 30, 2010
-------------------------
 MARK TIMOTHY WILLIS


* BY:  ROBERT S. SCHIMEK
       --------------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (r) to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

   (e)(4) Specimen form of Service Request Form, Form No. AGLC101335 Rev0509.

   (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1